MARCH 31, 2008

RYDEX SERIES FUNDS ANNUAL REPORT

BENCHMARK FUNDS

NOVA FUND

INVERSE GOVERNMENT LONG BOND STRATEGY FUND

(Formerly, Inverse Government Long Bond Fund)

S&P 500 FUND

HIGH YIELD STRATEGY FUND

INVERSE S&P 500 STRATEGY FUND

(Formerly, Inverse S&P 500 Fund)

INVERSE HIGH YIELD STRATEGY FUND

OTC FUND

EUROPE 1.25x STRATEGY FUND

(Formerly, Europe Advantage Fund)

INVERSE OTC STRATEGY FUND

(Formerly, Inverse OTC Fund)

JAPAN 2x STRATEGY FUND

MID-CAP 1.5x STRATEGY FUND

SMALL-CAP VALUE FUND

(Formerly, Mid-Cap Advantage Fund)

MID-CAP VALUE FUND

INVERSE MID-CAP STRATEGY FUND

(Formerly, Inverse Mid-Cap Fund)

LARGE-CAP VALUE FUND

RUSSELL 2000® 1.5x STRATEGY FUND

SMALL-CAP GROWTH FUND

(Formerly, Russell 2000® Advantage Fund)

MID-CAP GROWTH FUND

RUSSELL 2000® FUND

LARGE-CAP GROWTH FUND

INVERSE RUSSELL 2000® STRATEGY FUND

U.S. GOVERNMENT MONEY MARKET FUND

(Formerly, Inverse Russell 2000® Fund)

GOVERNMENT LONG BOND 1.2x STRATEGY FUND

(Formerly, Government Long Bond Advantage Fund)

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TABLE OF CONTENTS

LETTER TO OUR SHAREHOLDERS

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

2

A BRIEF NOTE ON THE COMPOUNDING OF RETURNS

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

3

ABOUT SHAREHOLDERS’ FUND EXPENSES

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

4

PERFORMANCE REPORTS AND FUND PROFILES

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

10

SCHEDULES OF INVESTMENTS

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

56

STATEMENTS OF ASSETS AND LIABILITIES

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

136

STATEMENTS OF OPERATIONS

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

140

STATEMENTS OF CHANGES IN NET ASSETS

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

144

FINANCIAL HIGHLIGHTS

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

152

NOTES TO FINANCIAL STATEMENTS

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

162

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

. . . . . . . . . . . . . . . . . . . . . . . . . . . .

177

OTHER INFORMATION

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

178

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

181

THE RYDEX SERIES FUNDS ANNUAL REPORT

|

1

LETTER TO OUR SHAREHOLDERS

DEAR SHAREHOLDER:

The year ended March 31, 2008, was a momentous one in many respects. The U.S. financial system teetered on the brink of collapse as the ongoing crisis in the nation’s credit markets seemed to threaten the solvency of many major Wall Street institutions. Indeed, financial market turmoil, the magnitude of which had not been seen in decades, lead to the dramatic collapse of Bear Stearns, a powerhouse investment bank that traced its origins back to the 1920’s and had successfully weathered the Great

Depression. At the tail end of the period, stocks soared in a classic relief rally once it was clear that other major financial institutions did not face solvency issues that threatened their very existence and the overall health of the U.S. financial system.

During this tumultuous period, the Dow Jones Industrial AverageSM actually managed to eke out a 1.59%

gain despite losing more than 1,000 points in the first three months of 2008, the largest quarterly point decline in the Index’s long history. The S&P 500® Index found the going a bit tougher, falling 5.08%. With the avoidance of risk as the dominant theme over the past year, more aggressive exposures such as small-

cap and mid-cap stocks suffered. The S&P MidCap 400® Index fell 6.97%, while the Russell 2000® Index of small-cap stocks lost 13.00% of its value. Financial stocks were at the epicenter of the crisis that began to unfold during the summer (the S&P 500 Financials Index fell an astounding 27.78% during the period).

The S&P SmallCap 600/Citigroup Pure Value Index was the worst performing sector in the traditional style-box series, falling 22.23%.

International stocks were the clear winners for the year ended March 31, 2008. Developed market stocks performed in-line with their U.S counterparts (the benchmark MSCI EAFE Index declined 2.10%), aided by local currency appreciation as the U.S. dollar fell over 13.42%. Emerging market stocks, however,

continued their multi-year run as the MSCI EM Index soared over 21.00% on the back of huge rallies in the BRIC markets.

Not surprisingly, investors ran to the safety of U.S. Treasury securities, pulling long-term interest rates down to five-year lows. Short-term interest rates plummeted, with the yield on the 2-year Treasury note falling in excess of three percentage points to 1.59%. Longer-term interest rates were a little stickier as the yield on the 10-year Note fell a more modest 1.2 points to 3.42%. As a result, the yield curve resumed its traditional positive slope after having been flat for an extended period.

The impetus for the dramatic shift in the term structure of interest rates was a series of emergency rate cuts by the Federal Reserve (the “Fed”). In six sweeping moves, the Fed slashed the widely watched Fed

Funds target rate from 5.25% to 2.25%. In this crisis environment, the Fed, in conjunction with other central banks, continuously pumped hundreds of billions of dollars of liquidity into the global financial system. With all the ingredients for a recession firmly in place—depressed consumer sentiment, shrinking payrolls, declining retail sales, curtailed capital spending plans and falling wealth levels—government at all levels went into crisis prevention mode. Despite all the bad news, it is unlikely that the U.S. economy actually shrank during this period. The cheap U.S. dollar fueled a boom in exports, which kept economic growth in the black. Low short-term interest rates and a cheap dollar also fueled a boom in commodities markets, as the prices of oil, industrial metals, and agricultural products skyrocketed. Oil, in particular, rose

54%, breaching the psychologically significant $100 per barrel mark by the end of the period.

Although write downs will continue to dribble out of the banking system, the worst of the financial crisis seems to be behind us at this point. Recent earnings reports from the likes of Lehman Brothers, Goldman

Sachs, and Morgan Stanley indicate that the U.S. financial system is sufficiently capitalized to weather the credit crisis unless estimates of mortgage debt write offs are substantially off the mark. This leaves us cautiously optimistic about the direction of stock prices as we move into the new year. There is little doubt that the economy will continue to flirt with recession and interest rates are poised to rise. Yet there has been an important and discernable shift in market sentiment indicating, to us at least, that more bad news from the housing front will be taken in stride.

We appreciate the trust you have placed in our firm’s quality and integrity by investing with us.

Sincerely,

David C. Reilly, CFA

Director of Portfolio Strategy

2

|

THE RYDEX SERIES FUNDS ANNUAL REPORT

A BRIEF NOTE ON THE COMPOUNDING OF RETURNS (Unaudited)

Many of the Rydex Funds described in this report are benchmarked daily to leveraged or inverse leveraged versions of published indices. To properly evaluate the performance of these funds, it is essential to understand the effect of mathematical compounding on their respective returns.

Because of the nonlinear effects of leverage applied over time, it is possible for a fund to perform in line with its benchmark for several individual periods in a row, yet seem to trail the benchmark over the entire period. It is also possible that a fund that performs in-line with its benchmark on a daily basis may seem to outperform its benchmark over longer periods.

An Example of Compounding

For example, consider a hypothetical fund that is designed to produce returns that correspond to 150%

of an index. On the first day of a period, the index rises from a level of 100 to a level of 106, producing a

6.0% gain and an expectation that the fund will rise by 9.0%. On the same day, the fund’s net asset value

(“NAV”) increases from $10.00 to $10.90 for a gain of 9.0%–in line with its benchmark.

On day two, assume the index falls from 106 to 99 for a loss of about 6.6%. The fund, as expected, falls

9.9% to a price of $9.82. On each day, the fund performed exactly in line with its benchmark, but for the two-day period, the fund was down 1.8%, while the index was down only 1.0%. Without taking into account the daily compounding of returns, one would expect the fund to lose 1.5% and would see the fund as trailing by 0.3% when in fact it had performed perfectly. This example is summarized in the table below.

Index

Index

Fund

Fund

Level

Performance

Expectation

Fund NAV

Performance

Assessment

Start

100

$10.00

Day 1

106

6.0%

9.0%

$10.90

9.0%

In line

Day 2

99

-6.6%

-9.9%

$9.82

-9.9%

In line

Cumulative

-1.0%

-1.5%

-1.8%

-0.3%

As illustrated by this simple example, the effect of leverage can make it difficult to form expectations or judgments about fund performance given only the returns of the unleveraged index.

In general, any change in direction in an index will produce compounding that seems to work against an investor. Were the index to move in the same direction (either up or down) for two or more periods in a row, the compounding of those returns would work in an investor’s favor, causing the fund to seemingly beat its benchmark.

As a general rule of thumb, more leverage in a fund will magnify the compounding effect, while less leverage will generally produce results that are more in line with expectations. In addition, periods of high volatility in an underlying index will also cause the effects of compounding to be more pronounced, while lower volatility will produce a more muted effect.

THE RYDEX SERIES FUNDS ANNUAL REPORT

|

3

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a Fund incur two types of costs: (i) transaction costs,

including sales charges (loads) on purchase payments, reinvested dividends, or other distributions;

redemption fees; and exchange fees; and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning September 30, 2007 and ending March 31, 2008.

The following tables illustrate a Fund’s costs in two ways:

Table 1. Based on actual Fund return. This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fourth column shows the dollar amount that would have been paid by an investor who started with

$1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return. This section is intended to help investors compare a Fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and

Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5%

return. Investors can assess a Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Certain retirement plans such as IRA, SEP, Roth IRA and 403(b) accounts are charged an annual $15 maintenance fee. Upon liquidating a retirement account, a $15 account-closing fee will be taken from the proceeds of the redemption.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

Note that the expenses shown in the table are meant to highlight and help compare ongoing costs only and do not reflect any transactional costs which may be incurred by a Fund.

More information about a Fund’s expenses, including annual expense ratios for the past five years, can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate Fund prospectus.

4

|

THE RYDEX SERIES FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited) (continued)

Beginning

Ending

Expenses

Expense

Account Value

Account Value

Paid During

Ratio†

September 30, 2007

March 31, 2008

Period*

Table 1. Based on actual Fund return

Nova Fund

Investor Class

1.26%

$1,000.00

$

796.00

$

5.66

Advisor Class

1.76%

1,000.00

793.90

7.89

A-Class

1.51%

1,000.00

795.20

6.78

C-Class

2.26%

1,000.00

792.10

10.13

S&P 500 Fund

A-Class

1.51%

1,000.00

887.30

7.12

C-Class

2.26%

1,000.00

883.40

10.64

H-Class

1.48%

1,000.00

887.20

6.98

Inverse S&P 500 Strategy Fund

Investor Class

1.41%

1,000.00

1,155.80

7.60

Advisor Class

1.91%

1,000.00

1,152.30

10.28

A-Class

1.66%

1,000.00

1,154.60

8.94

C-Class

2.42%

1,000.00

1,150.00

13.01

OTC Fund

Investor Class

1.26%

1,000.00

848.40

5.82

Advisor Class

1.77%

1,000.00

846.30

8.17

A-Class

1.52%

1,000.00

847.00

7.02

C-Class

2.27%

1,000.00

844.90

10.47

Inverse OTC Strategy Fund

Investor Class

1.45%

1,000.00

1,167.30

7.86

Advisor Class

1.95%

1,000.00

1,164.80

10.55

A-Class

1.71%

1,000.00

1,166.20

9.26

C-Class

2.46%

1,000.00

1,161.50

13.29

Mid-Cap 1.5x Strategy Fund

A-Class

1.67%

1,000.00

801.60

7.52

C-Class

2.42%

1,000.00

798.60

10.88

H-Class

1.67%

1,000.00

801.50

7.52

Inverse Mid-Cap Strategy Fund

A-Class

1.67%

1,000.00

1,136.50

8.92

C-Class

2.40%

1,000.00

1,132.20

12.79

H-Class

1.66%

1,000.00

1,136.50

8.87

Russell 2000® 1.5x Strategy Fund

A-Class

1.67%

1,000.00

773.60

7.40

C-Class

2.42%

1,000.00

771.00

10.71

H-Class

1.67%

1,000.00

773.80

7.41

Russell 2000® Fund

A-Class

1.51%

1,000.00

854.90

7.00

C-Class

2.27%

1,000.00

851.80

10.51

H-Class

1.50%

1,000.00

854.90

6.96

Inverse Russell 2000® Strategy Fund

A-Class

2.14%

1,000.00

1,149.90

11.50

C-Class

2.91%

1,000.00

1,145.50

15.61

H-Class

2.14%

1,000.00

1,149.80

11.50

Government Long Bond 1.2x Strategy Fund

Investor Class

0.97%

1,000.00

1,136.20

5.18

Advisor Class

1.47%

1,000.00

1,131.90

7.83

A-Class

1.22%

1,000.00

1,133.60

6.51

C-Class

1.98%

1,000.00

1,129.70

10.54

Inverse Government Long Bond Strategy Fund

Investor Class

3.57%

1,000.00

892.30

16.89

Advisor Class

4.27%

1,000.00

890.50

20.18

A-Class

3.94%

1,000.00

891.00

18.63

C-Class

4.54%

1,000.00

887.90

21.43

THE RYDEX SERIES FUNDS ANNUAL REPORT

|

5

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited) (continued)

Beginning

Ending

Expenses

Expense

Account Value

Account Value

Paid During

Ratio†

September 30, 2007

March 31, 2008

Period*

High Yield Strategy Fund

A-Class

1.51%

$1,000.00

$

961.60

$

7.41

C-Class

2.25%

1,000.00

957.90

11.01

H-Class

1.49%

1,000.00

960.80

7.30

Inverse High Yield Strategy Fund

A-Class

1.52%

1,000.00

1,021.50

7.68

C-Class

2.27%

1,000.00

1,021.00

11.47

H-Class

1.52%

1,000.00

1,024.70

7.69

Europe 1.25x Strategy Fund

A-Class

1.74%

1,000.00

838.30

8.00

C-Class

2.39%

1,000.00

835.30

10.97

H-Class

1.67%

1,000.00

838.40

7.68

Japan 2x Strategy Fund**

A-Class

1.35%

1,000.00

1,004.80

1.33

C-Class

2.24%

1,000.00

1,004.00

2.21

H-Class

1.45%

1,000.00

1,004.80

1.43

Small-Cap Value Fund

A-Class

1.54%

1,000.00

847.60

7.11

C-Class

2.30%

1,000.00

844.20

10.60

H-Class

1.47%

1,000.00

847.40

6.79

Mid-Cap Value Fund

A-Class

1.52%

1,000.00

869.30

7.10

C-Class

2.25%

1,000.00

865.10

10.49

H-Class

1.52%

1,000.00

868.70

7.10

Large-Cap Value Fund

A-Class

1.51%

1,000.00

814.30

6.85

C-Class

2.27%

1,000.00

811.10

10.28

H-Class

1.51%

1,000.00

814.50

6.85

Small-Cap Growth Fund

A-Class

1.52%

1,000.00

842.90

7.00

C-Class

2.27%

1,000.00

839.90

10.44

H-Class

1.52%

1,000.00

843.00

7.00

Mid-Cap Growth Fund

A-Class

1.51%

1,000.00

893.00

7.15

C-Class

2.27%

1,000.00

889.60

10.72

H-Class

1.51%

1,000.00

893.10

7.15

Large-Cap Growth Fund

A-Class

1.52%

1,000.00

889.10

7.18

C-Class

2.27%

1,000.00

885.80

10.70

H-Class

1.52%

1,000.00

889.10

7.18

U.S. Government Money Market Fund

Investor Class

0.93%

1,000.00

1,015.90

4.69

Advisor Class

1.43%

1,000.00

1,013.30

7.20

A-Class

1.18%

1,000.00

1,014.60

5.94

C-Class

1.93%

1,000.00

1,010.80

9.70

6

|

THE RYDEX SERIES FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited) (continued)

Beginning

Ending

Expenses

Expense

Account Value

Account Value

Paid During

Ratio†

September 30, 2007

March 31, 2008

Period*

Table 2. Based on hypothetical 5% return (before expenses)

Nova Fund

Investor Class

1.26%

$1,000.00

$1,018.70

$

6.36

Advisor Class

1.76%

1,000.00

1,016.20

8.87

A-Class

1.51%

1,000.00

1,017.45

7.62

C-Class

2.26%

1,000.00

1,013.70

11.38

S&P 500 Fund

A-Class

1.51%

1,000.00

1,017.45

7.62

C-Class

2.26%

1,000.00

1,013.70

11.38

H-Class

1.48%

1,000.00

1,017.60

7.47

Inverse S&P 500 Strategy Fund

Investor Class

1.41%

1,000.00

1,017.95

7.11

Advisor Class

1.91%

1,000.00

1,015.45

9.62

A-Class

1.66%

1,000.00

1,016.70

8.37

C-Class

2.42%

1,000.00

1,012.90

12.18

OTC Fund

Investor Class

1.26%

1,000.00

1,018.70

6.36

Advisor Class

1.77%

1,000.00

1,016.15

8.92

A-Class

1.52%

1,000.00

1,017.40

7.67

C-Class

2.27%

1,000.00

1,013.65

11.43

Inverse OTC Strategy Fund

Investor Class

1.45%

1,000.00

1,017.75

7.31

Advisor Class

1.95%

1,000.00

1,015.25

9.82

A-Class

1.71%

1,000.00

1,016.45

8.62

C-Class

2.46%

1,000.00

1,012.70

12.38

Mid-Cap 1.5x Strategy Fund

A-Class

1.67%

1,000.00

1,016.65

8.42

C-Class

2.42%

1,000.00

1,012.90

12.18

H-Class

1.67%

1,000.00

1,016.65

8.42

Inverse Mid-Cap Strategy Fund

A-Class

1.67%

1,000.00

1,016.65

8.42

C-Class

2.40%

1,000.00

1,013.00

12.08

H-Class

1.66%

1,000.00

1,016.70

8.37

Russell 2000® 1.5x Strategy Fund

A-Class

1.67%

1,000.00

1,016.65

8.42

C-Class

2.42%

1,000.00

1,012.90

12.18

H-Class

1.67%

1,000.00

1,016.65

8.42

Russell 2000® Fund

A-Class

1.51%

1,000.00

1,017.45

7.62

C-Class

2.27%

1,000.00

1,013.65

11.43

H-Class

1.50%

1,000.00

1,017.50

7.57

Inverse Russell 2000® Strategy Fund

A-Class

2.14%

1,000.00

1,014.30

10.78

C-Class

2.91%

1,000.00

1,010.45

14.63

H-Class

2.14%

1,000.00

1,014.30

10.78

Government Long Bond 1.2x Strategy Fund

Investor Class

0.97%

1,000.00

1,020.15

4.90

Advisor Class

1.47%

1,000.00

1,017.65

7.41

A-Class

1.22%

1,000.00

1,018.90

6.16

C-Class

1.98%

1,000.00

1,015.10

9.97

Inverse Government Long Bond Strategy Fund

Investor Class

3.57%

1,000.00

1,007.15

17.91

Advisor Class

4.27%

1,000.00

1,003.65

21.39

A-Class

3.94%

1,000.00

1,005.30

19.75

C-Class

4.54%

1,000.00

1,002.30

22.73

THE RYDEX SERIES FUNDS ANNUAL REPORT

|

7

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited) (concluded)

Beginning

Ending

Expenses

Expense

Account Value

Account Value

Paid During

Ratio†

September 30, 2007

March 31, 2008

Period*

High Yield Strategy

A-Class

1.51%

$1,000.00

$1,017.45

$

7.62

C-Class

2.25%

1,000.00

1,013.75

11.33

H-Class

1.49%

1,000.00

1,017.55

7.52

Inverse High Yield Strategy

A-Class

1.52%

1,000.00

1,017.40

7.67

C-Class

2.27%

1,000.00

1,013.65

11.43

H-Class

1.52%

1,000.00

1,017.40

7.67

Europe 1.25x Strategy Fund

A-Class

1.74%

1,000.00

1,016.30

8.77

C-Class

2.39%

1,000.00

1,013.05

12.03

H-Class

1.67%

1,000.00

1,016.65

8.42

Japan 2x Strategy Fund**

A-Class

1.35%

1,000.00

1,018.25

6.81

C-Class

2.24%

1,000.00

1,013.80

11.28

H-Class

1.45%

1,000.00

1,017.75

7.31

Small-Cap Value Fund

A-Class

1.54%

1,000.00

1,017.30

7.77

C-Class

2.30%

1,000.00

1,013.50

11.58

H-Class

1.47%

1,000.00

1,017.65

7.41

Mid-Cap Value Fund

A-Class

1.52%

1,000.00

1,017.40

7.67

C-Class

2.25%

1,000.00

1,013.75

11.33

H-Class

1.52%

1,000.00

1,017.40

7.67

Large-Cap Value Fund

A-Class

1.51%

1,000.00

1,017.45

7.62

C-Class

2.27%

1,000.00

1,013.65

11.43

H-Class

1.51%

1,000.00

1,017.45

7.62

Small-Cap Growth Fund

A-Class

1.52%

1,000.00

1,017.40

7.67

C-Class

2.27%

1,000.00

1,013.65

11.43

H-Class

1.52%

1,000.00

1,017.40

7.67

Mid-Cap Growth Fund

A-Class

1.51%

1,000.00

1,017.45

7.62

C-Class

2.27%

1,000.00

1,013.65

11.43

H-Class

1.51%

1,000.00

1,017.45

7.62

Large-Cap Growth Fund

A-Class

1.52%

1,000.00

1,017.40

7.67

C-Class

2.27%

1,000.00

1,013.65

11.43

H-Class

1.52%

1,000.00

1,017.40

7.67

U.S. Government Money Market Fund

Investor Class

0.93%

1,000.00

1,020.35

4.70

Advisor Class

1.43%

1,000.00

1,017.85

7.21

A-Class

1.18%

1,000.00

1,019.10

5.96

C-Class

1.93%

1,000.00

1,015.35

9.72

* Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.

** Since the commencement of operations: February 22, 2008. Due to the limited length of Fund operations, current expense ratios may not be indicative of future expense ratios.

† This ratio represents annualized Total Expenses, which include interest expense from securities sold short. Excluding short interest expense,

the operating expense ratio of the Inverse Government Long Bond Strategy Fund would be 1.09%, 1.19%, 1.15%, and 1.07% lower for the

Investor Class, Advisor Class, A-Class and C-Class, respectively.

8

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THE RYDEX SERIES FUNDS ANNUAL REPORT

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THE RYDEX SERIES FUNDS ANNUAL REPORT

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9

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited)

NOVA FUND

OBJECTIVE: To provide investment results that match the performance of a specific benchmark on a daily basis.

The Fund’s current benchmark is 150% of the performance of the S&P 500 Index.

Inception: July 12, 1993

For the year ended March 31, 2008, the S&P 500 Index had a return of -5.08%. The index was range bound for the first nine months of the period due to optimism that the sub-prime crisis was contained to a limited number of financial stocks. However, stocks were pushed downward once it became apparent that the crisis may extend into the broader economy and cause a slowdown or possibly even a recession.

The three worst performing sectors were Financials, Consumer Discretionary and Telecommunication Services.

Fortunately, the weak performance of financial stocks was partially offset by the strong performance of energy stocks, which benefited from high commodity prices and countercyclical consumer staples stocks. Energy, along with

Consumer Staples and Materials, were the strongest performers.

As fears of recession affected the broad market, Rydex Nova Fund Investor Class performed as expected, with a

-13.71% return for the period. It achieved a daily correlation of 99% to its benchmark of 150% of the daily price movement of the S&P 500 Index.

The effects of compounding may cause the longer-term correlation of the Fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 3 of this report.

Holdings Diversification (Market Exposure as % of Net Assets)

Inception Dates:

150%

Investor Class

July 12, 1993

Advisor Class

October 15, 1998

S&P 500 Index Swap Agreements

A-Class

March 31, 2004

C-Class

March 14, 2001

100%

S&P 500 Index Futures Contracts

Consumer Discretionary

Consumer Staples

Ten Largest Holdings

Consumer Discretionary

Consumer Staples

Health Care

(% of Total Net Assets)

Exxon Mobil Corp.

3.6%

Health Care

Industrials

Industrials

50%

Energy

Energy

General Electric Co.

2.6%

Information Technology

Information Technology

AT&T, Inc.

1.9%

Financials

Financials

Microsoft Corp.

1.9%

Other

Other

Procter & Gamble Co.

1.7%

0%

Nova Fund

S&P 500 Index

Johnson & Johnson, Inc.

1.5%

Chevron Corp.

1.5%

“Holdings Diversification (Market Exposure as % of Net Assets)”

Bank of America Corp.

1.4%

excludes any temporary cash investments.

Wal-Mart Stores, Inc.

1.1%

Intel Corp.

1.1%

Top Ten Total

18.3%

“Ten Largest Holdings” exclude any

temporary cash or derivative investments.

10

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THE RYDEX SERIES FUNDS ANNUAL REPORT

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (continued)

NOVA FUND

Cumulative Fund Performance

NOVA FUND A-CLASS†

S&P 500 INDEX

$20,000

$15,000

$12,654

$11,441

$10,000

$5,000

03/31/04

03/31/05

03/31/06

03/31/07

03/31/08

NOVA FUND INVESTOR CLASS

S&P 500 INDEX

$20,000

$15,000

$14,111

$10,000

$10,008

$5,000

$0

03/31/98

03/31/00

03/31/02

03/31/04

03/31/06

03/31/08

† Initial investment has been adjusted for the maximum sales charge of 4.75%.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED 03/31/08

Investor Class

Advisor Class

(07/12/93)

(10/15/98)

ONE

FIVE

TEN

ONE

FIVE

SINCE

YEAR

YEAR

YEAR

YEAR

YEAR

INCEPTION

NOVA FUND

-13.71%

13.52%

0.01%

-14.16%

12.93%

0.57%

S&P 500 INDEX

-5.08%

11.32%

3.50%

-5.08%

11.32%

4.17%

A-Class

C-Class

(03/31/04)

(03/14/01)

ONE

ONE

SINCE

SINCE

ONE

ONE

FIVE

SINCE

YEAR

YEAR*

INCEPTION

INCEPTION*

YEAR

YEAR**

YEAR

INCEPTION

NOVA FUND

-13.92%

-18.01%

4.69%

3.42%

-14.60%

-15.43%

12.39%

0.11%

S&P 500 INDEX

-5.08%

-5.08%

6.06%

6.06%

-5.08%

-5.08%

11.32%

3.60%

* Fund returns are calculated using the maximum sales charge of 4.75%.

** Fund returns include a contingent deferred sales charge (CDSC) of 1% if redeemed within 12 months of purchase.

The returns presented above do not reflect the effects of taxes. Past performance is no guarantee of future results. The S&P 500

Index is an unmanaged stock index and, unlike the Fund, has no management fees or other operating expenses to reduce its reported return. Returns are historical and include changes in principal and reinvested dividends and capital gains. The graphs are based on Investor Class shares and A-Class shares only; performance for Advisor Class shares and C-Class shares will vary due to differences in fee structure.

THE RYDEX SERIES FUNDS ANNUAL REPORT

|

11

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (continued)

S&P 500 FUND

OBJECTIVE: To provide investment results that match the performance of a specific benchmark on a daily basis.

The Fund’s current benchmark is the S&P 500 Index.

Inception: May 31, 2006

For the year ended March 31, 2008, the S&P 500 Index had a return of -5.08%. The index was range bound for the first nine months of the period due to optimism that the sub-prime crisis was contained to a limited number of financial stocks. However, stocks were pushed downward once it became apparent that the crisis may extend into the broader economy and cause a slowdown or possibly even a recession.

The three worst performing sectors were Financials, Consumer Discretionary and Telecommunication Services.

Fortunately, the weak performance of financial stocks was partially offset by the strong performance of energy stocks, which benefited from high commodity prices and countercyclical consumer staples stocks. Energy, along with

Consumer Staples and Materials, were the strongest performers.

As fears of recession affected the broad market, Rydex S&P 500 Fund H-Class performed as expected with a -4.72%

return for the period.

Holdings Diversification (Market Exposure as % of Net Assets)

Inception Dates:

S&P 500 Index Swap Agreements

A-Class

May 31, 2006

100%

C-Class

May 31, 2006

Consumer Discretionary

H-Class

May 31, 2006

Consumer Staples

S&P 500 Index

75%

Futures Contracts

Health Care

Ten Largest Holdings

Industrials

(% of Total Net Assets)

Consumer Discretionary

Exxon Mobil Corp.

50%

Consumer Staples

Energy

2.2%

Health Care

General Electric Co.

1.8%

Industrials

Information Technology

AT&T, Inc.

1.1%

Energy

25%

Microsoft Corp.

1.1%

Information Technology

Financials

Procter & Gamble Co.

1.1%

Financials

Johnson & Johnson, Inc.

0.9%

Other

Other

0%

Chevron Corp.

0.9%

S&P 500 Fund

S&P 500 Index

Bank of America Corp.

0.8%

International Business

“Holdings Diversification (Market Exposure as % of Net Assets)”

Machines Corp.

0.8%

excludes any temporary cash investments.

JPMorgan Chase & Co.

0.7%

Top Ten Total

11.4%

“Ten Largest Holdings” exclude any

temporary cash or derivative investments.

12

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THE RYDEX SERIES FUNDS ANNUAL REPORT

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (continued)

S&P 500 FUND

Cumulative Fund Performance

S&P 500 FUND A-CLASS†

S&P 500 INDEX

$14,000

$12,000

$10,785

$10,000

$10,107

$8,000

05/31/06

09/30/06

03/31/07

09/30/07

03/31/08

S&P 500 FUND H-CLASS

S&P 500 INDEX

$14,000

$12,000

$10,785

$10,605

$10,000

$8,000

05/31/06

09/30/06

03/31/07

09/30/07

03/31/08

† Initial investment has been adjusted for the maximum sales charge of 4.75%.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED 03/31/08

A-Class

C-Class

(05/31/06)

(05/31/06)

ONE

ONE

SINCE

SINCE

ONE

ONE

SINCE

YEAR

YEAR*

INCEPTION

INCEPTION*

YEAR

YEAR**

INCEPTION

S&P 500 FUND

-4.68%

-9.20%

3.30%

0.58%

-5.45%

-6.39%

2.50%

S&P 500 INDEX

-5.08%

-5.08%

4.21%

4.21%

-5.08%

-5.08%

4.21%

H-Class

(05/31/06)

ONE

SINCE

YEAR

INCEPTION

S&P 500 FUND

-4.72%

3.25%

S&P 500 INDEX

-5.08%

4.21%

* Fund returns are calculated using the maximum sales charge of 4.75%.

** Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

The returns presented above do not reflect the effects of taxes. Past performance is no guarantee of future results. The S&P 500

Index is an unmanaged stock index and, unlike the Fund, has no management fees or other operating expenses to reduce its reported return. Returns are historical and include changes in principal and reinvested dividends and capital gains. The graphs are based on A-Class shares and H-Class shares only; performance for C-Class shares will vary due to differences in fee structure.

THE RYDEX SERIES FUNDS ANNUAL REPORT

|

13

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (continued)

INVERSE S&P 500 STRATEGY FUND

OBJECTIVE: To provide investment results that will inversely correlate to the performance of the S&P 500 Index.

Inception: January 7, 1994

For the year ended March 31, 2008, the S&P 500 Index had a return of -5.08%. The index was range bound for the first nine months of the period due to optimism that the sub-prime crisis was contained to a limited number of financial stocks. However, stocks were pushed downward once it became apparent that the crisis may extend into the broader economy and cause a slowdown or possibly even a recession.

The three worst performing sectors were Financials, Consumer Discretionary and Telecommunication Services.

Fortunately, the weak performance of financial stocks was partially offset by the strong performance of energy stocks, which benefited from high commodity prices and countercyclical consumer staples stocks. Energy, along with

Consumer Staples and Materials, were the strongest performers.

As fears of recession affected the broad market and the S&P 500 Index slid, Rydex Inverse S&P 500 Strategy Fund

Investor Class performed as expected, delivering a 10.24% return for the period. It achieved a daily correlation of

99% to its benchmark of the inverse of the daily price movement of the S&P 500 Index.

Holdings Diversification (Market Exposure as % of Net Assets)

Inception Dates:

100%

Investor Class

January 7, 1994

Consumer Discretionary

Consumer Staples

Advisor Class

August 5, 1998

80%

A-Class

March 31, 2004

Health Care

Industrials

60%

Energy

C-Class

March 15, 2001

40%

Information Technology

20%

Financials

The Fund invests principally in derivative

Other

0%

investments such as equity index swap

S&P 500 Index

-20%

Futures Contracts Sold Short

agreements, futures contracts, and

options on index futures.

-40%

S&P 500 Index

-60%

Swap Agreements

Sold Short

-80%

-100%

Inverse S&P 500

S&P 500 Index

Strategy Fund

“Holdings Diversification (Market Exposure as % of Net Assets)”

excludes any temporary cash investments.

14

|

THE RYDEX SERIES FUNDS ANNUAL REPORT

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (continued)

INVERSE S&P 500 STRATEGY FUND

Cumulative Fund Performance

INVERSE S&P 500 STRATEGY FUND

A-CLASS†

S&P 500 INDEX

$15,000

$12,654

$10,000

$8,935

$5,000

$0

03/31/04

03/31/05

03/31/06

03/31/07

03/31/08

INVERSE S&P 500 STRATEGY FUND

INVESTOR CLASS

S&P 500 INDEX

$20,000

$15,000

$14,111

$10,000

$9,400

$5,000

03/31/98

03/31/00

03/31/02

03/31/04

03/31/06

03/31/08

† Initial investment has been adjusted for the maximum sales charge of 4.75%.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED 03/31/08

Investor Class

Advisor Class

(01/07/94)

(08/05/98)

ONE

FIVE

TEN

ONE

FIVE

SINCE

YEAR

YEAR

YEAR

YEAR

YEAR

INCEPTION

INVERSE S&P 500 STRATEGY FUND

10.24%

-7.00%

-0.62%

9.56%

-7.46%

-1.51%

S&P 500 INDEX

-5.08%

11.32%

3.50%

-5.08%

11.32%

3.78%

A-Class

C-Class

(03/31/04)

(03/15/01)

ONE

ONE

SINCE

SINCE

ONE

ONE

FIVE

SINCE

YEAR

YEAR*

INCEPTION

INCEPTION*

YEAR

YEAR**

YEAR

INCEPTION

INVERSE S&P 500 STRATEGY FUND

9.95%

4.73%

-1.59%

-2.78%

9.07%

8.07%

-7.95%

-2.61%

S&P 500 INDEX

-5.08%

-5.08%

6.06%

6.06%

-5.08%

-5.08%

11.32%

3.51%

* Fund returns are calculated using the maximum sales charge of 4.75%.

** Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

The returns presented above do not reflect the effects of taxes. Past performance is no guarantee of future results. The S&P 500

Index is an unmanaged stock index and, unlike the Fund, has no management fees or other operating expenses to reduce its reported return. Returns are historical and include changes in principal and reinvested dividends and capital gains. The graphs are based on Investor Class shares and A-Class shares only; performance for Advisor Class shares and C-Class shares will vary due to differences in fee structure.

THE RYDEX SERIES FUNDS ANNUAL REPORT

|

15

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (continued)

OTC FUND

OBJECTIVE: To provide investment results that correspond to a benchmark for over-the-counter securities. The

Fund’s current benchmark is the Nasdaq 100 Index® .

Inception: February 14, 1994

For the one-year period ended March 31, 2008, the Nasdaq 100 Index had a return of 1.04%. The Nasdaq 100 Index outperformed the S&P 500 Index’s -5.08%. In fact, the tech-heavy Nasdaq 100 Index was the only broad U.S. index that had a positive return during the past year. The main driver of returns was the stellar performance of Apple Inc.,

which is also the largest stock by weight in the index. Also benefiting index performance was that no financial stocks—which suffered during the year—are permitted in the index.

The three stocks that contributed the most to the index’s return during the period were Apple Inc., Research In

Motion Ltd. and Gilead Sciences Inc. Starbucks Corp., Sears Holding Corp. and Comcast Corp. – Class A contributed least to the index’s performance.

Rydex OTC Fund Investor Class performed as expected for the period, with a 0.25% return.

Holdings Diversification (Market Exposure as % of Net Assets)

Inception Dates:

Nasdaq 100

Investor Class

February 14, 1994

Nasdaq 100 Index Swap Agreements

Index Futures

Contracts

Advisor Class

September 22, 1998

100%

Industrials

Industrials

A-Class

March 31, 2004

Consumer Discretionary

Consumer Discretionary

C-Class

March 26, 2001

75%

Health Care

Health Care

Ten Largest Holdings

(% of Total Net Assets)

50%

Apple, Inc.

11.4%

Microsoft Corp.

6.3%

Information Technology

Information Technology

Qualcomm, Inc.

5.8%

25%

Google, Inc. — Class A

4.2%

Research In Motion Ltd.

4.1%

Cisco Systems, Inc.

3.3%

0%

Other

Other

Gilead Sciences, Inc.

3.2%

OTC Fund

Nasdaq 100 Index

Intel Corp.

3.2%

“Holdings Diversification (Market Exposure as % of Net Assets)”

Oracle Corp.

3.1%

excludes any temporary cash investments.

Genzyme Corp.

2.0%

Top Ten Total

46.6%

“Ten Largest Holdings” exclude any

temporary cash or derivative investments.

16

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THE RYDEX SERIES FUNDS ANNUAL REPORT

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (continued)

OTC FUND

Cumulative Fund Performance

OTC FUND A-CLASS†

NASDAQ 100 INDEX††

$16,000

$14,000

$12,388

$12,000

$11,468

$10,000

$8,000

03/31/04

03/31/05

03/31/06

03/31/07

03/31/08

OTC FUND INVESTOR CLASS

NASDAQ 100 INDEX††

$40,000

$30,000

$20,000

$14,598

$13,145

$10,000

$0

03/31/98

03/31/00

03/31/02

03/31/04

03/31/06

03/31/08

† Initial investment has been adjusted for the maximum sales charge of 4.75%.

†† Data points for the line graph do not reflect the reinvestment of dividends on securities in the index.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED 03/31/08

Investor Class

Advisor Class

(02/14/94)

(09/22/98)

ONE

FIVE

TEN

ONE

FIVE

SINCE

YEAR

YEAR

YEAR

YEAR

YEAR

INCEPTION

OTC FUND

0.25%

11.03%

2.77%

-0.27%

10.46%

1.33%

NASDAQ 100 INDEX

1.04%

12.25%

4.09%

1.04%

12.25%

3.31%

A-Class

C-Class

(03/31/04)

(03/26/01)

ONE

ONE

SINCE

SINCE

ONE

ONE

FIVE

SINCE

YEAR

YEAR*

INCEPTION

INCEPTION*

YEAR

YEAR**

YEAR

INCEPTION

OTC FUND

-0.09%

-4.86%

4.74%

3.48%

-0.64%

-1.63%

9.88%

-1.19%

NASDAQ 100 INDEX

1.04%

1.04%

5.95%

5.95%

1.04%

1.04%

12.25%

1.18%

* Fund returns are calculated using the maximum sales charge of 4.75%.

** Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

The returns presented above do not reflect the effects of taxes. Past performance is no guarantee of future results. The Nasdaq

100 Index is an unmanaged stock index and, unlike the Fund, has no management fees or other operating expenses to reduce its reported return. Returns are historical and include changes in principal and reinvested dividends and capital gains. The graphs are based on Investor Class shares and A-Class shares only; performance for Advisor Class shares and C-Class shares will vary due to differences in fee structure.

THE RYDEX SERIES FUNDS ANNUAL REPORT

|

17

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (continued)

INVERSE OTC STRATEGY FUND

OBJECTIVE: To provide investment results that will match the performance of a specific benchmark. The Fund’s current benchmark is the inverse of the performance of the Nasdaq 100 Index.

Inception: September 3, 1998

For the one-year period ended March 31, 2008, the Nasdaq 100 Index had a return of 1.04%. The Nasdaq 100 Index outperformed the S&P 500 Index’s -5.08%. In fact, the tech-heavy Nasdaq 100 Index was the only broad U.S. index that had a positive return during the past year. The main driver of returns was the stellar performance of Apple Inc.,

which is also the largest stock by weight in the index. Also benefiting index performance was that no financial stocks—which suffered during the year—are permitted in the index.

The three stocks that contributed the most to the index’s return during the period were Apple Inc., Research In

Motion Ltd. and Gilead Sciences Inc. Starbucks Corp., Sears Holding Corp. and Comcast Corp. – Class A contributed least to the index’s performance.

As the tech-heavy Nasdaq 100 Index outperformed the broad market, Rydex Inverse OTC Strategy Fund Investor

Class performed as expected for the period, with a 1.92% return. It achieved a daily correlation of 99% to its benchmark of the inverse of the daily price movement of the Nasdaq 100 Index.

Holdings Diversification (Market Exposure as % of Net Assets)

Inception Dates:

Investor Class

September 3, 1998

100%

Industrials

Consumer Discretionary

Advisor Class

August 1, 2003

80%

Health Care

A-Class

March 31, 2004

60%

C-Class

March 7, 2001

40%

Information Technology

The Fund invests principally in derivative

20%

Nasdaq 100 Index

Futures Contracts Short Sales

investments such as equity index swap

Other

0%

agreements, futures contracts, and

-20%

options on index futures.

-40%

Nasdaq 100 Index

Swap Agreements

-60%

Short Sales

-80%

-100%

Inverse OTC Strategy Fund

Nasdaq 100 Index

“Holdings Diversification (Market Exposure as % of Net Assets)”

excludes any temporary cash investments.

18

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THE RYDEX SERIES FUNDS ANNUAL REPORT

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (continued)

INVERSE OTC STRATEGY FUND

Cumulative Fund Performance

INVERSE OTC STRATEGY FUND

A-CLASS†

NASDAQ 100 INDEX††

$20,000

$15,000

$12,388

$10,000

$8,446

$5,000

$0

03/31/04

03/31/05

03/31/06

03/31/07

03/31/08

INVERSE OTC STRATEGY FUND

INVESTOR CLASS

NASDAQ 100 INDEX††

$40,000

$30,000

$20,000

$14,739

$10,000

$3,203

$0

09/03/98

03/31/00

03/31/02

03/31/04

03/31/06

03/31/08

† Initial investment has been adjusted for the maximum sales charge of 4.75%.

†† Data points for the line graph do not reflect the reinvestment of dividends on securities in the index.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED 03/31/08

Investor Class

Advisor Class

(09/03/98)

(08/01/03)

ONE

FIVE

SINCE

ONE

FIVE

SINCE

YEAR

YEAR

INCEPTION

YEAR

YEAR***

INCEPTION***

INVERSE OTC STRATEGY FUND

1.92%

-9.44%

-11.21%

1.43%

-9.88%

-11.65%

NASDAQ 100 INDEX

1.04%

12.25%

4.38%

1.04%

12.25%

4.38%

A-Class

C-Class

(03/31/04)

(03/07/01)

ONE

ONE

SINCE

SINCE

ONE

ONE

FIVE

SINCE

YEAR

YEAR*

INCEPTION

INCEPTION*

YEAR

YEAR**

YEAR

INCEPTION

INVERSE OTC STRATEGY FUND

1.65%

-3.18%

-2.96%

-4.13%

0.85%

-0.12%

-10.37%

-3.78%

NASDAQ 100 INDEX

1.04%

1.04%

5.95%

5.95%

1.04%

1.04%

12.25%

-1.30%

* Fund returns are calculated using the maximum sales charge of 4.75%.

** Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

*** Represents synthetic Fund returns that are based on Investor Class performance for periods prior to August 1, 2003, adjusted for class specific fees. Advisor Class shares were offered beginning August 1, 2003.

The returns presented above do not reflect the effects of taxes. Past performance is no guarantee of future results. The Nasdaq

100 Index is an unmanaged stock index and, unlike the Fund, has no management fees or other operating expenses to reduce its reported return. Returns are historical and include changes in principal and reinvested dividends and capital gains. The graphs are based on Investor Class shares and A-Class shares only; performance for Advisor Class shares and C-Class shares will vary due to differences in fee structure.

THE RYDEX SERIES FUNDS ANNUAL REPORT

|

19

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (continued)

MID-CAP 1.5x STRATEGY FUND

OBJECTIVE: To provide investment results that correlate to the performance of a specific benchmark for mid-cap securities. The Fund’s current benchmark is the S&P MidCap 400® Index.

Inception: August 16, 2001

For the year ended March 31, 2008, the S&P MidCap 400 Index had a return of -6.97%, slightly underperforming the large-cap S&P 500 Index’s -5.08%. The underperformance of mid-cap stocks relative to large-cap stocks was partially driven by the S&P MidCap 400 Index’s higher weighting of cyclical consumer discretionary stocks relative to the S&P

500 Index. Further, the risk of an economic slowdown and the financial crisis drove down consumer cyclical stocks and financial stocks within the S&P MidCap 400 Index.

The three best performing sectors were Energy, Materials and Industrials. Conversely, Telecommunication Services,

Consumer Discretionary and Financials were laggards.

Rydex Mid-Cap 1.5x Strategy Fund H-Class, which aims to deliver 1.5 times the exposure to the S&P MidCap 400

Index, performed as expected for the period, with a -18.31% return. It achieved a daily correlation of 99% to its benchmark of 150% of the daily price movement of the S&P MidCap 400 Index.

The effects of compounding may cause the longer-term correlation of the Fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 3 of this report.

Holdings Diversification (Market Exposure as % of Net Assets)

Inception Dates:

A-Class

March 31, 2004

150%

S&P MidCap 400

Index Swap Agreements

C-Class

August 20, 2001

H-Class

August 16, 2001

S&P MidCap 400

Index Futures Contracts

100%

Ten Largest Holdings

Materials

Utilities

(% of Total Net Assets)

Energy

Materials

Intuitive Surgical, Inc.

0.9%

Utilities

Health Care

Energy

Southwestern Energy Co.

0.9%

Consumer Discretionary

50%

Health Care

Hologic, Inc.

0.7%

Consumer Discretionary

Information Technology

Information Technology

Harris Corp.

0.7%

Industrials

Industrials

Activision, Inc.

0.7%

Financials

Financials

Other

Pride International, Inc.

0.6%

0%

Mid-Cap 1.5x Strategy Fund

S&P MidCap 400 Index

Western Digital Corp.

0.6%

Everest Re Group Ltd.

0.6%

“Holdings Diversification (Market Exposure as % of Net Assets)”

FMC Technologies, Inc.

0.6%

excludes any temporary cash investments.

Millennium Pharmaceuticals, Inc.

0.6%

Top Ten Total

6.9%

“Ten Largest Holdings” exclude any

temporary cash or derivative investments.

20

|

THE RYDEX SERIES FUNDS ANNUAL REPORT

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (continued)

MID-CAP 1.5x STRATEGY FUND

Cumulative Fund Performance

MID-CAP 1.5x STRATEGY FUND

A-CLASS†

S&P MIDCAP 400 INDEX

$20,000

$15,000

$13,550

$11,944

$10,000

$5,000

03/31/04

03/31/05

03/31/06

03/31/07

03/31/08

MID-CAP 1.5x STRATEGY FUND

H-CLASS

S&P MIDCAP 400 INDEX

$20,000

$16,747

$15,000

$14,288

$10,000

$5,000

08/16/01

03/31/02

03/31/03

03/31/04

03/31/05

03/31/06

03/31/07

03/31/08

† Initial investment has been adjusted for the maximum sales charge of 4.75%.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED 03/31/08

A-Class

C-Class

(03/31/04)

(08/20/01)

ONE

ONE

SINCE

SINCE

ONE

ONE

FIVE

SINCE

YEAR

YEAR*

INCEPTION

INCEPTION*

YEAR

YEAR**

YEAR

INCEPTION

MID-CAP 1.5x STRATEGY

FUND

-18.29%

-22.17%

5.82%

4.54%

-18.90%

-19.67%

16.36%

5.07%

S&P MIDCAP 400 INDEX

-6.97%

-6.97%

7.89%

7.89%

-6.97%

-6.97%

15.10%

8.31%

H-Class

(08/16/01)

ONE

FIVE

SINCE

YEAR

YEAR

INCEPTION

MID-CAP 1.5x STRATEGY

FUND

-18.31%

17.22%

5.54%

S&P MIDCAP 400 INDEX

-6.97%

15.10%

8.10%

* Fund returns are calculated using the maximum sales charge of 4.75%.

** Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

The returns presented above do not reflect the effects of taxes. Past performance is no guarantee of future results. The S&P

MidCap 400 Index is an unmanaged stock index and, unlike the Fund, has no management fees or other operating expenses to reduce its reported return. Returns are historical and include changes in principal and reinvested dividends and capital gains. The graphs are based on A-Class shares and H-Class shares only; performance for C-Class shares will vary due to differences in fee structure.

THE RYDEX SERIES FUNDS ANNUAL REPORT

|

21

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (continued)

INVERSE MID-CAP STRATEGY FUND

OBJECTIVE: To provide investment results that will match the performance of a specific benchmark. The Fund’s current benchmark is the inverse of the performance of the S&P MidCap 400 Index.

Inception: February 20, 2004

For the year ended March 31, 2008, the S&P MidCap 400 Index had a return of -6.97%, slightly underperforming the large-cap S&P 500 Index’s -5.08%. The underperformance of mid-cap stocks relative to large-cap stocks was partially driven by the S&P MidCap 400 Index’s higher weighting of cyclical consumer discretionary stocks relative to the S&P

500 Index. Further, the risk of an economic slowdown and the financial crisis drove down consumer cyclical stocks and financial stocks within the S&P MidCap 400 Index.

The three best performing sectors were Energy, Materials and Industrials. Conversely, Telecommunication Services,

Consumer Discretionary and Financials were laggards.

With mid-cap stocks delivering negative returns, Rydex Inverse Mid-Cap Strategy Fund H-Class performed as expected with a 11.83% return for the period. It achieved a daily correlation of 99% to its benchmark of the inverse of the daily price movement of the S&P MidCap 400 Index.

Holdings Diversification (Market Exposure as % of Net Assets)

Inception Dates:

A-Class

March 31, 2004

100%

Materials

C-Class

February 20, 2004

Utilities

80%

Energy

H-Class

February 20, 2004

Health Care

60%

The Fund invests principally in derivative

Consumer Discretionary

Information Technology

40%

Industrials

investments such as equity index swap

20%

S&P MidCap 400 Index

agreements, futures contracts, and

Futures Contracts Short Sales

Other

Financials

0%

options on index futures.

-20%

-40%

S&P MidCap 400 Index

Swap Agreements

-60%

Short Sales

-80%

-100%

Inverse Mid-Cap

S&P MidCap 400 Index

Strategy Fund

“Holdings Diversification (Market Exposure as % of Net Assets)”

excludes any temporary cash investments.

22

|

THE RYDEX SERIES FUNDS ANNUAL REPORT

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (continued)

INVERSE MID-CAP STRATEGY FUND

Cumulative Fund Performance

INVERSE MID-CAP STRATEGY FUND

S&P MIDCAP

A-CLASS†

400 INDEX

$20,000

$15,000

$13,550

$10,000

$8,074

$5,000

$0

03/31/04

03/31/05

03/31/06

03/31/07

03/31/08

INVERSE MID-CAP STRATEGY FUND

S&P MIDCAP

H-CLASS

400 INDEX

$20,000

$15,000

$13,723

$10,000

$8,308

$5,000

$0

02/20/04

03/31/05

03/31/06

03/31/07

03/31/08

03/31/04

† Initial investment has been adjusted for the maximum sales charge of 4.75%.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED 03/31/08

A-Class

C-Class

H-Class

(03/31/04)

(02/20/04)

(02/20/04)

ONE

ONE

SINCE

SINCE

ONE

ONE

SINCE

ONE

SINCE

YEAR

YEAR*

INCEPTION

INCEPTION*

YEAR

YEAR**

INCEPTION

YEAR

INCEPTION

INVERSE MID-CAP STRATEGY

FUND

11.83%

6.53%

-4.05%

-5.21%

11.05%

10.05%

-5.14%

11.83%

-4.41%

S&P MIDCAP 400 INDEX

-6.97%

-6.97%

7.89%

7.89%

-6.97%

-6.97%

8.01%

-6.97%

8.01%

* Fund returns are calculated using the maximum sales charge of 4.75%.

** Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

The returns presented above do not reflect the effects of taxes. Past performance is no guarantee of future results. The S&P MidCap

400 Index is an unmanaged stock index and, unlike the Fund, has no management fees or other operating expenses to reduce its reported return. Returns are historical and include changes in principal and reinvested dividends and capital gains. The graphs are based on A-Class shares and H-Class shares only; performance for C-Class shares will vary due to differences in fee structure.

THE RYDEX SERIES FUNDS ANNUAL REPORT

|

23

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (continued)

RUSSELL 2000® 1.5x STRATEGY FUND

OBJECTIVE: To provide investment results that correlate to the performance of a specific benchmark for small-

cap securities. The Fund’s current benchmark is the Russell 2000 Index.

Inception: November 1, 2000

Small-caps stocks underperformed large-cap stocks during the one-year period ending March 31, 2008. This is reflected by the small-cap Russell 2000 Index’s -13.00% return for the one-year period versus the S&P 500 Index’s

-5.08%. The possibility of both an economic slowdown and a recession hurt small-cap stocks more than large-cap stocks. Additionally, a reduction in overall risk tolerance across the market led to large-cap stocks being favored over more risky small-cap stocks.

Stocks in the Energy and Oil Sectors provided the best returns in the Russell 2000 Index. Stocks in the Consumer

Discretionary, Technology and Financial sectors provided the worst returns for the period.

Fears of an economic slowdown hurt small-cap stocks during the one-year period ending March 31, 2008. Rydex

Russell 2000® 1.5x Strategy Fund H-Class performed as expected for the period, with a -22.93% return. It achieved a daily correlation of 99% to its benchmark of 150% of the daily price movement of the Russell 2000 Index.

The effects of compounding may cause the longer-term correlation of the Fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 3 of this report.

Holdings Diversification (Market Exposure as % of Net Assets)

Inception Dates:

150%

A-Class

March 31, 2004

C-Class

January 23, 2001

Russell 2000 Index

Swap Agreements

H-Class

November 1, 2000

100%

Ten Largest Holdings

Russell 2000 Index

(% of Total Net Assets)

Energy

Futures Contracts

Health Care

Energy

Industrials

Hologic, Inc.

0.5%

Health Care

Consumer Discretionary

CF Industries Holdings, Inc.

0.4%

50%

Priceline.com, Inc.

0.3%

Industrials

Consumer Discretionary

Information Technology

Bucyrus International, Inc. —

Information Technology

Class A

0.3%

Financials

Financials

Exterran Holdings, Inc.

0.3%

0%

Other

Other

Russell 2000® 1.5x

Russell 2000 Index

Nationwide Health Properties, Inc.

0.3%

Strategy Fund

Terra Industries, Inc.

0.3%

Perrigo Co.

0.3%

Whiting Petroleum Corp.

0.2%

“Holdings Diversification (Market Exposure as % of Net Assets)”

excludes any temporary cash investments.

BioMarin Pharmaceutical, Inc.

0.2%

Top Ten Total

3.1%

“Ten Largest Holdings” exclude any

temporary cash or derivative investments.

24

|

THE RYDEX SERIES FUNDS ANNUAL REPORT

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (continued)

RUSSELL 2000® 1.5x STRATEGY FUND

Cumulative Fund Performance

RUSSELL 2000® 1.5x STRATEGY

FUND A-CLASS†

RUSSELL 2000 INDEX

$20,000

$15,000

$12,223

$10,882

$10,000

$5,000

$0

03/31/04

03/31/05

03/31/06

03/31/07

03/31/08

RUSSELL 2000® 1.5x STRATEGY

FUND H-CLASS

RUSSELL 2000 INDEX

$20,000

$15,000

$15,262

$12,013

$10,000

$5,000

$0

11/01/00

03/31/02

03/31/04

03/31/06

03/31/08

† Initial investment has been adjusted for the maximum sales charge of 4.75%.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED 03/31/08

A-Class

C-Class

(03/31/04)

(01/23/01)

ONE

ONE

SINCE

SINCE

ONE

ONE

FIVE

SINCE

YEAR

YEAR*

INCEPTION

INCEPTION*

YEAR

YEAR**

YEAR

INCEPTION

RUSSELL 2000® 1.5x

STRATEGY FUND

-22.98%

-26.64%

3.39%

2.14%

-23.50%

-24.27%

17.39%

2.25%

RUSSELL 2000 INDEX

-13.00%

-13.00%

5.15%

5.15%

-13.00%

-13.00%

14.90%

5.81%

H-Class

(11/01/00)

ONE

FIVE

SINCE

YEAR

YEAR

INCEPTION

RUSSELL 2000® 1.5x

STRATEGY FUND

-22.93%

18.28%

2.51%

RUSSELL 2000 INDEX

-13.00%

14.90%

5.87%

* Fund returns are calculated using the maximum sales charge of 4.75%.

** Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

The returns presented above do not reflect the effects of taxes. Past performance is no guarantee of future results. The Russell

2000 Index is an unmanaged stock index and, unlike the Fund, has no management fees or other operating expenses to reduce its reported return. Returns are historical and include changes in principal and reinvested dividends and capital gains. The graphs are based on A-Class shares and H-Class shares only; performance for C-Class shares will vary due to differences in fee structure.

THE RYDEX SERIES FUNDS ANNUAL REPORT

|

25

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (continued)

RUSSELL 2000® FUND

OBJECTIVE: To provide investment results that match the performance of a specific benchmark on a daily basis.

The Fund’s current benchmark is the Russell 2000 Index.

Inception: May 31, 2006

Small-caps stocks underperformed large-cap stocks during the one-year period ending March 31, 2008. This is reflected by the small-cap Russell 2000 Index’s -13.00% return for the one-year period versus the S&P 500 Index’s

-5.08%. The possibility of both an economic slowdown and a recession hurt small-cap stocks more than large-cap stocks. Additionally, a reduction in overall risk tolerance across the market led to large-cap stocks being favored over more risky small-cap stocks.

Stocks in the Energy and Oil Sectors provided the best returns in the Russell 2000 Index. Stocks in the Consumer

Discretionary, Technology and Financial sectors provided the worst returns for the period.

Small-cap stocks, which are generally more risky than their large-cap counterparts, suffered during the period. Rydex

Russell 2000® Fund H-Class performed as expected for the period, with a -14.08% return.

Holdings Diversification (Market Exposure as % of Net Assets)

Inception Dates:

100%

A-Class

May 31, 2006

Russell 2000 Index

Energy

Swap Agreements

C-Class

May 31, 2006

Health Care

Russell 2000 Index

H-Class

May 31, 2006

80%

Futures Contracts

Industrials

Energy

Ten Largest Holdings

60%

Health Care

Consumer Discretionary

(% of Total Net Assets)

Industrials

Hologic, Inc.

0.5%

40%

Consumer Discretionary

Information Technology

CF Industries Holdings, Inc.

0.4%

Information Technology

Bucyrus International, Inc. —

20%

Financials

Class A

0.3%

Financials

Exterran Holdings, Inc.

0.3%

Other

Other

Priceline.com, Inc.

0.3%

0%

Russell 2000® Fund

Russell 2000 Index

Terra Industries, Inc.

0.3%

Nationwide Health Properties, Inc.

0.3%

“Holdings Diversification (Market Exposure as % of Net Assets)”

Perrigo Co.

0.2%

excludes any temporary cash investments.

Whiting Petroleum Corp.

0.2%

BioMarin Pharmaceutical, Inc.

0.2%

Top Ten Total

3.0%

“Ten Largest Holdings” exclude any

temporary cash or derivative investments.

26

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THE RYDEX SERIES FUNDS ANNUAL REPORT

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (continued)

RUSSELL 2000® FUND

Cumulative Fund Performance

RUSSELL 2000® FUND A-CLASS†

RUSSELL 2000 INDEX

$15,000

$10,000

$9,764

$9,094

$5,000

05/31/06

09/30/06

03/31/07

09/30/07

03/31/08

RUSSELL 2000® FUND H-CLASS

RUSSELL 2000 INDEX

$15,000

$10,000

$9,764

$9,549

$5,000

05/31/06

09/30/06

03/31/07

09/30/07

03/31/08

† Initial investment has been adjusted for the maximum sales charge of 4.75%.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED 03/31/08

A-Class

C-Class

H-Class

(05/31/06)

(05/31/06)

(05/31/06)

ONE

ONE

SINCE

SINCE

ONE

ONE

SINCE

ONE

SINCE

YEAR

YEAR*

INCEPTION

INCEPTION*

YEAR

YEAR**

INCEPTION

YEAR

INCEPTION

RUSSELL 2000® FUND

-14.08%

-18.16%

-2.49%

-5.05%

-14.63%

-15.48%

-3.14%

-14.08%

-2.49%

RUSSELL 2000 INDEX

-13.00%

-13.00%

-1.30%

-1.30%

-13.00%

-13.00%

-1.30%

-13.00%

-1.30%

* Fund returns are calculated using the maximum sales charge of 4.75%.

** Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

The returns presented above do not reflect the effects of taxes. Past performance is no guarantee of future results. The Russell

2000 Index is an unmanaged stock index and, unlike the Fund, has no management fees or other operating expenses to reduce its reported return. Returns are historical and include changes in principal and reinvested dividends and capital gains. The graphs are based on A-Class shares and H-Class shares only; performance for C-Class shares will vary due to differences in fee structure.

THE RYDEX SERIES FUNDS ANNUAL REPORT

|

27

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (continued)

INVERSE RUSSELL 2000® STRATEGY FUND

OBJECTIVE: To provide investment results that will match the performance of a specific benchmark. The Fund’s current benchmark is the inverse of the performance of the Russell 2000 Index.

Inception: February 20, 2004

Small-caps stocks underperformed large-cap stocks during the one-year period ending March 31, 2008. This is reflected by the small-cap Russell 2000 Index’s -13.00% return for the one-year period versus the S&P 500 Index’s

-5.08%. The possibility of both an economic slowdown and a recession hurt small-cap stocks more than large-cap stocks. Additionally, a reduction in overall risk tolerance across the market led to large-cap stocks being favored over more risky small-cap stocks.

Stocks in the Energy and Oil Sectors provided the best returns in the Russell 2000 Index. Stocks in the Consumer

Discretionary, Technology and Financial sectors provided the worst returns for the period.

Small-cap stocks suffered during the period due to concerns about a possible economic slowdown. Rydex Inverse

Russell 2000® Strategy Fund is designed to perform well in this environment. The Fund’s H-Class returned 16.10% for the period. It achieved a daily correlation of 99% to its benchmark of the inverse of the daily price movement of the

Russell 2000 Index.

Holdings Diversification (Market Exposure as % of Net Assets)

Inception Dates:

100%

A-Class

March 31, 2004

Energy

Health Care

C-Class

February 20, 2004

80%

Industrials

H-Class

February 20, 2004

60%

Consumer Discretionary

40%

Information Technology

The Fund invests principally in short sales

20%

of securities and derivative investments

Financials

Other

0%

Other

such as equity index swap agreements,

Financials

Consumer Discretionary

Information Technology

-20%

futures contracts, and options on index

Industrials

Health Care

Energy

futures.

-40%

Russell 2000 Index Futures Contracts Short Sales

-60%

Russell 2000 Index Swap

Agreements Short Sales

-80%

-100%

Inverse Russell 2000®

Russell 2000 Index

Strategy Fund

“Holdings Diversification (Market Exposure as % of Net Assets)”

excludes any temporary cash investments.

28

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THE RYDEX SERIES FUNDS ANNUAL REPORT

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (continued)

INVERSE RUSSELL 2000® STRATEGY FUND

Cumulative Fund Performance

INVERSE RUSSELL 2000®

RUSSELL 2000

STRATEGY FUND A-CLASS†

INDEX

$20,000

$15,000

$12,223

$10,000

$8,467

$5,000

03/31/04

03/31/05

03/31/06

03/31/07

03/31/08

INVERSE RUSSELL 2000®

RUSSELL 2000

STRATEGY FUND H-CLASS

INDEX

$20,000

$15,000

$12,460

$10,000

$8,679

$5,000

02/20/04

03/31/05

03/31/06

03/31/07

03/31/08

03/31/04

† Initial investment has been adjusted for the maximum sales charge of 4.75%.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED 03/31/08

A-Class

C-Class

H-Class

(03/31/04)

(02/20/04)

(02/20/04)

ONE

ONE

SINCE

SINCE

ONE

ONE

SINCE

ONE

SINCE

YEAR

YEAR*

INCEPTION

INCEPTION*

YEAR

YEAR**

INCEPTION

YEAR

INCEPTION

INVERSE RUSSELL 2000®

STRATEGY FUND

16.11%

10.58%

-2.90%

-4.08%

15.22%

14.22%

-4.10%

16.10%

-3.39%

RUSSELL 2000 INDEX

-13.00%

-13.00%

5.15%

5.15%

-13.00%

-13.00%

5.50%

-13.00%

5.50%

* Fund returns are calculated using the maximum sales charge of 4.75%.

** Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

The returns presented above do not reflect the effects of taxes. Past performance is no guarantee of future results. The Russell

2000 Index is an unmanaged stock index and, unlike the Fund, has no management fees or other operating expenses to reduce its reported return. Returns are historical and include changes in principal and reinvested dividends and capital gains. The graphs are based on A-Class shares and H-Class shares only; performance for C-Class shares will vary due to differences in fee structure.

THE RYDEX SERIES FUNDS ANNUAL REPORT

|

29

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (continued)

GOVERNMENT LONG BOND 1.2x STRATEGY FUND

OBJECTIVE: To provide investment results that correspond to a benchmark for U.S. Government securities. The

Fund’s current benchmark is 120% of the price movement of the Long Treasury Bond. The Long Treasury Bond is the

U.S. Treasury bond with the longest maturity, which is currently 30 years.

Inception: January 3, 1994

As the year began, the 30-year bond yield was recorded at 4.84% and moved higher each time the Fed expressed further inflationary concerns. In June, the Long Bond yield peaked at 5.40% and reverted to a gradual, yet volatile,

descent upon the eruption of the sub-prime mortgage crisis.

Sub-prime mortgage write-downs, falling home prices, home foreclosures and higher oil prices encouraged a flight to quality. In an attempt to contain the crisis and stave off recession, the Fed lowered its target interest rate six times, dropping it to 2.25% from 5.25%. In addition, the Fed implemented money auctions, opened the discount window to banks and primary financial institutions and stepped up to spot JPMorgan Chase & Co. in their bailout of

Bear Stearns Cos., Inc.

Throughout the period, volatility prevailed at the long end of the curve as the market reacted alternately to positive action by the Fed and an overriding fear of recession. At year-end, the 30-year bond closed lower at 4.29%.

Rydex Government Long Bond 1.2x Strategy Fund benefits from a falling interest rate environment. Since, the

30-year bond yield was, on average, lower, the Fund’s Investor Class adhered to its objective and closed up 15.43%.

It achieved a daily correlation of 99% to its benchmark of 120% of the daily price movement of the Long Treasury

Bond.

The effects of compounding may cause the longer-term correlation of the Fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 3 of this report.

Holdings Diversification (Market Exposure as % of Net Assets)

Inception Dates:

120%

Investor Class

January 3, 1994

U.S. Treasury Bond

Advisor Class

August 1, 2003

Futures Contracts

100%

A-Class

March 31, 2004

C-Class

May 2, 2001

80%

The Fund invests principally in U.S.

60%

Government securities and in derivative

U.S. Treasury Obligations

investments such as futures and options

40%

contracts.

20%

0%

Government Long Bond 1.2x Strategy Fund

“Holdings Diversification (Market Exposure as % of Net Assets)”

excludes any temporary cash investments.

30

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THE RYDEX SERIES FUNDS ANNUAL REPORT

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (continued)

GOVERNMENT LONG BOND 1.2x STRATEGY FUND

Cumulative Fund Performance

GOVERNMENT LONG

PRICE MOVEMENT

LEHMAN LONG

BOND 1.2x STRATEGY

OF LONG

TREASURY

FUND A-CLASS†

TREASURY BOND

BOND INDEX

$20,000

$15,000

$12,665

$11,707

$10,000

$9,309

$5,000

03/31/04

03/31/05

03/31/06

03/31/07

03/31/08

GOVERNMENT LONG

PRICE MOVEMENT

LEHMAN LONG

BOND 1.2x STRATEGY

OF LONG

TREASURY

FUND INVESTOR CLASS

TREASURY BOND

BOND INDEX

$25,000

$20,000

$20,421

$17,651

$15,000

$10,000

$10,178

$5,000

03/31/98

03/31/00

03/31/02

03/31/04

03/31/06

03/31/08

† Initial investment has been adjusted for the maximum sales charge of 4.75%.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED 03/31/08

Investor Class

Advisor Class

(01/03/94)

(08/01/03)

ONE

FIVE

TEN

ONE

FIVE

TEN

YEAR

YEAR

YEAR

YEAR

YEAR***

YEAR***

GOVERNMENT LONG BOND 1.2x STRATEGY FUND

15.43%

5.40%

5.85%

14.82%

4.78%

5.23%

PRICE MOVEMENT OF LONG TREASURY BOND

2.95%

-1.33%

0.18%

2.95%

-1.33%

0.18%

LEHMAN LONG TREASURY BOND INDEX

12.98%

6.16%

7.40%

12.98%

6.16%

7.40%

A-Class

C-Class

(03/31/04)

(05/02/01)

ONE

ONE

SINCE

SINCE

ONE

ONE

FIVE

SINCE

YEAR

YEAR*

INCEPTION

INCEPTION*

YEAR

YEAR**

YEAR

INCEPTION

GOVERNMENT LONG BOND 1.2x STRATEGY FUND

15.13%

9.65%

5.29%

4.02%

14.20%

13.20%

4.29%

6.31%

PRICE MOVEMENT OF LONG TREASURY BOND

2.95%

2.95%

-1.77%

-1.77%

2.95%

2.95%

-1.33%

0.91%

LEHMAN LONG TREASURY BOND INDEX

12.98%

12.98%

6.08%

6.08%

12.98%

12.98%

6.16%

7.72%

* Fund returns are calculated using the maximum sales charge of 4.75%.

** Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

*** Represents synthetic Fund returns that are based on Investor Class performance for periods prior to August 1, 2003, adjusted for class specific fees. Advisor Class shares were offered beginning August 1, 2003.

The returns presented above do not reflect the effects of taxes. Past performance is no guarantee of future results. The Lehman Long

Treasury Bond Index is an unmanaged bond index and, unlike the Fund, has no management fees or other operating expenses to reduce its reported return. The price movement of the Long Treasury Bond represents a cumulative percentage change in its closing price. Returns are historical and include changes in principal and reinvested dividends and capital gains. The graphs are based on

Investor Class shares and A-Class shares only; performance for Advisor Class shares and C-Class shares will vary due to differences in fee structure.

THE RYDEX SERIES FUNDS ANNUAL REPORT

|

31

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (continued)

INVERSE GOVERNMENT LONG BOND STRATEGY FUND

OBJECTIVE: To provide total returns that will inversely correlate to the price movements of a benchmark for U.S.

Treasury debt instruments or futures contracts on a specified debt instrument. The Fund’s current benchmark is the inverse of the daily price movement of the Long Treasury Bond. The Long Treasury Bond is the U.S. Treasury bond with the longest maturity, which is currently 30 years.

Inception: March 3, 1995

At the beginning of the year, the 30-year Treasury bond yield of 4.84% gradually moved higher, due to a pickup in economic growth and the Fed’s concern about the level of inflation. That scenario quickly changed with the onset of the sub-prime mortgage crisis, which led to a slowdown in the economy and the possibility of a recession. Rising oil prices helped fuel the negative outlook.

As the sub-prime mortgage issue unfolded, housing prices fell, foreclosures increased and talk of recession intensified, investors moved to the safety of Treasuries—leading the benchmark Long Bond yield to a volatile decline.

The Fed lowered short-term interest rates six times, lent monetary support to JPMorgan Chase & Co. in the buyout of Bear Stearns and encouraged banks to borrow from the discount window and lend to consumers to reignite consumer spending and generate economic growth.

Although Fed action helped calm the markets, an uncertain outlook for the economy remained. By year-end, the

30-year bond had dropped to a yield of 4.29%.

Rydex Inverse Government Long Bond Strategy Fund benefits from a rising interest-rate environment. Since the

30-year bond yield was, on average, lower, the Fund’s Investor Class adhered to its objective and closed down 9.98%.

It achieved a daily correlation of 99% to its benchmark of -100% of the daily price movement of the Long Treasury

Bond.

Holdings Diversification (Market Exposure as % of Net Assets)

Inception Dates:

Investor Class

March 3, 1995

20%

Advisor Class

August 1, 2003

0%

A-Class

March 31, 2004

-20%

C-Class

March 28, 2001

-40%

U.S. Treasury Obligations

Short Sales

The Fund invests principally in short sales

-60%

and derivative investments such as

futures contracts, and options on index

-80%

U.S. Treasury Bond Futures

futures.

Contracts Short Sales

-100%

Inverse Government Long Bond Strategy Fund

“Holdings Diversification (Market Exposure as % of Net Assets)”

excludes any temporary cash investments.

32

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THE RYDEX SERIES FUNDS ANNUAL REPORT

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (continued)

INVERSE GOVERNMENT LONG BOND STRATEGY FUND

Cumulative Fund Performance

INVERSE GOVERNMENT

PRICE MOVEMENT

LEHMAN LONG

LONG BOND STRATEGY

OF LONG TREASURY

TREASURY

FUND A-CLASS†

BOND

BOND INDEX

$20,000

$15,000

$12,665

$10,000

$9,309

$8,592

$5,000

03/31/04

03/31/05

03/31/06

03/31/07

03/31/08

INVERSE GOVERNMENT

PRICE MOVEMENT

LEHMAN LONG

LONG BOND STRATEGY

OF LONG TREASURY

TREASURY

FUND INVESTOR CLASS

BOND

BOND INDEX

$25,000

$20,000

$20,421

$15,000

$10,000

$10,178

$6,997

$5,000

03/31/98

03/31/00

03/31/02

03/31/04

03/31/06

03/31/08

† Initial investment has been adjusted for the maximum sales charge of 4.75%.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED 03/31/08

Investor Class

Advisor Class

(03/03/95)

(08/01/03)

ONE

FIVE

TEN

ONE

FIVE

TEN

YEAR

YEAR

YEAR

YEAR

YEAR***

YEAR***

INVERSE GOVERNMENT LONG BOND STRATEGY FUND

-9.98%

-3.23%

-3.51%

-10.39%

-3.69%

-3.96%

PRICE MOVEMENT OF LONG TREASURY BOND

2.95%

-1.33%

0.18%
2.95%

-1.33%

0.18%

LEHMAN LONG TREASURY BOND INDEX

12.98%

6.16%

7.40%

12.98%

6.16%

7.40%

A-Class

C-Class

(03/31/04)

(03/28/01)

ONE

ONE

SINCE

SINCE

ONE

ONE

FIVE

SINCE

YEAR

YEAR*

INCEPTION

INCEPTION*

YEAR

YEAR**

YEAR

INCEPTION

INVERSE GOVERNMENT LONG BOND

STRATEGY FUND

-10.25%

-14.53%

-2.55%

-3.72%

-10.87%

-11.73%

-4.20%

-5.81%

PRICE MOVEMENT OF LONG TREASURY BOND

2.95%

2.95%

-1.77%

-1.77%

2.95%

2.95%

-1.33%

0.39%

LEHMAN LONG TREASURY BOND INDEX

12.98%

12.98%

6.08%

6.08%

12.98%

12.98%

6.16%

7.36%

* Fund returns are calculated using the maximum sales charge of 4.75%.

** Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

*** Represents synthetic Fund returns that are based on Investor Class performance for periods prior to August 1, 2003, adjusted for class specific fees. Advisor Class shares were offered beginning August 1, 2003.

The returns presented above do not reflect the effects of taxes. Past performance is no guarantee of future results. The Lehman

Long Treasury Bond Index is an unmanaged bond index and, unlike the Fund, has no management fees or other operating expenses to reduce its reported return. The price movement of the Long Treasury Bond represents a cumulative percentage change in its closing price. Returns are historical and include changes in principal and reinvested dividends and capital gains. The graphs are based on Investor Class shares and A-Class shares only; performance for Advisor Class shares and C-Class shares will vary due to differences in fee structure.

THE RYDEX SERIES FUNDS ANNUAL REPORT

|

33

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (continued)

HIGH YIELD STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that correlate to the performance of the high yield bond market.

Inception: April 16, 2007

High-yield swap spreads widened considerably during the period due to the financial crisis in the U.S. sub-prime mortgage market. Investors’ appetite for risk declined, which led to falling high-yield bond prices. Investors required higher yields to take on the same amount of risk.

The Fed was forced to cut its target interest rate and opened the discount window to banks and primary financial institutions to help boost liquidity in the financial markets. Investors fled to the safety of U.S. Treasuries and drove the yield on the five-year Treasury bond down more than 2% over the period to 2.44% as of March 31, 2008.

This environment had a negative effect on Rydex High Yield Fund, which opened on April 16, 2007. From its inception date until March 31, 2008, the Fund’s H-Class returned -2.61%. During the same period, the Lehman

Brothers U.S. Corporate High Yield Index had a return of -4.22%.

Holdings Diversification (Market Exposure as % of Net Assets)

Inception Dates:

100%

A-Class

April 16, 2007

C-Class

April 16, 2007

CAA Rated Bonds

H-Class

April 16, 2007

75%

The Fund invests principally in derivative

BA Rated Bonds

investments such as high yield credit

High Yield Index Credit Default

50%

Swap Agreements Protection Sold

default swap agreements and futures

contracts.

25%

B Rated Bonds

Other

0%

High Yield Strategy Fund

Lehman Brothers U.S.

Corporate High Yield Index

“Holdings Diversification (Market Exposure as % of Net Assets)”

excludes any temporary cash investments.

34

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THE RYDEX SERIES FUNDS ANNUAL REPORT

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (continued)

HIGH YIELD STRATEGY FUND

Cumulative Fund Performance

HIGH YIELD

STRATEGY FUND

S&P 500

LEHMAN BROTHERS

A-CLASS†

INDEX

U.S. CORPORATE

HIGH YIELD INDEX

$12,000

$11,000

$10,000

$9,578

$9,290

$9,000

$9,178

$8,000

04/16/07

06/30/07

09/30/07

12/31/07

03/31/08

HIGH YIELD

STRATEGY FUND

S&P 500

LEHMAN BROTHERS

H-CLASS

INDEX

U.S. CORPORATE

HIGH YIELD INDEX

$12,000

$11,000

$10,000

$9,743

$9,578

$9,178

$9,000

$8,000

04/16/07

06/30/07

09/30/07

12/31/07

03/31/08

† Initial investment has been adjusted for the maximum sales charge of 4.75%.

TOTAL RETURNS FOR THE PERIOD ENDED 03/31/08

A-Class

C-Class

H-Class

(04/16/07)

(04/16/07)

(04/16/07)

SINCE

SINCE

SINCE

SINCE

SINCE

INCEPTION

INCEPTION*

INCEPTION

INCEPTION**

INCEPTION

HIGH YIELD STRATEGY FUND

-2.49%

-7.10%

-3.25%

-4.22%

-2.61%

S&P 500 INDEX

-8.22%

-8.22%

-8.22%

-8.22%

-8.22%

LEHMAN BROTHERS U.S.

CORPORATE HIGH YIELD INDEX

-4.22%

-4.22%

-4.22%

-4.22%

-4.22%

* Fund returns are calculated using the maximum sales charge of 4.75%.

** Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

The returns presented above do not reflect the effects of taxes. Past performance is no guarantee of future results. The S&P 500

Index and the Lehman Brothers U.S. Corporate High Yield Index are unmanaged indices and, unlike the Fund, have no management fees or other operating expenses to reduce their reported returns. Returns are historical and include changes in principal and reinvested dividends and capital gains. The graphs are based on A-Class shares and H-Class shares only;

performance for C-Class shares will vary due to differences in fee structure.

THE RYDEX SERIES FUNDS ANNUAL REPORT

|

35

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (continued)

INVERSE HIGH YIELD STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that inversely correlate to the performance of the high yield bond market.

Inception: April 16, 2007

High-yield swap spreads widened considerably during the period due to the financial crisis in the U.S. sub-prime mortgage market. Investors’ appetite for risk declined, which led to falling high-yield bond prices. Investors required higher yields to take on the same amount of risk.

The Fed was forced to cut its target interest rate and opened the discount window to banks and primary financial institutions to help boost liquidity in the financial markets. Investors fled to the safety of U.S. Treasuries and drove the yield on the five-year Treasury bond down more than 2% over the period to 2.44% as of March 31, 2008.

This environment helped Rydex Inverse High Yield Fund, which opened on April 16, 2007. From its inception date until March 31, 2008, the Fund’s H-Class returned 2.76%. During the same period, the Lehman Brothers U.S.

Corporate High Yield Index had a return of -4.22%.

Holdings Diversification (Market Exposure as % of Net Assets)

Inception Dates:

100%

H-Class

April 16, 2007

CAA Rated Bonds

A-Class

April 16, 2007

80%

C-Class

April 16, 2007

60%

BA Rated Bonds

40%

The Fund invests principally in derivative

20%

B Rated Bonds

investments such as high yield credit

Other

0%

default swap agreements and futures

-20%

contracts.

-40%

High Yield Index Credit Default

Swap Agreement

-60%

Protection Purchased

-80%

-100%

Inverse High Yield

Lehman Brothers U.S.

Strategy Fund

Corporate High Yield Index

“Holdings Diversification (Market Exposure as % of Net Assets)”

excludes any temporary cash investments.

36

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THE RYDEX SERIES FUNDS ANNUAL REPORT

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (continued)

INVERSE HIGH YIELD STRATEGY FUND

Cumulative Fund Performance

INVERSE HIGH YIELD

STRATEGY FUND

S&P 500

LEHMAN BROTHERS

A-CLASS†

INDEX

U.S. CORPORATE

HIGH YIELD INDEX

$12,000

$11,000

$10,000

$9,743

$9,578

$9,000

$9,178

$8,000

04/16/07

06/30/07

09/30/07

12/31/07

03/31/08

INVERSE HIGH YIELD

STRATEGY FUND

S&P 500

LEHMAN BROTHERS

H-CLASS

INDEX

U.S. CORPORATE

HIGH YIELD INDEX

$12,000

$11,000

$10,252

$10,000

$9,578

$9,178

$9,000

$8,000

04/16/07

06/30/07

09/30/07

12/31/07

03/31/08

† Initial investment has been adjusted for the maximum sales charge of 4.75%.

TOTAL RETURNS FOR THE PERIOD ENDED 03/31/08

A-Class

C-Class

H-Class

(04/16/07)

(04/16/07)

(04/16/07)

SINCE

SINCE

SINCE

SINCE

SINCE

INCEPTION

INCEPTION*

INCEPTION

INCEPTION**

INCEPTION

INVERSE HIGH YIELD STRATEGY FUND

2.52%

-2.57%

2.12%

1.12%

2.76%

S&P 500 INDEX

-8.22%

-8.22%

-8.22%

-8.22%

-8.22%

LEHMAN BROTHERS U.S.

CORPORATE HIGH YIELD INDEX

-4.22%

-4.22%

-4.22%

-4.22%

-4.22%

* Fund returns are calculated using the maximum sales charge of 4.75%.

** Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

The returns presented above do not reflect the effects of taxes. Past performance is no guarantee of future results. The S&P 500

Index and the Lehman Brothers U.S. Corporate High Yield Index are unmanaged indices and, unlike the Fund, have no management fees or other operating expenses to reduce their reported returns. Returns are historical and include changes in principal and reinvested dividends and capital gains. The graphs are based on A-Class shares and H-Class shares only;

performance for C-Class shares will vary due to differences in fee structure.

THE RYDEX SERIES FUNDS ANNUAL REPORT

|

37

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (continued)

EUROPE 1.25x STRATEGY FUND

OBJECTIVE: To provide investment results that correlate to the performance of a specific benchmark. The

Fund’s current benchmark is the Dow Jones STOXXTM 50 Index.

Inception: May 8, 2000

For the one-year period ended March 31, 2008, the Dow Jones STOXX 50 Index had a return of -15.48% in euro currency terms and -0.14% in U.S. dollar terms. The underperformance of European stocks in euro currency terms was mainly caused by the Dow Jones STOXX 50 Index’s higher weighting of financial and health care stocks, which underperformed during the period.

European stocks remain more attractive than U.S. stocks on a relative valuation basis. However, European stocks that export products to the U.S. may be hurt by reduced sales caused by the weaker U.S. dollar.

The appreciation of European currencies helped improve the index’s returns in U.S. dollar terms and led to its outperformance against U.S. stocks with the S&P 500 Index returning -5.08% over the same period. Rydex Europe

1.25x Strategy Fund H-Class returned -4.60% during the period and achieved a daily correlation of 99% to its benchmark of 125% of the daily price movement of the Dow Jones STOXX 50 Index.

The effects of compounding may cause the longer-term correlation of the Fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 3 of this report.

Holdings Diversification (Market Exposure as % of Net Assets)

Inception Dates:

A-Class

March 31, 2004

125%

Dow Jones STOXX 50 Index

C-Class

May 10, 2001

Swap Agreements

H-Class

May 8, 2000

100%

Basic Materials

Energy

Ten Largest Holdings

75%

Dow Jones STOXX 50 Index

(% of Total Net Assets)

Futures Contracts

Communications

HSBC Holdings PLC — SP ADR

2.5%

Consumer, Non-Cyclical

50%

Total SA — SP ADR

2.1%

BP PLC — SP ADR

Energy

Health Care

2.0%

Communications

25%

Financials

Novartis AG — SP ADR

1.8%

Financials

Vodafone Group PLC — SP ADR

1.8%

Other

Other

Telefonica SA — SP ADR

1.7%

0%

Europe 1.25x

Dow Jones STOXX 50 Index

GlaxoSmithKline PLC — SP ADR

1.7%

Strategy Fund

Nokia Oyj — SP ADR

1.4%

Banco Santander Central

“Holdings Diversification (Market Exposure as % of Net Assets)”

Hispano SA — SP ADR

1.3%

excludes any temporary cash investments.

Royal Dutch Shell PLC — SP ADR

1.3%

Top Ten Total

17.6%

“Ten Largest Holdings” excludes any

temporary cash or derivative investments.

38

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THE RYDEX SERIES FUNDS ANNUAL REPORT

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (continued)

EUROPE 1.25x STRATEGY FUND

Cumulative Fund Performance

EUROPE 1.25x STRATEGY

DOW JONES STOXX

FUND A-CLASS†

50 INDEX

$20,000

$16,380

$15,000

$15,379

$10,000

$5,000

$0

03/31/04

03/31/05

03/31/06

03/31/07

03/31/08

EUROPE 1.25x STRATEGY

DOW JONES STOXX

FUND H-CLASS

50 INDEX

$15,000

$12,905

$10,000

$10,134

$5,000

$0

05/08/00

03/31/02

03/31/04

03/31/06

03/31/08

† Initial investment has been adjusted for the maximum sales charge of 4.75%.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED 03/31/08

A-Class

C-Class

(03/31/04)

(05/10/01)

ONE

ONE

SINCE

SINCE

ONE

ONE

FIVE

SINCE

YEAR

YEAR*

INCEPTION

INCEPTION*

YEAR

YEAR**

YEAR

INCEPTION

EUROPE 1.25x STRATEGY

FUND***

-4.60%

-9.12%

12.73%

11.36%

-5.28%

-6.19%

19.78%

3.39%

DOW JONES STOXX 50 INDEX

-0.14%

-0.14%

13.13%

13.13%

-0.14%

-0.14%

19.22%

6.23%

H-Class

(05/08/00)

ONE

FIVE

SINCE

YEAR

YEAR

INCEPTION

EUROPE 1.25x STRATEGY

FUND***

-4.60%

20.72%

0.17%

DOW JONES STOXX 50 INDEX

-0.14%

19.22%

3.28%

* Fund returns are calculated using the maximum sales charge of 4.75%.

** Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

*** The effects of compounding and currency exchange may cause the longer-term correlation of the Fund to its benchmark to diminish.

The returns presented above do not reflect the effects of taxes. Past performance is no guarantee of future results. The Dow Jones

STOXX 50 Index is an unmanaged stock index and, unlike the Fund, has no management fees or other operating expenses to reduce its reported return. Returns are historical and include changes in principal and reinvested dividends and capital gains. The graphs are based on A-Class shares and H-Class shares only; performance for C-Class shares will vary due to differences in fee structure.

THE RYDEX SERIES FUNDS ANNUAL REPORT

|

39

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (continued)

JAPAN 2x STRATEGY FUND

OBJECTIVE:

To provide investment results that correlate to the performance of a specific benchmark. The

Fund’s current benchmark is the 200% of the fair value of the Nikkei-225 Stock Average Index.

Inception: February 22, 2008

From February 22, 2008 through March 31, 2008, the Nikkei-225 Stock Average Index had a return of -6.52% in yen currency terms and -0.70% in U.S. dollar terms. The appreciation of the Japanese yen helped improve the index’s returns in U.S. dollar terms and led to its outperformance against U.S. stocks with the S&P 500 Index returning

-2.05% over the same period. Since its inception date of February 22, 2008 through March 31, 2008, Rydex Japan 2x

Strategy Fund H-Class returned 0.48% and achieved a daily correlation of 99% to its benchmark of 200% of the daily price movement of the Nikkei-225 Stock Average Index.

The effects of compounding may cause the longer-term correlation of the Fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 3 of this report.

Holdings Diversification (Market Exposure as % of Net Assets)

Inception Dates:

200%

A-Class

February 22, 2008

C-Class

February 22, 2008

175%

H-Class

February 22, 2008

150%

The Fund invests principally in derivative

125%

Nikkei-225

Stock Average Index

investments such as equity index swap

Swap Agreements

100%

Basic Materials

agreements, futures contracts, and

Communications

Financials

options on index futures.

75%

Technology

Consumer, Non-Cyclical

50%

Nikkei-225

Consumer, Cyclical

Stock Average Index

25%

Futures Contracts

Industrials

Other

0%

Japan 2x Strategy

Nikkei-225

Fund

Stock Average Index

“Holdings Diversification (Market Exposure as % of Net Assets)”

excludes any temporary cash investments.

40

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THE RYDEX SERIES FUNDS ANNUAL REPORT

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (continued)

JAPAN 2x STRATEGY FUND

Cumulative Fund Performance

JAPAN 2x STRATEGY FUND

NIKKEI – 225 STOCK

A-CLASS†

AVERAGE INDEX

$12,000

$11,000

$10,000

$9,930

$9,570

$9,000

$8,000

02/22/08

03/01/08

03/15/08

03/31/08

JAPAN 2x STRATEGY FUND

NIKKEI – 225 STOCK

H-CLASS

AVERAGE INDEX

$12,000

$11,000

$10,000

$10,048

$9,930

$9,000

$8,000

02/22/08

03/01/08

03/15/08

03/31/08

† Initial investment has been adjusted for the maximum sales charge of 4.75%.

TOTAL RETURNS FOR THE PERIOD ENDED 03/31/08

A-Class

C-Class

H-Class

(02/22/08)

(02/22/08)

(02/22/08)

SINCE

SINCE

SINCE

SINCE

SINCE

INCEPTION

INCEPTION*

INCEPTION

INCEPTION**

INCEPTION

JAPAN 2x STRATEGY FUND***

0.48%

-4.30%

0.40%

-0.60%

0.48%

NIKKEI-225 STOCK AVERAGE INDEX

-0.70%

-0.70%

-0.70%

-0.70%

-0.70%

* Fund returns are calculated using the maximum sales charge of 4.75%.

** Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

*** The effects of compounding and currency exchange may cause the longer-term correlation of the Fund to its benchmark to diminish.

The returns presented above do not reflect the effects of taxes. Past performance is no guarantee of future results. The

Nikkei-225 Stock Average Index is an unmanaged stock index and, unlike the Fund, has no management fees or other operating expenses to reduce its reported return. Returns are historical and include changes in principal and reinvested dividends and capital gains. The graphs are based on A-Class shares and H-Class shares only; performance for C-Class shares will vary due to differences in fee structure.

THE RYDEX SERIES FUNDS ANNUAL REPORT

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41

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (continued)

SMALL-CAP VALUE FUND

OBJECTIVE:

To provide investment results that match the performance of a benchmark for small-cap value securities. The Fund’s current benchmark is the S&P SmallCap 600/Citigroup Pure Value Index.

Inception: February 20, 2004

For the one-year period ended March 31, 2008, the S&P SmallCap 600/Citigroup Pure Value Index had a return of -

22.23% compared to a return of -11.01% for the S&P SmallCap 600/Citigroup Pure Growth Index.

The S&P SmallCap 600/Citigroup Pure Value Index was bested by the S&P SmallCap 600/Citigroup Pure Growth

Index due to its style score weighting and its higher concentration of growth stocks. Small-cap value stocks lagged small-cap growth stocks over the period due to their heavier weighting in materials stocks which underperformed during the period as well as a lower relative weighting in energy stocks which performed well during the period. The

S&P SmallCap 600/Citigroup Pure Value Index underperformed relative to the S&P SmallCap 600 Index.

After accounting for fund flows, transaction costs and fund fees, the Fund performed in line with its benchmark.

Rydex Small-Cap Value Fund H-Class produced annual returns of -24.56%.

Holdings Diversification (Market Exposure as % of Net Assets)

Inception Dates:

A-Class

September 1, 2004

100%

Information Technology

Information Technology

C-Class

February 20, 2004

Utilities

Utilities

Materials

Materials

H-Class

February 20, 2004

75%

Industrials

Industrials

Ten Largest Holdings

(% of Total Net Assets)

50%

Consumer Discretionary

Consumer Discretionary

Finish Line — Class A

2.0%

LandAmerica Financial Group, Inc.

1.8%

Stein Mart, Inc.

1.7%

25%

1.7%

Financials

Financials

Bassett Furniture Industries, Inc.

Gevity HR, Inc.

1.6%

Other

Other

Wabash National Corp.

1.6%

0%

Small-Cap Value Fund

S&P SmallCap 600/Citigroup

Stewart Information Services Corp.

1.5%

Pure Value Index

La-Z-Boy, Inc.

1.5%

Flagstar Bancorp, Inc.

1.4%

“Holdings Diversification (Market Exposure as % of Net Assets)”

Georgia Gulf Corp.

1.4%

excludes any temporary cash investments.

Top Ten Total

16.2%

“Ten Largest Holdings” exclude any

temporary cash or derivative investments.

42

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THE RYDEX SERIES FUNDS ANNUAL REPORT

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (continued)

SMALL-CAP VALUE FUND

Cumulative Fund Performance

SMALL-CAP VALUE

S&P SMALLCAP 600/CITIGROUP

FUND A-CLASS†

PURE VALUE INDEX

$20,000

$15,000

$12,707

$10,000

$10,330

$5,000

$0

09/01/04

03/31/05

03/31/06

03/31/07

03/31/08

SMALL-CAP VALUE

S&P SMALLCAP 600/CITIGROUP

FUND H-CLASS

PURE VALUE INDEX

$20,000

$15,000

$12,904

$10,955

$10,000

$5,000

$0

02/20/04

03/31/05

03/31/06

03/31/07

03/31/08

03/31/04

† Initial investment has been adjusted for the maximum sales charge of 4.75%.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED 03/31/08

A-Class

C-Class

H-Class

(09/01/04)

(02/20/04)

(02/20/04)

ONE

ONE

SINCE

SINCE

ONE

ONE

SINCE

ONE

SINCE

YEAR

YEAR*

INCEPTION

INCEPTION*

YEAR

YEAR**

INCEPTION

YEAR

INCEPTION

SMALL-CAP VALUE FUND

-24.54%

-28.12%

2.29%

0.91%

-25.12%

-25.87%

1.48%

-24.56%

2.24%

S&P SMALLCAP 600/CITIGROUP

PURE VALUE INDEX

-22.23%

-22.23%

6.92%

6.92%

-22.23%

-22.23%

6.40%

-22.23%

6.40%

* Fund returns are calculated using the maximum sales charge of 4.75%.

** Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

The returns presented above do not reflect the effects of taxes. Past performance is no guarantee of future results. The S&P

SmallCap 600/Citigroup Pure Value Index is unmanaged stock index and, unlike the Fund, has no management fees or other operating expenses to reduce its reported return. Returns are historical and include changes in principal and reinvested dividends and capital gains. The graphs are based on A-Class shares and H-Class shares only; performance for C-Class shares will vary due to differences in fee structure.

THE RYDEX SERIES FUNDS ANNUAL REPORT

|

43

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (continued)

MID-CAP VALUE FUND

OBJECTIVE:

To provide investment results that match the performance of the benchmark for mid-cap value securities. The Fund’s current benchmark is the S&P MidCap 400/Citigroup Pure Value Index.

Inception: February 20, 2004

For the one-year period ended March 31, 2008, the S&P MidCap 400/Citigroup Pure Value Index had a return of -

14.88% compared to a return of -4.71% for the S&P MidCap 400/Citigroup Pure Growth Index.

The S&P MidCap 400/Citigroup Pure Value Index underperformed the S&P MidCap 400/Citigroup Pure Growth

Index due to its style score weighting and its higher concentration of growth stocks. Mid-cap value stocks underperformed mid-cap growth stocks over the period due to a higher relative weighting in financial stocks and utilities stocks which underperformed and a lower relative weighting in energy stocks which performed well due to higher commodity prices. The S&P MidCap 400/Citigroup Pure Value Index underperformed relative to the S&P

MidCap 400 Index.

After accounting for fund flows, transaction costs and fund fees, the Fund performed in line with its benchmark.

Rydex Mid-Cap Value Fund H-Class produced annual returns of -16.48%.

Holdings Diversification (Market Exposure as % of Net Assets)

Inception Dates:

100%

A-Class

September 1, 2004

C-Class

Materials

Materials

February 20, 2004

Information Technology

Information Technology

H-Class

February 20, 2004

Industrials

Industrials

75%

Utilities

Utilities

Ten Largest Holdings

(% of Total Net Assets)

50%

Consumer Discretionary

Consumer Discretionary

ArvinMeritor, Inc.

2.9%

Furniture Brands International,

Inc.

2.8%

25%

Financials

Financials

Fidelity National Financial, Inc. —

Class A

2.6%

Other

Other

Ryland Group, Inc.

2.3%

0%

Mid-Cap Value Fund

S&P MidCap 400/Citigroup

Kelly Services, Inc. — Class A

2.2%

Pure Value Index

IndyMac Bancorp, Inc.

2.0%

Imation Corp.

1.7%

“Holdings Diversification (Market Exposure as % of Net Assets)”

Charming Shoppes, Inc.

1.7%

excludes any temporary cash investments.

YRC Worldwide, Inc.

1.7%

Lee Enterprises, Inc.

1.6%

Top Ten Total

21.5%

“Ten Largest Holdings” exclude any

temporary cash or derivative investments.

44

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THE RYDEX SERIES FUNDS ANNUAL REPORT

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (continued)

MID-CAP VALUE FUND

Cumulative Fund Performance

MID-CAP VALUE FUND

S&P MIDCAP 400/CITIGROUP

A-CLASS†

PURE VALUE INDEX

$20,000

$15,000

$13,511

$12,018

$10,000

$5,000

$0

09/01/04

03/31/05

03/31/06

03/31/07

03/31/08

MID-CAP VALUE FUND

S&P MIDCAP 400/CITIGROUP

H-CLASS

PURE VALUE INDEX

$20,000

$15,000

$13,670

$12,403

$10,000

$5,000

$0

02/20/04

03/31/05

03/31/06

03/31/07

03/31/08

03/31/04

† Initial investment has been adjusted for the maximum sales charge of 4.75%.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED 03/31/08

A-Class

C-Class

H-Class

(09/01/04)

(02/20/04)

(02/20/04)

ONE

ONE

SINCE

SINCE

ONE

ONE

SINCE

ONE

SINCE

YEAR

YEAR*

INCEPTION

INCEPTION*

YEAR

YEAR**

INCEPTION

YEAR

INCEPTION

MID-CAP VALUE FUND

-16.45%

-20.41%

6.72%

5.27%

-17.15%

-17.95%

4.59%

-16.48%

5.38%

S&P MIDCAP 400/CITIGROUP PURE

VALUE INDEX

-14.88%

-14.88%

8.77%

8.77%

-14.88%

-14.88%

7.90%

-14.88%

7.90%

* Fund returns are calculated using the maximum sales charge of 4.75%.

** Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

The returns presented above do not reflect the effects of taxes. Past performance is no guarantee of future results. The S&P

MidCap 400/Citigroup Pure Value Index is an unmanaged stock index and, unlike the Fund, has no management fees or other operating expenses to reduce its reported return. Returns are historical and include changes in principal and reinvested dividends and capital gains. The graphs are based on A-Class shares and H-Class shares only; performance for C-Class shares will vary due to differences in fee structure.

THE RYDEX SERIES FUNDS ANNUAL REPORT

|

45

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (continued)

LARGE-CAP VALUE FUND

OBJECTIVE:

To provide investment results that match the performance of a benchmark for large-cap value securities. The Fund’s current benchmark is the S&P 500/Citigroup Pure Value Index.

Inception: February 20, 2004

For the one-year period ended March 31, 2008, the S&P 500/Citigroup Pure Value Index had a return of -18.18%

compared to a return of -4.69% for the S&P 500/Citigroup Pure Growth Index. The S&P 500/Citigroup Pure Value

Index underperformed than the S&P 500/Citigroup Pure Growth Index due to its style score weighting.

Large-cap value stocks underperformed large-cap growth stocks over the period due to a higher relative weighting in financial stocks which were hurt from the financial crisis and as well as a lower relative weighting in energy stocks,

which benefitted from higher commodity prices. The S&P 500/Citigroup Pure Value Index underperformed relative to the S&P 500 Index.

After accounting for fund flows, transaction costs and fund fees, the Fund performed in line with its benchmark.

Rydex Large-Cap Value Fund H-Class produced annual returns of -19.98%.

Holdings Diversification (Market Exposure as % of Net Assets)

Inception Dates:

100%

A-Class

September 1, 2004

Utilities

Utilities

C-Class

February 20, 2004

H-Class

February 20, 2004

75%

Consumer Discretionary

Consumer Discretionary

Ten Largest Holdings

(% of Total Net Assets)

50%

KB Home

2.8%

Financials

Financials

DR Horton, Inc.

2.8%

Lennar Corp. — Class A

2.5%

25%

Dillard’s, Inc. — Class A

2.0%

Other

Other

OfficeMax, Inc.

2.0%

0%

Spectra Energy Corp.

1.8%

Large-Cap Value Fund

S&P 500/Citigroup

Tyson Foods, Inc. — Class A

1.6%

Pure Value Index

Integrys Energy Group, Inc.

1.5%

Washington Mutual, Inc.

1.5%

“Holdings Diversification (Market Exposure as % of Net Assets)”

AutoNation, Inc.

1.5%

excludes any temporary cash investments.

Top Ten Total

20.0%

“Ten Largest Holdings” exclude any

temporary cash or derivative investments.

46

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THE RYDEX SERIES FUNDS ANNUAL REPORT

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (continued)

LARGE-CAP VALUE FUND

Cumulative Fund Performance

LARGE-CAP VALUE FUND

S&P 500/CITIGROUP

A-CLASS†

PURE VALUE INDEX

$20,000

$15,000

$13,339

$10,000

$10,620

$5,000

$0

09/01/04

03/31/05

03/31/06

03/31/07

03/31/08

LARGE-CAP VALUE FUND

S&P 500/CITIGROUP

H-CLASS

PURE VALUE INDEX

$20,000

$15,000

$14,082

$11,006

$10,000

$5,000

$0

02/20/04

03/31/05

03/31/06

03/31/07

03/31/08

03/31/04

† Initial investment has been adjusted for the maximum sales charge of 4.75%.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED 03/31/08

A-Class

C-Class

H-Class

(09/01/04)

(02/20/04)

(02/20/04)

ONE

ONE

SINCE

SINCE

ONE

ONE

SINCE

ONE

SINCE

YEAR

YEAR*

INCEPTION

INCEPTION*

YEAR

YEAR**

INCEPTION

YEAR

INCEPTION

LARGE-CAP VALUE FUND

-19.98%

-23.79%

3.09%

1.69%

-20.57%

-21.16%

1.60%

-19.98%

2.36%

S&P 500/CITIGROUP PURE

VALUE INDEX

-18.18%

-18.18%

8.38%

8.38%

-18.18%

-18.18%

8.69%

-18.18%

8.69%

* Fund returns are calculated using the maximum sales charge of 4.75%.

** Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

The returns presented above do not reflect the effects of taxes. Past performance is no guarantee of future results. The S&P

500/Citigroup Pure Value Index is an unmanaged stock index and, unlike the Fund, has no management fees or other operating expenses to reduce its reported return. Returns are historical and include changes in principal and reinvested dividends and capital gains. The graphs are based on A-Class shares and H-Class shares only; performance for C-Class shares will vary due to differences in fee structure.

THE RYDEX SERIES FUNDS ANNUAL REPORT

|

47

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (continued)

SMALL-CAP GROWTH FUND

OBJECTIVE:

To provide investment results that match the performance of a benchmark for small-cap growth securities. The Fund’s current benchmark is the S&P SmallCap 600/Citigroup Pure Growth Index.

Inception: February 20, 2004

For the one-year period ended March 31, 2008, the S&P SmallCap 600/Citigroup Pure Growth Index had a return of -11.01% compared to a return of -22.23% for the S&P SmallCap 600/Citigroup Pure Value Index.

The S&P SmallCap 600/Citigroup Pure Growth Index outperformed the S&P SmallCap 600/Citigroup Pure Value Index due to its style score weighting and its higher concentration of growth stocks. Small-cap growth stocks outperformed small-cap value stocks over the period due to a higher relative weighting in energy stocks which performed well over the period as well as a lower relative weighting in materials stocks which underperformed during the period. The S&P

SmallCap 600/Citigroup Pure Growth Index outperformed relative to the S&P SmallCap 600 Index.

After accounting for fund flows, transaction costs and fund fees, the Fund performed in line with its benchmark.

Rydex Small-Cap Growth Fund H-Class produced annual returns of -12.23%.

Holdings Diversification (Market Exposure as % of Net Assets)

Inception Dates:

100%

A-Class

September 1, 2004

Industrials

Industrials

C-Class

February 20, 2004

Financials

H-Class

February 20, 2004

Financials

Energy

Energy

75%

Ten Largest Holdings

Health Care

Health Care

(% of Total Net Assets)

50%

Mannatech, Inc.

1.5%

Information Technology

Information Technology

j2 Global Communications, Inc.

1.4%

Bankrate, Inc.

1.4%

25%

Basic Energy Services, Inc.

1.3%

Consumer Discretionary

Consumer Discretionary

Stage Stores, Inc.

1.3%

Other

Other

HealthExtras, Inc.

1.3%

0%

Small-Cap Growth Fund

S&P SmallCap 600/Citigroup

Lifecell Corp.

1.3%

Pure Growth Index

Meritage Homes Corp.

1.3%

Martek Biosciences Corp.

1.3%

“Holdings Diversification (Market Exposure as % of Net Assets)”

Wright Express Corp.

1.2%

excludes any temporary cash investments.

Top Ten Total

13.3%

“Ten Largest Holdings” exclude any

temporary cash or derivative investments.

48

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THE RYDEX SERIES FUNDS ANNUAL REPORT

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (continued)

SMALL-CAP GROWTH FUND

Cumulative Fund Performance

SMALL-CAP GROWTH FUND

S&P SMALLCAP 600/CITIGROUP

A-CLASS†

PURE GROWTH INDEX

$20,000

$15,000

$13,097

$11,559

$10,000

$5,000

$0

09/01/04

03/31/05

03/31/06

03/31/07

03/31/08

SMALL-CAP GROWTH FUND

S&P SMALLCAP 600/CITIGROUP

H-CLASS

PURE GROWTH INDEX

$20,000

$15,000

$13,439

$11,863

$10,000

$5,000

$0

02/20/04

03/31/05

03/31/06

03/31/07

03/31/08

03/31/04

† Initial investment has been adjusted for the maximum sales charge of 4.75%.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED 03/31/08

A-Class

C-Class

H-Class

(09/01/04)

(02/20/04)

(02/20/04)

ONE

ONE

SINCE

SINCE

ONE

ONE

SINCE

ONE

SINCE

YEAR

YEAR*

INCEPTION

INCEPTION*

YEAR

YEAR**

INCEPTION

YEAR

INCEPTION

SMALL-CAP GROWTH FUND

-12.27%

-16.42%

5.56%

4.13%

-12.88%

-13.71%

3.54%

-12.23%

4.25%

S&P SMALLCAP 600/CITIGROUP

PURE GROWTH INDEX

-11.01%

-11.01%

7.83%

7.83%

-11.01%

-11.01%

7.46%

-11.01%

7.46%

* Fund returns are calculated using the maximum sales charge of 4.75%.

** Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

The returns presented above do not reflect the effects of taxes. Past performance is no guarantee of future results. The S&P

SmallCap 600/Citigroup Pure Growth Index is an unmanaged stock index and, unlike the Fund, has no management fees or other operating expenses to reduce its reported return. Returns are historical and include changes in principal and reinvested dividends and capital gains. The graphs are based on A-Class shares and H-Class shares only; performance for C-Class shares will vary due to differences in fee structure.

THE RYDEX SERIES FUNDS ANNUAL REPORT

|

49

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (continued)

MID-CAP GROWTH FUND

OBJECTIVE:

To provide investment results that match the performance of a benchmark for mid-cap growth securities. The Fund’s current benchmark is the S&P MidCap 400/Citigroup Pure Growth Index.

Inception: February 20, 2004

For the one-year period ended March 31, 2008, the S&P MidCap 400/Citigroup Pure Growth Index had a return of

-4.71% compared to a return of -14.88% for the S&P MidCap 400/Citigroup Pure Value Index.

The S&P MidCap 400/Citigroup Pure Growth Index outperformed the S&P MidCap 400/Citigroup Pure Value Index due to its style score weighting. Mid-cap growth stocks outperformed mid-cap value stocks over the period due to a higher relative weighting in energy stocks, which benefitted from higher commodity prices as well as a lower relative weighting in financial and utilities stocks which were hurt by the financial crisis. The S&P MidCap 400/Citigroup Pure

Growth Index outperformed relative to the S&P MidCap 400 Index.

After accounting for fund flows, transaction costs and fund fees, the Fund performed in line with its benchmark.

Rydex Mid-Cap Growth Fund H-Class produced annual returns of -6.25%.

Holdings Diversification (Market Exposure as % of Net Assets)

Inception Dates:

100%

A-Class

September 1, 2004

Materials

Materials

C-Class

February 20, 2004

Energy

Energy

H-Class

February 20, 2004

75%

Industrials

Industrials

Ten Largest Holdings

Information Technology

Information Technology

(% of Total Net Assets)

50%

Encore Acquisition Co.

2.4%

Health Care

Health Care

Psychiatric Solutions, Inc.

2.0%

Cleveland-Cliffs, Inc.

1.9%

25%

NVR, Inc.

1.9%

Consumer Discretionary

Consumer Discretionary

Steel Dynamics, Inc.

1.8%

Other

Other

Digital River, Inc.

1.8%

0%

Mid-Cap Growth Fund

S&P MidCap 400/Citigroup

Aeropostale, Inc.

1.7%

Pure Growth Index

Urban Outfitters, Inc.

1.6%

Intuitive Surgical, Inc.

1.6%

“Holdings Diversification (Market Exposure as % of Net Assets)”

Jones Lang LaSalle, Inc.

1.6%

excludes any temporary cash investments.

Top Ten Total

18.3%

“Ten Largest Holdings” exclude any

temporary cash or derivative investments.

50

|

THE RYDEX SERIES FUNDS ANNUAL REPORT

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (continued)

MID-CAP GROWTH FUND

Cumulative Fund Performance

MID-CAP GROWTH FUND

S&P MIDCAP 400/CITIGROUP

A-CLASS†

PURE GROWTH INDEX

$20,000

$15,000

$13,691

$12,146

$10,000

$5,000

09/01/04

03/31/05

03/31/06

03/31/07

03/31/08

MID-CAP GROWTH FUND

S&P MIDCAP 400/CITIGROUP

H-CLASS

PURE GROWTH INDEX

$20,000

$15,000

$13,432

$12,207

$10,000

$5,000

02/20/04

03/31/05

03/31/06

03/31/07

03/31/08

03/31/04

† Initial investment has been adjusted for the maximum sales charge of 4.75%.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED 03/31/08

A-Class

C-Class

H-Class

(09/01/04)

(02/20/04)

(02/20/04)

ONE

ONE

SINCE

SINCE

ONE

ONE

SINCE

ONE

SINCE

YEAR

YEAR*

INCEPTION

INCEPTION*

YEAR

YEAR**

INCEPTION

YEAR

INCEPTION

MID-CAP GROWTH FUND

-6.26%

-10.70%

7.03%

5.58%

-6.92%

-7.78%

4.20%

-6.25%

4.97%

S&P MIDCAP 400/CITIGROUP

PURE GROWTH INDEX

-4.71%

-4.71%

9.18%

9.18%

-4.71%

-4.71%

7.44%

-4.71%

7.44%

* Fund returns are calculated using the maximum sales charge of 4.75%.

** Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

The returns presented above do not reflect the effects of taxes. Past performance is no guarantee of future results. The S&P

MidCap 400/Citigroup Pure Growth Index is an unmanaged stock index and, unlike the Fund, has no management fees or other operating expenses to reduce its reported return. Returns are historical and include changes in principal and reinvested dividends and capital gains. The graphs are based on A-Class shares and H-Class shares only; performance for C-Class shares will vary due to differences in fee structure.

THE RYDEX SERIES FUNDS ANNUAL REPORT

|

51

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (continued)

LARGE-CAP GROWTH FUND

OBJECTIVE:

To provide investment results that match the performance of a benchmark for large-cap growth securities. The Fund’s current benchmark is the S&P 500/Citigroup Pure Growth Index.

Inception: February 20, 2004

For the one-year period ended March 31, 2008, the S&P 500/Citigroup Pure Growth Index had a return of -4.69%

compared to a return of -18.18% for the S&P 500/Citigroup Pure Value Index.

Large-cap growth stocks outperformed large-cap value stocks over the period due to a higher relative weighting in energy stocks, which benefited from higher commodity prices as well as a lower relative weighting in financial stocks

(which were hurt by the financial crisis). The S&P 500/Citigroup Pure Growth Index outperformed the S&P

500/Citigroup Pure Value Index due to its style score weighting and its higher concentration of growth stocks. The

S&P 500/Citigroup Pure Growth Index outperformed the S&P 500 Index.

After accounting for fund flows, transaction costs and fund fees, the Fund performed in line with its benchmark.

Rydex Large-Cap Growth Fund H-Class produced annual returns of -6.28%.

Holdings Diversification (Market Exposure as % of Net Assets)

Inception Dates:

A-Class

September 1, 2004

100%

Materials

Materials

C-Class

February 20, 2004

Consumer Staples

Consumer Staples

H-Class

February 20, 2004

Industrials

Industrials

75%

Ten Largest Holdings

Financials

Financials

Energy

Energy

(% of Total Net Assets)

50%

Sears Holdings Corp.

1.4%

Health Care

Health Care

XTO Energy, Inc.

1.4%

United States Steel Corp.

1.4%

Information Technology

Information Technology

25%

Yahoo!, Inc.

1.3%

CB Richard Ellis Group, Inc. —

Consumer Discretionary

Consumer Discretionary

Other

Class A

1.3%

0%

Zimmer Holdings, Inc.

1.3%

Large-Cap Growth Fund

S&P 500/Citigroup

Pure Growth Index

Coach, Inc.

1.3%

Nucor Corp.

1.2%

“Holdings Diversification (Market Exposure as % of Net Assets)”

EOG Resources, Inc.

1.2%

excludes any temporary cash investments.

Moody’s Corp.

1.1%

Top Ten Total

12.9%

“Ten Largest Holdings” exclude any

temporary cash or derivative investments.

52

|

THE RYDEX SERIES FUNDS ANNUAL REPORT

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (continued)

LARGE-CAP GROWTH FUND

Cumulative Fund Performance

LARGE-CAP GROWTH FUND

S&P 500/CITIGROUP PURE

A-CLASS†

GROWTH INDEX

$15,000

$12,892

$10,000

$10,359

$5,000

09/01/04

03/31/05

03/31/06

03/31/07

03/31/08

LARGE-CAP GROWTH FUND

S&P 500/CITIGROUP PURE

H-CLASS

GROWTH INDEX

$15,000

$12,411

$10,000

$10,193

$5,000

02/20/04

03/31/05

03/31/06

03/31/07

03/31/08

03/31/04

† Initial investment has been adjusted for the maximum sales charge of 4.75%.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED 03/31/08

A-Class

C-Class

H-Class

(09/01/04)

(02/20/04)

(02/20/04)

ONE

ONE

SINCE

SINCE

ONE

ONE

SINCE

ONE

SINCE

YEAR

YEAR*

INCEPTION

INCEPTION*

YEAR

YEAR**

INCEPTION

YEAR

INCEPTION

LARGE-CAP GROWTH FUND

-6.28%

-10.71%

2.37%

0.99%

-7.02%

-7.94%

-0.26%

-6.28%

0.47%

S&P 500/CITIGROUP PURE

GROWTH INDEX

-4.69%

-4.69%

7.36%

7.36%

-4.69%

-4.69%

5.40%

-4.69%

5.40%

* Fund returns are calculated using the maximum sales charge of 4.75%.

** Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

The returns presented above do not reflect the effects of taxes. Past performance is no guarantee of future results. The S&P

500/Citigroup Pure Growth Index is an unmanaged stock index and, unlike the Fund, has no management fees or other operating expenses to reduce its reported return. Returns are historical and include changes in principal and reinvested dividends and capital gains. The graphs are based on A-Class shares and H-Class shares only; performance for C-Class shares will vary due to differences in fee structure.

THE RYDEX SERIES FUNDS ANNUAL REPORT

|

53

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (continued)

U.S. GOVERNMENT MONEY MARKET FUND

OBJECTIVE:

To provide security of principal, high current income and liquidity by investing in securities issued by the U.S. Government, its agencies or instrumentalities.

Inception: December 1, 1993

During the first quarter of the year, as the Fed continued to debate the risk of inflation, short-term interest rates remained in line with longer-term rates, presenting a flat yield curve.

Once the sub-prime mortgage crisis broke in June, asset write-downs accelerated, home foreclosures increased and oil prices surged, the risk of slow growth and possible recession prompted the Fed to drop the fed funds target rate to 2.25% from 5.25% throughout the remainder of the year, resulting in a steepening of the yield curve.

Some money market funds came under scrutiny for holding riskier investments, e.g., structured investment vehicles

(SIVs) and asset-backed securities collateralized by sub-prime mortgages (Rydex U.S. Government Money Market

Fund holds only U.S. Treasury securities, government-sponsored enterprises (GSEs) and repurchase agreements collateralized by U.S. Treasuries).

During the third and fourth quarters, short-term money market yields fell to levels not seen since 2004. For the year ended March 31, 2008, the Rydex U.S. Government Money Market Fund Investor Class returned 3.76%.

Holdings Diversification (Market Exposure as % of Net Assets)

Inception Dates:

Federal Farm Credit Bank—FADN

Investor Class

December 1, 1993

100%

Advisor Class

April 1, 1998

Farmer Mac—FAB

Fannie Mae—FADN

A-Class

March 31, 2004

80%

C-Class

October 19, 2000

Federal Home Loan Bank—FADN

The Fund invests principally in money

60%

Federal Home Loan Bank—FAB

market instruments issued or guaranteed

as to principal and interest by the U.S.

Farmer Mac—FADN

40%

Government, its agencies or instrumen-

talities.

Freddie Mac—FADN

20%

Repurchase Agreements

0%

U.S. Government Money Market Fund

FAB — Federal Agency Bonds

FADN — Federal Agency Discount Notes.

54

|

THE RYDEX SERIES FUNDS ANNUAL REPORT

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (concluded)

U.S. GOVERNMENT MONEY MARKET FUND

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED 03/31/08

Investor Class

Advisor Class

(12/01/93)

(04/01/98)

ONE

FIVE

TEN

ONE

FIVE

SINCE

YEAR

YEAR

YEAR

YEAR

YEAR

INCEPTION

U.S. GOVERNMENT MONEY

MARKET FUND

3.76%

2.36%

2.89%

3.24%

1.94%

2.46%

A-Class

C-Class

(03/31/04)

(10/19/00)

ONE

SINCE

ONE

ONE

FIVE

SINCE

YEAR

INCEPTION

YEAR

YEAR*

YEAR

INCEPTION

U.S. GOVERNMENT MONEY

MARKET FUND

3.51%

2.66%

2.74%

1.74%

1.58%

1.52%

* Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX SERIES FUNDS ANNUAL REPORT

THE RYDEX SERIES FUNDS ANNUAL REPORT

|

|

55

55

SCHEDULE OF INVESTMENTS

March 31, 2008

NOVA FUND

MARKET

MARKET

VALUE

VALUE

SHARES

(NOTE 1)

SHARES

(NOTE 1)

COMMON STOCKS 85.6%

Bank of New York Mellon Corp.

16,650

$

694,804

MetLife, Inc.†

11,310

681,541

INFORMATION TECHNOLOGY 13.6%

Wachovia Corp.†

18,250

492,750

Microsoft Corp.

88,530

$

2,512,481

CME Group Inc.†

1,050

492,555

Intel Corp.

69,360

1,469,045

PNC Financial Services Group,

Hewlett-Packard Co.

30,710

1,402,219

Inc.†

6,610

433,418

International Business Machines

Goldman Sachs Group, Inc.†

2,620

433,322

Corp.†

11,850

1,364,409

Capital One Financial Corp.†

8,520

419,354

Apple, Inc.*

9,130

1,310,155

Travelers Cos, Inc.

8,700

416,295

Cisco Systems, Inc.*

51,450

1,239,430

ACE Ltd.

7,450

410,197

Google, Inc. — Class A*†

2,450

1,079,151

Loews Corp.

10,120

407,026

Oracle Corp.*

50,460

986,998

BB&T Corp.†

12,360

396,262

Qualcomm, Inc.

22,410

918,810

ProLogis†

6,490

382,001

Texas Instruments, Inc.†

22,110

625,050

T. Rowe Price Group, Inc.†

7,370

368,500

Automatic Data Processing, Inc.†

10,920

462,899

Ameriprise Financial, Inc.

6,860

355,691

EMC Corp*†

26,730

383,308

U.S. Bancorp

10,380

335,897

Corning, Inc.

15,770

379,111

Public Storage, Inc.†

3,740

331,439

Nvidia Corp.*

18,460

365,323

Unum Group†

13,550

298,235

CA, Inc.

14,240

320,400

Cincinnati Financial Corp.

7,680

292,147

MEMC Electronic Materials, Inc.*

4,350

308,415

Assurant, Inc.

4,710

286,651

Electronic Data Systems Corp.

18,050

300,532

American Capital Strategies Ltd.†

8,350

285,236

Computer Sciences Corp.*†

7,290

297,359

NYSE Euronext

4,520

278,929

JDS Uniphase Corp.*†

19,910

266,595

Safeco Corp.†

6,300

276,444

Xerox Corp.†

16,260

243,412

American Express Co.

6,290

274,999

Novellus Systems, Inc.*†

11,480

241,654

Fannie Mae†

10,140

266,885

Dell, Inc.*

10,770

214,538

State Street Corp.

3,280

259,120

BMC Software, Inc.*

6,570

213,656

Federated Investors, Inc. —

Jabil Circuit, Inc.

20,710

195,917

Class B†

6,590

258,064

Adobe Systems, Inc.*

5,040

179,374

Morgan Stanley†

5,390

246,323

Akamai Technologies, Inc.*†

6,050

170,368

Genworth Financial, Inc. —

Yahoo!, Inc.*†

4,970

143,782

Class A†

10,090

228,438

eBay, Inc.*

4,340

129,506

Regions Financial Corp.†

10,130

200,067

Juniper Networks, Inc.*†

5,110

127,750

AFLAC, Inc.†

2,820

183,159

Cognizant Technology Solutions

Boston Properties, Inc.†

1,760

162,043

Corp. — Class A*

3,730

107,536

AvalonBay Communities, Inc.

1,550

149,606

Convergys Corp.*

6,220

93,673

Janus Capital Group, Inc.†

6,280

146,136

Ciena Corp.*†

2,580

79,541

Washington Mutual, Inc.†

13,160

135,548

Affiliated Computer Services,

Host Hotels & Resorts, Inc.†

8,110

129,111

Inc. — Class A*†

1,490

74,664

Merrill Lynch & Co., Inc.†

3,080

125,479

Applied Materials, Inc.

2,780

54,238

Prudential Financial, Inc.

1,360

106,420

Sun Microsystems, Inc.*†

2,900

45,037

Hudson City Bancorp, Inc.

4,360

77,085

Tellabs, Inc.*

8,130

44,309

SLM Corp.*†

3,810

58,484

LSI Logic Corp.*†

4,620

22,869

KIMCO Realty Corp.†

1,390

54,446

Tyco Electronics Ltd.

90

3,089

KeyCorp†

1,960

43,022

Broadcom Corp. — Class A*

110

2,120

Allstate Corp.

820

39,409

Total Information Technology

18,378,723

National City Corp.†

3,880

38,606

FINANCIALS 13.4%

Countrywide Financial Corp.†

3,010

16,555

Bank of America Corp.†

50,360

1,909,148

CIT Group, Inc.†

1,300

15,405

American International Group,

Bear Stearns Cos., Inc.†

1,290

13,532

Inc.

29,670

1,283,227

XL Capital Ltd.†

410

12,116

JPMorgan Chase & Co.

28,280

1,214,626

MBIA, Inc.†

890

10,876

Wells Fargo & Co.†

32,040

932,364

Fifth Third Bancorp†

370

7,740

Citigroup, Inc.

38,840

831,953

Total Financials

18,198,686

56

|

THE RYDEX SERIES FUNDS ANNUAL REPORT

See Notes to Financial Statements.

MARKET	MARKET
SHARES	(NOTE 1)	SHARES	(NOTE 1)
ENERGY 11.6%
Total Health Care
INDUSTRIALS 10.4%
Total Energy
HEALTH CARE 10.8%
Total Industrials
CONSUMER STAPLES 8.7%

VALUE	VALUE

NOVA FUND

SCHEDULE OF INVESTMENTS (continued)

THE RYDEX SERIES FUNDS ANNUAL REPORT

See Notes to Financial Statements.	|	57

March 31, 2008
PerkinElmer, Inc.	10,490	$254,383
Exxon Mobil Corp.	57,410	$	Celgene Corp.*†	3,930	240,870
Chevron Corp.	23,930	2,042,665	Amgen, Inc.*†	5,200	217,256
ConocoPhillips	18,870	1,438,083	Baxter International, Inc.	139,924
Schlumberger Ltd.	11,470	997,890	King Pharmaceuticals, Inc.*†	111,534
Transocean, Inc.*†	4,910	663,832	Mylan Laboratories, Inc.†	97,672
Apache Corp.†	5,375	649,407	Forest Laboratories, Inc.*	82,821
Valero Energy Corp.	10,160	498,957	Varian Medical Systems, Inc.*†	70,260
Marathon Oil Corp.	10,120	461,472	Stryker Corp.	380	24,719
Williams Cos., Inc.	13,170	434,346	AmerisourceBergen Corp.†	22,129
Murphy Oil Corp.†	4,919	404,047
Noble Corp.†	7,580	376,499
Occidental Petroleum Corp.	366,582
ENSCO International, Inc.†	324,998
Chesapeake Energy Corp.†	308,282
Rowan Cos., Inc.†	7,350	302,673
Sunoco, Inc.†	5,410	283,863
Tesoro Corp.†	8,888	266,640
National-Oilwell Varco, Inc.*†	242,861
Devon Energy Corp.	2,100	219,093
Hess Corp.	2,130	187,823
Noble Energy, Inc.	1,720	125,216
XTO Energy, Inc.	1,630	100,832
Halliburton Co.†	2,480	97,538
Anadarko Petroleum Corp.	59,248
EOG Resources, Inc.†	450	54,000
15,762,585
Parker Hannifin Corp.†	5,210	360,897
Johnson & Johnson, Inc.	2,086,868	Boeing Co.	4,660	346,564
Pfizer, Inc.	58,030	1,214,568	3M Co.†	4,280	338,762
Merck & Co., Inc.	20,550	779,872	CH Robinson Worldwide, Inc.†	325,312
Medtronic, Inc.	16,060	776,822	Cooper Industries Ltd. — Class A	319,594
Eli Lilly & Co.	13,880	716,069	Dover Corp.†	7,580	316,692
Abbott Laboratories	11,320	624,298	Cummins, Inc.	6,672	312,383
Thermo Fisher Scientific, Inc.*	480,071	RR Donnelley & Sons Co.	304,615
UnitedHealth Group, Inc.	467,983	Manitowoc Co., Inc.†	7,290	297,432
Gilead Sciences, Inc.*†	9,020	464,801	Allied Waste Industries, Inc.*	279,114
Medco Health Solutions, Inc.*†	455,854	Ryder System, Inc.	4,410	268,613
Genzyme Corp.*	5,900	439,786	Tyco International Ltd.	5,930	261,216
Aetna, Inc.†	10,400	437,736	Textron, Inc.	3,540	196,187
Becton, Dickinson & Co.	5,015	430,538	Honeywell International, Inc.	189,007
Express Scripts, Inc.*	6,260	402,643	Deere & Co.	1,580	127,095
Allergan, Inc.	7,140	402,625	Eaton Corp.†	1,180	94,011
Bristol-Myers Squibb Co.	394,689	Jacobs Engineering Group, Inc.*†	68,439
WellPoint, Inc.*†	8,420	371,575	Robert Half International, Inc.	57,658
Schering-Plough Corp.	25,130	362,123	Raytheon Co.†	700	45,227
Wyeth	7,830	326,981	Burlington Northern Santa Fe
C.R. Bard, Inc.†	3,337	321,687	Corp.	480	44,266
Laboratory Corporation of	FedEx Corp.	460	42,628
America Holdings*	4,180	307,982
Hospira, Inc.*†	6,920	295,968
Biogen Idec, Inc.*†	4,710	290,560
Coventry Health Care, Inc.*†	281,239
Watson Pharmaceuticals, Inc.*†	263,294

14,658,200
General Electric Co.	94,810	3,508,918
Caterpillar, Inc.†	9,460	740,623
Emerson Electric Co.	12,260	630,900
Lockheed Martin Corp.†	569,982
General Dynamics Corp.	559,413
United Parcel Service, Inc. —
Class B	7,300	533,046
Northrop Grumman Corp.	490,203
United Technologies Corp.	455,588
Union Pacific Corp.	3,460	433,815
Illinois Tool Works, Inc.†	8,900	429,247
Norfolk Southern Corp.	7,890	428,585
Fluor Corp.	2,620	369,839
L-3 Communications Holdings,
Inc.†	3,370	368,476
14,114,347
Procter & Gamble Co.	33,200	2,326,324
Wal-Mart Stores, Inc.	28,150	1,482,942
Philip Morris International Inc.*	1,060,663

4,855,738

2,420

12,820

8,420

2,070

1,500

540

5,010

5,190

6,680

4,160

940

32,170

5,980

7,960

8,446

10,050

13,620

25,820

10,410

3,350

18,530

930

2,240

6,970

8,980

5,740

6,710

6,300

6,620

20,970

MARKET	MARKET
SHARES	(NOTE 1)	SHARES	(NOTE 1)
Total Consumer Staples	Total Consumer Discretionary
CONSUMER DISCRETIONARY 8.2%	TELECOMMUNICATION SERVICES 3.4%
Total Telecommunication Services
UTILITIES 3.1%
Total Utilities

VALUE	VALUE

NOVA FUND

SCHEDULE OF INVESTMENTS (continued)

THE RYDEX SERIES FUNDS ANNUAL REPORT

58	|	See Notes to Financial Statements.

March 31, 2008
Coca-Cola Co.	16,660	$	Polo Ralph Lauren Corp.†	$142,811
PepsiCo, Inc.	12,880	929,936	Yum! Brands, Inc.†	3,450	128,375
CVS Caremark Corp.	20,610	834,911	Big Lots, Inc.*†	5,640	125,772
Colgate-Palmolive Co.	8,050	627,175	Clear Channel Communications,
Archer-Daniels-Midland Co.	454,406	Inc.	4,300	125,646
Kroger Co.†	15,960	405,384	Leggett & Platt, Inc.†	7,950	121,238
Altria Group, Inc.	17,880	396,936	Coach, Inc.*†	3,440	103,716
Kraft Foods, Inc. — Class A†	393,207	Apollo Group, Inc. — Class A*†	90,720
Reynolds American, Inc.†	323,484	Brunswick Corp.†	4,540	72,504
Sysco Corp.	9,210	267,274	D.R. Horton, Inc.†	3,830	60,323
Tyson Foods, Inc. — Class A†	260,623	GameStop Corp. — Class A*†	59,467
Pepsi Bottling Group, Inc.†	247,204	Omnicom Group, Inc.	1,320	58,318
Walgreen Co.†	3,670	139,790	OfficeMax, Inc.†	2,580	49,381
Molson Coors Brewing Co. —	Abercrombie & Fitch Co. —
Class B†	2,310	121,437	Class A	490	35,839
Anheuser-Busch Cos., Inc.	111,982	Macy’s, Inc.	1,550	35,743
SUPERVALU, INC.†	3,410	102,232	J.C. Penney Co., Inc.†	880	33,185
ConAgra Foods, Inc.	3,350	80,232	Viacom, Inc. — Class B*†	780	30,904
Safeway Inc.	2,090	61,342	Black & Decker Corp.†	450	29,745
Kimberly-Clark Corp.	700	45,185	Family Dollar Stores, Inc.	26,910
Dean Foods Co.	2,130	42,792	Harman International Industries,
Costco Wholesale Corp.†	610	39,632	Inc.	270	11,756
11,769,187	11,043,957
Walt Disney Co.†	24,490	768,496	AT&T, Inc.	67,050	2,568,015
Time Warner, Inc.	47,260	662,585	Verizon Communications, Inc.	1,079,649
Comcast Corp. — Class A†	613,658	American Tower Corp. —
Nike, Inc. — Class B†	7,530	512,040	Class A*	9,900	388,179
News Corp. — Class A†	501,937	CenturyTel, Inc.†	7,940	263,926
Johnson Controls, Inc.†	12,750	430,950	Citizens Communications Co.†	169,204
McDonald’s Corp.	7,600	423,852	Sprint Nextel Corp.†	20,680	138,349
Carnival Corp.†	10,430	422,206
Best Buy Co., Inc.	9,140	378,944
TJX Cos., Inc.†	11,420	377,659
General Motors Corp.†	17,640	336,042
Goodyear Tire & Rubber Co.*†	302,118
Whirlpool Corp.†	3,440	298,523
VF Corp.†	3,850	298,413
Genuine Parts Co.	7,370	296,421
Staples, Inc.†	13,230	292,515
Hasbro, Inc.†	9,900	276,210
Snap-On, Inc.	5,280	268,488
Amazon.com, Inc.*†	3,610	257,393
CBS Corp.†	10,840	239,347
Ford Motor Co.*†	41,380	236,694
Home Depot, Inc.†	8,420	235,507
Starwood Hotels & Resorts
Worldwide, Inc.†	4,450	230,287
Lowe’s Cos., Inc.†	9,390	215,407
Target Corp.†	3,780	191,570
Meredith Corp.†	4,370	167,152
DIRECTV Group, Inc.*	6,550	162,375
Darden Restaurants, Inc.	4,800	156,240
Starbucks Corp.*	8,490	148,575

4,607,322
Exelon Corp.	9,490	771,252
Duke Energy Corp.†	24,600	439,110
Public Service Enterprise Group,
Inc.	10,200	409,938
Consolidated Edison, Inc.†	331,495
CenterPoint Energy, Inc.†	278,693
Pepco Holdings, Inc.†	11,250	278,100
Integrys Energy Group, Inc.†	272,844
TECO Energy, Inc.†	16,440	262,218
Nicor, Inc.†	7,400	247,974
FirstEnergy Corp.†	3,510	240,856
Dynegy Inc.*	30,240	238,594
Xcel Energy, Inc.	11,950	238,403
Southern Co.†	2,560	91,162
Pinnacle West Capital Corp.†	53,672
FPL Group, Inc.	330	20,704
Dominion Resources, Inc.†	7,351
4,182,366

1,014,094

2,450

11,040

12,680

2,100

5,480

16,340

1,150

7,290

2,360

1,380

29,620

31,730

26,770

16,130

11,710

8,350

19,530

5,850

1,530

180

SCHEDULE OF INVESTMENTS (concluded)

March 31, 2008

NOVA FUND

MARKET

UNREALIZED

VALUE

GAIN (LOSS)

SHARES

(NOTE 1)

CONTRACTS

(NOTE 1)

MATERIALS 2.4%

FUTURES CONTRACTS PURCHASED

Freeport-McMoRan Copper &

June 2008 S&P 500 Index

Gold, Inc.†

6,418

$

617,540

Mini Futures Contracts

Dow Chemical Co.†

15,710

578,914

(Aggregate Market Value

Monsanto Co.†

4,930

549,695

of Contracts $26,445,000)

400

$

119,155

PPG Industries, Inc.

5,538

335,104

Praxair, Inc.

3,220

271,221

UNITS

Ashland, Inc.†

5,440

257,312

EQUITY INDEX SWAP AGREEMENTS

Allegheny Technologies, Inc.†

3,290

234,774

June 2008 S&P 500 Index

E.I. du Pont de Nemours and

Swap, Terminating 06/30/08**

Co.†

4,000

187,040

(Notional Market Value

Air Products & Chemicals, Inc.

1,090

100,280

$49,103,247)

37,123

$

265,967

Alcoa, Inc.

2,100

75,726

June 2008 S&P 500 Index

Total Materials

3,207,606

Swap, Terminating 06/13/08**

Total Common Stocks

(Notional Market Value

(Cost $97,605,028)

115,922,979

$12,093,308)

9,143

(109,004)

(Total Notional Market

FACE

Value $61,196,555)

$

156,963

AMOUNT

REPURCHASE AGREEMENT 0.9%

Repurchase Agreement (Note 5)

Lehman Brothers Holdings, Inc.

issued 03/31/08 at 1.15%

due 04/01/08††

$

1,162,090

1,162,090

Total Repurchase Agreement

(Cost $1,162,090)

1,162,090

SHARES

SECURITIES LENDING COLLATERAL 19.5%

Mount Vernon Securities

Lending Trust Prime

Portfolio (Note 8)

26,417,952

26,417,952

Total Securities Lending Collateral

(Cost $26,417,952)

26,417,952

Total Investments 106.0%

(Cost $125,185,070)

$143,503,021

Liabilities in Excess of

Other Assets – (6.0)%

$

(8,104,564)

Net Assets – 100.0%

$135,398,457

* Non-Income Producing Security.

** Price Return based on S&P 500 Index +/- financing at a variable rate.

† All or a portion of this security is on loan at March 31, 2008 — See Note 8.

†† All or a portion of this security is pledged as equity index swap collateral at March 31, 2008.

See Notes to Financial Statements.

THE RYDEX SERIES FUNDS ANNUAL REPORT

|

59

MARKET	MARKET
SHARES	(NOTE 1)	SHARES	(NOTE 1)
COMMON STOCKS 56.5%
FINANCIALS 9.5%
Total Financials

VALUE	VALUE

S&P 500 FUND

SCHEDULE OF INVESTMENTS

THE RYDEX SERIES FUNDS ANNUAL REPORT

60	|	See Notes to Financial Statements.

March 31, 2008
Boston Properties, Inc.†	520	$47,876
Progressive Corp.	2,970	47,728
General Growth Properties, Inc.†	44,659
Bank of America Corp.†	$737,729	KIMCO Realty Corp.	1,110	43,479
JPMorgan Chase & Co.	638,967	Genworth Financial, Inc. —
Citigroup, Inc.	22,805	488,483	Class A†	1,900	43,016
American International Group,	Hudson City Bancorp, Inc.	40,134
Inc.	11,050	477,912	Washington Mutual, Inc.†	39,892
Wells Fargo & Co.†	14,440	420,204	IntercontinentalExchange, Inc.*†	39,541
Goldman Sachs Group, Inc.†	285,298	KeyCorp	1,746	38,325
U.S. Bancorp†	7,582	245,354	Host Hotels & Resorts, Inc.†	36,457
Wachovia Corp.†	8,680	234,360	HCP, Inc.	1,020	34,486
American Express Co.	5,060	221,223	Discover Financial Services†	34,295
Morgan Stanley†	4,835	220,959	Leucadia National Corp.	740	33,463
Bank of New York Mellon Corp.	208,650	Unum Group†	1,520	33,455
MetLife, Inc.†	3,110	187,409	AvalonBay Communities, Inc.†	32,817
Merrill Lynch & Co., Inc.†	173,552	Legg Mason, Inc.	585	32,748
Prudential Financial, Inc.	1,950	152,587	Moody’s Corp.†	900	31,347
AFLAC, Inc.†	2,080	135,096	SLM Corp.*†	2,040	31,314
State Street Corp.†	1,700	134,300	Plum Creek Timber Co., Inc.
Travelers Cos, Inc.	2,720	130,152	(REIT)†	750	30,525
Allstate Corp.†	2,460	118,228	American Capital Strategies Ltd.†	28,865
Fannie Mae†	4,286	112,808	National City Corp.	2,781	27,671
CME Group Inc.†	230	107,893	Cincinnati Financial Corp.	720	27,389
Hartford Financial Services Group,	M&T Bank Corp.†	340	27,363
Inc.	1,375	104,184	Marshall & Ilsley Corp.†	1,145	26,564
PNC Financial Services Group,	Assurant, Inc.	420	25,561
Inc.†	1,490	97,699	Torchmark Corp.	400	24,044
Simon Property Group, Inc.†	90,401	Comerica, Inc.†	660	23,153
Lehman Brothers Holdings, Inc.†	87,325	XL Capital Ltd.†	780	23,049
SunTrust Banks, Inc.†	1,537	84,750	Developers Diversified Realty
Capital One Financial Corp.†	80,229	Corp.†	520	21,778
Chubb Corp.	1,620	80,158	Zions Bancorporation†	470	21,408
ACE Ltd.	1,450	79,837	Huntington Bancshares, Inc.†	17,157
Loews Corp.	1,930	77,625	Safeco Corp.†	390	17,113
Charles Schwab Corp.	4,105	77,297	CB Richard Ellis Group, Inc. —
BB&T Corp.†	2,390	76,623	Class A*	760	16,446
Freddie Mac	2,830	71,656	Janus Capital Group, Inc.†	15,125
NYSE Euronext	1,155	71,275	Federated Investors, Inc. —
Franklin Resources, Inc.†	690	66,923	Class B†	380	14,881
ProLogis†	1,130	66,512	Sovereign Bancorp, Inc.	1,583	14,754
Principal Financial Group, Inc.†	62,964	Apartment Investment &
Lincoln National Corp.†	1,160	60,320	Management Co. — Class A	14,324
Regions Financial Corp.†	59,941	Countrywide Financial Corp.†	13,948
T. Rowe Price Group, Inc.†	57,750	MBIA, Inc.†	920	11,242
Northern Trust Corp.†	840	55,835	CIT Group, Inc.†	840	9,954
Marsh & McLennan Cos., Inc.†	55,396	E*Trade Financial Corp.*†	7,797
Aon Corp.	1,335	53,667	First Horizon National Corp.†	7,706
Ameriprise Financial, Inc.	990	51,331	Ambac Financial Group, Inc.†	7,245
Vornado Realty Trust†	593	51,123	MGIC Investment Corp.†	520	5,476
Equity Residential†	1,180	48,958	Bear Stearns Cos., Inc.†	515	5,402
Fifth Third Bancorp†	2,333	48,806
Public Storage, Inc.†	550	48,741
8,469,462

1,170

19,460

14,877

2,270

3,873

303

1,725

2,290

2,095

5,000

340

4,260

845

973

2,320

1,630

1,596

650

1,130

400

3,035

2,536

1,155

2,275

2,020

550

1,260

MARKET	MARKET
SHARES	(NOTE 1)	SHARES	(NOTE 1)
INFORMATION TECHNOLOGY 8.9%
Total Information Technology
ENERGY 7.5%

VALUE	VALUE

S&P 500 FUND

SCHEDULE OF INVESTMENTS (continued)

THE RYDEX SERIES FUNDS ANNUAL REPORT

See Notes to Financial Statements.	|	61

March 31, 2008
Affiliated Computer Services,
Microsoft Corp.	35,059	$994,974	Inc. — Class A*	420	$21,046
International Business Machines	Total System Services, Inc.	20,466
Corp.†	6,060	697,748	Akamai Technologies, Inc.*	20,416
Cisco Systems, Inc.*	26,110	628,990	Micron Technology, Inc.*†	19,880
Apple, Inc.*	3,850	552,475	National Semiconductor Corp.	18,137
Intel Corp.	25,360	537,125	Teradata Corp.*†	780	17,207
Hewlett-Packard Co.	10,800	493,128	Advanced Micro Devices, Inc.*†	15,609
Google, Inc. — Class A*†	445,756	LSI Logic Corp.*†	2,891	14,310
Oracle Corp.*	17,328	338,936	Molex, Inc.	610	14,128
Qualcomm, Inc.	7,060	289,460	JDS Uniphase Corp.*†	990	13,256
Dell, Inc.*†	9,817	195,555	Lexmark International, Inc.*†	12,902
Yahoo!, Inc.*†	5,860	169,530	Ciena Corp.*†	380	11,715
Corning, Inc.	6,900	165,876	Tellabs, Inc.*	1,810	9,865
Texas Instruments, Inc.†	5,810	164,249	Novell, Inc.*	1,535	9,655
eBay, Inc.*	4,880	145,619	Teradyne, Inc.*	760	9,439
EMC Corp*†	9,200	131,928	Novellus Systems, Inc.*†	441	9,283
Applied Materials, Inc.	5,930	115,694	QLogic Corp.*	590	9,057
Automatic Data Processing, Inc.	97,073	Compuware Corp.*	1,200	8,808
Motorola, Inc.	9,880	91,884	Jabil Circuit, Inc.	910	8,609
Adobe Systems, Inc.*	2,489	88,584	Convergys Corp.*	550	8,283
Tyco Electronics Ltd.	2,130	73,102	Unisys Corp.*	1,540	6,822
MEMC Electronic Materials, Inc.*	70,262
Western Union Co.	3,280	69,766
Electronic Arts, Inc.*†	1,390	69,389
Symantec Corp.*†	3,710	61,660
Xerox Corp.	4,020	60,179
Juniper Networks, Inc.*†	57,250
Sun Microsystems, Inc.*†	53,889
Paychex, Inc.†	1,410	48,307
Nvidia Corp.*	2,430	48,090
Agilent Technologies, Inc.*	47,728
Broadcom Corp. — Class A*†	39,503
Intuit, Inc.*	1,434	38,732
CA, Inc.	1,710	38,475
Analog Devices, Inc.†	1,290	38,081
Electronic Data Systems Corp.	37,129
Cognizant Technology Solutions
Corp. — Class A*	1,260	36,326
Fiserv, Inc.*†	720	34,625
Autodesk, Inc.*	1,009	31,763
VeriSign, Inc.*	930	30,913
NetApp, Inc.*†	1,498	30,035
Linear Technology Corp.†	970	29,769
Xilinx, Inc.	1,250	29,687
Computer Sciences Corp.*†	29,369
KLA-Tencor Corp.	781	28,975
Fidelity National Information
Services, Inc.	750	28,605
BMC Software, Inc.*	840	27,317
Microchip Technology, Inc.†	27,166
Altera Corp.	1,350	24,880
Citrix Systems, Inc.*	810	23,757
SanDisk Corp.*†	1,000	22,570

7,910,776
Exxon Mobil Corp.	23,440	1,982,555
Chevron Corp.	9,100	776,776
ConocoPhillips	6,840	521,276
Schlumberger Ltd.	5,245	456,315
Occidental Petroleum Corp.	263,412
Devon Energy Corp.	1,949	203,339
Transocean, Inc.*†	1,390	187,928
Apache Corp.†	1,460	176,397
Halliburton Co.	3,860	151,814
Marathon Oil Corp.	3,105	141,588
XTO Energy, Inc.	2,238	138,443
EOG Resources, Inc.†	1,080	129,600
Anadarko Petroleum Corp.	128,896
Valero Energy Corp.	2,340	114,917
Weatherford International Ltd.*	107,980
Hess Corp.†	1,220	107,580
Baker Hughes, Inc.†	1,360	93,160
Chesapeake Energy Corp.†	92,208
National-Oilwell Varco, Inc.*†	90,781
Williams Cos., Inc.	2,560	84,429
Murphy Oil Corp.†	828	68,012
Spectra Energy Corp.	2,772	63,063
Peabody Energy Corp.†	60,894
Noble Corp.†	1,177	58,462
Smith International, Inc.	880	56,522
Consol Energy, Inc.†	800	55,352
Noble Energy, Inc.	750	54,600
El Paso Corp.	3,065	51,002
Range Resources Corp.	658	41,750
Nabors Industries Ltd.*	1,230	41,537

865

725

3,330

990

2,650

1,012

420

2,290

991

2,290

3,470

1,600

2,050

2,230

720

830

3,600

2,045

1,490

1,998

1,555

1,194

MARKET	MARKET
SHARES	(NOTE 1)	SHARES	(NOTE 1)
Total Energy
INDUSTRIALS 6.9%
Total Industrials
HEALTH CARE 6.6%

VALUE	VALUE

S&P 500 FUND

SCHEDULE OF INVESTMENTS (continued)

THE RYDEX SERIES FUNDS ANNUAL REPORT

62	|	See Notes to Financial Statements.

March 31, 2008
Cameron International Corp.*†	$39,766	Cooper Industries Ltd. — Class A	$30,916
ENSCO International, Inc.†	39,451	RR Donnelley & Sons Co.	935	28,340
BJ Services Co.	1,275	36,350	Terex Corp.*	440	27,500
Sunoco, Inc.	523	27,442	Manitowoc Co., Inc.†	570	23,256
Rowan Cos., Inc.†	486	20,014	Avery Dennison Corp.†	470	23,148
Tesoro Corp.†	600	18,000	W.W. Grainger, Inc.†	290	22,153
Equifax, Inc.†	570	19,654
Pall Corp.	530	18,587
Robert Half International, Inc.	17,761
Cintas Corp.†	570	16,268
Allied Waste Industries, Inc.*	15,999
Ryder System, Inc.†	250	15,228
Monster Worldwide, Inc.*	550	13,316
6,129,996
Caterpillar, Inc.†	2,730	213,732
Honeywell International, Inc.	183,647	Johnson & Johnson, Inc.	805,037
Emerson Electric Co.	3,445	177,280	Pfizer, Inc.	29,620	619,947
Deere & Co.	1,900	152,836	Abbott Laboratories	6,770	373,365
Lockheed Martin Corp.†	1,500	148,950	Merck & Co., Inc.	9,480	359,766
General Dynamics Corp.	146,731	Wyeth	5,860	244,714
Union Pacific Corp.	1,140	142,933	Medtronic, Inc.	4,920	237,980
FedEx Corp.	1,350	125,104	Eli Lilly & Co.	4,325	223,127
Raytheon Co.†	1,870	120,821	Gilead Sciences, Inc.*†	4,070	209,727
Burlington Northern Santa Fe	Amgen, Inc.*†	4,760	198,873
Corp.	1,300	119,886	UnitedHealth Group, Inc.	188,293
Northrop Grumman Corp.	115,159	Bristol-Myers Squibb Co.	184,564
CSX Corp.†	1,770	99,244	Baxter International, Inc.	160,161
Tyco International Ltd.	2,120	93,386	Celgene Corp.*†	1,910	117,064
Norfolk Southern Corp.	1,650	89,628	WellPoint, Inc.*	2,370	104,588
Danaher Corp.†	1,115	84,773	Thermo Fisher Scientific, Inc.*	104,017
Illinois Tool Works, Inc.†	1,750	84,402	Schering-Plough Corp.	7,095	102,239
Waste Management, Inc.	72,825	Medco Health Solutions, Inc.*	100,279
Paccar, Inc.†	1,590	71,550	Covidien Ltd.	2,175	96,244
Precision Castparts Corp.	610	62,269	Becton, Dickinson & Co.†	91,860
Textron, Inc.	1,080	59,854	Aetna, Inc.†	2,170	91,335
L-3 Communications Holdings, Inc.	57,950	Genzyme Corp.*	1,170	87,212
Fluor Corp.	376	53,076	Cardinal Health, Inc.†	1,560	81,916
Ingersoll-Rand Co. — Class A†	53,050	Biogen Idec, Inc.*	1,300	80,197
Eaton Corp.†	640	50,989	Zimmer Holdings, Inc.*	1,020	79,417
Parker Hannifin Corp.†	725	50,221	Boston Scientific Corp.*	5,875	75,611
Expeditors International of	Allergan, Inc.	1,340	75,563
Washington, Inc.†	930	42,017	Express Scripts, Inc.*	1,110	71,395
ITT Industries, Inc.	800	41,448	Stryker Corp.	1,040	67,652
Cummins, Inc.	880	41,202	McKesson Corp.†	1,268	66,405
CH Robinson Worldwide, Inc.†	40,582	St. Jude Medical, Inc.*	1,510	65,217
Rockwell Collins, Inc.	706	40,348	Forest Laboratories, Inc.*	54,414
Southwest Airlines Co.†	3,220	39,928	CIGNA Corp.	1,230	49,901
Jacobs Engineering Group, Inc.*†	39,003	C.R. Bard, Inc.†	440	42,416
Rockwell Automation, Inc.†	37,323	Laboratory Corporation of America
Dover Corp.†	840	35,095	Holdings*	480	35,366
Trane, Inc.	755	34,654	Humana, Inc.*†	740	33,196
Pitney Bowes, Inc.	920	32,218	Quest Diagnostics, Inc.	690	31,236
Masco Corp.†	1,600	31,728	Hospira, Inc.*†	685	29,297
Goodrich Corp.	550	31,630	AmerisourceBergen Corp.†	29,096

6,681,611
General Electric Co.	43,750	1,619,187
United Parcel Service, Inc. —
Class B†	4,530	330,781
United Technologies Corp.	295,926
Boeing Co.	3,350	249,139
3M Co.†	3,100	245,365

955

770

630

690

1,480

3,255

12,410

1,760

5,480

1,480

8,665

2,770

1,830

2,170

2,290

1,070

530

1,190

746

1,360

530

650

710

4,300

MARKET	MARKET
SHARES	(NOTE 1)	SHARES	(NOTE 1)
Total Consumer Staples
CONSUMER DISCRETIONARY 4.9%
Total Health Care
CONSUMER STAPLES 6.3%

VALUE	VALUE

S&P 500 FUND

SCHEDULE OF INVESTMENTS (continued)

THE RYDEX SERIES FUNDS ANNUAL REPORT

See Notes to Financial Statements.	|	63

March 31, 2008
Coventry Health Care, Inc.*†	$27,357	Whole Foods Market, Inc.†	$20,112
Varian Medical Systems, Inc.*†	25,715	Tyson Foods, Inc. — Class A	19,140
Waters Corp.*†	440	24,508	Constellation Brands, Inc. —
Applera Corp. - Applied Biosystems	Class A*	850	15,020
Group†	725	23,824	Dean Foods Co.	660	13,259
Barr Pharmaceuticals, Inc.*	22,464
Patterson Cos., Inc.*	570	20,691
IMS Health, Inc.	800	16,808
Millipore Corp.*†	240	16,178
Mylan Laboratories, Inc.†	15,428
Watson Pharmaceuticals, Inc.*†	13,194
PerkinElmer, Inc.	506	12,271
Tenet Healthcare Corp.*†	11,745
King Pharmaceuticals, Inc.*	9,396
5,908,266
Nike, Inc. — Class B†	1,670	113,560
Procter & Gamble Co.	13,480	944,544	Viacom, Inc. — Class B*†	111,332
Wal-Mart Stores, Inc.	10,345	544,975	Amazon.com, Inc.*†	1,350	96,255
Coca-Cola Co.	8,760	533,221	Johnson Controls, Inc.	2,595	87,711
PepsiCo, Inc.	7,020	506,844	Yum! Brands, Inc.†	2,080	77,397
Philip Morris International Inc.*	467,106	DIRECTV Group, Inc.*	3,120	77,345
CVS Caremark Corp.	6,270	253,998	Carnival Corp.	1,910	77,317
Kraft Foods, Inc. — Class A	208,387	Staples, Inc.†	3,070	67,878
Altria Group, Inc.	9,235	205,017	CBS Corp.†	2,975	65,688
Colgate-Palmolive Co.	2,232	173,895	Best Buy Co., Inc.†	1,535	63,641
Walgreen Co.†	4,335	165,120	Clear Channel Communications,
Anheuser-Busch Cos., Inc.	148,519	Inc.	2,175	63,553
Costco Wholesale Corp.†	123,443	TJX Cos., Inc.†	1,910	63,164
Kimberly-Clark Corp.	1,840	118,772	Omnicom Group, Inc.	1,400	61,852
Archer-Daniels-Midland Co.	116,071	Kohl’s Corp.*†	1,370	58,759
General Mills, Inc.	1,480	88,622	Starbucks Corp.*	3,199	55,982
Sysco Corp.	2,640	76,613	Ford Motor Co.*†	9,670	55,312
Kroger Co.†	2,950	74,930	International Game Technology,
Avon Products, Inc.	1,870	73,940	Inc.†	1,370	55,088
H.J. Heinz Co.	1,380	64,819	McGraw-Hill Cos., Inc.	1,410	52,100
Kellogg Co.	1,140	59,918	General Motors Corp.†	2,480	47,244
WM Wrigley Jr Co.†	950	59,698	Fortune Brands, Inc.†	670	46,565
Safeway Inc.†	1,930	56,646	Coach, Inc.*†	1,540	46,431
ConAgra Foods, Inc.	2,135	51,133	Marriott International, Inc. —
Reynolds American, Inc.†	750	44,273	Class A†	1,320	45,355
Sara Lee Corp.†	3,120	43,618	Macy’s, Inc.	1,895	43,699
UST, Inc.†	650	35,438	Starwood Hotels & Resorts
Clorox Co.	610	34,550	Worldwide, Inc.†	820	42,435
Campbell Soup Co.†	960	32,592	The Gap, Inc.†	1,990	39,163
Molson Coors Brewing Co. —	Harley-Davidson, Inc.†	1,040	39,000
Class B†	600	31,542	GameStop Corp. — Class A*†	36,714
Coca-Cola Enterprises, Inc.	30,371	J.C. Penney Co., Inc.†	965	36,390
SUPERVALU, INC.†	930	27,881	Bed Bath & Beyond, Inc.*†	33,925
Hershey Co.†	736	27,725	Sears Holdings Corp.*†	320	32,669
Brown-Forman Corp. — Class B†	24,501	Mattel, Inc.	1,580	31,442
Estee Lauder Cos., Inc. —	H&R Block, Inc.†	1,430	29,687
Class A†	500	22,925	VF Corp.†	380	29,454
McCormick & Co., Inc.	560	20,703	Gannett Co., Inc.†	1,010	29,341
Pepsi Bottling Group, Inc.†	20,346	Genuine Parts Co.	720	28,958

5,580,227
McDonald’s Corp.	5,050	281,638
Walt Disney Co.†	8,250	258,885
Comcast Corp. — Class A†	255,095
Time Warner, Inc.	15,670	219,693
Home Depot, Inc.†	7,385	206,558
News Corp. — Class A	10,080	189,000
Target Corp.†	3,590	181,941
Lowe’s Cos., Inc.†	6,410	147,045

678

610

549

1,200

465

1,330

450

2,075

1,080

2,810

9,235

6,720

3,130

1,900

2,820

710

1,255

1,150

370

600

13,190

MARKET	MARKET
SHARES	(NOTE 1)	SHARES	(NOTE 1)
Total Utilities
MATERIALS 2.0%
Total Consumer Discretionary
UTILITIES 2.0%

VALUE	VALUE

S&P 500 FUND

SCHEDULE OF INVESTMENTS (continued)

THE RYDEX SERIES FUNDS ANNUAL REPORT

64	|	See Notes to Financial Statements.

March 31, 2008
Whirlpool Corp.†	330	$28,637	Public Service Enterprise Group,
Newell Rubbermaid, Inc.	27,673	Inc.	2,230	$89,624
Abercrombie & Fitch Co. —	PPL Corp.	1,640	75,309
Class A	376	27,501	American Electric Power Co., Inc.	72,977
Goodyear Tire & Rubber Co.*	27,090	Edison International	1,430	70,099
Apollo Group, Inc. — Class A*†	25,920	Constellation Energy Group, Inc.	68,851
Nordstrom, Inc.†	780	25,428	Sempra Energy	1,140	60,739
Tiffany & Co.†	560	23,430	PG&E Corp.†	1,560	57,439
Limited Brands, Inc.†	1,360	23,256	AES Corp.*	2,930	48,843
Sherwin-Williams Co.	450	22,968	Progress Energy, Inc.	1,135	47,329
Eastman Kodak Co.	1,260	22,264	Consolidated Edison, Inc.†	47,243
AutoZone, Inc.*	190	21,628	Questar Corp.	760	42,986
Darden Restaurants, Inc.	630	20,507	Ameren Corp.†	905	39,856
Expedia, Inc.*	910	19,920	Xcel Energy, Inc.	1,880	37,506
D.R. Horton, Inc.†	1,200	18,900	Allegheny Energy, Inc.	725	36,613
Black & Decker Corp.†	270	17,847	DTE Energy Co.†	720	28,001
Interpublic Group of Cos., Inc.*†	17,325	Pepco Holdings, Inc.	875	21,630
Hasbro, Inc.†	620	17,298	NiSource, Inc.†	1,200	20,688
IAC/ InterActiveCorp*†	790	16,400	CenterPoint Energy, Inc.†	20,406
EW Scripps Co. — Class A†	16,384	Dynegy Inc.*	2,170	17,121
Stanley Works†	340	16,191	Pinnacle West Capital Corp.†	15,435
Wyndham Worldwide Corp.	16,130	Integrys Energy Group, Inc.†	15,391
Polo Ralph Lauren Corp.†	260	15,155	TECO Energy, Inc.†	920	14,674
Pulte Homes, Inc.	940	13,677	CMS Energy Corp.†	990	13,405
Office Depot, Inc.*	1,200	13,260	Nicor, Inc.†	200	6,702
Washington Post Co. — Class B†	13,230
Centex Corp.†	540	13,073
Snap-On, Inc.	250	12,713
Family Dollar Stores, Inc.	620	12,090
New York Times Co. — Class A	11,894
Lennar Corp. — Class A†	610	11,474
Harman International Industries,
Inc.	260	11,320
Leggett & Platt, Inc.†	730	11,133
RadioShack Corp.†	570	9,263
Big Lots, Inc.*	400	8,920
AutoNation, Inc.*†	590	8,832
Wendy’s International, Inc.†	8,763
KB HOME†	340	8,408
Liz Claiborne, Inc.†	440	7,986
Meredith Corp.†	170	6,503
OfficeMax, Inc.†	330	6,316
Brunswick Corp.†	380	6,069
Jones Apparel Group, Inc.†	5,100
Dillard’s, Inc. — Class A†	246	4,234
4,354,371
Eastman Chemical Co.	350	21,858
Exelon Corp.	2,900	235,683	MeadWestvaco Corp.†	760	20,687
Southern Co.†	3,350	119,293	Ball Corp.†	430	19,754
FPL Group, Inc.	1,780	111,677	Sealed Air Corp.†	710	17,928
Dominion Resources, Inc.†	102,917	International Flavors & Fragrances,
Duke Energy Corp.†	5,525	98,621	Inc.	350	15,418
Entergy Corp.	840	91,627	Pactiv Corp.*	570	14,940
FirstEnergy Corp.†	1,335	91,608	Ashland, Inc.†	250	11,825

1,820,293
Monsanto Co.†	2,400	267,600
E.I. du Pont de Nemours and Co.	184,234
Freeport-McMoRan Copper &
Gold, Inc.†	1,680	161,650
Dow Chemical Co.†	4,120	151,822
Alcoa, Inc.	3,570	128,734
Praxair, Inc.	1,370	115,395
Newmont Mining Corp.†	89,920
Air Products & Chemicals, Inc.	86,480
Nucor Corp.†	1,260	85,352
United States Steel Corp.	520	65,972
Weyerhaeuser Co.†	920	59,837
International Paper Co.	1,870	50,864
PPG Industries, Inc.	720	43,567
Sigma-Aldrich Corp.	565	33,702
Ecolab, Inc.	760	33,007
Allegheny Technologies, Inc.†	31,398
Vulcan Materials Co.†	470	31,208
Rohm & Haas Co.†	550	29,744

1,210

1,753

1,050

600

780

1,190

2,060

1,430

390

440

780

330

20

630

380

380

2,520

3,940

1,985

940

440

SCHEDULE OF INVESTMENTS (concluded)

March 31, 2008

S&P 500 FUND

MARKET

UNREALIZED

VALUE

GAIN (LOSS)

SHARES

(NOTE 1)

CONTRACTS

(NOTE 1)

Bemis Co.†

440

$

11,189

FUTURES CONTRACTS PURCHASED

Hercules, Inc.

500

9,145

June 2008 S&P 500 Index

Titanium Metals Corp.

430

6,472

Mini Futures Contracts

Total Materials

1,799,702

(Aggregate Market Value

TELECOMMUNICATION SERVICES 1.9%

of Contracts $37,816,350)

572

$

539,307

AT&T, Inc.

26,435

1,012,460

Verizon Communications, Inc.†

12,575

458,359

UNITS

Sprint Nextel Corp.†

12,480

83,491

EQUITY INDEX SWAP AGREEMENTS

American Tower Corp. — Class A*

1,770

69,402

June 2008 S&P 500 Index Swap,

Qwest Communications

Terminating 06/30/08**

International, Inc.†

6,730

30,487

(Notional Market Value

Embarq Corp.

670

26,867

$614,845)

465

$

3,330

Windstream Corp.†

1,990

23,780

June 2008 S&P 500 Index Swap,

CenturyTel, Inc.†

470

15,623

Terminating 06/13/08**

Citizens Communications Co.†

1,435

15,053

(Notional Market Value

Total Telecommunication Services

1,735,522

$561,875)

425

(1,158)

Total Common Stocks

(Total Notional Market

(Cost $49,422,476)

50,390,226

Value $1,176,720)

$

2,172

FACE

AMOUNT

REPURCHASE AGREEMENTS 39.9%

Repurchase Agreements (Note 5)

Mizuho Financial Group, Inc.

issued 03/31/08 at 1.30%

due 04/01/08

$20,411,021

20,411,021

Lehman Brothers Holdings, Inc.

issued 03/31/08 at 1.15%

due 04/01/08††

10,961,130

10,961,130

Morgan Stanley

issued 03/31/08 at 1.35%

due 04/01/08

4,252,296

4,252,296

Total Repurchase Agreements

(Cost $35,624,447)

35,624,447

SHARES

SECURITIES LENDING COLLATERAL 9.5%

Mount Vernon Securities

Lending Trust Prime

Portfolio (Note 8)

8,443,950

8,443,950

Total Securities Lending Collateral

(Cost $8,443,950)

8,443,950

Total Investments 105.9%

(Cost $93,490,873)

$94,458,623

Liabilities in Excess of

Other Assets – (5.9)%

$ (5,301,667)

Net Assets – 100.0%

$89,156,956

* Non-Income Producing Security.

** Price Return based on S&P 500 Index +/- financing at a variable rate.

† All or a portion of this security is on loan at March 31, 2008 — See Note 8.

†† All or a portion of this security is pledged as equity index swap collateral at March 31, 2008.

REIT — Real Estate Investment Trust.

See Notes to Financial Statements.

THE RYDEX SERIES FUNDS ANNUAL REPORT

|

65

SCHEDULE OF INVESTMENTS

March 31, 2008

INVERSE S&P 500 STRATEGY FUND

MARKET

UNREALIZED

FACE

VALUE

LOSS

AMOUNT

(NOTE 1)

CONTRACTS

(NOTE 1)

FEDERAL AGENCY DISCOUNT NOTES 70.8%

FUTURES CONTRACTS SOLD SHORT

Federal Home Loan Bank*

June 2008 S&P 500 Index

2.05% due 06/23/08

$50,000,000

$

49,763,681

Mini Futures Contracts

2.80% due 04/23/08

25,000,000

24,957,222

(Aggregate Market Value

Freddie Mac*

of Contracts $75,963,263)

1,149

$

(887,003)

2.68% due 04/04/08

50,000,000

49,988,833

2.16% due 06/09/08

25,000,000

24,896,500

UNITS

2.74% due 07/28/08

25,000,000

24,775,472

EQUITY INDEX SWAP AGREEMENTS

2.12% due 07/01/08

21,000,000

20,887,463

SOLD SHORT

Total Federal Agency Discount Notes

June 2008 S&P 500 Index

(Cost $195,269,171)

195,269,171

Swap, Terminating 06/13/08**

(Notional Market Value

REPURCHASE AGREEMENTS 24.2%

$91,797,574)

69,402

$

(324,102)

Repurchase Agreements (Note 5)

June 2008 S&P 500 Index

Mizuho Financial Group, Inc.

Swap, Terminating 06/30/08**

issued 03/31/08 at 1.30%

(Notional Market Value

due 04/01/08

32,766,760

32,766,760

$106,370,464)

80,419

(577,889)

Lehman Brothers Holdings, Inc.

issued 03/31/08 at 1.15%

(Total Notional Market

due 04/01/08†

27,052,708

27,052,708

Value $198,168,038)

$

(901,991)

Morgan Stanley

issued 03/31/08 at 1.35%

due 04/01/08

6,826,408

6,826,408

Total Repurchase Agreements

(Cost $66,645,876)

66,645,876

Total Investments 95.0%

(Cost $261,915,047)

$261,915,047

Other Assets in Excess

of Liabilities – 5.0%

$

13,903,782

Net Assets – 100.0%

$275,818,829

* The issuer is a publicly traded company that operates under a Congressional charter; its securities are neither issued nor guaranteed by the

U.S. Government.

** Price Return based on S&P 500 Index +/- financing at a variable rate.

† All or a portion of this security is pledged as equity index swap collateral at March 31, 2008.

66

|

THE RYDEX SERIES FUNDS ANNUAL REPORT

See Notes to Financial Statements.

MARKET	MARKET
SHARES	(NOTE 1)	SHARES	(NOTE 1)
COMMON STOCKS 97.4%
INFORMATION TECHNOLOGY 62.0%
HEALTH CARE 15.4%
Total Health Care
CONSUMER DISCRETIONARY 12.4%
Total Consumer Discretionary

VALUE	VALUE
Total Information Technology

OTC FUND

SCHEDULE OF INVESTMENTS

THE RYDEX SERIES FUNDS ANNUAL REPORT

See Notes to Financial Statements.	|	67

March 31, 2008
Telefonaktiebolaget LM
Ericsson — SP ADR†	16,120	$316,758
402,969,515
Microsoft Corp.	1,447,539	41,081,157
Qualcomm, Inc.	925,310	37,937,710
Google, Inc. — Class A*†	27,265,093
Research In Motion Ltd.*†	26,772,466
Cisco Systems, Inc.*	893,980	21,535,978
Intel Corp.	983,000	20,819,940
Oracle Corp.*	1,023,850	20,026,506
eBay, Inc.*	394,032	11,757,915
Adobe Systems, Inc.*	245,150	8,724,888
Yahoo!, Inc.*†	226,006	6,538,354
Applied Materials, Inc.†	6,288,853
Symantec Corp.*†	363,994	6,049,580
Nvidia Corp.*	304,460	6,025,263
Flextronics International Ltd.*†	5,635,784
Dell, Inc.*†	267,790	5,334,377
Xilinx, Inc.†	218,370	5,186,287
Paychex, Inc.†	145,450	4,983,117
Check Point Software
Technologies Ltd.*†	203,990	4,569,376
Lam Research Corp.*†	118,410	4,525,630
Cognizant Technology
Solutions Corp. — Class A*†	4,085,153
Juniper Networks, Inc.*†	3,991,000
Electronic Arts, Inc.*†	78,660	3,926,707
Activision, Inc.*†	140,060	3,825,039
Sun Microsystems, Inc.*†	3,389,267
Intuit, Inc.*	125,450	3,388,405
Broadcom Corp. — Class A*†	3,275,958
NetApp, Inc.*†	159,970	3,207,399
Altera Corp.†	168,540	3,106,192
Akamai Technologies, Inc.*†	2,737,434
Baidu.com — SP ADR*†	2,626,345
Citrix Systems, Inc.*	87,901	2,578,136
Fiserv, Inc.*†	46,680	2,244,841
Marvell Technology Group
Ltd.*†	191,220	2,080,474
KLA-Tencor Corp.†	51,130	1,896,923
Autodesk, Inc.*	55,760	1,755,325
Cadence Design Systems,
Inc.*†	159,640	1,704,955
Microchip Technology, Inc.†	1,526,527
Linear Technology Corp.†	1,376,447
SanDisk Corp.*†	60,400	1,363,228
Infosys Technologies Ltd. —
SP ADR†	34,200	1,223,334
Tellabs, Inc.*†	142,700	777,715
BEA Systems, Inc.*	32,050	613,758
VeriSign, Inc.*†	16,400	545,136

Apple, Inc.*	518,110	$
Gilead Sciences, Inc.*†	20,988,014
Genzyme Corp.*†	172,763	12,877,754
Teva Pharmaceutical Industries
Ltd. — SP ADR†	244,780	11,306,388
Celgene Corp.*†	168,571	10,331,717
Biogen Idec, Inc.*†	147,540	9,101,743
Amgen, Inc.*†	172,390	7,202,454
Express Scripts, Inc.*†	107,075	6,887,064
Intuitive Surgical, Inc.*†	5,497,733
Hologic, Inc.*	82,757	4,601,289
Henry Schein, Inc.*†	79,730	4,576,502
DENTSPLY International, Inc.†	3,608,328
Patterson Cos., Inc.*†	45,970	1,668,711
Amylin Pharmaceuticals, Inc.*†	535,711
Cephalon, Inc.*†	6,880	443,072
Sepracor, Inc.*†	9,290	181,341
99,807,821
Comcast Corp. — Class A†	12,393,265
Amazon.com, Inc.*†	120,960	8,624,448
Starbucks Corp.*†	441,288	7,722,540
Sears Holdings Corp.*†	6,115,191
Staples, Inc.†	263,990	5,836,819
Wynn Resorts Ltd.†	52,020	5,235,293
Garmin Ltd.†	93,820	5,067,218
DISH Network Corp. —
Class A*†	162,170	4,659,144
Bed Bath & Beyond, Inc.*†	3,868,335
Apollo Group, Inc. —
Class A*†	80,222	3,465,590
Liberty Media Corp -
Interactive*	200,520	3,236,393
IAC/InterActiveCorp*†	2,932,558
Liberty Global, Inc. —
Class A*†	79,460	2,707,997
Expedia, Inc.*†	119,320	2,611,915
Sirius Satellite Radio, Inc.*†	1,893,480
Focus Media Holding —
SP ADR*†	44,220	1,554,333
Virgin Media, Inc.†	91,190	1,283,043
Petsmart, Inc.†	35,300	721,532
Ross Stores, Inc.†	11,070	331,657
80,260,751

61,900

238,550

322,340

600,190

141,698

159,640

218,240

170,003

97,210

10,960

46,640

44,850

74,348,785

407,297

16,950

93,480

18,340

640,810

59,900

131,130

141,260

662,056

SCHEDULE OF INVESTMENTS (concluded)

March 31, 2008

OTC FUND

MARKET

MARKET

VALUE

FACE

VALUE

SHARES

(NOTE 1)

AMOUNT

(NOTE 1)

INDUSTRIALS 4.5%

REPURCHASE AGREEMENTS 3.0%

CH Robinson Worldwide, Inc.†

116,450

$

6,334,880

Repurchase Agreements (Note 5)

Paccar, Inc.†

138,570

6,235,650

Mizuho Financial Group, Inc.

Foster Wheeler Ltd.*†

64,240

3,637,269

issued 03/31/08 at 1.30%

Fastenal Co.†

72,959

3,351,007

due 04/01/08

$ 10,894,145

$

10,894,145

UAL Corp.†

124,948

2,690,131

Lehman Brothers Holdings, Inc.

Joy Global, Inc.†

25,790

1,680,476

issued 03/31/08 at 1.15%

Ryanair Holdings PLC —

due 04/01/08††

6,427,101

6,427,101

SP ADR*†

48,090

1,359,985

Morgan Stanley

Expeditors International of

issued 03/31/08 at 1.35%

Washington, Inc.†

28,050

1,267,299

due 04/01/08

2,269,613

2,269,613

Stericycle, Inc.*†

24,250

1,248,875

Total Repurchase Agreements

Monster Worldwide, Inc.*†

29,380

711,290

(Cost $19,590,859)

19,590,859

Cintas Corp.†

19,950

569,373

Total Industrials

29,086,235

SHARES

TELECOMMUNICATION SERVICES 1.5%

SECURITIES LENDING COLLATERAL 30.3%

Millicom International Cellular

Mount Vernon Securities

SA*†

39,980

3,780,109

Lending Trust Prime

NII Holdings, Inc. — Class B*†

98,650

3,135,097

Portfolio (Note 8)

196,292,630

196,292,630

Leap Wireless International,

Total Securities Lending Collateral

Inc. — Class B*†

32,180

1,499,588

(Cost $196,292,630)

196,292,630

Level 3 Communications, Inc.*†

643,050

1,363,266

Total Investments 130.7%

Total Telecommunication Services

9,778,060

(Cost $602,826,959)

$ 848,595,604

CONSUMER STAPLES 1.1%

Liabilities in Excess of

Costco Wholesale Corp.†

69,980

4,546,601

Other Assets – (30.7)%

$(199,101,283)

Whole Foods Market, Inc.†

53,370

1,759,609

Net Assets – 100.0%

$ 649,494,321

Hansen Natural Corp.*†

23,320

823,196

Total Consumer Staples

7,129,406

UNREALIZED

GAIN (LOSS)

MATERIALS 0.3%

CONTRACTS

(NOTE 1)

Steel Dynamics, Inc.

46,600

1,539,664

Sigma-Aldrich Corp.†

8,860

528,499

FUTURES CONTRACTS PURCHASED

June 2008 Nasdaq 100 Index

Total Materials

2,068,163

Mini Futures Contracts

ENERGY 0.2%

(Aggregate Market Value

Patterson-UTI Energy, Inc.†

61,580

1,612,164

of Contracts $7,143,000)

200

$

(37,789)

Total Energy

1,612,164

Total Common Stocks

UNITS

(Cost $386,943,470)

632,712,115

EQUITY INDEX SWAP AGREEMENTS

June 2008 Nasdaq 100 Index

Swap, Terminating 06/13/08**

(Notional Market Value

$6,469,820)

3,631

$

102,973

June 2008 Nasdaq 100 Index

Swap, Terminating 06/30/08**

(Notional Market Value

$3,187,683)

1,789

23,377

(Total Notional Market

Value $9,657,503)

$

126,350

* Non-Income Producing Security.

** Price Return based on Nasdaq 100 Index +/- financing at a variable rate.

† All or a portion of this security is on loan at March 31, 2008 — See Note 8.

†† All or a portion of this security is pledged as equity index swap collateral at March 31, 2008.

ADR — American Depository Receipt.

68

|

THE RYDEX SERIES FUNDS ANNUAL REPORT

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS

March 31, 2008

INVERSE OTC STRATEGY FUND

MARKET

FACE

VALUE

AMOUNT

(NOTE 1)

REPURCHASE AGREEMENTS 99.6%

Repurchase Agreements (Note 5)

Mizuho Financial Group, Inc.

issued 03/31/08 at 1.30%

due 04/01/08

$38,038,453

$38,038,453

Lehman Brothers Holdings, Inc.

issued 03/31/08 at 1.15%

due 04/01/08†

26,749,963

26,749,963

Morgan Stanley

issued 03/31/08 at 1.35%

due 04/01/08

7,924,678

7,924,678

Total Repurchase Agreements

(Cost $72,713,094)

72,713,094

Total Investments 99.6%

(Cost $72,713,094)

$72,713,094

Other Assets in Excess

of Liabilities – 0.4%

$

266,350

Net Assets – 100.0%

$72,979,444

UNREALIZED

LOSS

CONTRACTS

(NOTE 1)

FUTURES CONTRACTS SOLD SHORT

June 2008 Nasdaq 100 Index

Mini Futures Contracts

(Aggregate Market Value

of Contracts $2,000,040)

56

$

(31,419)

UNITS

EQUITY INDEX SWAP AGREEMENTS

SOLD SHORT

June 2008 Nasdaq 100 Index

Swap, Terminating 06/30/08*

(Notional Market Value

$10,257,475)

5,756

$

(80,655)

June 2008 Nasdaq 100 Index

Swap, Terminating 06/13/08*

(Notional Market Value

$60,794,068)

34,117

(1,017,691)

(Total Notional Market

Value $71,051,543)

$ (1,098,346)

* Price Return based on Nasdaq 100 Index +/- financing at a variable rate.

† All or a portion of this security is pledged as equity index swap collateral at March 31, 2008.

See Notes to Financial Statements.

THE RYDEX SERIES FUNDS ANNUAL REPORT

|

69

MARKET	MARKET
SHARES	(NOTE 1)	SHARES	(NOTE 1)
COMMON STOCKS 73.1%
FINANCIALS 11.3%
Total Financials
INDUSTRIALS 11.3%

VALUE	VALUE

MID-CAP 1.5x STRATEGY FUND

SCHEDULE OF INVESTMENTS

THE RYDEX SERIES FUNDS ANNUAL REPORT

70	|	See Notes to Financial Statements.

March 31, 2008
City National Corp.	280	$13,849
Apollo Investment Corp.†	10,290
BRE Properties, Inc. — Class A†	9,568
Everest Re Group Ltd.	1,510	$135,191	Radian Group, Inc.†	1,080	7,096
W.R. Berkley Corp.	4,120	114,083	UDR, Inc.†	270	6,620
Health Care REIT, Inc.†	2,370	106,958	Jefferies Group, Inc.†	340	5,484
Hospitality Properties Trust†	94,576	Rayonier, Inc.†	120	5,213
Nationwide Health Properties,	FirstMerit Corp.†	150	3,099
Inc.†	2,620	88,425	First Community Bancorp	110	2,954
HCC Insurance Holdings, Inc.	85,768	Astoria Financial Corp.	40	1,086
Realty Income Corp.†	3,320	85,059
Macerich Co.†	1,160	81,513
Hanover Insurance Group, Inc.†	81,046
American Financial Group, Inc.†	73,102
Eaton Vance Corp.†	2,300	70,173
SVB Financial Group*†	1,560	68,078
Mack-Cali Realty Corp.	1,670	59,636
Fidelity National Financial, Inc. —
Class A†	3,170	58,106
Weingarten Realty Investors†	57,170
Alexandria Real Estate Equities,
Inc.†	600	55,632
Liberty Property Trust	1,760	54,754
Cullen/Frost Bankers, Inc.†	53,040
Duke Realty Corp.†	2,320	52,919
Jones Lang LaSalle, Inc.†	670	51,818
Camden Property Trust	1,000	50,200
New York Community Bancorp,
Inc.†	2,680	48,830
Waddell & Reed Financial, Inc. —
Class A	1,440	46,267
Old Republic International
Corp.†	3,540	45,701
Stancorp Financial Group, Inc.	44,847
Cathay General Bancorp†	43,118
Raymond James Financial, Inc.†	42,743
Regency Centers Corp.†	650	42,094
First American Corp.†	1,240	42,086
Federal Realty Investment Trust	40,534
Synovus Financial Corp.†	40,369
Highwoods Properties, Inc.	38,216
AMB Property Corp.†	660	35,917
Unitrin, Inc.	980	34,633
Colonial BancGroup, Inc.†	34,379
Webster Financial Corp.†	31,772
Wilmington Trust Corp.†	990	30,789
Washington Federal, Inc.†	29,920
First Niagara Financial Group, Inc.	25,277
TCF Financial Corp.†	1,200	21,504
Potlatch Corp.†	490	20,222
Horace Mann Educators Corp.	19,403
SEI Investments Co.	620	15,308
AmeriCredit Corp.*†	1,520	15,306
Associated Banc-Corp.†	570	15,179
The PMI Group, Inc.†	2,500	14,550

2,461,470
Roper Industries, Inc.†	1,830	108,775
AGCO Corp.*†	1,740	104,191
Manpower, Inc.	1,780	100,143
Fastenal Co.†	2,180	100,127
SPX Corp.	950	99,655
Kansas City Southern*†	2,470	99,072
Brink’s Co.	1,470	98,755
Pentair, Inc.	2,990	95,381
Harsco Corp.	1,640	90,823
Oshkosh Truck Corp.†	2,430	88,160
URS Corp.*†	2,690	87,936
Flowserve Corp.	800	83,504
Kennametal, Inc.†	2,790	82,110
Carlisle Cos., Inc.	2,210	73,902
AMETEK, Inc.	1,630	71,573
IDEX Corp.	2,210	67,825
Lincoln Electric Holdings, Inc.	66,425
Joy Global, Inc.†	970	63,205
BE Aerospace, Inc.*	1,710	59,764
Con-way, Inc.†	1,160	57,397
Alliant Techsystems, Inc.*†	56,942
Herman Miller, Inc.†	2,220	54,545
Corrections Corporation of
America*	1,960	53,939
Trinity Industries, Inc.†	2,020	53,833
HNI Corp.†	1,970	52,973
KBR Inc.	1,860	51,578
Copart, Inc.*	1,130	43,799
Quanta Services, Inc.*†	1,810	41,938
Stericycle, Inc.*†	770	39,655
Crane Co.	930	37,526
Dun & Bradstreet Corp.	350	28,483
Republic Services, Inc.	920	26,901
Timken Co.†	890	26,451
Deluxe Corp.†	1,210	23,244
United Rentals, Inc.*	1,140	21,478
Hubbell, Inc. — Class B	440	19,224
AirTran Holdings, Inc.*†	2,610	17,226
Wabtec Corp.†	430	16,194
J.B. Hunt Transport Services, Inc.	11,943
MSC Industrial Direct Co. —
Class A	220	9,295

650

210

2,780

3,780

1,970

2,860

1,660

1,000

940

2,080

1,860

520

3,650

1,230

3,570

1,140

1,310

1,860

1,110

1,030

550

380

MARKET	MARKET
SHARES	(NOTE 1)	SHARES	(NOTE 1)
Total Information Technology
CONSUMER DISCRETIONARY 9.8%
Total Industrials
INFORMATION TECHNOLOGY 10.7%

VALUE	VALUE

MID-CAP 1.5x STRATEGY FUND

SCHEDULE OF INVESTMENTS (continued)

THE RYDEX SERIES FUNDS ANNUAL REPORT

See Notes to Financial Statements.	|	71

March 31, 2008
Granite Construction, Inc.	270	$8,832	Tech Data Corp.*	230	$7,544
Korn/Ferry International, Inc.*	8,788	DST Systems, Inc.*†	110	7,231
Corporate Executive Board Co.	7,286	Advent Software, Inc.*	90	3,836
ChoicePoint, Inc.*	150	7,140	Dycom Industries, Inc.*†	260	3,123
Federal Signal Corp.	500	6,980	NeuStar, Inc.*†	40	1,059
Avis Budget Group, Inc.*	570	6,053
YRC Worldwide, Inc.*†	450	5,904
Donaldson Co., Inc.†	110	4,431
GATX Corp.†	70	2,735
2,444,039
Service Corporation International†	83,959
Harris Corp.	3,150	152,869	Ross Stores, Inc.†	2,670	79,993
Activision, Inc.*†	5,180	141,466	Urban Outfitters, Inc.*†	2,550	79,942
Western Digital Corp.*†	5,010	135,470	Phillips-Van Heusen Corp.†	72,048
Avnet, Inc.*	3,850	126,010	Gentex Corp.†	4,090	70,143
Lam Research Corp.*	3,140	120,011	Toll Brothers, Inc.*	2,920	68,562
Arrow Electronics, Inc.*†	113,400	Chipotle Mexican Grill, Inc. —
Synopsys, Inc.*	4,370	99,243	Class A*†	600	68,058
Amphenol Corp. — Class A†	87,910	American Eagle Outfitters, Inc.†	60,585
Sybase, Inc.*	3,180	83,634	Callaway Golf Co.†	4,090	60,041
Jack Henry & Associates, Inc.†	78,451	CarMax, Inc.*†	2,860	55,541
National Instruments Corp.	69,271	Scholastic Corp.*	1,790	54,183
MPS Group, Inc.*†	5,660	66,901	Bob Evans Farms, Inc.†	1,960	54,076
Intersil Corp. — Class A	2,540	65,202	NVR, Inc.*	90	53,775
SRA International, Inc. — Class A*†	63,935	Dick’s Sporting Goods, Inc.*†	47,401
Integrated Device Technology,	DeVry, Inc.†	1,110	46,442
Inc.*	6,760	60,367	Rent-A-Center, Inc.*†	2,430	44,590
Cypress Semiconductor Corp.*†	58,081	Lear Corp.*	1,700	44,047
Alliance Data Systems Corp.*	57,962	Sotheby’s†	1,470	42,498
Cadence Design Systems, Inc.*†	57,779	Guess?, Inc.†	1,000	40,470
CommScope, Inc.*†	1,580	55,031	American Greetings Corp. —
ADC Telecommunications, Inc.*†	54,360	Class A	2,160	40,068
Polycom, Inc.*†	2,220	50,039	International Speedway Corp. —
Global Payments, Inc.†	1,110	45,910	Class A	930	38,316
Vishay Intertechnology, Inc.*	42,673	Ryland Group, Inc.†	1,140	37,495
ValueClick, Inc.*†	2,430	41,917	Aeropostale, Inc.*†	1,300	35,243
NCR Corp.*	1,780	40,637	Petsmart, Inc.†	1,570	32,091
International Rectifier Corp.*†	39,990	Brinker International, Inc.†	30,422
McAfee, Inc.*	1,090	36,068	Dollar Tree, Inc.*†	1,070	29,521
Zebra Technologies Corp. —	Tupperware Brands Corp.†	28,236
Class A*†	960	31,987	Foot Locker, Inc.†	2,360	27,777
Diebold, Inc.	730	27,411	Netflix, Inc.*†	800	27,720
Broadridge Financial Solutions, Inc.	27,104	Strayer Education, Inc.†	170	25,925
Plantronics, Inc.	1,380	26,648	Belo Corp. — Class A†	2,410	25,474
F5 Networks, Inc.*†	1,340	24,348	ITT Educational Services, Inc.*	23,424
CSG Systems International, Inc.*	17,282	Barnes & Noble, Inc.†	710	21,762
Macrovision Corp.*†	1,240	16,740	Life Time Fitness, Inc.*†	670	20,911
Imation Corp.†	720	16,373	O’Reilly Automotive, Inc.*	20,249
Foundry Networks, Inc.*†	13,201	Valassis Communications, Inc.*†	19,856
Cree, Inc.*†	460	12,862	AnnTaylor Stores Corp.*†	760	18,377
Acxiom Corp.	1,030	12,226	Collective Brands, Inc.*†	17,332
Avocent Corp.*†	690	11,661	Mohawk Industries, Inc.*†	17,186
Fair Isaac Corp.†	380	8,178	Chico’s FAS, Inc.*†	2,290	16,282
Digital River, Inc.*	250	7,743	ArvinMeritor, Inc.†	1,180	14,762

2,321,144
BorgWarner, Inc.	2,740	117,902
Hanesbrands, Inc.*†	3,170	92,564
Advance Auto Parts, Inc.	90,573

520

180

8,280

1,900

3,370

2,360

3,460

3,180

2,650

2,630

1,770

2,460

1,220

5,410

4,500

4,710

1,860

1,640

730

1,540

510

1,520

710

1,140

1,830

1,430

240

2,660

MARKET	MARKET
SHARES	(NOTE 1)	SHARES	(NOTE 1)
Total Health Care
ENERGY 7.4%
Total Consumer Discretionary
HEALTH CARE 9.5%
Total Energy
MATERIALS 5.4%

VALUE	VALUE

MID-CAP 1.5x STRATEGY FUND

SCHEDULE OF INVESTMENTS (continued)

THE RYDEX SERIES FUNDS ANNUAL REPORT

72	|	See Notes to Financial Statements.

March 31, 2008
Blyth, Inc.	720	$14,198	Omnicare, Inc.	1,470	$26,695
Ruby Tuesday, Inc.†	1,670	12,525	Varian Inc.*	340	19,693
Williams-Sonoma, Inc.	490	11,878	Par Pharmaceutical Cos., Inc.*†	18,260
The Warnaco Group, Inc.*†	11,438	Beckman Coulter, Inc.	260	16,783
Getty Images, Inc.*	300	9,600	Universal Health Services, Inc. —
CBRL Group, Inc.	260	9,300	Class B	210	11,275
Regis Corp.	320	8,797	Valeant Pharmaceuticals
Harte-Hanks, Inc.	640	8,749	International*†	820	10,521
Lee Enterprises, Inc.†	820	8,208	PDL BioPharma, Inc.*†	930	9,849
Media General, Inc.†	500	7,010	LifePoint Hospitals, Inc.*	250	6,868
Boyd Gaming Corp.†	330	6,600	Health Management Associates,
Furniture Brands International, Inc.	5,967	Inc. — Class A*	1,210	6,401
99 Cents Only Stores*	500	4,945	Steris Corp.	180	4,829
Matthews International Corp. —	ResMed, Inc.*†	90	3,796
Class A	90	4,343	Advanced Medical Optics, Inc.*†	3,248
Lamar Advertising Co. — Class A*†	4,312
Scientific Games Corp. — Class A*†	4,222
Entercom Communications Corp.	2,284
Borders Group, Inc.†	370	2,172
Career Education Corp.*†	140	1,781
Corinthian Colleges, Inc.*†	1,735
Pacific Sunwear of California, Inc.*†	378
2,136,264
Arch Coal, Inc.†	2,060	89,610
Intuitive Surgical, Inc.*	610	197,853	Patterson-UTI Energy, Inc.†	83,252
Hologic, Inc.*	2,780	154,568	Forest Oil Corp.*†	1,500	73,440
Millennium Pharmaceuticals, Inc.*†	126,463	Exterran Holdings, Inc.*†	72,285
Henry Schein, Inc.*†	2,200	126,280	Newfield Exploration Co.*†	59,721
DENTSPLY International, Inc.	120,046	Plains Exploration & Production
Covance, Inc.*†	1,220	101,223	Co.*	1,120	59,517
Charles River Laboratories	Helmerich & Payne, Inc.	1,190	55,775
International, Inc.*†	1,660	97,840	Pioneer Natural Resources Co.†	52,067
Lincare Holdings, Inc.*	2,740	77,021	Tidewater, Inc.†	940	51,803
Psychiatric Solutions, Inc.*†	76,998	Frontier Oil Corp.†	1,900	51,794
Endo Pharmaceuticals Holdings,	Grant Prideco, Inc.*	970	47,743
Inc.*	3,180	76,129	Quicksilver Resources, Inc.*	41,279
Invitrogen Corp.*†	850	72,649	Overseas Shipholding Group, Inc.	25,915
Community Health Systems, Inc.*	72,175	Encore Acquisition Co.*†	590	23,765
Techne Corp.*	970	65,339	Bill Barrett Corp.*†	480	22,680
Edwards Lifesciences Corp.*†	60,143
Perrigo Co.†	1,590	59,991
Pharmaceutical Product
Development, Inc.	1,340	56,146
Kinetic Concepts, Inc.*†	1,210	55,938
Medicis Pharmaceutical Corp. —
Class A†	2,340	46,075
Sepracor, Inc.*†	2,240	43,725
Cephalon, Inc.*†	600	38,640
Health Net, Inc.*	1,210	37,268
Gen-Probe, Inc.*†	700	33,740
VCA Antech, Inc.*†	1,180	32,273
WellCare Health Plans, Inc.*	30,381
Apria Healthcare Group, Inc.*†	29,428
Cerner Corp.*†	770	28,706

2,055,256
Southwestern Energy Co.*	193,381
Pride International, Inc.*†	139,450
FMC Technologies, Inc.*†	126,865
Cimarex Energy Co.†	2,130	116,596
Denbury Resources, Inc.*	115,913
Superior Energy Services*†	94,692
1,597,543
Airgas, Inc.	2,310	105,036
Lubrizol Corp.	1,880	104,359
Reliance Steel & Aluminum Co.	102,361
Cleveland-Cliffs, Inc.	740	88,667
CF Industries Holdings, Inc.†	83,932
Sonoco Products Co.	2,650	75,869
Cytec Industries, Inc.†	1,390	74,851
Terra Industries, Inc.*†	1,610	57,203
Steel Dynamics, Inc.	1,680	55,507
Olin Corp.†	2,760	54,538
Ferro Corp.	3,420	50,821
Worthington Industries, Inc.	44,537
RPM International, Inc.†	2,060	43,136

1,050

290

510

160

120

200

230

240

30

3,180

8,180

1,120

1,130

3,110

1,060

2,270

1,130

370

2,150

1,350

780

1,490

5,740

3,990

2,230

4,060

2,390

1,710

810

2,640
SCHEDULE OF INVESTMENTS (concluded)

March 31, 2008

MID-CAP 1.5x STRATEGY FUND

MARKET

MARKET

VALUE

VALUE

SHARES

(NOTE 1)

SHARES

(NOTE 1)

AptarGroup, Inc.†

1,070

$

41,655

TELECOMMUNICATION SERVICES 0.4%

Cabot Corp.

1,460

40,880

Telephone & Data Systems, Inc.

2,400

$

94,248

Martin Marietta Materials, Inc.†

340

36,098

Total Telecommunication Services

94,248

Scotts Miracle-Gro Co. — Class A†

900

29,178

Total Common Stocks

Temple-Inland, Inc.

1,520

19,334

(Cost $15,562,912)

15,875,836

FMC Corp.

320

17,757

Carpenter Technology Corp.†

310

17,351

FACE

Chemtura Corp.

2,090

15,341

AMOUNT

Commercial Metals Co.

390

11,688

REPURCHASE AGREEMENTS 24.1%

Packaging Corporation of America

190

4,243

Repurchase Agreements (Note 5)

Total Materials

1,174,342

Mizuho Financial Group, Inc.

UTILITIES 5.3%

issued 03/31/08 at 1.30%

Oneok, Inc.

2,650

118,269

due 04/01/08

$3,010,460

3,010,460

Alliant Energy Corp.

3,060

107,131

Lehman Brothers Holdings, Inc.

Puget Energy, Inc.

3,610

93,391

issued 03/31/08 at 1.15%

OGE Energy Corp.†

2,970

92,575

due 04/01/08

1,601,286

1,601,286

Sierra Pacific Resources

6,650

83,989

Morgan Stanley

Great Plains Energy, Inc.

3,220

79,373

issued 03/31/08 at 1.35%

Vectren Corp.

2,700

72,441

due 04/01/08

627,179

627,179

SCANA Corp.

1,870

68,405

Total Repurchase Agreements

Equitable Resources, Inc.†

1,100

64,790

(Cost $5,238,925)

5,238,925

Energy East Corp.

2,510

60,541

SHARES

Northeast Utilities

2,090

51,289

SECURITIES LENDING COLLATERAL 25.0%

AGL Resources, Inc.

1,300

44,616

Mount Vernon Securities

DPL, Inc.†

1,510

38,716

Lending Trust Prime

Energen Corp.†

570

35,511

Portfolio (Note 8)

5,432,081

5,432,081

Westar Energy, Inc.†

1,470

33,472

Wisconsin Energy Corp.

750

32,992

Total Securities Lending Collateral

WGL Holdings, Inc.†

730

23,404

(Cost $5,432,081)

5,432,081

MDU Resources Group, Inc.

940

23,077

National Fuel Gas Co.†

300

14,163

Total Investments 122.2%

Hawaiian Electric Industries, Inc.†

420

10,025

(Cost $26,233,918)

$26,546,842

PNM Resources, Inc.

580

7,233

Liabilities in Excess of

NSTAR

140

4,260

Other Assets – (22.2)%

$ (4,824,926)

Total Utilities

1,159,663

Net Assets – 100.0%

$21,721,916

CONSUMER STAPLES 2.0%

UNREALIZED

BJ’s Wholesale Club, Inc.*†

2,370

84,585

GAIN (LOSS)

Corn Products International, Inc.

2,120

78,737

CONTRACTS

(NOTE 1)

Universal Corp.†

1,140

74,704

PepsiAmericas, Inc.

1,560

39,827

FUTURES CONTRACTS PURCHASED

J.M. Smucker Co.

760

38,463

June 2008 S&P MidCap 400 Index

Energizer Holdings, Inc.*

370

33,478

Mini Futures Contracts

Hansen Natural Corp.*†

830

29,299

(Aggregate Market Value

Church & Dwight Co., Inc.†

440

23,866

of Contracts $14,915,190)

191

$

195,185

Hormel Foods Corp.

400

16,664

UNITS

NBTY, Inc.*†

340

10,183

EQUITY INDEX SWAP AGREEMENT

Smithfield Foods, Inc.*†

80

2,061

May 2008 S&P MidCap 400 Index

Total Consumer Staples

431,867

Swap, Terminating 05/19/08**

(Notional Market Value

$1,828,676)

2,346

$

(19,836)

* Non-Income Producing Security.

** Price Return based on S&P MidCap 400 Index +/- financing at a variable rate.

† All or a portion of this security is on loan at March 31, 2008 — See Note 8.

REIT — Real Estate Investment Trust.

See Notes to Financial Statements.

THE RYDEX SERIES FUNDS ANNUAL REPORT

|

73

SCHEDULE OF INVESTMENTS

March 31, 2008

INVERSE MID-CAP STRATEGY FUND

MARKET

FACE

VALUE

AMOUNT

(NOTE 1)

REPURCHASE AGREEMENTS 94.3%

Repurchase Agreements (Note 5)

Mizuho Financial Group, Inc.

issued 03/31/08 at 1.30%

due 04/01/08

$26,549,996

$26,549,996

Lehman Brothers Holdings, Inc.

issued 03/31/08 at 1.15%

due 04/01/08

14,122,138

14,122,138

Morgan Stanley

issued 03/31/08 at 1.35%

due 04/01/08

5,531,249

5,531,249

Total Repurchase Agreements

(Cost $46,203,383)

46,203,383

Total Investments 94.3%

(Cost $46,203,383)

$46,203,383

Other Assets in Excess

of Liabilities – 5.7%

$

2,810,064

Net Assets – 100.0%

$49,013,447

UNREALIZED

GAIN (LOSS)

CONTRACTS

(NOTE 1)

FUTURES CONTRACTS SOLD SHORT

June 2008 S&P MidCap 400 Index

Mini Futures Contracts

(Aggregate Market Value

of Contracts $1,249,440)

16

$

(7,265)

UNITS

EQUITY INDEX SWAP AGREEMENT

SOLD SHORT

May 2008 S&P MidCap 400 Index

Swap, Terminating 05/19/08*

(Notional Market Value

$47,833,220)

61,363

$

1,158,618

* Price Return based on S&P MidCap 400 Index +/- financing at a variable rate.

74

|

THE RYDEX SERIES FUNDS ANNUAL REPORT

See Notes to Financial Statements.

MARKET	MARKET
SHARES	(NOTE 1)	SHARES	(NOTE 1)
COMMON STOCKS 76.0%
FINANCIALS 15.0%

VALUE	VALUE

RUSSELL 2000® 1.5x STRATEGY FUND

SCHEDULE OF INVESTMENTS

THE RYDEX SERIES FUNDS ANNUAL REPORT

See Notes to Financial Statements.	|	75

March 31, 2008
Citizens Banking Corp.	2,320	$28,838
Safety Insurance Group, Inc.	28,328
Renasant Corp.†	1,240	27,900
Nationwide Health Properties,	Glacier Bancorp, Inc.†	1,450	27,796
Inc.†	2,280	$76,950	First Merchants Corp.	970	27,684
Realty Income Corp.†	2,630	67,381	Tower Group, Inc.†	1,090	27,435
Aspen Insurance Holdings Ltd.†	63,312	IBERIABANK Corp.†	620	27,435
Senior Housing Properties Trust†	61,857	Highwoods Properties, Inc.†	27,342
Waddell & Reed Financial, Inc. —	Ares Capital Corp.	2,160	27,151
Class A	1,610	51,729	Acadia Realty Trust†	1,100	26,565
Platinum Underwriters Holdings	NewAlliance Bancshares, Inc.	26,359
Ltd.†	1,590	51,611	Horace Mann Educators Corp.	26,045
IPC Holdings Ltd.†	1,810	50,680	United America Indemnity Ltd. —
Alexandria Real Estate Equities,	Class A*	1,350	26,001
Inc.†	540	50,069	United Community Banks, Inc.†	25,640
National Retail Properties, Inc.†	47,848	Presidential Life Corp.	1,450	25,288
Max Capital Group Ltd.†	45,832	Omega Financial Corp.†	810	25,272
Knight Capital Group, Inc. —	Prospect Capital Corp.†	25,265
Class A*†	2,820	45,797	First Financial Corp.	820	25,240
SVB Financial Group*†	1,040	45,386	SeaBright Insurance Holdings,
First Industrial Realty Trust, Inc.†	44,482	Inc.*	1,710	25,188
Montpelier Re Holdings Ltd.	43,495	Univest Corp. of Pennsylvania	25,142
Delphi Financial Group, Inc. —	Universal Health Realty Income
Class A	1,480	43,260	Trust	750	24,975
Entertainment Properties Trust†	42,917	First Community Bancshares/VA,
BioMed Realty Trust, Inc.†	42,524	Inc.	670	24,401
Post Properties, Inc.†	1,100	42,482	Dollar Financial Corp.*	1,060	24,380
Greenhill & Co., Inc.†	600	41,736	Harleysville National Corp.	24,226
Mid-America Apartment	First Mercury Financial Corp.*	24,200
Communities, Inc.†	830	41,367	Medical Properties Trust Inc.†	23,546
First Niagara Financial Group,	Navigators Group, Inc.*†	430	23,392
Inc.†	3,040	41,314	Chemical Financial Corp.†	23,363
DiamondRock Hospitality Co.†	39,784	Hercules Technology Growth
Eastgroup Properties, Inc.†	38,097	Capital, Inc.	2,140	23,240
Redwood Trust, Inc.†	1,030	37,440	Sterling Bancshares, Inc.†	22,961
Extra Space Storage, Inc.†	37,075	Old Second Bancorp, Inc.	22,842
Prosperity Bancshares, Inc.†	36,971	Umpqua Holding Corp.†	22,800
Assured Guaranty Ltd.†	1,550	36,797	FBL Financial Group, Inc. —
National Financial Partners Corp.†	35,727	Class A	800	22,792
Sunstone Hotel Investors, Inc.†	35,702	Marathon Acquisition Corp.*†	22,620
GFI Group, Inc.	620	35,526	Sovran Self Storage, Inc.†	22,209
Cathay General Bancorp†	35,448	Getty Realty Corp.	1,390	22,143
Cash America International, Inc.†	34,944	Community Bank System, Inc.†	22,104
Lexington Realty Trust†	2,420	34,872	Provident Financial Services, Inc.	22,058
Park National Corp.	480	34,008	Digital Realty Trust, Inc.†	620	22,010
Strategic Hotels & Resorts, Inc.	34,007	Donegal Group, Inc. — Class A	21,924
Omega Healthcare Investors, Inc.†	33,678	NTR Acquisition Co.*†	2,280	21,820
United Fire & Casualty Co.	32,912	Independent Bank Corp.†	21,694
American Financial Realty Trust†	32,236	Evercore Partners, Inc. — Class A	21,300
South Financial Group, Inc.†	31,652	UCBH Holdings, Inc.†	2,690	20,874
Stifel Financial Corp.*†	700	31,430	Tanger Factory Outlet Centers,
Pacific Capital Bancorp†	1,460	31,390	Inc.†	540	20,774
FelCor Lodging Trust, Inc.†	29,473	Apollo Investment Corp.†	20,737
Odyssey Re Holdings Corp.	29,400	Saul Centers, Inc.	410	20,598

830

2,400

2,610

880

2,150

1,490

1,510

2,170

1,750

1,660

1,440

2,710

960

870

1,780

1,680

1,390

2,080

980

3,140

820

2,310

2,290

860

1,290

1,470

1,590

2,230

2,930

520

1,710

960

900

1,560

2,590

1,260

1,940

880

2,090

4,060

1,200

2,130

2,450

1,310

800

MARKET	MARKET
SHARES	(NOTE 1)	SHARES	(NOTE 1)

VALUE	VALUE

RUSSELL 2000® 1.5x STRATEGY FUND

SCHEDULE OF INVESTMENTS (continued)

THE RYDEX SERIES FUNDS ANNUAL REPORT

76	|	See Notes to Financial Statements.

March 31, 2008
Texas Capital Bancshares, Inc.*†	$20,594	LandAmerica Financial Group, Inc.†	$12,630
Agree Realty Corp.†	750	20,587	First Charter Corp.	470	12,554
Ramco-Gershenson Properties	Healthcare Realty Trust, Inc.†	12,552
Trust	960	20,266	BankAtlantic Bancorp, Inc. —
Sandy Spring Bancorp, Inc.†	20,090	Class A	3,150	12,317
DCT Industrial Trust, Inc.†	20,020	Integra Bank Corp.	760	12,312
Oriental Financial Group	19,907	Midwest Banc Holdings, Inc.†	12,269
optionsXpress Holdings, Inc.†	19,882	Washington Real Estate Investment
FNB Corp.†	1,260	19,669	Trust†	360	12,031
Mission West Properties	2,080	19,656	Royal Bancshares of Pennsylvania,
Banco Latinoamericano de	Inc. — Class A†	820	11,865
Exportaciones SA	1,260	19,404	CompuCredit Corp.*†	1,320	11,708
FirstMerit Corp.†	930	19,214	First State Bancorporation	11,649
GAMCO Investors, Inc. — Class A	19,137	Boston Private Financial Holdings,
World Acceptance Corp.*†	19,110	Inc.†	1,100	11,649
United Bankshares, Inc.†	710	18,921	International Bancshares Corp.	11,516
CNA Surety Corp.*	1,230	18,917	Corporate Office Properties
Ashford Hospitality Trust, Inc.†	18,687	Trust SBI†	340	11,427
First Bancorp	920	18,336	Anthracite Capital, Inc.†	11,352
Federal Agricultural Mortgage	Frontier Financial Corp.†	640	11,315
Corp.	690	18,009	Anworth Mortgage Asset Corp.†	10,973
Phoenix Cos., Inc.	1,450	17,705	TrustCo Bank Corp.†	1,230	10,935
Commerce Group, Inc.	490	17,669	National Penn Bancshares, Inc.†	10,732
Sterling Savings Bank†	1,129	17,624	RAIT Financial Trust†	1,510	10,479
Imperial Capital Bancorp, Inc.	17,512	Hersha Hospitality Trust	1,150	10,385
Berkshire Hills Bancorp, Inc.†	17,381	Advanta Corp.	1,470	10,334
Green Bankshares, Inc.	980	17,336	First Midwest Bancorp, Inc.†	9,997
ProAssurance Corp.*†	320	17,226	Resource Capital Corp.†	9,841
MFA Mortgage Investments, Inc.†	17,136	Hallmark Financial Services, Inc.*	9,709
Susquehanna Bancshares, Inc.†	16,907	PFF Bancorp, Inc.†	1,150	9,568
WesBanco, Inc.	650	16,062	Selective Insurance Group, Inc.	9,552
Cedar Shopping Centers, Inc.†	15,885	Security Bank Corp.†	1,190	9,461
First Bancorp Puerto Rico†	15,850	MarketAxess Holdings, Inc.*†	9,244
West Coast Bancorp	1,070	15,611	Hanmi Financial Corp.	1,240	9,164
NorthStar Realty Finance Corp.†	15,605	Glimcher Realty Trust	730	8,731
Parkway Properties, Inc.†	420	15,523	Zenith National Insurance Corp.	8,606
LaSalle Hotel Properties†	540	15,514	Amerisafe, Inc.*	650	8,216
Central Pacific Financial Corp.†	15,457	UMB Financial Corp.†	190	7,828
Home Properties, Inc.†	320	15,357	Advance America Cash Advance
Potlatch Corp.†	360	14,857	Centers, Inc.†	1,030	7,777
Castlepoint Holdings Ltd.	14,595	City Bank	340	7,572
National Health Investors, Inc.	14,375	eHealth, Inc.*	340	7,504
Gramercy Capital Corp./New York†	14,023	Irwin Financial Corp.†	1,380	7,328
Winthrop Realty Trust†	3,380	13,926	First Community Bancorp	270	7,250
Ezcorp, Inc. — Class A*†	13,910	FCStone Group, Inc.*†	260	7,202
Kohlberg Capital Corp.	1,330	13,805	Columbia Banking Systems, Inc.	7,162
Westamerica Bancorporation†	13,623	Triad Guaranty, Inc.*†	1,360	6,800
Sierra Bancorp†	630	13,614	Newcastle Investment Corp.†	6,773
1st Source Corp.	640	13,472	SWS Group, Inc.†	550	6,727
AmericanWest Bancorp†	13,429	Arbor Realty Trust, Inc.†	430	6,484
JER Investors Trust, Inc.†	13,398	Old National Bancorp†	360	6,480
GMH Communities Trust	13,367	Bancfirst Corp.	140	6,409
Associated Estates Realty Corp.	13,042	Cohen & Steers, Inc.†	240	6,358
Bank Mutual Corp.†	1,210	12,995	Sterling Financial Corp.*	350	6,108

1,220

320

480

730

2,010

1,010

960

960

870

380

600

510

3,290

1,720

1,790

590

810

690

360

1,300

2,720

870

830

400

1,360

1,560

930

1,910

240

820

1,500

460

670

1,130

320

259

820

1,540

1,580

1,540

1,140

MARKET	MARKET
SHARES	(NOTE 1)	SHARES	(NOTE 1)
Total Financials
INFORMATION TECHNOLOGY 13.7%

VALUE	VALUE

RUSSELL 2000® 1.5x STRATEGY FUND

SCHEDULE OF INVESTMENTS (continued)

THE RYDEX SERIES FUNDS ANNUAL REPORT

See Notes to Financial Statements.	|	77

March 31, 2008
Pennsylvania Real Estate	Parametric Technology Corp.*†	$48,419
Investment Trust†	250	$6,098	ON Semiconductor Corp.*†	48,274
Hilb Rogal & Hobbs Co.	180	5,665	VistaPrint Ltd.*†	1,350	47,182
Portfolio Recovery Associates, Inc.	5,576	Emulex Corp.*†	2,750	44,660
Franklin Bank Corp.*†	1,740	5,272	SAIC, Inc.*†	2,389	44,412
Franklin Street Properties Corp.,	Benchmark Electronics, Inc.*†	42,721
Inc.	360	5,155	MPS Group, Inc.*†	3,530	41,725
MB Financial Corp.†	160	4,925	Informatica Corp.*†	2,420	41,285
Harleysville Group, Inc.	130	4,692	Foundry Networks, Inc.*†	40,877
Meadowbrook Insurance Group,	Progress Software Corp.*†	40,392
Inc.	600	4,686	CACI International, Inc. —
U-Store-It Trust†	410	4,645	Class A*†	880	40,084
Ocwen Financial Corp.*	1,000	4,440	Atheros Communications, Inc.*†	40,013
Inland Real Estate Corp.†	280	4,259	Perot Systems Corp. — Class A*†	39,555
Hancock Holding Co.†	100	4,202	j2 Global Communications, Inc.*†	39,283
United Security Bancshares/Fresno	TIBCO Software, Inc.*†	5,390	38,485
CA	250	4,200	Amkor Technology, Inc.*†	38,306
Community Bancorp*†	300	4,068	SRA International, Inc. — Class A*	37,437
Interactive Brokers Group, Inc. —	Scansource, Inc.*†	1,010	36,552
Class A*	150	3,851	ValueClick, Inc.*†	2,100	36,225
Cousins Properties, Inc.†	140	3,459	Checkpoint Systems, Inc.*	35,710
Grubb & Ellis Co.	490	3,366	Mantech International Corp. —
Trustmark Corp.†	150	3,342	Class A*†	780	35,381
Argo Group International Holdings	Plantronics, Inc.	1,830	35,337
Ltd.*	80	2,842	OmniVision Technologies, Inc.*†	34,649
Equity Lifestyle Properties, Inc.	2,469	Nuance Communications, Inc.*†	34,298
LTC Properties, Inc.	90	2,314	Plexus Corp.*†	1,210	33,941
RLI Corp.	30	1,487	Euronet Worldwide, Inc.*†	33,512
Crystal River Capital, Inc.†	1,429	PMC - Sierra, Inc.*†	5,820	33,174
Urstadt Biddle Properties, Inc.	1,416	Skyworks Solutions, Inc.*	32,833
Great Southern Bancorp, Inc.	1,405	Cabot Microelectronics Corp.*†	32,472
Santander BanCorp	130	1,314	Sigma Designs, Inc.*†	1,420	32,191
Bankunited Financial Corp. —	SPSS, Inc.*	830	32,187
Class A†	260	1,303	Sohu.com, Inc.*	690	31,140
Simmons First National Corp.	1,189	United Online, Inc.†	2,840	29,990
Provident Bankshares Corp.	1,181	Blue Coat Systems, Inc.*†	29,313
Centerline Holding Co.†	280	1,137	ATMI, Inc.*†	1,030	28,665
Flagstone Reinsurance Holdings	968	Methode Electronics, Inc. —
FX Real Estate and Entertainment,	Class A	2,447	28,605
Inc.*	148	870	Semtech Corp.*†	1,970	28,230
Stewart Information Services Corp.	840	Electronics for Imaging, Inc.*†	28,050
Deerfield Capital Corp.	141	199	Standard Microsystems Corp.*	28,013
Employers Holdings, Inc.	10	185	Lawson Software, Inc.*†	3,670	27,635
Zoran Corp.*†	2,000	27,320
TTM Technologies, Inc.*	26,715
Heartland Payment Systems, Inc.†	26,692
EMS Technologies, Inc.*	970	26,326
Quality Systems, Inc.†	880	26,286
Brightpoint, Inc.*	3,130	26,167
JDA Software Group, Inc.*	26,098
Entegris, Inc.*	3,590	25,812
Concur Technologies, Inc.*†	25,461
Technitrol, Inc.	1,100	25,443
Arris Group, Inc.*†	4,370	25,433

4,357,976
Itron, Inc.*	780	70,379
Micros Systems, Inc.*†	2,090	70,349
Sybase, Inc.*	2,430	63,909
Flir Systems, Inc.*†	2,060	61,985
Ansys, Inc.*†	1,750	60,410
Polycom, Inc.*†	2,620	59,055
Equinix, Inc.*†	880	58,511
Anixter International, Inc.*†	56,996
Jack Henry & Associates, Inc.†	55,261

3,030

8,499

130

2,380

3,530

1,350

1,920

2,630

1,760

3,580

1,540

1,330

2,060

50

1,970

1,740

160

90

4,510

90

1,010

40

110

1,330

80

30

1,880

960

2,360

1,160

1,430

820

890

2,240

MARKET	MARKET
SHARES	(NOTE 1)	SHARES	(NOTE 1)

VALUE	VALUE

RUSSELL 2000® 1.5x STRATEGY FUND

SCHEDULE OF INVESTMENTS (continued)

THE RYDEX SERIES FUNDS ANNUAL REPORT

78	|	See Notes to Financial Statements.

March 31, 2008
InfoSpace, Inc.	2,190	$25,338	Photronics, Inc.*†	1,300	$12,415
Vignette Corp.*†	1,910	25,231	infoUSA, Inc. — Class B	2,020	12,342
OSI SYSTEMS INC*	1,080	24,862	Cogent, Inc.*	1,300	12,259
Interwoven, Inc.*	2,320	24,778	Hutchinson Technology, Inc.*	12,251
Netlogic Microsystems, Inc.*	24,623	S1 Corp.*†	1,720	12,229
Epicor Software Corp.*†	2,190	24,528	Ness Technologies, Inc.*	12,052
Tyler Technologies, Inc.*†	24,325	MAXIMUS, Inc.	320	11,747
SYNTEL INC†	900	23,985	Newport Corp.*	1,030	11,505
Integral Systems, Inc.	820	23,969	Sonus Networks, Inc.*†	3,340	11,490
3Com Corp.*†	10,300	23,587	Extreme Networks, Inc.*	11,424
Ariba, Inc.*	2,440	23,570	Brooks Automation, Inc.*	11,081
Macrovision Corp.*†	1,700	22,950	Radiant Systems, Inc.*†	790	11,036
Faro Technologies, Inc.*	729	22,730	Triquint Semiconductor, Inc.*†	10,980
Avocent Corp.*†	1,300	21,970	DSP Group, Inc.*†	860	10,956
Cass Information Systems, Inc.†	21,461	Adaptec, Inc.*	3,710	10,907
Sycamore Networks, Inc.*	21,008	AsiaInfo Holdings, Inc.*	990	10,751
CMGI, Inc.*	1,580	20,951	TheStreet.com, Inc.	1,330	10,746
Digi International, Inc.*	1,780	20,541	ADTRAN, Inc.†	580	10,730
SonicWALL, Inc.*	2,510	20,507	Exar Corp.*	1,300	10,699
CTS Corp.	1,900	20,330	Immersion Corp.*	1,500	10,665
Imergent, Inc.†	1,740	19,819	KEMET Corp.*	2,620	10,585
Electro Scientific Industries, Inc.*	19,611	Manhattan Associates, Inc.*	10,548
RF Micro Devices, Inc.*†	7,260	19,312	LoopNet, Inc.*†	830	10,541
Take-Two Interactive Software, Inc.*	19,140	Tessera Technologies, Inc.*†	10,400
Rimage Corp.*	870	19,053	Marchex, Inc.	1,040	10,379
Multi-Fineline Electronix, Inc.*†	18,958	Rofin-Sinar Technologies, Inc.*	10,327
Monolithic Power Systems, Inc.*	18,864	DealerTrack Holdings, Inc.*†	10,312
FEI Co.*	860	18,774	Hittite Microwave Corp.*†	10,103
Cirrus Logic, Inc.*	2,750	18,480	Trident Microsystems, Inc.*†	9,940
Blackbaud, Inc.	750	18,210	THQ, Inc.*†	450	9,810
RealNetworks, Inc.*	3,160	18,107	LoJack Corp.*	770	9,733
SYKES Enterprises, Inc.*	1,020	17,942	Smart Modular Technologies
Pericom Semiconductor Corp.*	17,910	WWH, Inc.*	1,560	9,688
Omniture, Inc.*	760	17,640	Rudolph Technologies, Inc.*†	9,379
Synaptics, Inc.*†	720	17,194	Greenfield Online, Inc.*†	790	9,369
Netgear, Inc.*	860	17,157	Gartner, Inc. — Class A*†	480	9,283
Imation Corp.†	740	16,828	Harmonic, Inc.*†	1,220	9,272
Insight Enterprises, Inc.*†	950	16,625	Mentor Graphics Corp.*	9,272
Oplink Communications, Inc.*	16,498	The Knot, Inc.*†	760	8,930
Micrel, Inc.	1,720	15,944	Cybersource Corp.*	610	8,912
Art Technology Group, Inc.*	15,539	Wind River Systems, Inc.*†	8,901
Microsemi Corp.*†	680	15,504	SI International, Inc.*	460	8,827
ViaSat, Inc.*	710	15,421	Ciber, Inc.*	1,790	8,771
Mattson Technology, Inc.*	15,347	L-1 Identity Solutions, Inc.*†	8,645
Dycom Industries, Inc.*†	1,240	14,892	CPI International, Inc.*	870	8,630
CSG Systems International, Inc.*	14,326	Kulicke & Soffa Industries, Inc.*	8,604
Mastec, Inc.*	1,710	14,039	Vasco Data Security International*†	8,208
Super Micro Computer, Inc.*	13,861	Cognex Corp.	370	8,077
Intermec, Inc.*†	610	13,536	Digital River, Inc.*	260	8,052
iGate Corp.*	1,900	13,528	Comtech Telecommunications
Loral Space & Communications,	Corp.*†	190	7,410
Inc.*	560	13,350	Black Box Corp.	240	7,404
Novatel Wireless, Inc.*	1,370	13,262	SiRF Technology Holdings, Inc.*†	7,126
Palm, Inc.†	2,610	13,050	Wright Express Corp.*†	229	7,037
Ultra Clean Holdings*†	1,290	12,642	Synchronoss Technologies, Inc.*	7,011

770

1,020

1,270

1,740

3,685

1,140

2,170

680

5,740

1,190

460

750

500

1,010

230

1,070

510

270

1,930

1,220

960

1,050

1,860

4,005

1,150

2,520

650

1,260

1,800

600

1,660

1,400

350

MARKET	MARKET
SHARES	(NOTE 1)	SHARES	(NOTE 1)
Total Information Technology
INDUSTRIALS 10.8%

VALUE	VALUE

RUSSELL 2000® 1.5x STRATEGY FUND

SCHEDULE OF INVESTMENTS (continued)

THE RYDEX SERIES FUNDS ANNUAL REPORT

See Notes to Financial Statements.	|	79

March 31, 2008
LivePerson, Inc.*	2,220	$6,882	Regal-Beloit Corp.†	1,110	$40,659
CNET Networks, Inc.*	960	6,816	United Stationers, Inc.*†	850	40,545
MercadoLibre, Inc.*†	170	6,759	Mueller Industries, Inc.	1,350	38,947
Chordiant Software, Inc.*	6,633	Watsco, Inc.†	890	36,864
Anadigics, Inc.*†	980	6,429	GrafTech International Ltd.*†	35,662
Formfactor, Inc.*†	330	6,303	Forward Air Corp.†	990	35,086
Network Equipment Technologies,	Middleby Corp.*†	550	34,314
Inc.*	820	5,387	Triumph Group, Inc.†	600	34,158
Echelon Corp.*†	390	5,265	Astec Industries, Inc.*†	870	33,721
MicroStrategy, Inc. — Class A*	5,179	Interface, Inc. — Class A†	31,753
Daktronics, Inc.†	270	4,836	G & K Services, Inc. — Class A	30,981
Agilysys, Inc.	410	4,756	Columbus McKinnon Corp. —
Perficient, Inc.*	580	4,605	Class A*†	980	30,360
SAVVIS, Inc.*	260	4,230	School Specialty, Inc.*	960	30,278
Internap Network Services Corp.*	4,216	HUB Group, Inc. — Class A*†	29,930
Taleo Corp.*†	200	3,880	Watson Wyatt & Co. Holdings†	29,510
Littelfuse, Inc.*	110	3,847	Republic Airways Holdings, Inc.*	28,808
Comtech Group, Inc.*	330	3,561	Horizon Lines, Inc. — Class A†	28,659
TiVo, Inc.*	400	3,504	Perini Corp.*†	770	27,897
Global Cash Access Holdings, Inc.*	3,457	Viad Corp.†	770	27,728
MKS Instruments, Inc.*†	150	3,210	Tecumseh Products Co. — Class A*	27,612
Avid Technology, Inc.*	130	3,164	Rush Enterprises, Inc. — Class A*†	26,928
Interactive Intelligence, Inc.*	2,943	Robbins & Myers, Inc.	790	25,793
Net 1 UEPS Technologies, Inc.*	2,932	Cenveo, Inc.*†	2,420	25,313
Cavium Networks, Inc.*	170	2,788	Ameron International Corp.	25,253
ExlService Holdings, Inc.*	120	2,755	Huron Consulting Group, Inc.*	24,930
Measurement Specialties, Inc.*	2,621	Comfort Systerms USA, Inc.†	24,459
Tekelec*	210	2,615	Waste Connections, Inc.*†	24,285
Bankrate, Inc.*	50	2,495	Teletech Holdings, Inc.*	1,070	24,032
Sapient Corp.*	300	2,088	CDI Corp.†	940	23,547
PC Connection, Inc.*	190	1,505	Hexcel Corp.*	1,220	23,314
Ultimate Software Group, Inc.*	601	Standex International Corp.	23,234
Universal Forest Products, Inc.†	23,184
CoStar Group, Inc.*†	530	22,790
Encore Wire Corp.†	1,230	22,398
Deluxe Corp.†	1,160	22,284
Superior Essex, Inc.*	780	21,934
EnPro Industries, Inc.*†	700	21,833
American Commercial Lines, Inc.*	21,804
TBS International Ltd. — Class A*	21,744
UAP Holding Corp.	560	21,470
Woodward Governor Co.	800	21,376
Orbital Sciences Corp.*†	880	21,208
Federal Signal Corp.†	1,490	20,800
Michael Baker Corp.*	920	20,663
Heidrick & Struggles International,
Inc.	630	20,494
Simpson Manufacturing Co., Inc.†	20,385
PHH Corp.*†	1,160	20,219
Mueller Water Products, Inc. —
Class A†	2,430	19,877
Clarcor, Inc.†	550	19,552
PeopleSupport, Inc.*	2,130	19,426
Kaman Corp. — Class A	670	18,954
AirTran Holdings, Inc.*†	2,840	18,744

3,971,441
Bucyrus International, Inc. —
Class A†	900	91,485
FTI Consulting, Inc.*†	990	70,330
Curtiss-Wright Corp.†	1,300	53,924
Acuity Brands, Inc.†	1,240	53,258
Valmont Industries, Inc.†	580	50,976
Actuant Corp. — Class A†	49,846
Belden, Inc.†	1,390	49,095
Teledyne Technologies, Inc.*†	47,000
Esterline Technologies Corp.*†	45,837
Walter Industries, Inc.†	720	45,094
EMCOR Group, Inc.*	2,010	44,642
IHS, Inc.*	670	43,088
Applied Industrial Technologies,
Inc.†	1,440	43,042
Eagle Bulk Shipping, Inc.†	43,019
Baldor Electric Co.	1,510	42,280
Wabtec Corp.†	1,120	42,179
Herman Miller, Inc.†	1,700	41,769
Genco Shipping & Trading Ltd.†	41,758

1,100

2,200

70

2,260

870

850

910

520

1,330

1,540

590

900

1,700

250

130

270

600

150

1,880

790

20

1,040

720

1,380

720

750

1,650

1,000

910

1,670

740

MARKET	MARKET
SHARES	(NOTE 1)	SHARES	(NOTE 1)
Total Industrials

VALUE	VALUE

RUSSELL 2000® 1.5x STRATEGY FUND

SCHEDULE OF INVESTMENTS (continued)

THE RYDEX SERIES FUNDS ANNUAL REPORT

80	|	See Notes to Financial Statements.

March 31, 2008
American Railcar Industries, Inc.†	$18,500	Griffon Corp.*	900	$7,740
Pacer International, Inc.	1,100	18,073	Greenbrier Cos., Inc.†	290	7,691
Schawk, Inc.	1,130	18,069	Standard Register Co.	980	7,634
Apogee Enterprises, Inc.†	18,018	Sun Hydraulics Corp.	260	7,610
Nordson Corp.	330	17,770	Pinnacle Airlines Corp.*	870	7,595
Tredegar Corp.	970	17,664	COMSYS IT Partners, Inc.*	7,529
Gibraltar Industries, Inc.	1,490	17,478	Evergreen Solar, Inc.*†	790	7,323
Lindsay Manufacturing Co.	17,420	Ceradyne, Inc.*†	220	7,031
Chart Industries, Inc.*	510	17,258	Kaydon Corp.†	160	7,026
Administaff, Inc.	730	17,235	Mine Safety Appliances Co.	6,179
Kenexa Corp. — Class A*†	17,002	Raven Industries, Inc.†	200	6,060
Spherion Corp.*	2,760	16,891	American Science & Engineering,
Arkansas Best Corp.†	520	16,567	Inc.†	110	6,003
Kforce, Inc.*	1,820	16,089	Twin Disc, Inc.	370	5,853
Celadon Group, Inc.*†	1,660	16,069	Resources Connection, Inc.†	5,182
Volt Information Sciences, Inc.*†	15,942	American Ecology Corp.	200	5,066
DynCorp International, Inc. —	Clean Harbors, Inc.*	70	4,550
Class A*†	950	15,846	Team, Inc.*	160	4,368
JetBlue Airways Corp.*†	2,710	15,718	AAR Corp.*†	160	4,363
TrueBlue, Inc.*	1,150	15,456	Beacon Roofing Supply, Inc.*†	4,300
Brady Corp. — Class A	460	15,378	Barnes Group, Inc.	160	3,672
Moog, Inc. — Class A*†	360	15,196	Granite Construction, Inc.	3,598
Tennant Co.†	380	15,128	On Assignment, Inc.*	560	3,556
Cubic Corp.	520	14,784	Genesee & Wyoming, Inc. —
ESCO Technologies, Inc.*†	14,696	Class A*†	100	3,440
Wabash National Corp.	1,610	14,474	Rollins, Inc.	190	3,361
TransDigm Group, Inc.*	390	14,449	Albany International Corp. —
Navigant Consulting, Inc.*†	13,855	Class A†	90	3,253
NCI Building Systems, Inc.*	13,794	Stanley, Inc.*	110	3,241
Barrett Business Services, Inc.	13,533	Badger Meter, Inc.	70	3,024
LSI Industries, Inc.	1,010	13,342	Flow International Corp.*	310	2,880
American Reprographics Co.*	13,059	ICT Group, Inc.*	280	2,825
American Superconductor Corp.*†	12,291	Insituform Technologies, Inc. —
Ampco-Pittsburgh Corp.	280	12,037	Class A*	200	2,766
Pike Electric Corp.*	820	11,423	Mobile Mini, Inc.*	130	2,470
Briggs & Stratton Corp.†	630	11,277	Advisory Board Co.*†	40	2,198
Tetra Tech, Inc.*†	560	10,926	Gencorp, Inc.*†	210	2,161
Alaska Air Group, Inc.*†	540	10,595	Healthcare Services Group†	2,064
Heico Corp.†	210	10,237	Cascade Corp.†	40	1,972
Aecom Technology Corp.*†	10,144	Force Protection, Inc.*	830	1,668
Dollar Thrifty Automotive Group,	II-VI, Inc.*	40	1,519
Inc.*†	730	9,957	FuelCell Energy, Inc.*†	210	1,397
IKON Office Solutions, Inc.	9,576	Integrated Electrical Services, Inc.*	1,100
First Advantage Corp. — Class A*	9,536	Knight Transportation, Inc.†	642
Knoll, Inc.†	820	9,463	Watts Industries, Inc. — Class A†	561
Geo Group, Inc.*†	320	9,101	ABM Industries, Inc.	20	449
LB Foster Co. — Class A*	210	9,043	Powell Industries, Inc.*	10	394
Consolidated Graphics, Inc.*†	8,968	Coleman Cable, Inc.*	30	330
Nuco2, Inc.*	310	8,609
Taser International, Inc.*†	910	8,554
Energy Conversion Devices, Inc.*†	8,372
Dynamic Materials Corp.†	190	8,208
SkyWest, Inc.	370	7,814
Preformed Line Products Co.	7,789

3,136,638

910

1,170

890

170

150

920

290

940

430

110

370

730

570

790

880

530

100

390

1,260

70

450

39

20

160

280

160

MARKET	MARKET
SHARES	(NOTE 1)	SHARES	(NOTE 1)
HEALTH CARE 10.6%

VALUE	VALUE

RUSSELL 2000® 1.5x STRATEGY FUND

SCHEDULE OF INVESTMENTS (continued)

THE RYDEX SERIES FUNDS ANNUAL REPORT

See Notes to Financial Statements.	|	81

March 31, 2008
AmSurg Corp.*	1,090	$25,811
Hologic, Inc.*	2,710	$150,676	PharmaNet Development Group,
Perrigo Co.†	1,970	74,328	Inc.*†	1,020	25,735
BioMarin Pharmaceuticals, Inc.*†	71,447	Providence Service Corp.*	25,200
Illumina, Inc.*†	810	61,479	Merit Medical Systems, Inc.*†	24,695
OSI Pharmaceuticals, Inc.*†	59,076	Natus Medical, Inc.*†	1,330	24,139
Inverness Medical Innovations,	Sirona Dental Systems, Inc.*†	23,734
Inc.*†	1,910	57,491	National Healthcare Corp.	23,376
Psychiatric Solutions, Inc.*†	53,933	eResearch Technology, Inc.*	22,729
Myriad Genetics, Inc.*†	1,330	53,586	Omnicell, Inc.*	1,120	22,512
United Therapeutics Corp.*†	50,286	AMN Healthcare Services, Inc.*	22,051
Steris Corp.†	1,840	49,367	Angiodynamics, Inc.*	1,900	21,964
Varian Inc.*	850	49,232	Par Pharmaceutical Cos., Inc.*	21,911
Bio-Rad Laboratories, Inc. —	SonoSite, Inc.*†	770	21,891
Class A*	540	48,033	Onyx Pharmaceuticals, Inc.*†	21,192
Owens & Minor, Inc.†	1,190	46,815	Bentley Pharmaceuticals, Inc.*†	20,962
AMERIGROUP Corp.*	1,680	45,914	Align Technology, Inc.*	1,880	20,887
Meridian Bioscience, Inc.†	44,796	Albany Molecular Research, Inc.*	20,759
Magellan Health Services, Inc.*†	44,453	Cynosure, Inc.*†	970	20,661
Applera Corp. - Celera Group*†	40,131	Res-Care, Inc.*	1,200	20,580
Parexel International Corp.*	39,933	Medical Action Industries, Inc.*	20,373
Medicis Pharmaceutical Corp. —	Nektar Therapeutics*	2,840	19,710
Class A†	1,990	39,183	Viropharma, Inc.*	2,160	19,310
LifeCell Corp.*†	920	38,668	Symmetry Medical, Inc.*†	19,256
Sunrise Senior Living, Inc.*	38,544	Centene Corp.*†	1,350	18,819
Amedisys, Inc.*	970	38,160	Molina Healthcare, Inc.*†	750	18,315
Cubist Pharmaceuticals, Inc.*†	37,743	SurModics, Inc.*†	420	17,590
Valeant Pharmaceuticals	Air Methods Corp.*	350	16,929
International*†	2,900	37,207	inVentiv Health, Inc.*†	570	16,422
Martek Biosciences Corp.*†	36,684	Cantel Medical Corp.*	1,490	15,824
Analogic Corp.	520	34,601	Universal American Financial
Alexion Pharmaceuticals, Inc.*†	33,801	Corp.*	1,480	15,688
Eclipsys Corp.*†	1,720	33,729	American Medical Systems
NuVasive, Inc.*†	970	33,475	Holdings, Inc.*	1,050	14,899
KV Pharmaceutical Co.*†	33,446	Quidel Corp.*	890	14,293
Alkermes, Inc.*	2,790	33,145	Isis Pharmaceuticals, Inc.*†	14,110
Affymetrix, Inc.*†	1,900	33,079	Auxilium Pharmaceuticals, Inc.*†	13,905
Sciele Pharma, Inc.*	1,590	31,005	Haemonetics Corp.*†	230	13,703
Bruker BioSciences Corp.*†	30,780	Nabi Biopharmaceuticals*†	13,668
Medarex, Inc.*†	3,460	30,621	West Pharmaceutical Services,
Healthways, Inc.*	860	30,392	Inc.†	300	13,269
ArthroCare Corp.*†	910	30,348	HMS Holdings Corp.*	460	13,133
The Trizetto Group, Inc.*†	30,209	Medcath Corp.*	720	13,104
Conmed Corp.*†	1,170	29,999	Healthspring, Inc.*	900	12,672
Cepheid, Inc.*†	1,220	29,756	Dendreon Corp.*†	2,580	12,436
Chemed Corp.†	690	29,118	Salix Pharmaceuticals Ltd.*†	12,372
Phase Forward, Inc.*†	1,690	28,865	Dionex Corp.*	160	12,318
Sun Healthcare Group, Inc.*†	28,777	Cypress Bioscience, Inc.*†	12,315
Vital Signs, Inc.	560	28,364	Immucor, Inc.*†	570	12,164
Invacare Corp.	1,260	28,073	Cross Country Healthcare, Inc.*	11,999
Zoll Medical Corp.*	1,030	27,388	Seattle Genetics, Inc.*†	1,290	11,739
Apria Healthcare Group, Inc.*†	26,860	Datascope Corp.	280	11,600
Medicines Co.*†	1,310	26,462	Geron Corp.*†	2,260	11,029
Kendle International, Inc.*†	26,054	OraSure Technologies, Inc.*†	10,453

2,020

840

1,560

1,580

880

480

1,590

1,830

580

1,430

1,260

730

1,290

1,340

1,710

1,120

2,730

1,530

1,240

1,160

1,730

2,049

1,200

570

1,340

1,000

520

2,000

3,400

1,810

1,970

2,190

1,720

970

1,360

580

1,430

MARKET	MARKET
SHARES	(NOTE 1)	SHARES	(NOTE 1)
Total Health Care
CONSUMER DISCRETIONARY 10.1%

VALUE	VALUE

RUSSELL 2000® 1.5x STRATEGY FUND

SCHEDULE OF INVESTMENTS (continued)

THE RYDEX SERIES FUNDS ANNUAL REPORT

82	|	See Notes to Financial Statements.

March 31, 2008
Regeneron Pharmaceuticals, Inc.*†	$10,363	Fossil, Inc.*†	1,210	$36,953
RehabCare Group, Inc.*	680	10,200	Bright Horizons Family Solutions,
Healthsouth Corp.*†	560	9,962	Inc.*†	850	36,584
Ariad Pharmaceuticals, Inc.*	9,032	Iconix Brand Group, Inc.*†	35,220
Human Genome Sciences, Inc.*†	8,364	Callaway Golf Co.†	2,380	34,938
Volcano Corp.*	650	8,125	Zale Corp.*†	1,740	34,382
Nighthawk Radiology Holdings,	American Axle & Manufacturing
Inc.*	820	7,675	Holdings, Inc.	1,670	34,235
Neurocrine Biosciences, Inc.*	6,966	American Greetings Corp. —
Conceptus, Inc.*	350	6,496	Class A	1,840	34,132
Noven Pharmaceuticals, Inc.*	6,376	Bob Evans Farms, Inc.†	1,230	33,936
Alpharma, Inc. — Class A*†	6,290	Cooper Tire & Rubber Co.	33,682
Enzon Pharmaceuticals, Inc.*†	5,894	Scholastic Corp.*†	1,110	33,600
Abaxis, Inc.*†	250	5,793	Gemstar-TV Guide International,
Halozyme Therapeutics, Inc.*	5,533	Inc.*†	7,140	33,558
Obagi Medical Products, Inc.*†	5,295	Exide Technologies*†	2,490	32,619
Emergency Medical Services	P.F. Chang’s China Bistro, Inc.*†	31,568
Corp. — Class A*	200	4,938	Red Robin Gourmet Burgers, Inc.*†	30,807
Thoratec Corp.*	340	4,859	Life Time Fitness, Inc.*†	970	30,274
RTI Biologics, Inc.*†	510	4,820	Buckle, Inc.†	650	29,074
Alnylam Pharmaceuticals, Inc.*	4,636	Tupperware Brands Corp.†	28,623
Mentor Corp.†	170	4,372	Valassis Communications, Inc.*†	28,210
Allscripts Healthcare Solutions,	Interactive Data Corp.†	990	28,185
Inc.*†	410	4,231	Netflix, Inc.*†	810	28,066
Cutera, Inc.*	280	3,772	Strayer Education, Inc.	180	27,450
Corvel Corp.*	120	3,671	Unifirst Corp.†	730	27,076
PSS World Medical, Inc.*†	3,499	Superior Industries International,
Emergent Biosolutions, Inc.*	3,300	Inc.†	1,290	26,767
LCA-Vision, Inc.†	220	2,750	Blyth, Inc.	1,290	25,439
Wright Medical Group, Inc.*	2,655	World Wrestling Entertainment,
Orthofix International NV*†	2,386	Inc.	1,350	25,123
Matria Healthcare, Inc.*†	90	2,007	La-Z-Boy, Inc.†	3,010	25,103
American Dental Partners, Inc.*†	1,644	Champion Enterprises, Inc.*†	24,874
HealthExtras, Inc.*	60	1,490	Cox Radio Inc. — Class A*	24,829
Savient Pharmaceuticals, Inc.*	1,200	Tempur-Pedic International, Inc.†	24,530
Vital Images, Inc.*	10	148	Winnebago Industries, Inc.†	24,336
Ethan Allen Interiors, Inc.†	24,165
Collective Brands, Inc.*†	23,755
Dress Barn, Inc.*	1,820	23,551
Russ Berrie & Co., Inc.*†	22,496
Men’s Wearhouse, Inc.†	950	22,106
Monaco Coach Corp.	2,290	21,709
Hooker Furniture Corp.	970	21,670
Perry Ellis International, Inc.*†	21,612
Christopher & Banks Corp.†	20,380
Stewart Enterprises, Inc. —
Class A	3,170	20,351
Skechers U.S.A., Inc. — Class A*	20,008
Matthews International Corp. —
Class A†	400	19,300
Monro Muffler Brake, Inc.	19,266
Cherokee, Inc.	570	19,192
Gymboree Corp.*	470	18,744
Marvel Entertainment, Inc.*†	18,458
Drew Industries, Inc.*	750	18,345

3,088,460
Priceline.com, Inc.*†	760	91,854
Chipotle Mexican Grill, Inc.*	66,992
DeVry, Inc.†	1,430	59,831
Sotheby’s†	1,940	56,085
Aeropostale, Inc.*†	1,850	50,153
Lear Corp.*	1,930	50,006
Bally Technologies, Inc.*†	47,733
Polaris Industries, Inc.†	1,120	45,931
Deckers Outdoor Corp.*†	420	45,284
J. Crew Group, Inc.*†	1,020	45,053
LKQ Corp.*†	2,000	44,940
Jack in the Box, Inc.*†	1,670	44,873
Wolverine World Wide, Inc.†	44,675
Rent-A-Center, Inc.*	2,390	43,856
Tenneco, Inc.*†	1,540	43,028
WMS Industries, Inc.*†	1,160	41,725

540

2,680

2,030

1,420

1,290

710

240

2,250

640

870

610

1,110

820

190

740

2,600

210

370

110

60

170

2,480

2,090

60

2,230

1,440

850

1,960

1,600

990

2,040

990

1,140

689

690

1,390

1,540

MARKET	MARKET
SHARES	(NOTE 1)	SHARES	(NOTE 1)

VALUE	VALUE

RUSSELL 2000® 1.5x STRATEGY FUND

SCHEDULE OF INVESTMENTS (continued)

THE RYDEX SERIES FUNDS ANNUAL REPORT

See Notes to Financial Statements.	|	83

March 31, 2008
DSW, Inc.*	1,380	$17,871	Sonic Corp.*†	380	$8,375
Furniture Brands International, Inc.	17,433	Build-A-Bear Workshop, Inc.*	8,090
The Warnaco Group, Inc.*†	16,959	Lee Enterprises, Inc.†	800	8,008
FTD Group, Inc.	1,260	16,909	Helen of Troy Ltd.*†	460	7,714
Charming Shoppes, Inc.*†	16,277	Sonic Automotive, Inc.	370	7,604
ArvinMeritor, Inc.†	1,300	16,263	Premier Exhibitions, Inc.*	7,369
Under Armour, Inc.*†	420	15,372	Children’s Place Retail Stores, Inc.*	7,122
Capella Education Co.*†	280	15,288	Sauer, Inc.†	320	7,085
G-III Apparel Group Ltd.*	14,762	CKX, Inc.*	730	6,950
Pacific Sunwear of California, Inc.*†	14,754	Pre-Paid Legal Services, Inc.*	6,786
INVESTools, Inc.*†	1,310	14,397	Arbitron, Inc.†	150	6,474
Entravision Communications	Global Sources Ltd.*†	430	6,386
Corp. — Class A*	2,110	14,053	Carter’s, Inc.*	380	6,137
CSK Auto Corp.*†	1,450	13,499	Regis Corp.	220	6,048
Stage Stores, Inc.	830	13,446	Blue Nile, Inc.*†	110	5,957
Quiksilver, Inc.*†	1,360	13,342	Big 5 Sporting Goods Corp.	5,955
Ambassadors Group, Inc.	680	12,845	Gaylord Entertainment Co.*	5,452
Fred’s, Inc.	1,240	12,710	California Pizza Kitchen, Inc.*†	5,113
Marcus Corp.†	660	12,672	Tween Brands, Inc.*	180	4,453
Brown Shoe Co., Inc.†	840	12,659	A.C. Moore Arts & Crafts, Inc.*†	4,365
Live Nation, Inc.*†	1,040	12,615	Sally Beauty Holdings, Inc.*	4,278
Lululemon Athletica, Inc.*†	12,225	Entercom Communications Corp.†	4,171
Beazer Homes USA, Inc.†	11,907	Jos. A. Bank Clothiers, Inc.*†	4,100
Maidenform Brands, Inc.*	720	11,714	Jakks Pacific, Inc.*	140	3,860
Cato Corp. — Class A†	780	11,653	Martha Stewart Omnimedia, Inc.*	3,789
Pinnacle Entertainment, Inc.*†	11,520	Cumulus Media, Inc. — Class A*	3,669
Corinthian Colleges, Inc.*†	11,423	CPI Corp.	200	3,454
Ruby Tuesday, Inc.†	1,510	11,325	Media General, Inc.†	240	3,365
Buffalo Wild Wings, Inc.*†	11,270	Volcom, Inc.*†	160	3,234
Texas Roadhouse, Inc.*†	1,140	11,172	Zumiez, Inc.*†	200	3,138
MarineMax, Inc.*	890	11,089	Morningstar, Inc.*	50	3,068
Amerigon, Inc.*	740	10,952	BJ’s Restaurants, Inc.*†	210	3,026
DG FastChannel, Inc.*†	560	10,741	Salem Communications Corp. —
Systemax, Inc.†	880	10,613	Class A	700	2,807
Conn’s, Inc.*†	650	10,601	Domino’s Pizza, Inc.	190	2,563
Bluegreen Corp.*	1,580	10,586	Town Sports International Holdings,
Sealy Corp.†	1,380	10,488	Inc.*	390	2,500
Noble International Ltd.	1,660	10,375	McCormick & Schmick’s Seafood
AFC Enterprises, Inc.*	1,140	10,249	Restaurants, Inc.*	210	2,447
Vail Resorts, Inc.*†	210	10,141	Ambassadors International†	2,223
CKE Restaurants, Inc.	850	9,537	Borders Group, Inc.†	340	1,996
1-800-FLOWERS.com, Inc.*	9,531	Aaron Rents, Inc.	90	1,939
Spartan Motors, Inc.†	1,100	9,306	Charlotte Russe Holding, Inc.*	1,907
Lin TV Corp. — Class A*†	960	9,226	Overstock.com, Inc.*	160	1,906
O’Charleys, Inc.	800	9,216	Hibbett Sports Inc.*†	120	1,853
Belo Corp. — Class A	870	9,196	Aftermarket Technology Corp.*	1,750
Triarc Cos., Inc. — Class B	9,190	Retail Ventures, Inc.*	330	1,601
Group 1 Automotive, Inc.†	9,157	Benihana, Inc.*	140	1,578
Jo-Ann Stores, Inc.*†	620	9,133	Ameristar Casinos, Inc.†	80	1,460
Genesco, Inc.*†	390	9,013	Citi Trends, Inc.*	70	1,292
Journal Communications, Inc. —	M/I Homes, Inc.	70	1,189
Class A	1,220	9,004	99 Cents Only Stores*	110	1,088
Multimedia Games, Inc.*	8,971	CBRL Group, Inc.	30	1,073
Hayes Lemmerz International, Inc.*	8,733	Standard-Pacific Corp.	190	923
NexCen Brands, Inc.*	2,480	8,506	Avatar Holdings, Inc.*	20	872
1,490

890

430

3,370

1,220

290

1,100

1,170

160

679

180

390

640

620

430

420

1,260

200

510

900

575

1,580

460

300

1,120

110

90

1,330

390

1,680

3,130

MARKET	MARKET
SHARES	(NOTE 1)	SHARES	(NOTE 1)
Total Consumer Discretionary
ENERGY 6.0%
Total Energy
MATERIALS 4.2%

VALUE	VALUE

RUSSELL 2000® 1.5x STRATEGY FUND

SCHEDULE OF INVESTMENTS (continued)

THE RYDEX SERIES FUNDS ANNUAL REPORT

84	|	See Notes to Financial Statements.

March 31, 2008
Gaiam, Inc.*	40	$693	Newpark Resources, Inc.*†	$14,178
Hovnanian Enterprises, Inc. —	Bill Barrett Corp.*†	300	14,175
Class A*†	60	636	Allis-Chalmers Energy, Inc.*†	14,066
MTR Gaming Group, Inc.*	40	280	Golar LNG Ltd.†	750	13,703
LodgeNet Interactive Corp.*	244	NATCO Group, Inc.*†	250	11,688
National CineMedia, Inc.	10	225	Warren Resources, Inc.*†	940	11,158
Orbitz Worldwide, Inc.*	30	207	Delta Petroleum Corp.*†	490	11,045
Energy Partners Ltd.*	1,030	9,754
Double Hull Tankers, Inc.†	9,655
Uranium Resources, Inc.*†	9,644
Pacific Ethanol, Inc.*†	2,170	9,548
TXCO Resources, Inc.*†	740	9,161
USEC, Inc.*†	2,390	8,843
Oilsands Quest, Inc.*†	2,210	8,707
Geokinetics, Inc.*	470	8,516
Dril-Quip, Inc.*	140	6,506
BPZ Resources, Inc.*†	270	5,867
Petroleum Development Corp.*	4,156
T-3 Energy Services, Inc. —
Class A*	80	3,405
Matrix Service Co.*†	190	3,264
Union Drilling, Inc.*	100	1,749
Gulfport Energy Corp.*†	120	1,272
Alon USA Energy, Inc.†	60	913
Aventine Renewable Energy
Holdings, Inc.*†	130	676
Gulf Island Fabrication, Inc.	287
Ship Finance International Ltd.†	263
1,755,688
Complete Production Services,
Inc.*†	1,430	32,804	CF Industries Holdings, Inc.†	125,380
Comstock Resources, Inc.*†	32,240	Terra Industries, Inc.*†	2,130	75,679
Hercules Offshore*†	1,250	31,400	Greif, Inc. — Class A†	920	62,496
ATP Oil & Gas Corp.*†	940	30,757	Quanex Corp.†	1,050	54,327
Basic Energy Services, Inc.*†	30,426	Hercules, Inc.†	2,650	48,468
Carrizo Oil & Gas, Inc.*†	510	30,228	Olin Corp.†	2,430	48,017
ION Geophysical Corp.*	2,170	29,946	Texas Industries, Inc.†	780	46,886
Clayton Williams Energy, Inc.*†	28,345	AptarGroup, Inc.†	1,160	45,159
Bristow Group, Inc.*	520	27,908	Worthington Industries, Inc.	40,825
Bois d’Arc Energy, Inc.*†	26,218	NewMarket Corp.†	520	39,234
Trico Marine Services, Inc.*	26,110	Kaiser Aluminum Corp.	550	38,115
Petroquest Energy, Inc.*†	25,837	Rock-Tenn Co. — Class A†	35,365
PHI, Inc.*	810	25,547	Hecla Mining Co.*†	2,730	30,467
International Coal Group, Inc.*†	25,019	Ferro Corp.	2,030	30,166
Parker Drilling Co.*	3,480	22,481	A. Schulman, Inc.†	1,380	28,331
Nordic American Tanker Shipping†	21,840	Headwaters, Inc.*†	2,000	26,380
Contango Oil & Gas Co.*	310	20,029	Olympic Steel, Inc.	580	26,158
Arena Resources, Inc.*†	510	19,742	Neenah Paper, Inc.†	980	25,264
Pioneer Drilling Co.*	1,200	19,116	Glatfelter	1,660	25,083
Berry Petroleum Co. — Class A	17,666	Schweitzer-Mauduit International,
Dawson Geophysical Co.*	260	17,550	Inc.	1,070	24,760
Willbros Group, Inc.*†	510	15,606	Buckeye Technologies, Inc.*	23,659
General Maritime Corp.	650	15,347	Koppers Holdings, Inc.	520	23,041
GulfMark Offshore, Inc.*	260	14,227	Stepan Co.	580	22,173

2,925,036
Exterran Holdings, Inc.*†	89,065
Whiting Petroleum Corp.*†	72,408
Atwood Oceanics, Inc.*†	740	67,873
Mariner Energy, Inc.*†	2,350	63,473
Alpha Natural Resources, Inc.*†	57,775
PetroHawk Energy Corp.*†	56,274
Penn Virginia Corp.†	1,250	55,112
Oil States International, Inc.*†	51,980
Atlas America, Inc.	740	44,726
Swift Energy Co.*†	990	44,540
Crosstex Energy, Inc.†	1,260	42,777
W-H Energy Services, Inc.*†	39,933
Hornbeck Offshore Services, Inc.*†	39,733
Stone Energy Corp.*†	750	39,232
Encore Acquisition Co.*†	960	38,669
Rosetta Resources, Inc.*†	36,586
World Fuel Services Corp.	34,807
EXCO Resources, Inc.*	1,880	34,780
Grey Wolf, Inc.*†	5,040	34,171
Lufkin Industries, Inc.	520	33,186

2,780

1,020

40

910

1,610

60

10

10

1,210

800

1,378

540

2,420

1,220

670

1,490

1,180

3,940

780

380

2,120

1,380

1,120

1,330

2,790

1,160

580

870

1,860

1,240

MARKET	MARKET
SHARES	(NOTE 1)	SHARES	(NOTE 1)
Total Consumer Staples
UTILITIES 2.0%
Total Materials
CONSUMER STAPLES 2.5%
Total Utilities

VALUE	VALUE

RUSSELL 2000® 1.5x STRATEGY FUND

SCHEDULE OF INVESTMENTS (continued)

THE RYDEX SERIES FUNDS ANNUAL REPORT

See Notes to Financial Statements.	|	85

March 31, 2008
Coeur d’Alene Mines Corp.*†	$21,937	Ingles Markets, Inc. — Class A	$19,672
Wausau Paper Corp.	2,460	20,320	Alliance One International, Inc.*	18,120
Compass Minerals International,	Central Garden and Pet Co. —
Inc.†	340	20,053	Class A*†	3,130	13,897
Century Aluminum Co.*†	290	19,210	American Oriental Bioengineering,
PolyOne Corp.*	2,900	18,473	Inc.*	1,610	13,041
Brush Engineered Materials, Inc.*	17,712	Ruddick Corp.†	320	11,795
OM Group, Inc.*	270	14,726	Imperial Sugar Co., Inc.	620	11,668
Calgon Carbon Corp.*†	970	14,598	Ralcorp Holdings, Inc.*†	200	11,630
Innospec, Inc.	650	13,780	Chiquita Brands International, Inc.*†	9,937
Arch Chemicals, Inc.	360	13,414	Reddy Ice Holdings, Inc.†	460	5,994
Amcol International Corp.†	12,180	United Natural Foods, Inc.*†	5,987
W.R. Grace & Co.*†	520	11,866	Green Mountain Coffee Roasters,
Schnitzer Steel Industries, Inc. —	Inc.*†	170	5,381
Class A	160	11,363	Hain Celestial Group, Inc.*†	5,015
Sensient Technologies Corp.	10,616	Cal-Maine Foods, Inc.†	90	3,004
A.M. Castle & Co.†	350	9,450	Synutra International, Inc.*†	2,813
Spartech Corp.	940	7,943	Jones Soda Co.*†	540	1,885
AbitibiBowater, Inc.†	560	7,230	Nu Skin Enterprises, Inc.	80	1,442
Myers Industries, Inc.	540	7,090	Pricesmart, Inc.	50	1,386
H.B. Fuller Co.†	320	6,531
Minerals Technologies, Inc.	6,280
LSB Industries, Inc.*†	410	6,043
Silgan Holdings, Inc.†	120	5,956
Rockwood Holdings, Inc.*†	5,243
RTI International Metals, Inc.*†	3,165
Universal Stainless & Alloy*	2,971
Georgia Gulf Corp.†	150	1,039
General Moly, Inc.*	100	799
Flotek Industries, Inc.*†	30	438
ShengdaTech, Inc.*	50	425
Kronos Worldwide, Inc.	10	242
1,236,526
Westar Energy, Inc.†	1,220	27,779
Universal Corp.†	790	51,769	Unisource Energy Corp.†	27,602
Flowers Foods, Inc.†	2,020	49,995	Piedmont Natural Gas Co.†	24,159
Longs Drug Stores Corp.†	45,347	California Water Service Group	17,931
Performance Food Group Co.*†	40,523	WGL Holdings, Inc.	440	14,106
Casey’s General Stores, Inc.†	40,002	IDACORP, Inc.†	330	10,596
Central European Distribution	Black Hills Corp.†	260	9,303
Corp.*	550	32,004	PNM Resources, Inc.†	640	7,981
Pilgrim’s Pride Corp.†	1,550	31,356	Ormat Technologies, Inc.	180	7,742
Winn-Dixie Stores, Inc.*†	29,814	Southwest Gas Corp.	200	5,592
Darling International, Inc.*†	27,843	Central Vermont Public Service
Vector Group Ltd.	1,580	27,792	Corp.†	230	5,497
Sanderson Farms, Inc.	710	26,987	Northwest Natural Gas Co.†	5,213
Spartan Stores, Inc.	1,260	26,271	South Jersey Industries, Inc.†	3,511
Pantry, Inc.*†	1,230	25,928	Avista Corp.	140	2,738
Fresh Del Monte Produce, Inc.*†	24,024	Allete, Inc.	50	1,931
Chattem, Inc.*†	360	23,882	El Paso Electric Co.*	30	641
J&J Snack Foods Corp.	840	23,075
Farmer Brothers Co.	920	21,289
Village Super Market	400	20,600
Nash Finch Co.†	580	19,708

730,876
ITC Holdings Corp.†	991	51,556
Cleco Corp.†	1,940	43,029
New Jersey Resources Corp.	42,383
Nicor, Inc.†	1,160	38,872
NorthWestern Corp.	1,410	34,362
Aquila, Inc.*	10,490	33,673
UIL Holding Corp.	1,080	32,541
Laclede Group, Inc.	910	32,423
Otter Tail Power Co.†	880	31,143
Portland General Electric Co.†	30,894
CH Energy Group, Inc.†	750	29,175
572,373

5,430

800

3,000

690

430

390

320

170

360

90

100

160

70

100

1,240

920

1,068

470

1,240

1,770

1,660

2,150

120

100

660

1,365

1,370

SCHEDULE OF INVESTMENTS (concluded)

March 31, 2008

RUSSELL 2000® 1.5x STRATEGY FUND

MARKET

MARKET

VALUE

VALUE

SHARES

(NOTE 1)

SHARES

(NOTE 1)

TELECOMMUNICATION SERVICES 1.1%

SECURITIES LENDING COLLATERAL 29.6%

Time Warner Telecom, Inc. —

Mount Vernon Securities

Class A*†

3,320

$

51,427

Lending Trust Prime

Cogent Communications Group,

Portfolio (Note 8)

8,604,404

$

8,604,404

Inc.*†

1,940

35,521

Total Securities Lending Collateral

Premiere Global Services, Inc.*†

2,440

34,990

(Cost $8,604,404)

8,604,404

Cincinnati Bell, Inc.*†

7,350

31,311

NTELOS Holdings Corp.

1,010

24,442

Total Investments 123.4%

Syniverse Holdings, Inc.*

1,450

24,157

(Cost $35,878,790)

$35,887,127

Atlantic Tele-Network, Inc.

700

23,681

Liabilities in Excess of

Cbeyond, Inc.*†

1,080

20,293

Other Assets – (23.4)%

$ (6,803,614)

Shenandoah Telecommunications

Net Assets – 100.0%

$29,083,513

Co.

1,290

19,144

Alaska Communications Systems

UNREALIZED

GAIN (LOSS)

Group, Inc.†

1,300

15,912

CONTRACTS

(NOTE 1)

iPCS, Inc. — Class A

500

11,675

General Communication, Inc. —

FUTURES CONTRACTS PURCHASED

Class A*

1,610

9,885

June 2008 Russell 2000 Index

USA Mobility, Inc.*

960

6,854

Mini Futures Contracts

Consolidated Communications

(Aggregate Market Value

Holdings, Inc.†

320

4,842

of Contracts $12,168,750)

177

$

245,015

Rural Cellular Corp. — Class A*†

100

4,423

PAETEC Holding Corp.*

380

2,531

UNITS

Total Telecommunication Services

321,088

EQUITY INDEX SWAP AGREEMENTS

Total Common Stocks

June 2008 Russell 2000 Index

(Cost $22,087,765)

22,096,102

Swap, Terminating 06/30/08**

FACE

(Notional Market Value

AMOUNT

$3,872,335)

5,629

$

26,219

REPURCHASE AGREEMENTS 17.8%

May 2008 Russell 2000 Index

Repurchase Agreements (Note 5)

Swap, Terminating 05/19/08**

Mizuho Financial Group, Inc.

(Notional Market Value

issued 03/31/08 at 1.30%

$5,543,724)

8,058

(117,325)

due 04/01/08

$2,980,404

2,980,404

(Total Notional Market

Lehman Brothers Holdings, Inc.

Value $9,416,059)

$

(91,106)

issued 03/31/08 at 1.15%

due 04/01/08

1,585,299

1,585,299

Morgan Stanley

issued 03/31/08 at 1.35%

due 04/01/08

620,918

620,918

Total Repurchase Agreements

(Cost $5,186,621)

5,186,621

* Non-Income Producing Security.

** Price Return based on Russell 2000 Index +/- financing at a variable rate.

† All or a portion of this security is on loan at March 31, 2008 — See Note 8.

86

|

THE RYDEX SERIES FUNDS ANNUAL REPORT

See Notes to Financial Statements.

MARKET	MARKET
SHARES	(NOTE 1)	SHARES	(NOTE 1)
COMMON STOCKS 72.9%
FINANCIALS 14.4%

VALUE	VALUE

RUSSELL 2000® FUND

SCHEDULE OF INVESTMENTS

THE RYDEX SERIES FUNDS ANNUAL REPORT

See Notes to Financial Statements.	|	87

March 31, 2008
Acadia Realty Trust†	220	$5,313
IBERIABANK Corp.†	120	5,310
Tower Group, Inc.†	210	5,286
Nationwide Health Properties, Inc.†	$14,884	Highwoods Properties, Inc.	5,282
Realty Income Corp.†	520	13,322	Ares Capital Corp.	420	5,279
Aspen Insurance Holdings Ltd.†	12,399	United America Indemnity Ltd. —
Senior Housing Properties Trust†	12,087	Class A*	270	5,200
Waddell & Reed Financial, Inc. —	NewAlliance Bancshares, Inc.†	5,149
Class A	320	10,282	Horace Mann Educators Corp.	5,069
Alexandria Real Estate Equities, Inc.†	10,199	Prospect Capital Corp.	330	5,023
IPC Holdings Ltd.	360	10,080	Omega Financial Corp.†	160	4,992
Platinum Underwriters Holdings Ltd.†	10,063	Univest Corp. of Pennsylvania	4,976
National Retail Properties, Inc.†	9,481	First Financial Corp.	160	4,925
Knight Capital Group, Inc. — Class A*	8,932	United Community Banks, Inc.	4,924
Max Capital Group Ltd.†	340	8,905	Presidential Life Corp.	281	4,901
SVB Financial Group*†	200	8,728	SeaBright Insurance Holdings, Inc.*	4,876
First Industrial Realty Trust, Inc.†	8,649	Dollar Financial Corp.*	210	4,830
Post Properties, Inc.†	222	8,574	Harleysville National Corp.	4,759
Montpelier Re Holdings Ltd.	8,506	First Community Bancshares/VA, Inc.	4,735
Delphi Financial Group, Inc. —	First Mercury Financial Corp.*	4,701
Class A	290	8,477	Universal Health Realty Income
Entertainment Properties Trust†	8,386	Trust	140	4,662
BioMed Realty Trust, Inc.	350	8,361	Medical Properties Trust Inc.†	4,641
First Niagara Financial Group, Inc.	8,154	Hercules Technology Growth Capital,
Mid-America Apartment Communities,	Inc.	420	4,561
Inc.†	160	7,974	FBL Financial Group, Inc. — Class A	4,558
DiamondRock Hospitality Co.	7,855	Chemical Financial Corp.†	4,530
Greenhill & Co., Inc.†	110	7,652	Old Second Bancorp, Inc.	4,515
Eastgroup Properties, Inc.†	7,434	Umpqua Holding Corp.†	290	4,498
Redwood Trust, Inc.†	201	7,306	Sterling Bancshares, Inc.	450	4,473
Extra Space Storage, Inc.†	7,285	Marathon Acquisition Corp.*†	4,462
Prosperity Bancshares, Inc.†	7,165	Community Bank System, Inc.†	4,421
Assured Guaranty Ltd.†	300	7,122	Provident Financial Services, Inc.	4,383
Cathay General Bancorp†	340	7,048	Navigators Group, Inc.*†	80	4,352
Sunstone Hotel Investors, Inc.†	7,044	Donegal Group, Inc. — Class A	4,350
National Financial Partners Corp.†	6,966	Getty Realty Corp.	270	4,301
Lexington Realty Trust†	480	6,917	Sovran Self Storage, Inc.†	4,271
Cash America International, Inc.†	6,916	Independent Bank Corp.	411	4,266
GFI Group, Inc.	120	6,876	Evercore Partners, Inc. — Class A	4,260
Strategic Hotels & Resorts, Inc.	6,696	Digital Realty Trust, Inc.†	120	4,260
Omega Healthcare Investors, Inc.	6,597	NTR Acquisition Co.*†	440	4,211
Park National Corp.	90	6,376	Agree Realty Corp.†	150	4,117
United Fire & Casualty Co.	6,358	Apollo Investment Corp.†	4,116
American Financial Realty Trust†	6,352	UCBH Holdings, Inc.†	530	4,113
South Financial Group, Inc.†	6,241	Texas Capital Bancshares, Inc.*	4,051
Pacific Capital Bancorp†	290	6,235	Saul Centers, Inc.	80	4,019
Odyssey Re Holdings Corp.	5,880	Ramco-Gershenson Properties Trust	4,011
Stifel Financial Corp.*	130	5,837	DCT Industrial Trust, Inc.	400	3,984
FelCor Lodging Trust, Inc.†	5,774	Oriental Financial Group	200	3,942
Citizens Banking Corp.	450	5,593	optionsXpress Holdings, Inc.	3,935
Safety Insurance Group, Inc.	5,461	Mission West Properties	410	3,874
First Merchants Corp.	190	5,423	Sandy Spring Bancorp, Inc.†	3,853
Renasant Corp.	240	5,400	Banco Latinoamericano de
Glacier Bancorp, Inc.	280	5,368	Exportaciones SA	250	3,850

441

170

470

510

420

290

110

310

190

430

550

290

331

280

330

530

130

270

170

410

600

160

620

190

170

160

450

578

250

180

310

440

250

310

100

190

240

510

380

170

260

800

420

240

160

190

480

190

160

140

MARKET	MARKET
SHARES	(NOTE 1)	SHARES	(NOTE 1)

VALUE	VALUE

RUSSELL 2000® FUND

SCHEDULE OF INVESTMENTS (continued)

THE RYDEX SERIES FUNDS ANNUAL REPORT

88	|	See Notes to Financial Statements.

March 31, 2008
Tanger Factory Outlet Centers, Inc.†	$3,847	Royal Bancshares of Pennsylvania,
FNB Corp.†	240	3,746	Inc. — Class A†	160	$2,315
United Bankshares, Inc.	140	3,731	First State Bancorporation	2,276
FirstMerit Corp.†	180	3,719	Integra Bank Corp.	140	2,268
CNA Surety Corp.*	240	3,691	International Bancshares Corp.	2,258
Ashford Hospitality Trust, Inc.†	3,635	Anthracite Capital, Inc.†	340	2,244
GAMCO Investors, Inc. — Class A	3,626	National Penn Bancshares, Inc.	2,183
Commerce Group, Inc.†	100	3,606	Anworth Mortgage Asset Corp.†	2,146
First Bancorp	180	3,587	TrustCo Bank Corp.	240	2,134
World Acceptance Corp.*†	3,503	Frontier Financial Corp.†	118	2,086
Imperial Capital Bancorp, Inc.	3,459	Advanta Corp.	290	2,039
Sterling Savings Bank†	220	3,434	RAIT Financial Trust†	290	2,013
Phoenix Cos., Inc.	280	3,419	Hersha Hospitality Trust	220	1,987
MFA Mortgage Investments, Inc.	3,402	Resource Capital Corp.	262	1,983
Federal Agricultural Mortgage Corp.	3,393	First Midwest Bancorp, Inc.†	1,944
Green Bankshares, Inc.	190	3,361	Selective Insurance Group, Inc.	1,910
Berkshire Hills Bancorp, Inc.†	3,275	Hallmark Financial Services, Inc.*	1,897
Susquehanna Bancshares, Inc.†	3,259	PFF Bancorp, Inc.†	220	1,830
ProAssurance Corp.*	60	3,230	Security Bank Corp.†	230	1,829
WesBanco, Inc.	130	3,212	MarketAxess Holdings, Inc.*†	1,789
Cedar Shopping Centers, Inc.	3,154	Hanmi Financial Corp.	240	1,774
First Bancorp Puerto Rico†	3,150	Glimcher Realty Trust	140	1,674
NorthStar Realty Finance Corp.†	3,105	UMB Financial Corp.	40	1,648
West Coast Bancorp	210	3,064	Amerisafe, Inc.*	130	1,643
Central Pacific Financial Corp.†	3,016	City Bank	70	1,559
Parkway Properties, Inc.†	80	2,957	eHealth, Inc.*	70	1,545
Castlepoint Holdings Ltd.	300	2,919	Advance America Cash Advance
Potlatch Corp.†	70	2,889	Centers, Inc.†	200	1,510
Home Properties, Inc.	60	2,879	Zenith National Insurance Corp.	1,434
LaSalle Hotel Properties	100	2,873	Irwin Financial Corp.†	270	1,434
National Health Investors, Inc.	2,813	FCStone Group, Inc.*	50	1,385
Winthrop Realty Trust†	670	2,760	Triad Guaranty, Inc.*†	270	1,350
Gramercy Capital Corp./ New York†	2,721	SWS Group, Inc.†	110	1,345
Ezcorp, Inc. — Class A*†	220	2,708	Columbia Banking Systems, Inc.	1,343
Kohlberg Capital Corp.	260	2,699	First Community Bancorp†	1,343
Westamerica Bancorporation†	2,630	Old National Bancorp†	74	1,332
JER Investors Trust, Inc.†	310	2,629	Newcastle Investment Corp.†	1,322
AmericanWest Bancorp†	300	2,616	Sterling Financial Corp.*	70	1,222
GMH Communities Trust	300	2,604	Pennsylvania Real Estate Investment
Sierra Bancorp	120	2,593	Trust	50	1,220
1st Source Corp.	120	2,526	Arbor Realty Trust, Inc.†	80	1,206
Associated Estates Realty Corp.	2,517	Harleysville Group, Inc.	30	1,083
Bank Mutual Corp.	230	2,470	Cohen & Steers, Inc.	40	1,060
Midwest Banc Holdings, Inc.†	2,428	Franklin Bank Corp.*†	340	1,030
BankAtlantic Bancorp, Inc. — Class A	2,424	Franklin Street Properties Corp., Inc.†	1,002
First Charter Corp.	90	2,404	Hilb Rogal & Hobbs Co.	30	944
LandAmerica Financial Group, Inc.†	2,368	MB Financial Corp.	30	923
Healthcare Realty Trust, Inc.†	2,354	Bancfirst Corp.	20	916
Corporate Office Properties Trust SBI†	2,353	Inland Real Estate Corp.†	60	913
Washington Real Estate Investment	U-Store-It Trust†	80	906
Trust	70	2,339	Ocwen Financial Corp.*	200	888
CompuCredit Corp.*†	263	2,333	Meadowbrook Insurance Group, Inc.	859
Boston Private Financial Holdings,	Portfolio Recovery Associates, Inc.	858
Inc.†	220	2,330	Hancock Holding Co.	20	840

100

170

100

640

72

120

350

110

160

540

130

70

80

130

170

160

180

270

310

380

160

40

90

130

60

50

50

160

220

190

620

70

60

90

70

110

20

MARKET	MARKET
SHARES	(NOTE 1)	SHARES	(NOTE 1)
Total Financials
INFORMATION TECHNOLOGY 13.1%

VALUE	VALUE

RUSSELL 2000® FUND

SCHEDULE OF INVESTMENTS (continued)

THE RYDEX SERIES FUNDS ANNUAL REPORT

See Notes to Financial Statements.	|	89

March 31, 2008
United Security Bancshares/Fresno	Scansource, Inc.*†	200	$7,238
CA†	50	$840	ValueClick, Inc.*†	410	7,072
Community Bancorp*†	60	814	Checkpoint Systems, Inc.*	6,981
Cousins Properties, Inc.	30	741	Plantronics, Inc.	360	6,952
Grubb & Ellis Co.	100	687	Mantech International Corp. —
Trustmark Corp.	30	668	Class A*†	150	6,804
LTC Properties, Inc.	20	514	Nuance Communications, Inc.*†	6,790
Interactive Brokers Group, Inc. —	OmniVision Technologies, Inc.*†	6,728
Class A*	20	513	PMC - Sierra, Inc.*†	1,150	6,555
RLI Corp.	10	496	Euronet Worldwide, Inc.*	340	6,548
Equity Lifestyle Properties, Inc.	494	Skyworks Solutions, Inc.*	890	6,479
Argo Group International Holdings	Plexus Corp.*†	230	6,451
Ltd.*	10	355	Cabot Microelectronics Corp.*†	6,430
Great Southern Bancorp, Inc.	312	Sigma Designs, Inc.*†	280	6,348
Santander BanCorp	30	303	SPSS, Inc.*	160	6,205
Simmons First National Corp.	297	United Online, Inc.†	560	5,914
Stewart Information Services Corp.	280	Sohu.com, Inc.*	130	5,867
Crystal River Capital, Inc.	30	268	Blue Coat Systems, Inc.*†	5,730
Bankunited Financial Corp. — Class A†	266	Methode Electronics, Inc. — Class A	5,611
Centerline Holding Co.†	60	244	Semtech Corp.*†	390	5,589
Provident Bankshares Corp.	215	ATMI, Inc.*†	200	5,566
Urstadt Biddle Properties, Inc.	157	Standard Microsystems Corp.*	5,544
Flagstone Reinsurance Holdings	121	Electronics for Imaging, Inc.*	5,520
FX Real Estate and Entertainment,	Lawson Software, Inc.*†	720	5,422
Inc.*	20	118	Zoran Corp.*	390	5,327
Deerfield Capital Corp.	23	33	Heartland Payment Systems, Inc.†	5,292
TTM Technologies, Inc.*	460	5,207
EMS Technologies, Inc.*	190	5,157
JDA Software Group, Inc.*†	5,110
Entegris, Inc.*	710	5,105
Brightpoint, Inc.*	610	5,100
Technitrol, Inc.	220	5,089
Quality Systems, Inc.†	170	5,078
Vignette Corp.*†	380	5,020
Arris Group, Inc.*†	860	5,005
InfoSpace, Inc.	430	4,975
Concur Technologies, Inc.*†	4,968
OSI SYSTEMS INC*	210	4,834
Netlogic Microsystems, Inc.*	4,828
Epicor Software Corp.*†	430	4,816
Interwoven, Inc.*	450	4,806
SYNTEL INC	180	4,797
Tyler Technologies, Inc.*	340	4,753
Integral Systems, Inc.	160	4,677
3Com Corp.*†	2,030	4,649
Ariba, Inc.*	480	4,637
Macrovision Corp.*†	330	4,455
Avocent Corp.*†	262	4,428
Faro Technologies, Inc.*	140	4,365
Sycamore Networks, Inc.*	4,136
CMGI, Inc.*	310	4,111
Cass Information Systems, Inc.	4,103
Digi International, Inc.*	350	4,039
SonicWALL, Inc.*	490	4,003
CTS Corp.	370	3,959

850,128
Micros Systems, Inc.*	410	13,801
Itron, Inc.*	150	13,534
Sybase, Inc.*	480	12,624
Flir Systems, Inc.*†	400	12,036
Ansys, Inc.*†	340	11,737
Polycom, Inc.*	520	11,721
Anixter International, Inc.*†	11,527
Equinix, Inc.*†	170	11,303
Jack Henry & Associates, Inc.†	10,855
Parametric Technology Corp.*†	9,588
ON Semiconductor Corp.*†	9,486
VistaPrint Ltd.*†	270	9,436
Emulex Corp.*	540	8,770
SAIC, Inc.*†	470	8,737
Benchmark Electronics, Inc.*†	8,436
Informatica Corp.*†	480	8,189
MPS Group, Inc.*†	690	8,156
Progress Software Corp.*†	8,078
Foundry Networks, Inc.*†	690	7,990
Atheros Communications, Inc.*	7,919
Perot Systems Corp. — Class A*†	7,821
CACI International, Inc. — Class A*†	7,743
j2 Global Communications, Inc.*	7,589
TIBCO Software, Inc.*†	1,060	7,568
Amkor Technology, Inc.*†	700	7,490
SRA International, Inc. — Class A*†	7,293

260

390

400

10

200

20

10

10

260

53

480

20

10

190

10

370

230

280

160

200

1,130

130

180

440

600

1,670

470

270

380

520

170

340

300

MARKET	MARKET
SHARES	(NOTE 1)	SHARES	(NOTE 1)

VALUE	VALUE

RUSSELL 2000® FUND

SCHEDULE OF INVESTMENTS (continued)

THE RYDEX SERIES FUNDS ANNUAL REPORT

90	|	See Notes to Financial Statements.

March 31, 2008
Imergent, Inc.†	341	$3,884	KEMET Corp.*†	510	$2,060
Take-Two Interactive Software, Inc.*	3,828	ADTRAN, Inc.†	110	2,035
RF Micro Devices, Inc.*	1,430	3,804	LoopNet, Inc.*†	160	2,032
Electro Scientific Industries, Inc.*	3,790	DealerTrack Holdings, Inc.*	2,022
Monolithic Power Systems, Inc.*	3,755	Marchex, Inc.†	200	1,996
Multi-Fineline Electronix, Inc.*†	3,754	THQ, Inc.*†	90	1,962
Rimage Corp.*	170	3,723	Trident Microsystems, Inc.*	1,957
FEI Co.*	170	3,711	Smart Modular Technologies WWH,
Cirrus Logic, Inc.*	540	3,629	Inc.*	310	1,925
RealNetworks, Inc.*	620	3,553	Greenfield Online, Inc.*	160	1,898
Pericom Semiconductor Corp.*	3,523	LoJack Corp.*	150	1,896
SYKES Enterprises, Inc.*	200	3,518	Hittite Microwave Corp.*†	50	1,871
Blackbaud, Inc.	140	3,399	Rudolph Technologies, Inc.*†	1,856
Netgear, Inc.*†	170	3,391	Mentor Graphics Corp.*	210	1,854
Insight Enterprises, Inc.*	190	3,325	Harmonic, Inc.*†	240	1,824
Oplink Communications, Inc.*	3,291	Rofin-Sinar Technologies, Inc.*†	1,796
Omniture, Inc.*†	140	3,249	Cybersource Corp.*†	120	1,753
Imation Corp.	140	3,184	Gartner, Inc. — Class A*†	90	1,741
Micrel, Inc.	340	3,152	L-1 Identity Solutions, Inc.*†	1,729
Synaptics, Inc.*†	130	3,104	SI International, Inc.*	90	1,727
Art Technology Group, Inc.*	3,065	Ciber, Inc.*	350	1,715
ViaSat, Inc.*	140	3,041	Wind River Systems, Inc.*†	1,703
Mattson Technology, Inc.*	490	2,984	CPI International, Inc.*	170	1,686
Microsemi Corp.*†	130	2,964	Kulicke & Soffa Industries, Inc.*	1,673
Dycom Industries, Inc.*†	240	2,882	The Knot, Inc.*†	140	1,645
CSG Systems International, Inc.*	2,843	Comtech Telecommunications Corp.*	1,560
Mastec, Inc.*	342	2,808	Digital River, Inc.*	50	1,549
Super Micro Computer, Inc.*	2,756	Cognex Corp.	70	1,528
Intermec, Inc.*†	120	2,663	Vasco Data Security International*	1,505
iGate Corp.*	370	2,634	SiRF Technology Holdings, Inc.*	1,425
Loral Space & Communications, Inc.*	2,622	Synchronoss Technologies, Inc.*	1,402
Novatel Wireless, Inc.*	270	2,614	CNET Networks, Inc.*	190	1,349
Palm, Inc.†	510	2,550	LivePerson, Inc.*	430	1,333
Photronics, Inc.*	260	2,483	Chordiant Software, Inc.*	220	1,327
Cogent, Inc.*	263	2,480	Anadigics, Inc.*†	190	1,246
Ultra Clean Holdings*†	250	2,450	Black Box Corp.	40	1,234
infoUSA, Inc. — Class B	400	2,444	Wright Express Corp.*	40	1,229
S1 Corp.*	340	2,417	MercadoLibre, Inc.*	30	1,193
Hutchinson Technology, Inc.*	2,387	Formfactor, Inc.*†	60	1,146
Ness Technologies, Inc.*	240	2,278	Echelon Corp.*†	80	1,080
Sonus Networks, Inc.*	650	2,236	Network Equipment Technologies,
Radiant Systems, Inc.*	160	2,235	Inc.*	160	1,051
Newport Corp.*	200	2,234	Agilysys, Inc.	80	928
Extreme Networks, Inc.*	720	2,232	Daktronics, Inc.†	50	896
MAXIMUS, Inc.	60	2,203	Perficient, Inc.*	110	873
Triquint Semiconductor, Inc.*†	2,176	SAVVIS, Inc.*	52	846
DSP Group, Inc.*†	170	2,166	Internap Network Services Corp.*	843
Adaptec, Inc.*	730	2,146	MicroStrategy, Inc. — Class A*	740
Exar Corp.*	260	2,140	Global Cash Access Holdings, Inc.*	703
Brooks Automation, Inc.*†	2,138	TiVo, Inc.*	80	701
Immersion Corp.*	300	2,133	Littelfuse, Inc.*	20	699
TheStreet.com, Inc.	260	2,101	Net 1 UEPS Technologies, Inc.*	677
Tessera Technologies, Inc.*†	2,080	Comtech Group, Inc.*	60	647
Manhattan Associates, Inc.*	2,064	MKS Instruments, Inc.*†	30	642
AsiaInfo Holdings, Inc.*	190	2,063	Interactive Intelligence, Inc.*	589

150

230

100

213

200

380

240

190

371

40

130

790

220

350

250

40

330

110

280

110

70

150

430

170

10

120

220

30

100

90

50

MARKET	MARKET
SHARES	(NOTE 1)	SHARES	(NOTE 1)
Total Information Technology
INDUSTRIALS 10.3%

VALUE	VALUE

RUSSELL 2000® FUND

SCHEDULE OF INVESTMENTS (continued)

THE RYDEX SERIES FUNDS ANNUAL REPORT

See Notes to Financial Statements.	|	91

March 31, 2008
Taleo Corp.*	30	$582	Hexcel Corp.*	240	$4,586
Measurement Specialties, Inc.*	524	Huron Consulting Group, Inc.*	4,571
Tekelec*	40	498	CDI Corp.	180	4,509
Cavium Networks, Inc.*	30	492	Standex International Corp.	4,468
Avid Technology, Inc.*	20	487	Deluxe Corp.†	230	4,418
ExlService Holdings, Inc.*	20	459	Ameron International Corp.†	4,396
Sapient Corp.*	60	418	Encore Wire Corp.†	240	4,370
PC Connection, Inc.*	40	317	CoStar Group, Inc.*†	100	4,300
Woodward Governor Co.	160	4,275
American Commercial Lines, Inc.*	4,266
TBS International Ltd. — Class A*	4,228
Superior Essex, Inc.*	150	4,218
UAP Holding Corp.	110	4,217
Universal Forest Products, Inc.	4,186
Orbital Sciences Corp.*	170	4,097
Michael Baker Corp.*	182	4,088
EnPro Industries, Inc.*†	130	4,055
Federal Signal Corp.	290	4,048
PHH Corp.*	230	4,009
Mueller Water Products, Inc. —
Class A†	480	3,926
Clarcor, Inc.†	110	3,911
Heidrick & Struggles International,
Inc.	120	3,904
PeopleSupport, Inc.*	421	3,840
Simpson Manufacturing Co., Inc.†	3,805
AirTran Holdings, Inc.*	560	3,696
Kaman Corp. — Class A	130	3,678
American Railcar Industries, Inc.†	3,659
Pacer International, Inc.	220	3,615
Apogee Enterprises, Inc.	230	3,542
Schawk, Inc.	220	3,518
Tredegar Corp.	190	3,460
Gibraltar Industries, Inc.†	290	3,402
Chart Industries, Inc.*	100	3,384
Kenexa Corp. — Class A*†	3,326
Administaff, Inc.	140	3,305
Spherion Corp.*	540	3,305
Volt Information Sciences, Inc.*	3,256
Nordson Corp.	60	3,231
Celadon Group, Inc.*	330	3,194
Kforce, Inc.*	361	3,191
Arkansas Best Corp.†	100	3,186
DynCorp International, Inc. —
Class A*	190	3,169
Lindsay Manufacturing Co.	3,074
JetBlue Airways Corp.*†	530	3,074
Brady Corp. — Class A	90	3,009
TransDigm Group, Inc.*	80	2,964
TrueBlue, Inc.*	220	2,957
Moog, Inc. — Class A*†	70	2,955
Cubic Corp.	100	2,843
Wabash National Corp.	310	2,787
Tennant Co.	70	2,787
ESCO Technologies, Inc.*†	2,780

775,953
Bucyrus International, Inc. — Class A	18,297
FTI Consulting, Inc.*†	190	13,498
Curtiss-Wright Corp.†	260	10,785
Acuity Brands, Inc.†	230	9,879
Valmont Industries, Inc.	110	9,668
Actuant Corp. — Class A†	9,667
Belden, Inc.†	270	9,536
Teledyne Technologies, Inc.*	9,400
Esterline Technologies Corp.*	9,067
EMCOR Group, Inc.*	400	8,884
Walter Industries, Inc.	140	8,768
Eagle Bulk Shipping, Inc.†	8,501
Genco Shipping & Trading Ltd.	8,465
Baldor Electric Co.	300	8,400
Applied Industrial Technologies, Inc.†	8,369
IHS, Inc.*	130	8,360
Wabtec Corp.†	220	8,285
United Stationers, Inc.*†	170	8,109
Herman Miller, Inc.†	330	8,108
Regal-Beloit Corp.†	220	8,059
Mueller Industries, Inc.	272	7,847
Watsco, Inc.†	171	7,083
GrafTech International Ltd.*†	6,970
Middleby Corp.*	110	6,863
Forward Air Corp.	190	6,734
Astec Industries, Inc.*†	172	6,667
Triumph Group, Inc.†	110	6,262
Interface, Inc. — Class A	440	6,182
G & K Services, Inc. — Class A†	6,054
School Specialty, Inc.*	190	5,993
HUB Group, Inc. — Class A*†	5,920
Columbus McKinnon Corp. —
Class A*†	190	5,886
Watson Wyatt & Co. Holdings	5,675
Republic Airways Holdings, Inc.*	5,632
Horizon Lines, Inc. — Class A†	5,583
Tecumseh Products Co. — Class A*	5,522
Perini Corp.*	150	5,435
Viad Corp.†	150	5,402
Rush Enterprises, Inc. - Class A*†	5,227
Cenveo, Inc.*†	480	5,021
Robbins & Myers, Inc.	153	4,995
Waste Connections, Inc.*†	4,918
Comfort Systerms USA, Inc.†	4,814
Teletech Holdings, Inc.*	210	4,717

30

110

200

47

270

140

130

140

180

180

192

30

70

180

320

200

180

330

150

280

430

170

180

100

260

300

180

330

160

370

MARKET	MARKET
SHARES	(NOTE 1)	SHARES	(NOTE 1)
Total Industrials
HEALTH CARE 10.2%

VALUE	VALUE

RUSSELL 2000® FUND

SCHEDULE OF INVESTMENTS (continued)

THE RYDEX SERIES FUNDS ANNUAL REPORT

92	|	See Notes to Financial Statements.

March 31, 2008
Barrett Business Services, Inc.	$2,741	Advisory Board Co.*	10	$549
NCI Building Systems, Inc.*†	2,662	Cascade Corp.	10	493
Navigant Consulting, Inc.*†	2,657	Badger Meter, Inc.	10	432
LSI Industries, Inc.	200	2,642	Insituform Technologies, Inc. —
Ampco-Pittsburgh Corp.	60	2,579	Class A*†	30	415
American Reprographics Co.*	2,523	Healthcare Services Group	413
American Superconductor Corp.*†	2,319	Gencorp, Inc.*	40	412
Pike Electric Corp.*	160	2,229	II-VI, Inc.*	10	380
Briggs & Stratton Corp.†	120	2,148	Albany International Corp. — Class A	361
Tetra Tech, Inc.*	110	2,146	Force Protection, Inc.*†	160	322
Aecom Technology Corp.*	80	2,081	FuelCell Energy, Inc.*	40	266
Alaska Air Group, Inc.*†	100	1,962	Knight Transportation, Inc.	10	165
Heico Corp.	40	1,950	Integrated Electrical Services, Inc.*	157
Dollar Thrifty Automotive Group, Inc.*	1,910	Coleman Cable, Inc.*	10	110
First Advantage Corp. — Class A*	1,907
IKON Office Solutions, Inc.	1,900
Knoll, Inc.†	160	1,846
Energy Conversion Devices, Inc.*†	1,794
Dynamic Materials Corp.	40	1,728
LB Foster Co. — Class A*	40	1,722
Geo Group, Inc.*†	60	1,706
Taser International, Inc.*†	180	1,692
Consolidated Graphics, Inc.*	1,682
Nuco2, Inc.*	60	1,666
Greenbrier Cos., Inc.	60	1,591
Sun Hydraulics Corp.	53	1,551
Griffon Corp.*	180	1,548
COMSYS IT Partners, Inc.*	1,523
Pinnacle Airlines Corp.*	170	1,484
Evergreen Solar, Inc.*†	160	1,483
Standard Register Co.	190	1,480
SkyWest, Inc.†	70	1,478
Preformed Line Products Co.	1,460
Kaydon Corp.	30	1,317
Ceradyne, Inc.*	40	1,278
Mine Safety Appliances Co.	1,236
Raven Industries, Inc.	40	1,212
Twin Disc, Inc.	70	1,107
American Science & Engineering, Inc.	1,091
Resources Connection, Inc.	1,072
Team, Inc.*	30	819
AAR Corp.*	30	818
Beacon Roofing Supply, Inc.*†	800
American Ecology Corp.	30	760
Rollins, Inc.	40	708
On Assignment, Inc.*	110	699
Barnes Group, Inc.	30	689
Genesee & Wyoming, Inc. —
Class A*†	20	688
Granite Construction, Inc.	20	654
Clean Harbors, Inc.*	10	650
ICT Group, Inc.*	60	605
Stanley, Inc.*	20	589
Mobile Mini, Inc.*	30	570
Flow International Corp.*	60	557

610,729
Hologic, Inc.*	530	29,468
Perrigo Co.†	390	14,715
BioMarin Pharmaceuticals, Inc.*†	14,148
Illumina, Inc.*†	160	12,144
OSI Pharmaceuticals, Inc.*†	11,591
Inverness Medical Innovations, Inc.*†	11,137
Psychiatric Solutions, Inc.*†	10,515
Myriad Genetics, Inc.*	260	10,475
Varian Inc.*†	170	9,846
Steris Corp.†	360	9,659
United Therapeutics Corp.*†	9,537
Owens & Minor, Inc.†	230	9,048
AMERIGROUP Corp.*	330	9,019
Bio-Rad Laboratories, Inc. — Class A*	8,895
Magellan Health Services, Inc.*†	8,732
Meridian Bioscience, Inc.†	8,692
Applera Corp. - Celera Group*†	7,953
Parexel International Corp.*	7,830
Medicis Pharmaceutical Corp. —
Class A†	391	7,699
LifeCell Corp.*	180	7,565
Amedisys, Inc.*†	190	7,475
Cubist Pharmaceuticals, Inc.*†	7,368
Sunrise Senior Living, Inc.*	7,352
Valeant Pharmaceuticals
International*†	570	7,313
Martek Biosciences Corp.*†	7,184
Eclipsys Corp.*	340	6,667
Analogic Corp.	100	6,654
NuVasive, Inc.*	190	6,557
Alkermes, Inc.*†	550	6,534
Alexion Pharmaceuticals, Inc.*†	6,523
KV Pharmaceutical Co.*†	260	6,490
Affymetrix, Inc.*†	370	6,442
Sciele Pharma, Inc.*†	311	6,064
Medarex, Inc.*†	680	6,018
The Trizetto Group, Inc.*†	6,008
Healthways, Inc.*	170	6,008

160

110

140

170

20

100

10

10

140

90

250

60

30

180

30

30

20

60

80

400

310

370

310

110

100

220

260

541

300

400

330

235

110

360

MARKET	MARKET
SHARES	(NOTE 1)	SHARES	(NOTE 1)
Total Health Care
CONSUMER DISCRETIONARY 9.6%

VALUE	VALUE

RUSSELL 2000® FUND

SCHEDULE OF INVESTMENTS (continued)

THE RYDEX SERIES FUNDS ANNUAL REPORT

See Notes to Financial Statements.	|	93

March 31, 2008
ArthroCare Corp.*†	180	$6,003	Dendreon Corp.*†	510	$2,458
Bruker BioSciences Corp.*†	6,002	Salix Pharmaceuticals Ltd.*†	2,449
Conmed Corp.*†	230	5,897	Cypress Bioscience, Inc.*†	2,434
Cepheid, Inc.*	240	5,854	Haemonetics Corp.*	40	2,383
Sun Healthcare Group, Inc.*†	5,650	Medcath Corp.*	130	2,366
Phase Forward, Inc.*†	330	5,636	Cross Country Healthcare, Inc.*	2,350
Vital Signs, Inc.	110	5,571	Immucor, Inc.*†	110	2,347
Invacare Corp.	250	5,570	Dionex Corp.*	30	2,310
Chemed Corp.†	130	5,486	Seattle Genetics, Inc.*	250	2,275
Apria Healthcare Group, Inc.*†	5,333	Geron Corp.*†	440	2,147
Zoll Medical Corp.*	200	5,318	Regeneron Pharmaceuticals, Inc.*†	2,111
Medicines Co.*†	260	5,252	OraSure Technologies, Inc.*	2,047
PharmaNet Development Group,	Healthsouth Corp.*†	110	1,957
Inc.*†	200	5,046	RehabCare Group, Inc.*	130	1,950
AmSurg Corp.*	210	4,973	Ariad Pharmaceuticals, Inc.*	1,786
Kendle International, Inc.*	110	4,941	Human Genome Sciences, Inc.*†	1,649
Merit Medical Systems, Inc.*†	4,907	Volcano Corp.*	130	1,625
Providence Service Corp.*	4,800	Nighthawk Radiology Holdings, Inc.*	1,498
Natus Medical, Inc.*	260	4,719	Neurocrine Biosciences, Inc.*†	1,350
Sirona Dental Systems, Inc.*	4,585	Conceptus, Inc.*	70	1,299
eResearch Technology, Inc.*	4,471	Noven Pharmaceuticals, Inc.*	1,257
Omnicell, Inc.*	220	4,422	Enzon Pharmaceuticals, Inc.*†	1,197
National Healthcare Corp.	90	4,383	Abaxis, Inc.*	50	1,159
Par Pharmaceutical Cos., Inc.*†	4,348	Halozyme Therapeutics, Inc.*	1,081
AMN Healthcare Services, Inc.*	4,318	Alpharma, Inc. — Class A*†	1,048
Angiodynamics, Inc.*	370	4,277	Obagi Medical Products, Inc.*	1,042
SonoSite, Inc.*	150	4,265	Thoratec Corp.*	70	1,000
Res-Care, Inc.*	240	4,116	Alnylam Pharmaceuticals, Inc.*	976
Align Technology, Inc.*	370	4,111	RTI Biologics, Inc.*†	100	945
Onyx Pharmaceuticals, Inc.*†	4,064	Allscripts Healthcare Solutions, Inc.*†	826
Bentley Pharmaceuticals, Inc.*	4,063	Cutera, Inc.*	60	808
Cynosure, Inc.*†	190	4,047	Mentor Corp.	30	772
Albany Molecular Research, Inc.*	4,006	Emergency Medical Services Corp. —
Medical Action Industries, Inc.*	3,943	Class A*	30	741
Nektar Therapeutics*	560	3,886	Emergent Biosolutions, Inc.*	624
Symmetry Medical, Inc.*†	230	3,818	Corvel Corp.*	20	612
Centene Corp.*†	270	3,764	LCA-Vision, Inc.	40	500
Viropharma, Inc.*	420	3,755	PSS World Medical, Inc.*	30	500
Molina Healthcare, Inc.*†	140	3,419	Wright Medical Group, Inc.*	483
Air Methods Corp.*	70	3,386	Matria Healthcare, Inc.*	20	446
SurModics, Inc.*†	80	3,350	Orthofix International NV*†	398
inVentiv Health, Inc.*†	110	3,169	American Dental Partners, Inc.*†	290
Cantel Medical Corp.*	290	3,080	HealthExtras, Inc.*	10	248
Universal American Financial Corp.*	3,074	Savient Pharmaceuticals, Inc.*†	200
Quidel Corp.*	180	2,891
American Medical Systems Holdings,
Inc.*†	200	2,838
Isis Pharmaceuticals, Inc.*†	2,822
Nabi Biopharmaceuticals*	670	2,693
Auxilium Pharmaceuticals, Inc.*	2,674
West Pharmaceutical Services, Inc.†	2,654
HMS Holdings Corp.*	90	2,570
Healthspring, Inc.*	180	2,534
Datascope Corp.	60	2,486
602,509
Priceline.com, Inc.*†	141	17,041
Chipotle Mexican Grill, Inc.*	13,593
DeVry, Inc.†	280	11,715
Sotheby’s†	380	10,986
Lear Corp.*†	380	9,846
Aeropostale, Inc.*†	360	9,760
Bally Technologies, Inc.*†	270	9,272
Polaris Industries, Inc.†	220	9,022

390

390

340

430

190

270

110

280

530

280

310

160

160

250

170

360

140

130

250

170

280

40

120

40

140

80

250

330

240

70

20

10

30

290

10

200

100

60

140

MARKET	MARKET
SHARES	(NOTE 1)	SHARES	(NOTE 1)

VALUE	VALUE

RUSSELL 2000® FUND

SCHEDULE OF INVESTMENTS (continued)

THE RYDEX SERIES FUNDS ANNUAL REPORT

94	|	See Notes to Financial Statements.

March 31, 2008
Jack in the Box, Inc.*†	330	$8,867	Skechers U.S.A., Inc. — Class A*	$3,840
J. Crew Group, Inc.*†	200	8,834	Marvel Entertainment, Inc.*†	3,751
LKQ Corp.*†	390	8,763	Monro Muffler Brake, Inc.†	3,718
Wolverine World Wide, Inc.†	8,703	Cherokee, Inc.	110	3,704
Deckers Outdoor Corp.*	80	8,626	Gymboree Corp.*	90	3,589
Rent-A-Center, Inc.*†	470	8,624	DSW, Inc.*†	270	3,496
Tenneco, Inc.*	300	8,382	Drew Industries, Inc.*	140	3,424
WMS Industries, Inc.*†	230	8,273	Furniture Brands International, Inc.†	3,393
Bright Horizons Family Solutions,	FTD Group, Inc.	250	3,355
Inc.*†	170	7,317	ArvinMeritor, Inc.†	260	3,253
Fossil, Inc.*†	230	7,024	Charming Shoppes, Inc.*†	3,188
Iconix Brand Group, Inc.*†	6,940	The Warnaco Group, Inc.*†	3,155
Callaway Golf Co.	470	6,900	G-III Apparel Group Ltd.*	220	2,952
Zale Corp.*†	340	6,718	Under Armour, Inc.*†	80	2,928
American Greetings Corp. — Class A	6,678	Pacific Sunwear of California, Inc.*	2,900
Gemstar-TV Guide International,	INVESTools, Inc.*†	261	2,868
Inc.*†	1,410	6,627	Capella Education Co.*	52	2,839
Bob Evans Farms, Inc.†	240	6,622	Entravision Communications Corp. —
Cooper Tire & Rubber Co.	6,587	Class A*	420	2,797
American Axle & Manufacturing	Quiksilver, Inc.*†	270	2,649
Holdings, Inc.	320	6,560	CSK Auto Corp.*†	280	2,607
Exide Technologies*†	490	6,419	Stage Stores, Inc.	160	2,592
Scholastic Corp.*	210	6,357	Fred’s, Inc.†	240	2,460
P.F. Chang’s China Bistro, Inc.*†	6,257	Ambassadors Group, Inc.	130	2,456
Red Robin Gourmet Burgers, Inc.*†	6,011	Live Nation, Inc.*†	200	2,426
Life Time Fitness, Inc.*†	190	5,930	Brown Shoe Co., Inc.†	160	2,411
Buckle, Inc.†	130	5,815	Beazer Homes USA, Inc.†	250	2,362
Netflix, Inc.*†	160	5,544	Pinnacle Entertainment, Inc.*	2,304
Valassis Communications, Inc.*†	5,533	Marcus Corp.	120	2,304
Tupperware Brands Corp.†	5,415	Lululemon Athletica, Inc.*†	2,274
Interactive Data Corp.	190	5,409	MarineMax, Inc.*†	180	2,243
Unifirst Corp.†	140	5,193	Corinthian Colleges, Inc.*†	2,241
Superior Industries International,	Cato Corp. — Class A†	150	2,241
Inc.†	250	5,187	Buffalo Wild Wings, Inc.*†	90	2,205
World Wrestling Entertainment, Inc.	5,025	Ruby Tuesday, Inc.†	290	2,175
La-Z-Boy, Inc.†	602	5,021	Texas Roadhouse, Inc.*†	220	2,156
Blyth, Inc.	250	4,930	Conn’s, Inc.*†	130	2,120
Champion Enterprises, Inc.*†	4,915	Maidenform Brands, Inc.*	130	2,115
Cox Radio Inc. — Class A*	4,871	DG FastChannel, Inc.*†	110	2,110
Tempur-Pedic International, Inc.†	4,840	Bluegreen Corp.*	310	2,077
Ethan Allen Interiors, Inc.†	4,833	Amerigon, Inc.*	140	2,072
Winnebago Industries, Inc.†	4,732	Noble International Ltd.	330	2,062
Collective Brands, Inc.*†	390	4,727	Sealy Corp.†	270	2,052
Dress Barn, Inc.*†	361	4,671	Systemax, Inc.†	170	2,050
Strayer Education, Inc.	30	4,575	AFC Enterprises, Inc.*	220	1,978
Men’s Wearhouse, Inc.†	190	4,421	Vail Resorts, Inc.*†	40	1,932
Russ Berrie & Co., Inc.*†	310	4,359	CKE Restaurants, Inc.	170	1,907
Monaco Coach Corp.	450	4,266	Group 1 Automotive, Inc.†	1,878
Hooker Furniture Corp.	190	4,245	1-800-FLOWERS.com, Inc.*	1,872
Perry Ellis International, Inc.*†	4,148	Spartan Motors, Inc.	220	1,861
Christopher & Banks Corp.†	3,996	Genesco, Inc.*†	80	1,849
Stewart Enterprises, Inc. — Class A	3,980	O’Charleys, Inc.	160	1,843
Matthews International Corp. —	Lin TV Corp. — Class A*	190	1,826
Class A	80	3,860	Belo Corp. — Class A†	170	1,797

190

140

220

300

290

660

400

80

360

230

440

220

160

180

510

140

80

310

270

490

410

440

170

280

80

220

190

400

620

MARKET	MARKET
SHARES	(NOTE 1)	SHARES	(NOTE 1)
Total Consumer Discretionary
ENERGY 5.8%

VALUE	VALUE

RUSSELL 2000® FUND

SCHEDULE OF INVESTMENTS (continued)

THE RYDEX SERIES FUNDS ANNUAL REPORT

See Notes to Financial Statements.	|	95

March 31, 2008
Triarc Cos., Inc. — Class B	260	$1,797	Aaron Rents, Inc.	10	$215
Journal Communications, Inc. —	99 Cents Only Stores*	20	198
Class A	240	1,771	Standard-Pacific Corp.	40	194
Jo-Ann Stores, Inc.*†	120	1,768	Citi Trends, Inc.*	10	185
Multimedia Games, Inc.*	330	1,762	Gaiam, Inc.*	10	173
Hayes Lemmerz International, Inc.*	1,702	M/I Homes, Inc.	10	170
NexCen Brands, Inc.*	490	1,681	Hovnanian Enterprises, Inc. —
Build-A-Bear Workshop, Inc.*	1,636	Class A*†	10	106
Lee Enterprises, Inc.†	160	1,602	MTR Gaming Group, Inc.*	10	70
Sonic Corp.*†	71	1,565	Orbitz Worldwide, Inc.*	10	69
Helen of Troy Ltd.*†	90	1,509	LodgeNet Interactive Corp.*	61
Children’s Place Retail Stores, Inc.*	1,474
Premier Exhibitions, Inc.*	240	1,450
Sonic Automotive, Inc.	70	1,438
CKX, Inc.*	140	1,333
Sauer, Inc.†	60	1,328
Arbitron, Inc.	30	1,295
Pre-Paid Legal Services, Inc.*	1,272
Gaylord Entertainment Co.*	1,212
Global Sources Ltd.*†	80	1,188
Big 5 Sporting Goods Corp.	1,140
Carter’s, Inc.*	70	1,131
Regis Corp.	40	1,100
Blue Nile, Inc.*	20	1,083
California Pizza Kitchen, Inc.*†	1,049
Sally Beauty Holdings, Inc.*	828
A.C. Moore Arts & Crafts, Inc.*†	818
Entercom Communications Corp.	794
Martha Stewart Omnimedia, Inc.*†	743
Tween Brands, Inc.*	30	742
Cumulus Media, Inc. — Class A*†	702
Jos. A. Bank Clothiers, Inc.*†	615
Volcom, Inc.*	30	606
BJ’s Restaurants, Inc.*	40	576
Media General, Inc.	40	561
Jakks Pacific, Inc.*	20	551
Domino’s Pizza, Inc.	40	540
Salem Communications Corp. —
Class A	130	521
CPI Corp.	30	518
Town Sports International Holdings,
Inc.*	80	513
Zumiez, Inc.*†	30	471
McCormick & Schmick’s Seafood
Restaurants, Inc.*	40	466
Ambassadors International†	445
Borders Group, Inc.†	70	411
Aftermarket Technology Corp.*	389
Ameristar Casinos, Inc.	20	365
CBRL Group, Inc.	10	358
Overstock.com, Inc.*	30	357
Charlotte Russe Holding, Inc.*	347
Hibbett Sports Inc.*	20	309
Retail Ventures, Inc.*	60	291
Benihana, Inc.*	20	225

568,211
Exterran Holdings, Inc.*†	270	17,426
Whiting Petroleum Corp.*†	14,223
Atwood Oceanics, Inc.*†	150	13,758
Mariner Energy, Inc.*†	460	12,425
Alpha Natural Resources, Inc.*†	11,294
PetroHawk Energy Corp.*	11,093
Penn Virginia Corp.	240	10,582
Oil States International, Inc.*†	10,306
Atlas America, Inc.	150	9,066
Swift Energy Co.*†	190	8,548
Crosstex Energy, Inc.†	250	8,487
Hornbeck Offshore Services, Inc.*	7,855
Stone Energy Corp.*†	150	7,846
Encore Acquisition Co.*†	190	7,653
W-H Energy Services, Inc.*†	7,573
Rosetta Resources, Inc.*†	370	7,278
EXCO Resources, Inc.*	370	6,845
World Fuel Services Corp.	6,737
Grey Wolf, Inc.*†	990	6,712
Comstock Resources, Inc.*	6,448
Complete Production Services, Inc.*†	6,423
Lufkin Industries, Inc.	100	6,382
Hercules Offshore*†	250	6,280
ATP Oil & Gas Corp.*†	190	6,217
Basic Energy Services, Inc.*†	5,962
ION Geophysical Corp.*	430	5,934
Carrizo Oil & Gas, Inc.*†	100	5,927
Bristow Group, Inc.*†	100	5,367
Clayton Williams Energy, Inc.*†	5,249
Petroquest Energy, Inc.*†	300	5,202
Bois d’Arc Energy, Inc.*†	240	5,158
Trico Marine Services, Inc.*	5,066
PHI, Inc.*	160	5,046
International Coal Group, Inc.*†	4,953
Parker Drilling Co.*	680	4,393
Nordic American Tanker Shipping†	4,200
Contango Oil & Gas Co.*	60	3,877
Arena Resources, Inc.*	100	3,871
Pioneer Drilling Co.*†	230	3,664
Dawson Geophysical Co.*	52	3,510
Berry Petroleum Co. — Class A	3,254

610

180

10

60

30

40

130

80

120

120

80

100

110

30

60

20

20

220

260

550

230

172

110

240

160

280

270

100

130

780

150

70

MARKET	MARKET
SHARES	(NOTE 1)	SHARES	(NOTE 1)
Total Energy
MATERIALS 4.1%
CONSUMER STAPLES 2.4%

VALUE	VALUE
Total Materials

RUSSELL 2000® FUND

SCHEDULE OF INVESTMENTS (continued)

THE RYDEX SERIES FUNDS ANNUAL REPORT

96	|	See Notes to Financial Statements.

March 31, 2008
General Maritime Corp.	130	$3,069	Stepan Co.	110	$4,205
Willbros Group, Inc.*†	100	3,060	Compass Minerals International, Inc.	4,129
Bill Barrett Corp.*†	60	2,835	Century Aluminum Co.*†	60	3,974
Newpark Resources, Inc.*†	2,805	Wausau Paper Corp.	480	3,965
Allis-Chalmers Energy, Inc.*†	2,758	PolyOne Corp.*	570	3,631
GulfMark Offshore, Inc.*	50	2,736	Brush Engineered Materials, Inc.*†	3,337
Golar LNG Ltd.	140	2,558	Calgon Carbon Corp.*†	190	2,860
NATCO Group, Inc.*	50	2,338	Innospec, Inc.	130	2,756
Warren Resources, Inc.*	190	2,255	OM Group, Inc.*	50	2,727
Delta Petroleum Corp.*†	100	2,254	Arch Chemicals, Inc.	70	2,608
Double Hull Tankers, Inc.	180	1,910	Amcol International Corp.	80	2,498
Energy Partners Ltd.*	200	1,894	W.R. Grace & Co.*†	100	2,282
Pacific Ethanol, Inc.*†	430	1,892	Schnitzer Steel Industries, Inc. —
Uranium Resources, Inc.*	310	1,857	Class A	30	2,131
USEC, Inc.*†	470	1,739	Sensient Technologies Corp.†	2,064
TXCO Resources, Inc.*†	140	1,733	A.M. Castle & Co.†	70	1,890
Oilsands Quest, Inc.*	430	1,694	Spartech Corp.	190	1,606
Geokinetics, Inc.*	90	1,631	AbitibiBowater, Inc.†	110	1,420
Dril-Quip, Inc.*	30	1,394	Myers Industries, Inc.	100	1,313
BPZ Resources, Inc.*†	50	1,087	Minerals Technologies, Inc.	1,256
Petroleum Development Corp.*	693	H.B. Fuller Co.†	60	1,225
Matrix Service Co.*	40	687	LSB Industries, Inc.*†	80	1,179
T-3 Energy Services, Inc. — Class A*	426	Silgan Holdings, Inc.	20	993
Union Drilling, Inc.*	20	350	Rockwood Holdings, Inc.*	30	983
Gulfport Energy Corp.*	20	212	Universal Stainless & Alloy*	594
Aventine Renewable Energy	RTI International Metals, Inc.*	452
Holdings, Inc.*	30	156	Georgia Gulf Corp.†	30	208
Alon USA Energy, Inc.†	10	152	General Moly, Inc.*	20	160
Flotek Industries, Inc.*	10	146
ShengdaTech, Inc.*	10	85
241,988
Terra Industries, Inc.*†	420	14,923
Greif, Inc. — Class A†	180	12,227	Universal Corp.	160	10,485
Quanex Corp.	210	10,865	Flowers Foods, Inc.†	400	9,900
Hercules, Inc.	520	9,511	Longs Drug Stores Corp.†	9,002
Olin Corp.	480	9,485	Casey’s General Stores, Inc.	7,684
Texas Industries, Inc.†	150	9,016	Performance Food Group Co.*†	7,582
AptarGroup, Inc.†	220	8,565	Central European Distribution Corp.*	6,401
Worthington Industries, Inc.	8,098	Pilgrim’s Pride Corp.†	310	6,271
Kaiser Aluminum Corp.	110	7,623	Winn-Dixie Stores, Inc.*	330	5,927
NewMarket Corp.†	100	7,545	Vector Group Ltd.†	310	5,453
Rock-Tenn Co. — Class A†	6,893	Darling International, Inc.*†	5,439
Hecla Mining Co.*	540	6,026	Sanderson Farms, Inc.	140	5,321
Ferro Corp.	400	5,944	Spartan Stores, Inc.	250	5,212
A. Schulman, Inc.	270	5,543	Pantry, Inc.*†	240	5,059
Headwaters, Inc.*†	390	5,144	Chattem, Inc.*†	70	4,644
Glatfelter	330	4,986	J&J Snack Foods Corp.	160	4,395
Olympic Steel, Inc.	110	4,961	Fresh Del Monte Produce, Inc.*	4,368
Neenah Paper, Inc.†	190	4,898	Farmer Brothers Co.	180	4,165
Schweitzer-Mauduit International,	Village Super Market	80	4,120
Inc.	210	4,859	Ingles Markets, Inc. — Class A	3,934
Buckeye Technologies, Inc.*†	4,576	Nash Finch Co.†	110	3,738
Koppers Holdings, Inc.	100	4,431	Alliance One International, Inc.*	3,564
Coeur d’Alene Mines Corp.*†	4,323

344,265
CF Industries Holdings, Inc.†	24,869

70

550

200

130

70

20

10

10

20

10

212

340

232

110

480

230

420

120

160

410

590

1,070

240

SCHEDULE OF INVESTMENTS (continued)

March 31, 2008

RUSSELL 2000® FUND

MARKET

MARKET

VALUE

VALUE

SHARES

(NOTE  1)

SHARES

(NOTE  1)

Central Garden and Pet Co. —

Syniverse Holdings, Inc.*

280

$

4,665

Class A*†

610

$

2,708

Atlantic Tele-Network, Inc.

130

4,398

American Oriental Bioengineering,

Cbeyond, Inc.*†

210

3,946

Inc.*

310

2,511

Shenandoah Telecommunications

Imperial Sugar Co., Inc.

120

2,258

Co.

250

3,710

Ruddick Corp.

60

2,212

Alaska Communications Systems

Chiquita Brands International, Inc.*†

80

1,849

Group, Inc.†

260

3,182

Ralcorp Holdings, Inc.*

30

1,744

iPCS, Inc. — Class A

100

2,335

Reddy Ice Holdings, Inc.

90

1,173

General Communication, Inc. —

United Natural Foods, Inc.*†

60

1,123

Class A*

310

1,903

Green Mountain Coffee Roasters, Inc.*

30

950

USA Mobility, Inc.*

190

1,357

Hain Celestial Group, Inc.*

30

885

Consolidated Communications

Cal-Maine Foods, Inc.

20

668

Holdings, Inc.†

60

908

Synutra International, Inc.*

20

625

Rural Cellular Corp. — Class A*

20

885

Jones Soda Co.*†

100

349

PAETEC Holding Corp.*

70

466

Pricesmart, Inc.

10

277

Total Telecommunication Services

62,681

Nu Skin Enterprises, Inc.

10

180

Total Common Stocks

Total Consumer Staples

142,176

(Cost $4,292,340)

4,310,228

UTILITIES 1.9%

FACE

ITC Holdings Corp.

190

9,892

AMOUNT

New Jersey Resources Corp.†

275

8,539

REPURCHASE AGREEMENTS 23.4%

Cleco Corp.†

380

8,428

Repurchase Agreements (Note 5)

Nicor, Inc.†

230

7,707

Mizuho Financial Group, Inc.

NorthWestern Corp.

280

6,824

issued 03/31/08 at 1.30%

Aquila, Inc.*†

2,060

6,613

due 04/01/08

$796,147

796,147

Laclede Group, Inc.

180

6,413

Lehman Brothers Holdings, Inc.

UIL Holding Corp.

210

6,327

issued 03/31/08 at 1.15%

Portland General Electric Co.†

270

6,089

due 04/01/08

423,476

423,476

Otter Tail Power Co.

170

6,016

Morgan Stanley

Westar Energy, Inc.

240

5,465

issued 03/31/08 at 1.35%

CH Energy Group, Inc.†

140

5,446

due 04/01/08

165,864

165,864

Unisource Energy Corp.

240

5,342

Total Repurchase Agreements

Piedmont Natural Gas Co.†

180

4,727

(Cost $1,385,487)

1,385,487

California Water Service Group

90

3,434

SHARES

WGL Holdings, Inc.†

90

2,885

SECURITIES LENDING COLLATERAL 9.3%

IDACORP, Inc.†

70

2,248

Mount Vernon Securities

Black Hills Corp.†

50

1,789

Lending Trust Prime

PNM Resources, Inc.

120

1,496

Portfolio (Note 8)

548,245

548,245

Ormat Technologies, Inc.

30

1,290

Southwest Gas Corp.

40

1,118

Total Securities Lending Collateral

Central Vermont Public Service Corp.

40

956

(Cost $548,245)

548,245

Northwest Natural Gas Co.

20

869

Total Investments 105.6%

South Jersey Industries, Inc.

20

702

(Cost $6,226,072)

$6,243,960

Avista Corp.

30

587

Liabilities in Excess of

Allete, Inc.

10

386

Other Assets – (5.6)%

$

(330,618)

Total Utilities

111,588

Net Assets – 100.0%

$5,913,342

TELECOMMUNICATION SERVICES 1.1%

UNREALIZED

Time Warner Telecom, Inc. —

GAIN

Class A*†

650

10,068

CONTRACTS

(NOTE 1)

Cogent Communications Group,

Inc.*†

380

6,958

FUTURES CONTRACTS PURCHASED

Premiere Global Services, Inc.*†

480

6,883

June 2008 Russell 2000 Index

Cincinnati Bell, Inc.*†

1,450

6,177

Mini Futures Contracts

NTELOS Holdings Corp.†

200

4,840

(Aggregate Market Value

of Contracts $825,000)

12

$

16,715

See Notes to Financial Statements.

THE RYDEX SERIES FUNDS ANNUAL REPORT

|

97

SCHEDULE OF INVESTMENTS (concluded)

March 31, 2008

RUSSELL 2000® FUND

UNREALIZED

GAIN

UNITS

(NOTE 1)

EQUITY INDEX SWAP AGREEMENTS

May 2008 Russell 2000 Index Swap,

Terminating 05/19/08**

(Notional Market Value

$398,672)

579

$

9,701

June 2008 Russell 2000 Index Swap,

Terminating 06/30/08**

(Notional Market Value

$411,267)

598

2,785

(Total Notional Market

Value $809,939)

$

12,486

* Non-Income Producing Security.

** Price Return based on Russell 2000 Index +/- financing at a variable rate.

† All or a portion of this security is on loan at March 31, 2008 — See Note 8.

98

|

THE RYDEX SERIES FUNDS ANNUAL REPORT

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS

March 31, 2008

INVERSE RUSSELL 2000® STRATEGY FUND

MARKET

MARKET

FACE

VALUE

VALUE

AMOUNT

(NOTE 1)

SHARES

(NOTE 1)

REPURCHASE AGREEMENTS 89.7%

Ormat Technologies, Inc.

320

$

(13,763)

Repurchase Agreements (Note 5)

MGE Energy, Inc.

410

(13,965)

Lehman Brothers Holdings, Inc.

Southwest Water Co.

1,420

(15,719)

issued 03/31/08 at 1.15%

Nicor, Inc.

570

(19,101)

due 04/01/08†

24,872,464

$  24,872,464

Empire District Electric Co.

1,080

(21,870)

Mizuho Financial Group, Inc.

EnergySouth, Inc.

420

(21,920)

issued 03/31/08 at 1.30%

SJW Corp.

770

(22,014)

due 04/01/08

20,602,795

20,602,795

South Jersey Industries, Inc.

730

(25,630)

Morgan Stanley issued

American States Water Co.

740

(26,640)

03/31/08 at 1.35%

PNM Resources, Inc.

2,270

(28,307)

due 04/01/08

4,292,249

4,292,249

Allete, Inc.

770

(29,737)

Total Repurchase Agreements

Aquila, Inc.*

10,140

(32,549)

(Cost $49,767,508)

49,767,508

El Paso Electric Co.*

1,600

(34,192)

Avista Corp.

1,760

(34,426)

Total Long Securities 89.7%

ITC Holdings Corp.

670

(34,880)

(Cost $49,767,508)

$  49,767,508

Southwest Gas Corp.

1,330

(37,187)

SHARES

Northwest Natural Gas Co.

860

(37,358)

COMMON STOCKS SOLD SHORT (37.5)%

Black Hills Corp.

1,120

(40,074)

Idacorp, Inc.

1,280

(41,101)

TELECOMMUNICATION SERVICES (0.4)%

WGL Holdings, Inc.

1,380

(44,243)

Premiere Global Services, Inc.*

50

(717)

Piedmont Natural Gas Co.

1,760

(46,218)

General Communication*

360

(2,210)

Westar Energy, Inc.

2,140

(48,728)

USA Mobility, Inc.*

460

(3,284)

Total Utilities

(695,898)

Cogent Communications

CONSUMER STAPLES (1.4)%

Group, Inc.*

221

(4,046)

Vector Group

1

(18)

Cbeyond, Inc.*

230

(4,322)

Spartan Stores, Inc.

1

(21)

Centennial Communications

Pantry, Inc.*

1

(21)

Corp.*

1,240

(7,328)

Cal-Maine Foods, Inc.

1

(33)

Hungarian Telephone & Cable

Village Super Market

1

(51)

Corp.*

540

(9,369)

Sanderson Farms, Inc.

20

(760)

Iowa Telecommunications

Pilgrim’s Pride Corp.

60

(1,214)

Services, Inc.

550

(9,751)

Synutra International*

50

(1,562)

iPCS, Inc.

420

(9,807)

Central Garden and Pet*

520

(2,309)

Alaska Communications Systems

MGP Ingredients

380

(2,656)

Group, Inc.

811

(9,927)

Prestige Brands Holdings, Inc.*

440

(3,599)

IDT Corp. — Class B*

3,180

(12,307)

Nash Finch Co.

140

(4,757)

PAETEC Holding Corp.*

1,960

(13,054)

Casey’s General Stores, Inc.

240

(5,424)

Fairpoint Communications, Inc.

1,530

(13,801)

Performance Food Group Co.*

172

(5,621)

SureWest Communications

1,310

(20,253)

National Beverage Corp.

1,010

(7,747)

Global Crossing*

1,640

(24,862)

Lancaster Colony Corp.

241

(9,630)

Cincinnati Bell, Inc.*

6,910

(29,437)

Longs Drug Stores Corp.

241

(10,233)

Time Warner Telecom, Inc.*

2,690

(41,668)

American Oriental

Total Telecommunication Services

(216,143)

Bioengineering, Inc.*

1,490

(12,069)

UTILITIES (1.3)%

Pricesmart, Inc.

440

(12,192)

UIL Holdings Corp.

1

(30)

Green Mountain

Cadiz, Inc.*

2

(31)

Coffee Roasters*

420

(13,293)

California Water Service Group

2

(76)

Seaboard Corp.

10

(15,650)

NorthWestern Corp.

30

(731)

Fresh Del Monte Produce, Inc.*

460

(16,744)

Central Vermont

Universal Corp.

260

(17,038)

Public Service Corp.

40

(956)

Alliance One International, Inc.*

2,900

(17,516)

Unisource Energy Corp. Co.

140

(3,116)

Maui Land & Pineapple Co., Inc.*

560

(17,858)

Otter Tail Corp.

101

(3,574)

Chattem, Inc.*

270

(17,912)

New Jersey Resources Corp.

272

(8,446)

Arden Group, Inc. — Class A

130

(18,590)

Cleco Corp.

420

(9,316)

Alico, Inc.

430

(18,985)

Inter Parfums, Inc.

880

(19,430)

See Notes to Financial Statements.

THE RYDEX SERIES FUNDS ANNUAL REPORT

|

99

MARKET	MARKET
SHARES	(NOTE 1)	SHARES	(NOTE 1)
Total Consumer Staples
MATERIALS (2.2)%
Total Materials
ENERGY (2.7)%

VALUE	VALUE

INVERSE RUSSELL 2000® STRATEGY FUND

SCHEDULE OF INVESTMENTS (continued)

THE RYDEX SERIES FUNDS ANNUAL REPORT

100	See Notes to Financial Statements.

March 31, 2008
United Natural Foods, Inc.*	$(20,207)	General Moly, Inc.*	1,470	$(11,745)
Boston Beer Co., Inc. —	American Vanguard Corp.	(13,645)
Class A*	460	(21,868)	Balchem Corp.	600	(13,752)
Coca-Cola Bottling	PolyOne Corp.*	2,590	(16,498)
Consolidated Co.	360	(22,183)	NL Industries, Inc.	1,600	(17,472)
Weis Markets, Inc.	670	(23,095)	AMCOL International Corp.	(18,113)
Flowers Foods, Inc.	940	(23,265)	Valhi, Inc.	800	(18,712)
Darling International, Inc.*	(23,440)	Innophos Holdings, Inc.	1,210	(19,469)
Elizabeth Arden*	1,240	(24,738)	Quanex Corp.	380	(19,661)
WD-40 Co.	780	(25,935)	Arch Chemicals, Inc.	540	(20,120)
TreeHouse Foods, Inc.*	1,250	(28,575)	Coeur d’Alene Mines Corp.*	(20,766)
Andersons, Inc.	650	(28,997)	GenTek*	710	(21,357)
Chiquita Brands	Zep, Inc.	1,360	(22,059)
International, Inc.*	1,270	(29,350)	Texas Industries, Inc.	390	(23,443)
Great Atlantic &	Stillwater Mining Co.*	1,630	(25,216)
Pacific Tea Co.*	1,122	(29,419)	Greif, Inc. — Class A	380	(25,813)
Ralcorp Holdings, Inc.*	520	(30,238)	Deltic Timber Corp.	480	(26,736)
Nu Skin Enterprises, Inc.	1,741	(31,373)	Haynes International, Inc.*	(27,989)
Tootsie Roll Industries, Inc.	(32,780)	Apex Silver Mines Ltd.*	2,380	(28,846)
Hain Celestial Group, Inc.*	(38,055)	Zoltek Cos., Inc.*	1,100	(29,172)
Ruddick Corp.	1,150	(42,389)	Hercules, Inc.	1,600	(29,264)
Central European	Royal Gold, Inc.	990	(29,868)
Distribution Corp.*	730	(42,479)	Hecla Mining Co.*	3,060	(34,150)
RTI International Metals, Inc.*	(34,812)
HB Fuller Co.	1,760	(35,922)
Rockwood Holdings, Inc.*	(36,375)
Minerals Technologies, Inc.	(37,680)
Aptargroup, Inc.	970	(37,762)
Silgan Holdings, Inc.	780	(38,711)
Schnitzer Steel Industries,
Inc. — Class A	590	(41,902)
WR Grace & Co.*	2,000	(45,640)
OM Group, Inc.*	850	(46,359)
Compass Minerals
International, Inc.	860	(50,723)
Century Aluminum Co.*	800	(52,992)
Terra Industries*	1,560	(55,427)
CF Industries Holdings, Inc.	(99,475)
(1,241,083)
NewMarket Corp.	50	(3,772)
Mercer International*	550	(3,834)	World Fuel Services Corp.	1	(28)
AEP Industries, Inc.*	131	(3,968)	Pioneer Drilling Co.*	2	(32)
LSB Industries*	270	(3,980)	Encore Acquisition Co.*	2	(81)
ShengdaTech*	500	(4,250)	Lufkin Industries, Inc.	20	(1,276)
Universal Stainless & Alloy*	(5,051)	Rosetta Resources, Inc.*	100	(1,967)
Rock-Tenn Co. — Class A	(5,125)	Geokinetics, Inc.*	140	(2,537)
Worthington Industries, Inc.	(6,090)	Toreador Resources Corp.*	(4,201)
Brush Engineered	Hornbeck Offshore
Materials, Inc.*	240	(6,161)	Services, Inc.*	101	(4,613)
Spartech Corp.	890	(7,521)	Allis-Chalmers Energy, Inc.*	(5,654)
Innospec, Inc.	380	(8,056)	T-3 Energy Services*	140	(5,958)
Flotek Industries, Inc.*	590	(8,608)	Uranium Resources, Inc.*	(6,589)
AM Castle & Co.	340	(9,180)	Dawson Geophysical Co.*	(6,750)
Sensient Technologies Corp.	(9,732)	Crosstex Energy, Inc.	201	(6,824)
Olin Corp.	500	(9,880)

(771,319)
Esmark, Inc.*	1	(11)
Tronox, Inc.	5	(19)
Wausau Paper Corp.	3	(25)
AbitibiBowater, Inc.	3	(39)
Schulman A, Inc.	2	(41)
U.S. Concrete, Inc.*	200	(760)
Chesapeake Corp.	260	(1,251)
Headwaters, Inc.*	102	(1,345)
Buckeye Technologies, Inc.*	(1,674)
Horsehead Holding Corp.*	(1,737)
Koppers Holdings, Inc.	50	(2,215)
Glatfelter	150	(2,266)
Kronos Worldwide, Inc.	140	(3,381)
Kaiser Aluminum Corp.	50	(3,465)

|

1,080

820

580

1,810

5,140

510

1,301

1,290

770

1,110

600

960

170

171

361

540

410

1,100

100

330

150

150

MARKET	MARKET
SHARES	(NOTE 1)	SHARES	(NOTE 1)
Total Energy
HEALTH CARE (4.5)%

VALUE	VALUE

INVERSE RUSSELL 2000® STRATEGY FUND

SCHEDULE OF INVESTMENTS (continued)

THE RYDEX SERIES FUNDS ANNUAL REPORT

See Notes to Financial Statements.	|	101

March 31, 2008
Basic Energy Services, Inc.*	$(6,845)	Dril-Quip, Inc.*	840	$(39,035)
Gulfport Energy Corp.*	690	(7,314)	Hercules Offshore, Inc.*	1,660	(41,699)
Alon USA Energy, Inc.	490	(7,453)	W-H Energy Services, Inc.*	(41,999)
Delek US Holdings	600	(7,602)	Delta Petroleum Corp.*	1,940	(43,728)
USEC, Inc.*	2,130	(7,881)	Berry Petroleum Co.	1,080	(50,209)
ION Geophysical Corp.*	580	(8,004)	Alpha Natural Resources, Inc.*	(52,128)
Bronco Drilling Co., Inc.*	530	(8,538)	Exterran Holdings, Inc.*	1,080	(69,703)
Swift Energy Co.*	190	(8,548)	PetroHawk Energy Corp.*	(89,757)
Atlas America, Inc.	151	(9,126)
ATP Oil & Gas Corp.*	290	(9,489)
Golar LNG	540	(9,866)
TXCO Resources, Inc.*	820	(10,152)
Callon Petroleum Co.*	620	(11,216)
Gulfmark Offshore, Inc.*	210	(11,491)
Gulf Island Fabrication, Inc.	(11,775)
Contango Oil & Gas*	190	(12,276)
Complete Production
Services, Inc.*	570	(13,076)
Matrix Service Co.*	780	(13,400)
General Maritime Corp.	600	(14,166)
Venoco, Inc.*	1,220	(14,176)
GMX Resources, Inc.*	450	(15,718)
Penn Virginia Corp.	361	(15,916)
Bristow Group, Inc.*	310	(16,638)
NATCO Group, Inc. — Class A*	(17,297)
Warren Resources, Inc.*	1,510	(17,924)
Approach Resources, Inc.*	(18,189)
CVR Energy, Inc.*	810	(18,654)
APCO Argentina, Inc.	750	(19,478)
Clean Energy Fuels Corp.*	(19,773)
Stone Energy Corp.*	380	(19,878)
Rex Energy Corp.*	1,200	(19,968)
OYO Geospace Corp.*	440	(19,985)
Parker Drilling Co.*	3,120	(20,155)
Petroleum Development Corp.*	(20,781)
RPC, Inc.	1,390	(21,114)
Comstock Resources, Inc.*	(21,359)
Arena Resources, Inc.*	580	(22,452)
Harvest Natural Resources, Inc.*	(22,673)
Cal Dive International, Inc.*	(22,940)
Parallel Petroleum Corp.*	(24,658)
Willbros Group, Inc.*	840	(25,704)
Concho Resources*	1,060	(27,178)
Mariner Energy, Inc.*	1,010	(27,280)
McMoRan Exploration Co.*	(27,318)
Carrizo Oil & Gas, Inc.*	480	(28,450)
BPZ Resources, Inc.*	1,360	(29,553)
Goodrich Petroleum Corp.*	(31,283)
EXCO Resources, Inc.*	1,720	(31,820)
CARBO Ceramics, Inc.	800	(32,080)
Atwood Oceanics, Inc.*	350	(32,102)
Whiting Petroleum Corp.*	(33,036)
Bill Barrett Corp.*	700	(33,075)
Grey Wolf, Inc.*	5,160	(34,985)
Oil States International, Inc.*	(37,640)

(1,504,216)
Keryx Biopharmaceuticals, Inc.*	(3)
Penwest Pharmaceuticals Co.*	(10)
LCA-Vision, Inc.	1	(12)
Molecular Insight
Pharmaceuticals, Inc.*	3	(20)
PharmaNet Development
Group, Inc.*	1	(25)
GTx, Inc.*	2	(32)
Trizetto Group, Inc.*	2	(33)
Conceptus, Inc.*	4	(74)
Luminex Corp.*	4	(79)
Idenix Pharmaceuticals*	120	(602)
Analogic Corp.	10	(665)
SurModics, Inc.*	30	(1,256)
American Dental Partners, Inc.*	(1,354)
Eclipsys Corp.*	80	(1,569)
KV Pharmaceutical Co. —
Class A*	80	(1,997)
Allos Therapeutics, Inc.*	340	(2,067)
Cubist Pharmaceuticals, Inc.*	(2,210)
Amsurg Corp.*	100	(2,368)
Salix Pharmaceuticals Ltd.*	(2,386)
Nighthawk Radiology
Holdings, Inc.*	310	(2,902)
Martek Biosciences Corp.*	(3,057)
Amedisys, Inc.*	80	(3,147)
Bruker BioSciences Corp.*	(3,232)
RehabCare Group*	240	(3,600)
Gentiva Health Services, Inc.*	(3,699)
Omnicell, Inc.*	190	(3,819)
Genomic Health, Inc.*	220	(4,156)
Omrix Biopharmaceuticals, Inc.*	(4,620)
Medicis Pharmaceutical
Corp. — Class A	240	(4,726)
Centene Corp.*	340	(4,740)
TranS1*	430	(5,009)
Vanda Pharmaceuticals, Inc.*	(5,186)
Virtual Radiologic Corp.*	350	(5,348)
Applera Corp. - Celera Group*	(5,454)
Noven Pharmaceuticals, Inc.*	(5,478)
Universal American
Financial Corp.*	520	(5,512)
AMN Healthcare Services, Inc.*	(5,551)
Par Pharmaceutical Cos., Inc.*	(5,565)

310

610

1,200

4,450

410

370

1,160

1,480

300

530

1,880

2,210

1,260

1,580

1,040

511

840

5

4

140

120

380

100

210

170

330

1,340

371

610

360

320

MARKET	MARKET
SHARES	(NOTE 1)	SHARES	(NOTE 1)

VALUE	VALUE

INVERSE RUSSELL 2000® STRATEGY FUND

SCHEDULE OF INVESTMENTS (continued)

THE RYDEX SERIES FUNDS ANNUAL REPORT

102	See Notes to Financial Statements.

March 31, 2008
Cambrex Corp.	810	$(5,613)	Acadia Pharmaceuticals, Inc.*	$(13,771)
Emergency Medical	Chemed Corp.	330	(13,926)
Services Corp. — Class A*	(5,926)	ev3, Inc.*	1,790	(14,571)
Tercica*	1,050	(6,016)	inVentiv Health, Inc.*	510	(14,693)
Phase Forward, Inc.*	380	(6,490)	Viropharma, Inc.*	1,670	(14,930)
NxStage Medical, Inc.*	1,540	(6,653)	Owens & Minor, Inc.	380	(14,949)
Neurocrine Biosciences, Inc.*	(6,750)	Myriad Genetics, Inc.*	390	(15,713)
Spectranetics Corp.*	810	(6,772)	Jazz Pharmaceuticals*	1,750	(15,785)
Vital Images, Inc.*	460	(6,817)	I-Flow Corp.*	1,130	(15,854)
Cadence Pharmaceuticals, Inc.*	(7,081)	Affymax, Inc.*	1,200	(16,920)
Altus Pharmaceuticals, Inc.*	(7,280)	Biodel, Inc.*	1,570	(17,035)
Align Technology, Inc.*	680	(7,555)	Nektar Therapeutics*	2,460	(17,072)
Meridian Bioscience, Inc.	231	(7,722)	Allscripts Healthcare
Emeritus Corp.*	380	(7,927)	Solutions, Inc.*	1,690	(17,441)
Accuray, Inc.*	1,030	(8,044)	Auxilium Pharmaceuticals, Inc.*	(17,648)
Maxygen*	1,250	(8,075)	STERIS Corp.	660	(17,708)
BioMimetic Therapeutics, Inc.*	(8,080)	Haemonetics Corp.*	300	(17,874)
Abaxis, Inc.*	370	(8,573)	Varian, Inc.*	320	(18,534)
Orexigen Therapeutics, Inc.*	(8,961)	Magellan Health Services, Inc.*	(18,654)
Volcano Corp.*	720	(9,000)	MAP Pharmaceuticals*	1,340	(18,720)
Air Methods Corp.*	190	(9,190)	Healthspring, Inc.*	1,340	(18,867)
ICU Medical, Inc.*	320	(9,206)	Arena Pharmaceuticals, Inc.*	(18,878)
Palomar Medical	Insulet Corp.*	1,320	(19,008)
Technologies, Inc.*	630	(9,513)	Cyberonics, Inc.*	1,320	(19,140)
Progenics Pharmaceuticals, Inc.*	(9,534)	BMP Sunstone Corp.*	2,500	(19,150)
Bio-Reference Labs, Inc.*	380	(10,043)	Micrus Endovascular Corp.*	(19,529)
Ligand Pharmaceuticals, Inc. —	Human Genome Sciences, Inc.*	(19,732)
Class B	2,540	(10,160)	Sirtris Pharmaceuticals*	1,540	(20,005)
Metabolix, Inc.*	930	(10,184)	Array Biopharma, Inc.*	2,860	(20,049)
Assisted Living Concepts,	Healthways, Inc.*	570	(20,144)
Inc. — Class A*	1,780	(10,484)	Lifecell Corp.*	480	(20,174)
Greatbatch, Inc.*	570	(10,494)	Landauer, Inc.	410	(20,639)
Mentor Corp.	412	(10,597)	Psychiatric Solutions, Inc.*	(21,030)
Trubion Pharmaceuticals*	(10,667)	Thoratec Corp.*	1,480	(21,149)
Enzo Biochem, Inc.*	1,180	(10,726)	Bio-Rad Laboratories, Inc. —
Dionex Corp.*	141	(10,856)	Class A*	240	(21,348)
Stereotaxis, Inc.*	1,900	(11,248)	Abiomed, Inc.*	1,680	(22,075)
Cross Country Healthcare, Inc.*	(11,257)	Kensey Nash Corp.*	770	(22,292)
Matria Healthcare*	510	(11,373)	Medivation, Inc.*	1,570	(22,341)
HMS Holdings Corp.*	400	(11,420)	PharMerica Corp.*	1,370	(22,701)
AMERIGROUP Corp.*	421	(11,506)	Rigel Pharmaceuticals, Inc.*	(22,765)
Parexel International Corp.*	(11,510)	Kindred Healthcare, Inc.*	(22,964)
Medicines Co.*	581	(11,736)	XenoPort, Inc.*	570	(23,068)
Apria Healthcare Group, Inc.*	(11,850)	Cepheid, Inc.*	960	(23,414)
Sunrise Senior Living, Inc.*	(12,254)	Zymogenetics, Inc.*	2,400	(23,520)
Alexza Pharmaceuticals, Inc.*	(12,590)	Wright Medical Group, Inc.*	(23,657)
Nanosphere*	1,470	(12,730)	Alnylam Pharmaceuticals, Inc.*	(23,668)
Masimo Corp.*	490	(12,740)	Acorda Therapeutics, Inc.*	(24,053)
NuVasive, Inc.*	370	(12,769)	OSI Pharmaceuticals, Inc.*	(24,677)
Affymetrix, Inc.*	740	(12,883)	HealthExtras, Inc.*	1,030	(25,585)
Halozyme Therapeutics*	2,050	(13,038)	Isis Pharmaceuticals, Inc.*	(26,527)
Indevus Pharmaceuticals, Inc.*	(13,165)	InterMune, Inc.*	1,820	(26,536)
TomoTherapy, Inc.*	920	(13,202)	Valeant Pharmaceuticals
Orthofix International NV*	(13,522)	International*	2,120	(27,200)
Momenta Pharmaceuticals, Inc.*	(13,663)	Exelixis, Inc.*	3,950	(27,453)

|

1,520

240

1,250

1,190

1,600

660

1,010

870

470

2,760

1,460

1,580

3,350

620

1,130

910

1,220

441

1,050

600

550

1,830

980

970

1,340

660

1,880

2,760

340

1,250

MARKET	MARKET
SHARES	(NOTE 1)	SHARES	(NOTE 1)
Total Health Care
CONSUMER DISCRETIONARY (5.1)%

VALUE	VALUE

INVERSE RUSSELL 2000® STRATEGY FUND

SCHEDULE OF INVESTMENTS (continued)

THE RYDEX SERIES FUNDS ANNUAL REPORT

See Notes to Financial Statements.	|	103

March 31, 2008
Alpharma, Inc. — Class A*	$(27,521)	Retail Ventures, Inc.*	280	$(1,358)
American Medical Systems	CSS Industries, Inc.	50	(1,748)
Holdings, Inc.*	2,010	(28,522)	Weyco Group	60	(1,780)
United Therapeutics Corp.*	(29,478)	Stein Mart	340	(1,911)
Medarex, Inc.*	3,360	(29,736)	Kenneth Cole Productions	(2,033)
AMAG Pharmaceuticals, Inc.*	(30,323)	Ambassadors International, Inc.	(2,149)
Regeneron Pharmaceuticals, Inc.*	(30,704)	Sturm Ruger &*	340	(2,802)
PSS World Medical, Inc.*	(31,154)	Ambassadors Group, Inc.	150	(2,833)
Alkermes, Inc.*	2,700	(32,076)	CPI Corp.	170	(2,936)
Incyte Corp.*	3,160	(33,212)	Triarc Cos.	430	(2,971)
Savient Pharmaceuticals, Inc.*	(35,800)	Lin TV Corp.*	310	(2,979)
Inverness Medical	Skechers U.S.A., Inc. — Class A*	(3,031)
Innovations, Inc.*	1,210	(36,421)	Callaway Golf Co.	220	(3,230)
Onyx Pharmaceuticals, Inc.*	(38,029)	Cooper Tire & Rubber Co.	(3,458)
Perrigo Co.	1,010	(38,107)	Bob Evans Farms, Inc.	130	(3,587)
West Pharmaceutical	Scholastic Corp.*	120	(3,632)
Services, Inc.	920	(40,692)	Ulta Salon Cosmetics &
Healthsouth Corp.*	2,310	(41,095)	Fragrance*	270	(3,791)
Immucor, Inc.*	1,990	(42,467)	Big 5 Sporting Goods Corp.	(3,859)
Alexion Pharmaceuticals, Inc.*	(45,661)	Buffalo Wild Wings, Inc.*	160	(3,920)
BioMarin Pharmaceuticals, Inc.*	(61,544)	Haverty Furniture Cos.	370	(3,937)
Illumina, Inc.*	1,070	(81,213)	Town Sports International
Hologic, Inc.*	1,980	(110,088)	Holdings, Inc.*	620	(3,974)
American Axle & Manufacturing
Holdings, Inc.	200	(4,100)
Carmike Cinemas, Inc.	400	(4,112)
MarineMax, Inc.*	340	(4,236)
Pre-Paid Legal Services*	100	(4,241)
Spartan Motors, Inc.	511	(4,323)
Global Sources Ltd.*	310	(4,603)
Midas*	270	(4,641)
Blockbuster, Inc. — Class A*	(4,694)
Lodgenet Entertainment Corp.*	(4,811)
Aftermarket Technology Corp.*	(4,860)
Landry’s Restaurants	300	(4,884)
Zale Corp.*	251	(4,960)
Gaiam, Inc.*	290	(5,023)
Drew Industries*	220	(5,381)
Eddie Bauer Holdings, Inc.*	(5,796)
Martha Stewart Living
Omnimedia — Class A*	800	(5,944)
Bright Horizons Family
Solutions, Inc.*	140	(6,026)
Lithia Motors	600	(6,096)
Maidenform Brands*	390	(6,345)
Shuffle Master, Inc.*	1,220	(6,527)
Christopher & Banks Corp.	(6,593)
Isle of Capri Casinos, Inc.*	(6,864)
Shoe Carnival*	510	(6,900)
MTR Gaming Group, Inc.*	(6,930)
Casual Male Retail Group, Inc.*	(6,972)
Sauer-Danfoss, Inc.	320	(7,085)
Cato Corp.	480	(7,171)
HOT Topic, Inc.*	1,670	(7,198)

(2,495,987)
Nautilus, Inc.	1	(3)
Media General, Inc. — Class A	(14)
Hayes Lemmerz
International, Inc.*	7	(20)
Lee Enterprises, Inc.	2	(20)
Tempur-Pedic International, Inc.	(22)
PF Chang’s China Bistro, Inc.*	(28)
Core-Mark Holding Co., Inc.*	(29)
Life Time Fitness, Inc.*	1	(31)
NetFlix, Inc.*	1	(35)
Under Armour, Inc.*	1	(37)
Cabela’s, Inc.*	3	(42)
National Presto Industries, Inc.	(52)
Blue Nile, Inc.*	1	(54)
Valassis Communications, Inc.*	(228)
McCormick & Schmick’s
Seafood Restaurants*	30	(349)
Build-A-Bear Workshop, Inc.*	(364)
Blyth, Inc.	20	(394)
G-III Apparel Group*	30	(403)
Ruth’s Chris Steak House*	60	(415)
Arctic Cat, Inc.	60	(437)
Iconix Brand Group, Inc.*	30	(520)
DG FastChannel*	30	(575)
Standard Motor Products	100	(612)
Monaco Coach Corp.	100	(948)
West Marine*	180	(1,255)
Tuesday Morning Corp.*	250	(1,295)
Valuevision Media*	240	(1,330)

1,050

340

120

750

290

1,600

1,870

1,790

150

1,310

231

440

770

1,740

1,440

790

250

1,490

660

960

990

1,660

1

2

1

1

1

21

40

MARKET	MARKET
SHARES	(NOTE 1)	SHARES	(NOTE 1)

VALUE	VALUE

INVERSE RUSSELL 2000® STRATEGY FUND

SCHEDULE OF INVESTMENTS (continued)

THE RYDEX SERIES FUNDS ANNUAL REPORT

104	See Notes to Financial Statements.

March 31, 2008
Exide Technologies*	582	$(7,624)	Visteon Corp.*	3,600	$(13,536)
CSK Auto Corp.*	820	(7,634)	Hibbett Sports, Inc.*	880	(13,587)
Lifetime Brands	860	(7,688)	Libbey, Inc.	810	(13,640)
Jo-Ann Stores, Inc.*	530	(7,807)	WMS Industries, Inc.*	380	(13,669)
Zumiez, Inc.*	510	(8,002)	Corinthian Colleges, Inc.*	(14,243)
Jackson Hewitt Tax Service, Inc.	(8,029)	Movado Group	740	(14,423)
Tenneco, Inc.*	301	(8,410)	99 Cents Only Stores*	1,500	(14,835)
Dress Barn, Inc.*	650	(8,411)	Childrens Place Retail
Ethan Allen Interiors, Inc.	300	(8,529)	Stores, Inc.*	610	(14,982)
Amerigon, Inc.*	580	(8,584)	Deckers Outdoor Corp.*	140	(15,095)
BJ’s Restaurants, Inc.*	600	(8,646)	Sonic Automotive, Inc.	740	(15,207)
Capella Education Co.*	160	(8,736)	Stage Stores, Inc.	960	(15,552)
Rent-A-Center, Inc.*	481	(8,826)	Fossil, Inc.*	510	(15,575)
Entercom Communications	Furniture Brands
Corp. — Class A	910	(9,036)	International, Inc.	1,350	(15,795)
Volcom, Inc.*	450	(9,094)	CKE Restaurants, Inc.	1,410	(15,820)
Citi Trends, Inc.*	500	(9,225)	Group 1 Automotive, Inc.	680	(15,966)
Stewart Enterprises, Inc. —	ArvinMeritor, Inc.	1,281	(16,025)
Class A	1,440	(9,245)	Peet’s Coffee & Tea, Inc.*	690	(16,222)
Bebe Stores, Inc.	900	(9,675)	Ameristar Casinos, Inc.	890	(16,242)
Great Wolf Resorts, Inc.*	(9,698)	Sinclair Broadcast Group,
Borders Group, Inc.	1,680	(9,862)	Inc. — Class A	1,850	(16,483)
AFC Enterprises*	1,110	(9,979)	Shutterfly, Inc.*	1,120	(16,654)
Orbitz Worldwide, Inc.*	1,460	(10,059)	Charming Shoppes, Inc.*	(16,663)
Journal Communications,	Domino’s Pizza, Inc.	1,240	(16,728)
Inc. — Class A	1,370	(10,111)	Tween Brands, Inc.*	680	(16,823)
Interactive Data Corp.	360	(10,249)	Wolverine World Wide, Inc.	(16,826)
Monarch Casino & Resort*	(10,272)	Collective Brands, Inc.*	1,390	(16,847)
Nexstar Broadcasting Group*	(10,384)	Belo Corp. — Class A	1,610	(17,018)
California Pizza Kitchen, Inc.*	(10,488)	Flagstone Reinsurance
Oxford Industries, Inc.	470	(10,589)	Holdings Ltd.	1,453	(17,581)
PEP Boys-Manny Moe & Jack	(11,056)	Morningstar, Inc.*	290	(17,791)
Steak N Shake Co.*	1,410	(11,097)	Universal Technical
Ruby Tuesday, Inc.	1,510	(11,325)	Institute, Inc.*	1,530	(17,947)
Value Line	250	(11,475)	Columbia Sportswear Co.	(18,052)
Helen of Troy Ltd.*	700	(11,739)	Dolan Media Co.*	900	(18,099)
INVESTools, Inc.*	1,070	(11,759)	Papa John’s International, Inc.*	(18,157)
Dover Downs Gaming &	Pinnacle Entertainment, Inc.*	(18,816)
Entertainment, Inc.	1,390	(11,829)	AH Belo Corp. — Class A*	(18,860)
Fleetwood Enterprises, Inc.*	(12,190)	FGX International Holdings Ltd.*	(18,897)
Fred’s, Inc.	1,200	(12,300)	Fisher Communications*	610	(19,008)
Skyline Corp.	450	(12,519)	Pier 1 Imports, Inc.*	3,070	(19,280)
Entravision Communications	Steinway Musical Instruments*	(19,394)
Corp. — Class A*	1,930	(12,854)	RC2 Corp.*	930	(19,502)
Leapfrog Enterprises, Inc.*	(12,901)	Lodgian, Inc.*	1,770	(19,736)
Asbury Automotive Group, Inc.	(12,934)	Jakks Pacific, Inc.*	720	(19,850)
Texas Roadhouse, Inc.*	1,320	(12,936)	Pacific Sunwear Of California*	(20,176)
American Greetings Corp. —	Sally Beauty Holdings, Inc.*	(20,217)
Class A	700	(12,985)	GSI Commerce, Inc.*	1,540	(20,251)
Modine Manufacturing Co.	(13,041)	Knology, Inc.*	1,650	(21,368)
Brown Shoe Co., Inc.	870	(13,111)	Steven Madden Ltd.*	1,250	(21,413)
Morgans Hotel Group Co.*	(13,190)	Champion Enterprises, Inc.*	(21,464)
Charlotte Russe Holding, Inc.*	(13,352)	Gymboree Corp.*	540	(21,535)
Books-A-Million, Inc.	1,530	(13,372)	Speedway Motorsports, Inc.	(21,560)
|

1,970

700

1,520

3,450

580

580

1,760

800

1,110

410

750

1,470

1,650

2,650

1,580

680

1,830

940

1,600

2,930

900

890

2,140

770

860

MARKET	MARKET
SHARES	(NOTE 1)	SHARES	(NOTE 1)
Total Consumer Discretionary
INDUSTRIALS (6.1)%

VALUE	VALUE

INVERSE RUSSELL 2000® STRATEGY FUND

SCHEDULE OF INVESTMENTS (continued)

THE RYDEX SERIES FUNDS ANNUAL REPORT

See Notes to Financial Statements.	|	105

March 31, 2008
Matthews International Corp. —	Franklin Electric Co., Inc.	2	$(68)
Class A	450	$(21,713)	Diamond Management &
Jack in the Box, Inc.*	810	(21,765)	Technology Consultants	140	(903)
Live Nation, Inc.*	1,820	(22,077)	Marten Transport*	70	(1,086)
K-Swiss, Inc. — Class A	1,430	(22,623)	Miller Industries*	130	(1,252)
Universal Electronics, Inc.*	(23,000)	COMSYS IT Partners*	150	(1,269)
Primedia, Inc.	3,130	(23,006)	LECG Corp.*	180	(1,685)
RCN Corp.*	2,100	(23,478)	Watsco, Inc.	41	(1,698)
Steiner Leisure Ltd.*	740	(24,420)	Twin Disc	110	(1,740)
Men’s Wearhouse, Inc.	1,050	(24,434)	Wabash National Corp.	220	(1,978)
Churchill Downs	520	(24,565)	Encore Wire Corp.	120	(2,185)
CBRL Group, Inc.	690	(24,681)	Sun Hydraulics Corp.	91	(2,664)
Carter’s, Inc.*	1,570	(25,356)	Hudson Highland Group*	330	(2,795)
Sotheby’s	901	(26,048)	Kenexa Corp.*	170	(3,142)
Aeropostale, Inc.*	1,000	(27,110)	Taser International, Inc.*	360	(3,384)
Bally Technologies, Inc.*	790	(27,129)	Mueller Industries, Inc.	120	(3,462)
Timberland Co. — Class A*	(27,323)	RSC Holdings*	340	(3,706)
CEC Entertainment, Inc.*	950	(27,436)	Pinnacle Airlines Corp.*	440	(3,841)
Lear Corp.*	1,090	(28,242)	Ampco-Pittsburgh Corp.	90	(3,869)
Regis Corp.	1,070	(29,414)	DynCorp International, Inc. —
Coinstar, Inc.*	1,060	(29,828)	Class A*	240	(4,003)
J Crew Group, Inc.*	690	(30,477)	Genco Shipping & Trading Ltd.	(4,007)
Marvel Entertainment, Inc.*	(31,612)	Chart Industries, Inc.*	120	(4,061)
Quiksilver, Inc.*	3,260	(31,981)	Forward Air Corp.	122	(4,324)
Gemstar-TV Guide	Bowne & Co., Inc.	290	(4,422)
International, Inc.*	6,910	(32,477)	Accuride Corp.*	550	(4,499)
Aaron Rents, Inc.	1,510	(32,525)	ICT Group, Inc.*	450	(4,540)
National CineMedia, Inc.	(33,495)	Pacer International, Inc.	302	(4,962)
Arbitron, Inc.	880	(37,981)	Dollar Thrifty Automotive Group*	(5,456)
Gaylord Entertainment Co.*	(38,468)	Saia*	350	(5,551)
DeVry, Inc.	950	(39,748)	Builders FirstSource, Inc.*	770	(5,590)
Sonic Corp.*	1,820	(40,113)	Kimball International	530	(5,682)
Vail Resorts, Inc.*	920	(44,427)	Park-Ohio Holdings Corp.*	(5,813)
LKQ Corp.*	2,100	(47,187)	Regal-Beloit Corp.	160	(5,861)
Tupperware Brands Corp.	(47,190)	Hardinge	440	(6,054)
Warnaco Group, Inc.*	1,270	(50,089)	Greenbrier Cos., Inc.	231	(6,126)
Strayer Education, Inc.	330	(50,325)	TurboChef Technologies, Inc.*	(6,129)
Chipotle Mexican Grill, Inc.*	(57,283)	Eagle Bulk Shipping, Inc.	241	(6,208)
priceline.com, Inc.*	690	(83,393)	Triumph Group, Inc.	110	(6,262)
Stanley, Inc.*	220	(6,481)
Cubic Corp.	230	(6,539)
Ameron International Corp.	(6,547)
Apogee Enterprises, Inc.	430	(6,622)
United Stationers, Inc.*	140	(6,678)
Federal Signal Corp.	480	(6,701)
Huron Consulting Group, Inc.*	(7,063)
Universal Forest Products, Inc.	(7,084)
Griffon Corp.*	840	(7,224)
Exponent*	220	(7,225)
Innovative Solutions &
Support, Inc.*	720	(7,610)
LB Foster Co. — Class A*	(7,751)
Ultrapetrol Bahamas*	760	(7,782)
Baldor Electric Co.	281	(7,868)

(2,817,433)
PGT, Inc.*	4	(11)
EnerNOC, Inc.*	1	(11)
Gibraltar Industries, Inc.	1	(12)
Interface, Inc. — Class A	1	(14)
Horizon Lines, Inc. — Class A	(19)
Cenveo, Inc.*	2	(21)
Superior Essex, Inc.*	1	(28)
Kaman Corp.	1	(28)
Raven Industries, Inc.	1	(30)
Tecumseh Products Co. —
Class A*	1	(31)
Astec Industries, Inc.*	1	(39)
Middleby Corp.*	1	(62)

950

1,990

71

1,180

1,490

400

1,270

370

1,220

940

590

70

170

220

180

1

MARKET	MARKET
SHARES	(NOTE 1)	SHARES	(NOTE 1)

VALUE	VALUE

INVERSE RUSSELL 2000® STRATEGY FUND

SCHEDULE OF INVESTMENTS (continued)

THE RYDEX SERIES FUNDS ANNUAL REPORT

106	See Notes to Financial Statements.

March 31, 2008
EnerSys*	330	$(7,894)	JetBlue Airways Corp.*	2,510	$(14,558)
Integrated Electrical Services*	(8,012)	Actuant Corp. — Class A	490	(14,803)
Applied Industrial	FuelCell Energy, Inc.*	2,300	(15,295)
Technologies, Inc.	270	(8,070)	NACCO Industries	190	(15,379)
Insteel Industries, Inc.	700	(8,141)	Lawson Products, Inc.	560	(15,428)
H&E Equipment Services, Inc.*	(8,170)	Universal Truckload Services*	(15,444)
Protection One, Inc.*	860	(8,247)	IKON Office Solutions, Inc.	(15,656)
Consolidated Graphics, Inc.*	(8,407)	AO Smith Corp.	480	(15,778)
EnPro Industries, Inc.*	270	(8,421)	Tennant Co.	400	(15,924)
Argon ST, Inc.*	500	(8,505)	Deluxe Corp.	840	(16,136)
Ennis	510	(8,558)	Acuity Brands, Inc.	380	(16,321)
Heidrick & Struggles	Badger Meter, Inc.	380	(16,416)
International, Inc.	280	(9,108)	Skywest, Inc.	780	(16,474)
II-VI, Inc.*	251	(9,533)	Alaska Air Group, Inc.*	840	(16,481)
Team*	360	(9,828)	Tredegar Corp.	920	(16,753)
NCI Building Systems, Inc.*	(9,922)	M&F Worldwide Corp.*	460	(17,199)
Flow International Corp.*	(10,033)	Multi-Color Corp.	770	(17,217)
Simpson Manufacturing Co., Inc.	(10,057)	Patriot Transportation
Viad Corp.	280	(10,083)	Holding, Inc.*	220	(17,257)
American Reprographics Co.*	(10,091)	Gehl*	1,020	(17,279)
Orbital Sciences Corp.*	430	(10,363)	Aecom Technology Corp.*	(17,687)
Compx International, Inc.	(10,488)	ESCO Technologies, Inc.*	450	(17,874)
TrueBlue, Inc.*	790	(10,618)	Curtiss-Wright Corp.	431	(17,878)
Insituform Technologies, Inc. —	Duff & Phelps Corp.*	1,000	(17,990)
Class A*	770	(10,649)	Electro Rent Corp.	1,210	(18,331)
Allegiant Travel Co.*	410	(10,832)	Standard Parking Corp.*	880	(18,445)
Robbins & Myers, Inc.	340	(11,101)	TeleTech Holdings, Inc.*	830	(18,642)
Ladish Co., Inc.*	310	(11,160)	Mobile Mini, Inc.*	1,000	(19,000)
American Woodmark Corp.	(11,308)	Hurco Cos.*	410	(19,180)
EMCOR Group, Inc.*	511	(11,349)	MTC Technologies, Inc.*	820	(19,500)
Powell Industries, Inc.*	290	(11,417)	Vicor Corp.	1,640	(19,582)
Esterline Technologies Corp.*	(11,585)	Courier Corp.	790	(19,710)
Perini Corp.*	320	(11,594)	GeoEye*	760	(19,752)
Administaff, Inc.	500	(11,805)	Dynamex*	790	(19,987)
Cascade Corp.	240	(11,834)	Arlington Tankers Ltd.	960	(20,160)
Amrep Corp.	230	(12,029)	Teledyne Technologies, Inc.*	(20,210)
Herman Miller, Inc.	491	(12,064)	Cornell Cos., Inc.*	930	(20,888)
Innerworkings, Inc.*	860	(12,066)	AAON, Inc.	1,070	(21,432)
Airtran Holdings, Inc.*	1,831	(12,085)	GenCorp, Inc.*	2,090	(21,506)
Great Lakes Dredge & Dock	Evergreen Solar, Inc.*	2,340	(21,692)
Corp. Co.	2,340	(12,098)	Gorman-Rupp Co.	660	(21,707)
American Commercial	Briggs & Stratton Corp.	1,240	(22,196)
Lines, Inc.*	790	(12,482)	Resources Connection, Inc.	(22,337)
Dynamic Materials Corp.	290	(12,528)	Ceradyne, Inc.*	700	(22,372)
AZZ, Inc.*	360	(12,809)	TAL International Group, Inc.	(22,391)
Beacon Roofing Supply, Inc.*	(13,100)	American Superconductor
CoStar Group, Inc.*	310	(13,330)	Corp.*	970	(22,494)
Belden, Inc.	380	(13,422)	ACCO Brands Corp.*	1,660	(22,526)
Arkansas Best Corp.	430	(13,700)	Kadant*	770	(22,623)
Interline Brands*	750	(13,912)	FreightCar America, Inc.	660	(22,638)
Valmont Industries, Inc.	160	(14,062)	Northwest Pipe Co.*	560	(23,794)
Knoll, Inc.	1,220	(14,079)	HUB Group, Inc. — Class A*	(24,010)
Kelly Services	690	(14,186)	Blount International, Inc.*	(24,493)
American Science &	Healthcare Services Group	(24,562)
Engineering, Inc.	260	(14,188)	Navigant Consulting, Inc.*	(25,054)

|

510

650

740

2,060

150

410

1,080

370

680

680

1,140

550

230

430

1,250

950

1,310

730

1,980

1,190

1,320

MARKET	MARKET
SHARES	(NOTE 1)	SHARES	(NOTE 1)
Total Industrials
INFORMATION TECHNOLOGY (6.2)%

VALUE	VALUE

INVERSE RUSSELL 2000® STRATEGY FUND

SCHEDULE OF INVESTMENTS (continued)

THE RYDEX SERIES FUNDS ANNUAL REPORT

See Notes to Financial Statements.	|	107

March 31, 2008
Rollins, Inc.	1,420	$(25,120)	Sigma Designs, Inc.*	1	$(23)
Korn/Ferry International*	(25,181)	Infospace, Inc.	2	(23)
Barnes Group, Inc.	1,110	(25,474)	RF Micro Devices, Inc.*	9	(24)
Amerco, Inc.*	460	(26,261)	Avid Technology, Inc.*	1	(24)
Layne Christensen Co.*	760	(26,615)	Rackable Systems, Inc.*	3	(27)
Lindsay Corp.	260	(26,642)	Quality Systems, Inc.	1	(30)
Mcgrath Rentcorp	1,120	(27,003)	Sybase, Inc.*	2	(53)
Werner Enterprises, Inc.	1,520	(28,211)	3Com Corp.*	23	(53)
Watson Wyatt Worldwide, Inc. —	SYNNEX Corp.*	3	(64)
Class A	500	(28,375)	Limelight Networks*	250	(810)
Titan International, Inc.	940	(28,773)	Standard Microsystems Corp.*	(875)
EnergySolutions	1,270	(29,134)	DSP Group*	70	(892)
CIRCOR International, Inc.	(29,137)	Monolithic Power Systems, Inc.*	(899)
Woodward Governor Co.	(29,392)	Mantech International Corp. —
Atlas Air Worldwide	Class A*	20	(907)
Holdings, Inc.*	540	(29,700)	FARO Technologies, Inc.*	31	(967)
Heartland Express, Inc.	2,130	(30,374)	Euronet Worldwide, Inc.*	60	(1,156)
Granite Construction, Inc.	950	(31,074)	Orbcomm*	240	(1,190)
Energy Conversion Devices, Inc.*	(31,096)	Novatel Wireless, Inc.*	150	(1,452)
Watts Water Technologies,	Scansource, Inc.*	42	(1,520)
Inc. — Class A	1,120	(31,394)	SonicWALL, Inc.*	240	(1,961)
RBC Bearings, Inc.*	850	(31,561)	Anadigics, Inc.*	310	(2,034)
Heico Corp.	650	(31,688)	Plantronics, Inc.	110	(2,124)
Tetra Tech, Inc.*	1,650	(32,192)	Taleo Corp.*	120	(2,328)
GrafTech International Ltd.*	(33,068)	Epicor Software Corp.*	210	(2,352)
Old Dominion Freight Line, Inc.*	(33,740)	Global Cash Access
AAR Corp.*	1,240	(33,815)	Holdings, Inc.*	410	(2,403)
Advisory Board Co.*	620	(34,063)	Immersion Corp.*	340	(2,417)
ABM Industries, Inc.	1,520	(34,109)	Cavium Networks, Inc.*	150	(2,460)
Albany International Corp. —	Trident Microsystems*	500	(2,575)
Class A	970	(35,056)	LoJack Corp.*	220	(2,781)
Genesee & Wyoming, Inc. —	IPG Photonics Corp.*	180	(2,824)
Class A*	1,020	(35,088)	Deltek*	220	(2,856)
Clean Harbors, Inc.*	540	(35,100)	SRA International, Inc. —
IHS, Inc.*	560	(36,014)	Class A*	120	(2,917)
Mine Safety Appliances Co.	(36,247)	BigBand Networks, Inc.*	560	(3,209)
Kaydon Corp.	870	(38,202)	Viasat, Inc.*	150	(3,258)
Hexcel Corp.*	2,070	(39,558)	Knot*	280	(3,290)
Moog, Inc.*	980	(41,366)	Tivo, Inc.*	390	(3,416)
Geo Group, Inc.*	1,500	(42,660)	Interactive Intelligence, Inc.*	(4,119)
Nordson Corp.	800	(43,080)	Comverge, Inc.*	400	(4,132)
Brady Corp. — Class A	1,400	(46,802)	Ciber*	860	(4,214)
Wabtec Corp.	1,270	(47,828)	Comtech Group, Inc.*	420	(4,532)
Clarcor, Inc.	1,360	(48,348)	Omnivision Technologies, Inc.*	(4,541)
UAP Holding Corp.	1,350	(51,759)	Newport Corp.*	410	(4,580)
FTI Consulting, Inc.*	741	(52,641)	Gevity HR	530	(4,590)
Waste Connections, Inc.*	(53,795)	Blackbaud, Inc.	192	(4,662)
Bucyrus International, Inc. —	United Online, Inc.	450	(4,752)
Class A	550	(55,908)	CMGI, Inc.*	360	(4,774)
Walter Industries, Inc.	1,150	(72,025)	Aruba Networks, Inc.*	960	(5,002)
Liquidity Services, Inc.*	630	(5,040)
AsiaInfo Holdings, Inc.*	490	(5,321)
Atheros Communications, Inc.*	(5,439)
Silicon Graphics, Inc.*	460	(5,456)

(3,382,191)
Spansion, Inc.*	1	(3)
Powerwave Technologies, Inc.*	(20)

1,490

30

630

51

1,100

1,040

2,040

1,060

880

350

270

1,750

261

8

MARKET	MARKET
SHARES	(NOTE 1)	SHARES	(NOTE 1)

VALUE	VALUE

INVERSE RUSSELL 2000® STRATEGY FUND

SCHEDULE OF INVESTMENTS (continued)

THE RYDEX SERIES FUNDS ANNUAL REPORT

108	See Notes to Financial Statements.

March 31, 2008
PROS Holdings, Inc.*	440	$(5,522)	Technitrol, Inc.	460	$(10,640)
Checkpoint Systems, Inc.*	210	(5,638)	j2 Global Communications, Inc.*	(10,714)
Dycom Industries, Inc.*	470	(5,645)	Intevac, Inc.*	830	(10,748)
Amkor Technology, Inc.*	532	(5,692)	FEI Co.*	500	(10,915)
Nextwave Wireless, Inc.*	(5,706)	Symyx Technologies*	1,480	(11,100)
Netezza Corp.*	620	(5,729)	Acme Packet, Inc.*	1,400	(11,186)
Blue Coat Systems, Inc.*	261	(5,752)	MAXIMUS, Inc.	310	(11,380)
Rudolph Technologies*	600	(5,862)	Diodes, Inc.*	520	(11,419)
Advanced Analogic	Cogent, Inc.*	1,220	(11,505)
Technologies, Inc.*	1,050	(5,901)	Ness Technologies, Inc.*	(11,673)
L-1 Identity Solutions, Inc.*	(5,985)	SAVVIS, Inc.*	720	(11,714)
Travelzoo, Inc.*	550	(6,072)	Starent Networks Corp.*	870	(11,745)
Data Domain, Inc.*	270	(6,426)	S1 Corp.*	1,660	(11,803)
Internap Network Services Corp.*	(6,448)	CACI International, Inc. —
Macrovision Corp.*	480	(6,480)	Class A*	260	(11,843)
Perficient, Inc.*	820	(6,511)	3PAR*	1,730	(11,902)
Hutchinson Technology, Inc.*	(6,523)	Netgear, Inc.*	620	(12,369)
Sourcefire, Inc.*	1,120	(6,675)	Radisys Corp.*	1,240	(12,512)
MPS Group, Inc.*	581	(6,867)	Electronics for Imaging*	860	(12,831)
SiRF Technology Holdings, Inc.*	(6,922)	Volterra Semiconductor Corp.*	(13,029)
Isilon Systems*	1,450	(7,076)	Compellent Technologies*	(13,176)
Progress Software Corp.*	240	(7,181)	VistaPrint Ltd.*	381	(13,316)
i2 Technologies*	650	(7,319)	Vocus, Inc.*	510	(13,464)
Littelfuse, Inc.*	210	(7,344)	Insight Enterprises, Inc.*	771	(13,492)
AuthenTec, Inc.*	760	(7,554)	Silicon Image, Inc.*	2,700	(13,527)
Kulicke & Soffa Industries, Inc.*	(7,839)	Imation Corp.	600	(13,644)
Synaptics, Inc.*	340	(8,119)	CSG Systems International, Inc.*	(13,758)
comScore, Inc.*	410	(8,225)	Art Technology Group, Inc.*	(13,852)
Black Box Corp.	270	(8,329)	Brooks Automation, Inc.*	(14,191)
Zoran Corp.*	610	(8,333)	Micrel, Inc.	1,550	(14,368)
Vasco Data Security	Perot Systems Corp. — Class A*	(14,438)
International, Inc.*	620	(8,482)	Daktronics, Inc.	810	(14,507)
Guidance Software, Inc.*	970	(8,681)	Avocent Corp.*	890	(15,041)
Smart Modular Technologies	Commvault Systems, Inc.*	(15,128)
WWH, Inc.*	1,400	(8,694)	Plexus Corp.*	550	(15,427)
Mercury Computer Systems*	(9,161)	Magma Design
Semtech Corp.*	640	(9,171)	Automation, Inc.*	1,620	(15,503)
Synchronoss Technologies, Inc.*	(9,214)	Cohu	970	(15,762)
Kemet Corp.*	2,340	(9,454)	Sapient Corp.*	2,270	(15,799)
Benchmark Electronics, Inc.*	(9,531)	TNS, Inc.*	770	(15,893)
Lawson Software, Inc.*	1,270	(9,563)	Forrester Research, Inc.*	600	(15,948)
Packeteer, Inc.*	1,880	(9,569)	Neutral Tandem*	890	(16,029)
Comtech Telecommunications	Wind River Systems, Inc.*	(16,099)
Corp.*	250	(9,750)	RealNetworks, Inc.*	2,850	(16,330)
Harris Stratex Networks, Inc. —	Cirrus Logic, Inc.*	2,450	(16,464)
Class A*	980	(9,829)	Advanced Energy
Infinera Corp.*	830	(9,960)	Industries, Inc.*	1,250	(16,575)
Entegris, Inc.*	1,390	(9,994)	Mercadolibre, Inc.*	420	(16,699)
Emulex Corp.*	620	(10,069)	Bel Fuse, Inc. — Class B	600	(16,716)
Acacia Research - Acacia	Harmonic, Inc.*	2,210	(16,796)
Technologies*	1,780	(10,235)	DTS, Inc.*	700	(16,800)
Echelon Corp.*	760	(10,260)	MicroStrategy, Inc. — Class A*	(17,018)
Exar Corp.*	1,250	(10,287)	DealerTrack Holdings, Inc.*	(17,187)
Zygo Corp.*	840	(10,450)	Arris Group, Inc.*	3,040	(17,693)

|

480

1,130

1,230

450

1,300

410

1,360

1,150

1,060

1,640

1,210

3,570

1,460

960

1,220

1,630

460

531

2,080

230

850

MARKET	MARKET
SHARES	(NOTE 1)	SHARES	(NOTE 1)
Total Information Technology
FINANCIALS (7.6)%

VALUE	VALUE

INVERSE RUSSELL 2000® STRATEGY FUND

SCHEDULE OF INVESTMENTS (continued)

THE RYDEX SERIES FUNDS ANNUAL REPORT

See Notes to Financial Statements.	|	109

March 31, 2008
Advent Software, Inc.*	430	$(18,327)	Quest Software, Inc.*	2,440	$(31,891)
Renaissance Learning, Inc.	(18,327)	PMC - Sierra, Inc.*	5,650	(32,205)
Keynote Systems*	1,570	(18,510)	InterDigital, Inc.*	1,650	(32,687)
BladeLogic, Inc.*	660	(18,513)	Blackboard, Inc.*	1,000	(33,330)
TechTarget, Inc.*	1,310	(18,563)	CNET Networks, Inc.*	4,720	(33,512)
Sycamore Networks, Inc.*	(18,812)	Itron, Inc.*	390	(35,190)
Internet Capital Group, Inc.*	(18,846)	Micros Systems, Inc.*	1,060	(35,680)
SuccessFactors*	1,940	(18,934)	Gartner, Inc.*	1,900	(36,746)
Rubicon Technology*	660	(19,127)	TIBCO Software, Inc.*	5,230	(37,342)
Applied Micro Circuits Corp.*	(19,530)	Digital River, Inc.*	1,210	(37,474)
Supertex, Inc.*	960	(19,594)	Wright Express Corp.*	1,220	(37,491)
TriQuint Semiconductor, Inc.*	(19,633)	Intermec, Inc.*	1,690	(37,501)
Terremark Worldwide, Inc.*	(19,788)	Valueclick, Inc.*	2,240	(38,640)
Sohu.com, Inc.*	440	(19,857)	Informatica Corp.*	2,340	(39,920)
Jack Henry & Associates, Inc.	(19,983)	THQ, Inc.*	1,860	(40,548)
Cybersource Corp.*	1,380	(20,162)	Equinix, Inc.*	620	(41,224)
Monotype Imaging Holdings*	(20,247)	Ansys, Inc.*	1,280	(44,186)
Anixter International, Inc.*	(20,493)	ON Semiconductor Corp.*	(45,838)
Axcelis Technologies, Inc.*	(20,552)	Microsemi Corp.*	2,070	(47,196)
Ultimate Software Group, Inc.*	(20,741)	Take-Two Interactive
Mentor Graphics Corp.*	2,370	(20,927)	Software, Inc.*	1,850	(47,212)
Ariba, Inc.*	2,190	(21,155)	SAIC, Inc.*	3,000	(55,770)
Omniture, Inc.*	950	(22,049)	Nuance Communications, Inc.*	(62,850)
Stratasys, Inc.*	1,240	(22,072)	Flir Systems, Inc.*	2,700	(81,243)
Polycom, Inc.*	982	(22,134)
RightNow Technologies, Inc.*	(22,253)
ATMI, Inc.*	800	(22,264)
Hughes Communications, Inc.*	(22,299)
Parametric Technology Corp.*	(22,532)
Universal Display Corp.*	1,630	(23,342)
Sonus Networks, Inc.*	6,840	(23,530)
Actel Corp.*	1,550	(23,731)
Foundry Networks, Inc.*	2,070	(23,971)
EPIQ Systems*	1,560	(24,211)
Veeco Instruments, Inc.*	1,470	(24,446)
Park Electrochemical Corp.	(25,075)
Concur Technologies, Inc.*	(25,151)
Formfactor, Inc.*	1,330	(25,403)
MTS Systems Corp.	800	(25,808)
Rogers Corp.*	790	(26,394)
Tekelec*	2,130	(26,519)
Rofin-Sinar Technologies, Inc.*	(26,940)
Cognex Corp.	1,240	(27,069)
MKS Instruments, Inc.*	1,290	(27,606)
Solera Holdings*	1,140	(27,770)
Tessera Technologies, Inc.*	(27,872)
Net 1 UEPS Technologies, Inc.*	(28,413)
Earthlink, Inc.*	3,790	(28,615)
Ansoft Corp.*	960	(29,299)
ACI Worldwide, Inc.*	1,500	(29,880)
Cymer, Inc.*	1,160	(30,206)
Adtran, Inc.	1,640	(30,340)
Websense, Inc.*	1,660	(31,125)
Skyworks Solutions, Inc.*	(31,741)

(3,441,425)
Franklin Bank Corp.*	1	(3)
CBRE Realty Finance, Inc.	1	(4)
BankUnited Financial Corp. —
Class A	2	(10)
Santander BanCorp	1	(10)
Associated Estates Realty Corp.	(11)
Arbor Realty Trust, Inc.	1	(15)
Getty Realty Corp.	1	(16)
Friedman Billings Ramsey
Group, Inc. — Class A	10	(17)
Trustco Bank Corp.	2	(18)
Primus Guaranty*	6	(22)
National Financial Partners Corp.	(23)
Harleysville National Corp.	2	(29)
Universal Health Realty
Income Trust	1	(33)
Safety Insurance Group, Inc.	(34)
United Fire & Casualty Co.	1	(37)
Deerfield Capital Corp.	46	(64)
First Commonwealth
Financial Corp.	6	(70)
Greenlight Capital Re Ltd. —
Class A*	5	(93)
Westamerica Bancorporation	(105)
Enstar Group*	1	(111)
Pzena Investment Management	(226)
Nara Bancorp, Inc.	30	(390)
HFF, Inc.*	90	(451)

1,310

5,140

1,800

2,720

3,880

3,611

810

1,340

320

8,070

3,670

690

3,610

1,870

440

1,410

970

810

600

1,340

1,260

4,360

1

1

1

2

20

MARKET	MARKET
SHARES	(NOTE 1)	SHARES	(NOTE 1)

VALUE	VALUE

INVERSE RUSSELL 2000® STRATEGY FUND

SCHEDULE OF INVESTMENTS (continued)

THE RYDEX SERIES FUNDS ANNUAL REPORT

110	See Notes to Financial Statements.

March 31, 2008
K-Fed Bancorp	40	$(456)	Grubb & Ellis Co.	1,120	$(7,694)
Irwin Financial Corp.	90	(478)	Anthracite Capital, Inc.	1,210	(7,986)
LaBranche & Co., Inc.*	110	(479)	Prosperity Bancshares, Inc.	(8,311)
Preferred Bank	30	(501)	BRT Realty Trust	600	(8,406)
Superior Bancorp*	190	(944)	MarketAxess Holdings, Inc.*	(8,548)
Wilshire Bancorp	130	(993)	Asset Acceptance Capital Corp.	(8,571)
State Auto Financial Corp.	40	(1,165)	TradeStation Group, Inc.*	(8,776)
West Coast Bancorp	90	(1,313)	Hanmi Financial Corp.	1,200	(8,868)
Virginia Commerce Bancorp*	(1,607)	Independence Holding Co.	(8,940)
Horizon Financial Corp.	140	(1,933)	Cathay General Bancorp	480	(9,950)
BankAtlantic Bancorp, Inc. —	Provident Bankshares Corp.	(9,988)
Class A	510	(1,994)	Taylor Capital Group	610	(10,016)
Nelnet, Inc. — Class A	180	(2,115)	Glimcher Realty Trust	840	(10,046)
Great Southern Bancorp	140	(2,185)	Cowen Group*	1,430	(10,139)
GFI Group, Inc.	41	(2,349)	WesBanco	450	(11,120)
First Place Financial Corp.	190	(2,470)	First Industrial Realty Trust, Inc.	(11,120)
Resource America, Inc. —	Stewart Information
Class A	281	(2,656)	Services Corp.	400	(11,196)
Parkway Properties, Inc.	80	(2,957)	TICC Capital Corp.	1,490	(11,205)
Boston Private Financial	NBT Bancorp, Inc.	510	(11,322)
Holdings, Inc.	290	(3,071)	Entertainment Properties Trust	(11,346)
Acadia Realty Trust	140	(3,381)	LandAmerica Financial
Centennial Bank Holdings*	(3,391)	Group, Inc.	290	(11,446)
Lexington Realty Trust	240	(3,458)	Provident Financial Services, Inc.	(11,453)
World Acceptance Corp.*	110	(3,504)	MCG Capital Corp.	1,290	(11,726)
Community Bancorp*	260	(3,526)	Max Capital Group Ltd.	450	(11,786)
Ocwen Financial Corp.*	810	(3,596)	Capitol Bancorp	560	(11,838)
Cash America International, Inc.	(4,004)	Sterling Financial Corp.*	680	(11,866)
United Bankshares, Inc.	151	(4,024)	Central Pacific Financial
Ampal American Israel —	Corp. Co.	630	(11,876)
Class A*	630	(4,032)	Cohen & Steers, Inc.	460	(12,185)
Odyssey Re Holdings Corp.	(4,043)	Advance America Cash Advance
EMC Insurance Group	160	(4,302)	Centers, Inc.	1,620	(12,231)
Capital Corp. of the West	550	(4,411)	Rockville Financial	900	(12,330)
Advanta Corp. — Class B	630	(4,429)	Ezcorp, Inc. — Class A*	1,030	(12,679)
Medical Properties Trust	410	(4,641)	Sun Communities, Inc.	620	(12,710)
SWS Group, Inc.	380	(4,647)	Heartland Financial USA, Inc.	(12,908)
Strategic Hotels & Resorts, Inc.	(4,858)	Ares Capital Corp.	1,030	(12,947)
Integra Bank Corp.	310	(5,022)	Kite Realty Group Trust	930	(13,020)
Home Bancshares	250	(5,218)	Tejon Ranch Co.*	350	(13,062)
FCStone Group, Inc.*	190	(5,263)	SVB Financial Group*	300	(13,092)
Bancorp, Inc.*	440	(5,315)	DiamondRock Hospitality Co.	(13,304)
Anworth Mortgage Asset Corp.	(5,333)	NASB Financial, Inc.	510	(13,362)
MFA Mortgage Investments, Inc.	(5,418)	Amtrust Financial Services, Inc.	(13,454)
Education Realty Trust	440	(5,531)	Midland Co.	210	(13,635)
NewStar Financial, Inc.*	1,110	(5,750)	Sovran Self Storage, Inc.	320	(13,667)
Sunstone Hotel Investors, Inc.	(5,940)	Calamos Asset Management,
Ameris Bancorp	380	(6,103)	Inc. — Class A	840	(13,675)
eHealth, Inc.*	280	(6,180)	Banner Corp.	600	(13,824)
Extra Space Storage, Inc.	400	(6,476)	Sun Bancorp*	1,050	(13,829)
FelCor Lodging Trust, Inc.	542	(6,520)	First Cash Financial Services, Inc.*	(13,842)
Thomas Weisel Partners Group*	(6,686)	National Retail Properties, Inc.	(13,892)
Washington Trust Bancorp, Inc.	(7,198)	American Equity Investment Life
Delphi Financial Group, Inc. —	Holding Co.	1,580	(14,662)
Class A	260	(7,600)	Ashford Hospitality Trust, Inc.	(14,711)

|

290

860

890

1,030

140

750

930

360

230

540

810

110

110

610

370

1,050

870

860

830

371

1,340

1,010

630

290

2,590

MARKET	MARKET
SHARES	(NOTE 1)	SHARES	(NOTE 1)

VALUE	VALUE

INVERSE RUSSELL 2000® STRATEGY FUND

SCHEDULE OF INVESTMENTS (continued)

THE RYDEX SERIES FUNDS ANNUAL REPORT

See Notes to Financial Statements.	|	111

March 31, 2008
First Potomac Realty Trust	$(14,755)	Sterling Bancshares, Inc.	$(20,675)
Montpelier Re Holdings Ltd.	(14,782)	Union Bankshares Corp.	(20,920)
U-Store-It Trust	1,320	(14,956)	Southside Bancshares, Inc.	(20,941)
CoBiz Financial, Inc.	1,150	(14,973)	Pennsylvania Real Estate
Knight Capital Group, Inc. —	Investment Trust	860	(20,975)
Class A*	930	(15,103)	Tompkins Financial Corp.	430	(21,156)
Flagstar Bancorp, Inc.	2,110	(15,234)	WSFS Financial Corp.	430	(21,190)
Pacific Capital Bancorp NA	(15,265)	Consolidated-Tomoka Land Co.	(21,299)
Penson Worldwide, Inc.*	(15,414)	Maguire Properties, Inc.	1,500	(21,465)
Kearny Financial Corp.	1,410	(15,440)	Anchor Bancorp Wisconsin, Inc.	(21,816)
Sterling Financial Corp.	990	(15,454)	NewAlliance Bancshares, Inc.	(22,080)
Bank of the Ozarks, Inc.	650	(15,535)	Independent Bank Corp.	760	(22,458)
IPC Holdings Ltd.	560	(15,680)	Infinity Property & Casualty Corp.	(22,464)
CapLease, Inc.	2,020	(15,695)	BankFinancial Corp.	1,420	(22,592)
Financial Federal Corp.	720	(15,703)	American Physicians Capital, Inc.	(22,716)
First Community Bancorp, Inc.	(15,842)	Fpic Insurance Group, Inc.*	(22,722)
Credit Acceptance Corp.*	(15,996)	First Financial Bancorp	1,690	(22,731)
Citizens Republic Bancorp, Inc.	(16,035)	Community Trust Bancorp, Inc.	(23,147)
Mid-America Apartment	Piper Jaffray Cos.*	690	(23,432)
Communities, Inc.	330	(16,447)	Umpqua Holdings Corp.	(23,575)
Bank Mutual Corp.	1,540	(16,540)	Pico Holdings, Inc.*	790	(23,882)
Platinum Underwriters	Northwest Bancorp, Inc.	880	(24,050)
Holdings Ltd.	510	(16,555)	Argo Group International
Republic Bancorp, Inc. —	Holdings*	680	(24,154)
Class A	880	(16,614)	CVB Financial Corp.	2,350	(24,464)
Wauwatosa Holdings, Inc.*	(16,779)	Inland Real Estate Corp.	(24,640)
Clifton Savings Bancorp	1,710	(17,237)	LaSalle Hotel Properties	880	(25,282)
NYMAGIC, Inc.	760	(17,260)	DuPont Fabros Technology	(25,724)
First Bancorp	1,700	(17,272)	First Niagara Financial Group, Inc.	(25,957)
Amcore Financial, Inc.	850	(17,298)	National Western Life Insurance	(26,015)
Thomas Properties Group, Inc.	(17,472)	FNB Corp.	1,680	(26,225)
First Regional Bancorp*	1,070	(17,548)	Senior Housing Properties Trust	(26,331)
Roma Financial Corp.	1,190	(17,743)	KBW, Inc.*	1,220	(26,901)
EastGroup Properties, Inc.	(18,119)	Franklin Street Properties Corp.	(27,065)
Beneficial Mutual Bancorp, Inc.*	(18,198)	Aspen Insurance Holdings Ltd.	(27,171)
LTC Properties	710	(18,254)	City Holding Co.	690	(27,531)
Stratus Properties, Inc.*	620	(18,271)	Signature Bank*	1,110	(28,305)
South Financial Group, Inc.	(18,278)	Alexander’s, Inc.*	80	(28,360)
Heritage Commerce Corp.	(18,330)	PS Business Parks, Inc.	550	(28,545)
Suffolk Bancorp	580	(18,374)	Alfa Corp.	1,300	(28,574)
optionsXpress Holdings, Inc.	(18,432)	Equity Lifestyle Properties, Inc.	(28,635)
ViewPoint Financial Group	(18,987)	American Campus
Trico Bancshares	1,100	(19,041)	Communities, Inc.	1,050	(28,728)
Glacier Bancorp, Inc.	1,001	(19,189)	American Financial Realty Trust	(28,902)
Oritani Financial Corp.*	1,271	(19,281)	Post Properties, Inc.	760	(29,351)
First Financial Holdings, Inc.	(19,472)	S&T Bancorp, Inc.	920	(29,596)
Peoples Bancorp	810	(19,529)	Investors Bancorp, Inc.*	1,940	(29,779)
Tanger Factory Outlet Centers	(19,620)	Wintrust Financial Corp.	860	(30,057)
Kansas City Life Insurance Co.	(19,705)	First Financial Bankshares, Inc.	(30,735)
PMA Capital Corp. — Class A*	(20,078)	DCT Industrial Trust, Inc.	(31,175)
Brookline Bancorp, Inc.	1,750	(20,090)	Equity One, Inc.	1,310	(31,401)
UCBH Holdings, Inc.	2,610	(20,254)	Trustmark Corp.	1,420	(31,638)
SY Bancorp, Inc.	880	(20,451)	International Bancshares Corp.	(32,289)
Community Bank System, Inc.	(20,630)	Hilb Rogal & Hobbs Co.	(32,414)

960

2,080

921

1,080

870

710

380

1,670

1,150

1,801

540

490

590

482

1,030

1,290

790

1,520

1,410

1,620

1,560

1,910

120

1,990

1,111

390

1,890

1,840

1,030

1,230

1,000

890

580

1,150

3,640

830

510

410

750

2,351

3,130

1,430

840

1,030

SCHEDULE OF INVESTMENTS (concluded)

March 31, 2008

INVERSE RUSSELL 2000® STRATEGY FUND

MARKET

UNREALIZED

VALUE

LOSS

SHARES

(NOTE 1)

CONTRACTS

(NOTE 1)

Omega Healthcare

FUTURES CONTRACTS SOLD SHORT

Investors, Inc.

1,870

$

(32,463)

June 2008 Russell 2000 Index

Healthcare Realty Trust, Inc.

1,250

(32,688)

Mini Futures Contracts

RLI Corp.

660

(32,716)

(Aggregate Market Value

Employers Holdings, Inc.

1,771

(32,834)

of Contracts $2,818,750)

41

$

(37,445)

Cousins Properties, Inc.

1,340

(33,111)

Corporate Office Properties

UNITS

Trust

1,000

(33,610)

EQUITY INDEX SWAP AGREEMENTS

Interactive Brokers Group, Inc. —

SOLD SHORT

Class A*

1,310

(33,628)

May 2008 Russell 2000 Index

Realty Income Corp.

1,320

(33,818)

Swap, Terminating 05/19/08**

MB Financial, Inc.

1,150

(35,397)

(Notional Market Value

Hancock Holding Co.

850

(35,717)

$20,206,814)

29,372

$

(72,153)

Old National Bancorp

2,020

(36,360)

June 2008 Russell 2000 Index

Highwoods Properties, Inc.

1,200

(37,284)

Swap, Terminating 06/30/08**

Selective Insurance Group

1,580

(37,730)

(Notional Market Value

Assured Guaranty Ltd.

1,590

(37,747)

$11,604,000)

16,867

(78,954)

UMB Financial Corp.

930

(38,316)

Phoenix Cos., Inc.

3,140

(38,339)

(Total Notional Market

First Midwest Bancorp, Inc.

1,430

(39,711)

Value $31,810,814)

$

(151,107)

Zenith National Insurance Corp.

1,112

(39,876)

National Penn Bancshares, Inc.

2,231

(40,582)

BioMed Realty Trust, Inc.

1,720

(41,091)

Home Properties, Inc.

880

(42,231)

Washington Real Estate

Investment Trust

1,290

(43,112)

FirstMerit Corp.

2,130

(44,006)

Potlatch Corp.

1,080

(44,572)

Nationwide Health

Properties, Inc.

1,340

(45,225)

Digital Realty Trust, Inc.

1,280

(45,440)

Waddell & Reed Financial,

Inc. — Class A

1,430

(45,946)

Susquehanna Bancshares, Inc.

2,260

(46,036)

Commerce Group, Inc.

1,330

(47,960)

Apollo Investment Corp.

3,040

(48,123)

ProAssurance Corp.*

900

(48,447)

Alexandria Real Estate

Equities, Inc.

550

(50,996)

Total Financials

(4,216,370)

Total Common Stocks Sold Short

(Proceeds $22,562,420)

(20,782,065)

Other Assets in Excess of

Liabilities – 47.8%

$ 26,520,105

Net Assets – 100.0%

$ 55,505,548

* Non-Income Producing Security.

** Price Return based on Russell 2000 Index +/- financing at a variable rate.

† All or a portion of this security is pledged as short security collateral at March 31, 2008.

112

|

THE RYDEX SERIES FUNDS ANNUAL REPORT

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS

March 31, 2008

GOVERNMENT LONG BOND 1.2x STRATEGY FUND

MARKET

FACE

VALUE

AMOUNT

(NOTE 1)

U.S. TREASURY OBLIGATIONS 95.1%

U.S. Treasury Bond

4.38% due 02/15/38

$77,366,000

$78,453,959

Total U.S. Treasury Obligations

(Cost $74,715,060)

78,453,959

REPURCHASE AGREEMENTS 3.0%

Repurchase Agreements (Note 5)

Mizuho Financial Group, Inc.

issued 03/31/08 at 1.30%

due 04/01/08

1,395,763

1,395,763

Lehman Brothers Holdings, Inc.

issued 03/31/08 at 1.15%

due 04/01/08

742,416

742,416

Morgan Stanley issued

03/31/08 at 1.35%

due 04/01/08

290,784

290,784

Total Repurchase Agreements

(Cost $2,428,963)

2,428,963

Total Investments 98.1%

(Cost $77,144,023)

$ 80,882,922

Other Assets in Excess

of Liabilities – 1.9%

$

1,606,221

Net Assets – 100.0%

$ 82,489,143

UNREALIZED

GAIN

CONTRACTS

(NOTE 1)

FUTURES CONTRACTS PURCHASED

June 2008 U.S. Treasury Bond

Futures Contracts

(Aggregate Market Value

of Contracts $32,588,875)

274

$

830,890

See Notes to Financial Statements.

THE RYDEX SERIES FUNDS ANNUAL REPORT

|

113

SCHEDULE OF INVESTMENTS

March 31, 2008

INVERSE GOVERNMENT LONG BOND STRATEGY FUND

MARKET

MARKET

FACE

VALUE

FACE

VALUE

AMOUNT

(NOTE 1)

AMOUNT

(NOTE 1)

FEDERAL AGENCY DISCOUNT NOTES 87.1%

U.S. TREASURY OBLIGATIONS

Farmer Mac*

SOLD SHORT (75.9)%

2.05% due 06/27/08

$

20,000,000

$

19,900,917

U.S. Treasury Bond

Federal Home Loan Bank*

4.38% due 02/15/38

$ 317,931,000

$(322,401,905)

1.50% due 04/01/08

350,000,000

350,000,000

Total U.S. Treasury Obligations

Total Federal Agency Discount Notes

Sold Short

(Cost $369,900,917)

369,900,917

(Proceeds $308,667,502)

(322,401,905)

Liabilities in Excess of

CONTRACTS

Other Assets – (12.9)%

$

(54,810,130)

OPTIONS PURCHASED 0.0%

Net Assets – 100.0%

$ 424,620,166

Call Options on:

May 2008 U.S. Treasury Bond

UNREALIZED

Futures Contracts

LOSS

CONTRACTS

(NOTE 1)

Expiring May 2008

with strike price of 142†

616

—

FUTURES CONTRACTS SOLD SHORT

Total Options Purchased

June 2008 U.S. Treasury Bond

(Cost $10,857)

—

Futures Contracts

(Aggregate Market Value of

FACE

contracts $159,495,188)

1,341

$

(4,985,683)

AMOUNT

REPURCHASE AGREEMENTS 101.7%

Joint Repurchase Agreements (Note 5)

Mizuho Financial Group, Inc.

issued 03/31/08 at 1.30%

due 04/01/08

$

50,160,466

50,160,466

Lehman Brothers Holdings, Inc.

issued 03/31/08 at 1.15%

due 04/01/08

26,680,721

26,680,721

Morgan Stanley

issued 03/31/08 at 1.35%

due 04/01/08

10,450,097

10,450,097

Individual Repurchase Agreement††

Lehman Brothers Holdings, Inc.

issued 03/31/08 at 1.10% due

04/01/08 (Secured by a U.S.

Treasury Bond, at a rate of

4.38% and maturing 02/15/38

as collateral, with a Market

Value of $351,551,139)

to be repurchased at

$344,650,531

344,640,000

344,640,000

Total Repurchase Agreements

(Cost $431,931,284)

431,931,284

Total Long Securities 188.8%

(Cost $801,843,058)

$  801,832,201

* The issuer is a publicly traded company that operates under a Congressional charter; its securities are neither issued nor guaranteed by the

U.S. Government.

† Security is fair valued.

†† All or a portion of this security is pledged as short security collateral at March 31, 2008.

114

|

THE RYDEX SERIES FUNDS ANNUAL REPORT

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS

March 31, 2008

HIGH YIELD STRATEGY FUND

MARKET

FACE

VALUE

AMOUNT

(NOTE 1)

REPURCHASE AGREEMENTS 104.2%

Repurchase Agreements (Note 5)

Mizuho Financial Group, Inc.

issued 03/31/08 at 1.30%

due 04/01/08

$45,440,090

$45,440,090

Lehman Brothers Holdings, Inc.

issued 03/31/08 at 1.15%

due 04/01/08

24,169,918

24,169,918

Morgan Stanley

issued 03/31/08 at 1.35%

due 04/01/08

9,466,685

9,466,685

Total Repurchase Agreements

(Cost $79,076,693)

79,076,693

Total Investments 104.2%

(Cost $79,076,693)

$79,076,693

Liabilities in Excess of

Other Assets – (4.2)%

$ (3,255,490)

Net Assets – 100.0%

$75,821,203

UNREALIZED

GAIN (LOSS)

CONTRACTS

(NOTE 1)

FUTURES CONTRACTS PURCHASED

June 2008 U.S. 5 Year

Treasury Note Futures Contracts

(Aggregate Market Value

of Contracts $50,034,656)

438

$

317,763

NOTIONAL

PRINCIPAL

CREDIT DEFAULT SWAP AGREEMENT

PROTECTION SOLD

CDX North American

High Yield Index Swap

Agreement, Series 9

Protection Premium Rate

3.75% Terminating 12/20/12

$74,745,000

$

(612,173)

See Notes to Financial Statements.

THE RYDEX SERIES FUNDS ANNUAL REPORT

|

115

SCHEDULE OF INVESTMENTS

March 31, 2008

INVERSE HIGH YIELD STRATEGY FUND

MARKET

FACE

VALUE

AMOUNT

(NOTE 1)

REPURCHASE AGREEMENTS 89.4%

Repurchase Agreements (Note 5)

Mizuho Financial Group, Inc.

issued 03/31/08 at 1.30%

due 04/01/08

$

5,724,708

$

5,724,708

Lehman Brothers Holdings, Inc.

issued 03/31/08 at 1.15%

due 04/01/08

3,045,014

3,045,014

Morgan Stanley

issued 03/31/08 at 1.35%

due 04/01/08

1,192,648

1,192,648

Total Repurchase Agreements

(Cost $9,962,370)

9,962,370

Total Investments 89.4%

(Cost $9,962,370)

$

9,962,370

Other Assets in Excess

of Liabilities – 10.6%

$

1,203,947

Net Assets – 100.0%

$11,166,317

UNREALIZED

GAIN (LOSS)

CONTRACTS

(NOTE 1)

FUTURES CONTRACTS SOLD SHORT

June 2008 U.S. 5 Year

Treasury Note Futures Contracts

(Aggregate Market Value

of Contracts $7,311,000)

64

$

(74,119)

NOTIONAL

PRINCIPAL

CREDIT DEFAULT SWAP AGREEMENT

PROTECTION PURCHASED

CDX North American

High Yield Index Swap

Agreement, Series 9

Protection Premium Rate

3.75% Terminating 12/20/12

$10,890,000

$

659,497

116

|

THE RYDEX SERIES FUNDS ANNUAL REPORT

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS

March 31, 2008

EUROPE 1.25x STRATEGY FUND

MARKET

MARKET

VALUE

VALUE

SHARES

(NOTE 1)

SHARES

(NOTE 1)

COMMON STOCKS 45.4%

ArcelorMittal†

2,670

$

218,406

BHP Billiton Ltd. — SP ADR†

3,190

210,062

FINANCIALS 13.6%

Syngenta AG — SP ADR

1,140

66,701

HSBC Holdings PLC — SP ADR†

9,020

$

742,346

Total Materials

1,085,426

Banco Santander Central

CONSUMER STAPLES 2.8%

Hispano SA — SP ADR†

20,010

398,999

Unilever NV†

9,010

303,907

AXA — SP ADR†

8,770

316,685

Diageo PLC — SP ADR†

3,670

298,445

Banco Bilbao Vizcaya

British American Tobacco PLC —

Argentaria SA — SP ADR†

14,290

314,237

SP ADR

1,810

137,108

UBS AG — SP ADR†

10,370

298,656

Cadbury Schweppes PLC —

Deutsche Bank AG— SP ADR†

2,610

295,061

SP ADR

2,320

102,590

Lloyds TSB Group PLC —

SP ADR†

8,080

290,072

Total Consumer Staples

842,050

Barclays PLC — SP ADR†

7,860

284,532

INFORMATION TECHNOLOGY 2.3%

Allianz AG — SP ADR

14,430

283,694

Nokia Oyj — SP ADR†

13,470

428,750

Credit Suisse Group — SP ADR†

5,260

267,629

SAP AG — SP ADR†

2,970

147,223

ING Groep NV — SP ADR†

7,130

266,448

Telefonaktiebolaget

Allied Irish Banks PLC —

LM Ericsson — SP ADR†

4,760

93,534

SP ADR

3,040

131,267

Total Information Technology

669,507

Willis Group Holdings Ltd.

3,630

122,004

INDUSTRIALS 2.2%

Total Financials

4,011,630

Siemens AG — SP ADR

3,060

333,356

ENERGY 6.8%

Koninklijke Philips

Total SA — SP ADR

8,530

631,305

Electronics NV— SP ADR

4,750

182,115

BP PLC — SP ADR†

9,860

598,009

Ryanair Holdings PLC —

Royal Dutch Shell PLC —

SP ADR*†

2,300

65,044

SP ADR

5,670

391,117

DryShips Inc.

1,080

64,703

ENI — SP ADR

5,730

390,270

Total Industrials

645,218

Total Energy

2,010,701

CONSUMER DISCRETIONARY 0.9%

HEALTH CARE 6.5%

Daimler AG — SP ADR†

2,980

254,939

Novartis AG — SP ADR†

10,390

532,280

Total Consumer Discretionary

254,939

GlaxoSmithKline PLC —

UTILITIES 0.2%

SP ADR†

11,570

490,915

Veolia Environnement —

Sanofi-Aventis — SP ADR

9,750

366,015

SP ADR

1,060

74,126

AstraZeneca PLC — SP ADR†

7,750

294,423

Novo Nordisk A/S — SP ADR

1,410

97,628

Total Utilities

74,126

Teva Pharmaceutical

Total Common Stocks

Industries Ltd. — SP ADR†

1,460

67,437

(Cost $10,842,918)

13,412,641

Alcon, Inc. — SP ADR

470

66,858

FACE

Total Health Care

1,915,556

AMOUNT

TELECOMMUNICATION SERVICES 6.4%

REPURCHASE AGREEMENTS 41.4%

Vodafone Group PLC — SP ADR

17,830

526,163

Repurchase Agreements (Note 5)

Telefonica SA — SP ADR†

5,920

512,139

Mizuho Financial Group, Inc.

France Telecom SA — SP ADR

10,230

343,524

issued 03/31/08 at 1.30%

Deutsche Telekom AG —

due 04/01/08

$6,734,917

6,734,917

SP ADR†

17,140

284,181

Lehman Brothers Holdings, Inc.

BT Group PLC — SP ADR

5,510

237,481

issued 03/31/08 at 1.15%

Total Telecommunication Services

1,903,488

due 04/01/08††

4,118,726

4,118,726

MATERIALS 3.7%

Morgan Stanley

Rio Tinto PLC — SP ADR†

800

329,472

issued 03/31/08 at 1.35%

Anglo American PLC —

due 04/01/08

1,403,108

1,403,108

SP ADR†

8,760

260,785

Total Repurchase Agreements

(Cost $12,256,751)

12,256,751

See Notes to Financial Statements.

THE RYDEX SERIES FUNDS ANNUAL REPORT

|

117

SCHEDULE OF INVESTMENTS (concluded)

March 31, 2008

EUROPE 1.25x STRATEGY FUND

MARKET

VALUE

SHARES

(NOTE 1)

SECURITIES LENDING COLLATERAL 23.8%

Country Diversification

Mount Vernon Securities

Lending Trust Prime

Portfolio (Note 8)

7,037,195

$

7,037,195

Luxembourg

Other

Total Securities Lending Collateral

2%

5%

Italy

(Cost $7,037,195)

7,037,195

Finland

3%

3%

Total Investments 110.6%

(Cost $30,136,864)

$32,706,587

Netherlands

9%

Liabilities in Excess of

Other Assets – (10.6)%

$ (3,137,528)

Great

Net Assets – 100.0%

$29,569,059

Spain

Britain

9%

35%

UNREALIZED

GAIN (LOSS)

CONTRACTS

(NOTE 1)

FOREIGN CURRENCY FUTURES

Switzerland

CONTRACTS PURCHASED

9%

France

June 2008 EURO Currency

Germany

13%

Futures Contracts

12%

(Aggregate Market Value

The pie chart above reflects percentages of

of Contracts $17,895,150)

91

$

463,057

the market value of Common Stocks.

FUTURES CONTRACTS PURCHASED

June 2008 Dow Jones STOXX 50

Futures Contracts

(Aggregate Market Value

of Contracts $17,960,333)

381

$

(328,569)

UNITS

EQUITY INDEX SWAP AGREEMENTS

June 2008 Dow Jones STOXX 50

Index Swap,

Terminating 06/13/08**

(Notional Market Value

$3,599,378)

752

$

35,533

June 2008 Dow Jones STOXX 50

Index Swap,

Terminating 06/30/08**

(Notional Market Value

$2,134,347)
448

12,637

(Total Notional Market

Value $5,733,725)

$

48,170

* Non-Income Producing Security.

** Price Return based on Dow Jones STOXX 50 Index +/- financing at a variable rate.

† All or a portion of this security is on loan at March 31, 2008 — See Note 8.

†† All or a portion of this security is pledged as equity index swap collateral at March 31, 2008.

ADR — American Depository Receipt.

118

|

THE RYDEX SERIES FUNDS ANNUAL REPORT

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS

March 31, 2008

JAPAN 2x STRATEGY FUND

MARKET

FACE

VALUE

AMOUNT

(NOTE 1)

REPURCHASE AGREEMENTS 94.2%

Repurchase Agreements (Note 5)

Mizuho Financial Group, Inc.

issued 03/31/08 at 1.30%

due 04/01/08

$3,310,228

$3,310,228

Lehman Brothers Holdings, Inc.

issued 03/31/08 at 1.15%

due 04/01/08

1,760,734

1,760,734

Morgan Stanley

issued 03/31/08 at 1.35%

due 04/01/08

689,631

689,631

Total Repurchase Agreements

(Cost $5,760,593)

5,760,593

Total Investments 94.2%

(Cost $5,760,593)

$5,760,593

Other Assets in Excess

of Liabilities – 5.8%

$

357,848

Net Assets – 100.0%

$6,118,441

UNREALIZED

GAIN

CONTRACTS

(NOTE 1)

FOREIGN CURRENCY FUTURES

CONTRACTS PURCHASED

June 2008 Japanese Yen

Currency Futures Contracts

(Aggregate Market Value

of Contracts $3,652,913)

29

$

112,737

FUTURES CONTRACTS PURCHASED

June 2008 Nikkei-225 Stock Average Index

Futures Contracts

(Aggregate Market Value

of Contracts $3,551,800)

56

$

64,862

UNITS

EQUITY INDEX SWAP AGREEMENT

May 2008 Nikkei-225 Stock

Average Index Swap,

Terminating 05/26/08*

(Notional Market Value

$8,711,846)

68,865

$

54,558

* Price Return based on Nikkei-225 Stock Average Index +/- financing at a variable rate.

See Notes to Financial Statements.

THE RYDEX SERIES FUNDS ANNUAL REPORT

|

119

MARKET	MARKET
SHARES	(NOTE 1)	SHARES	(NOTE 1)
COMMON STOCKS 99.3%
FINANCIALS 30.5%
Total Financials
CONSUMER DISCRETIONARY 28.6%

VALUE	VALUE

SMALL-CAP VALUE FUND

SCHEDULE OF INVESTMENTS

THE RYDEX SERIES FUNDS ANNUAL REPORT

120	See Notes to Financial Statements.

March 31, 2008
Whitney Holding Corp.†	$230,597
Triad Guaranty, Inc.*†	46,083	230,415
LTC Properties, Inc.	8,679	223,137
LandAmerica Financial	Inland Real Estate Corp.†	219,572
Group, Inc.†	31,416	$	United Fire & Casualty Co.	219,239
Stewart Information	Brookline Bancorp, Inc.†	208,890
Services Corp.†	36,276	1,015,365	Downey Financial Corp.†	206,481
Flagstar Bancorp, Inc.†	944,513	Provident Bankshares Corp.†	197,358
First Bancorp Puerto Rico†	925,017	Bank Mutual Corp.†	17,219	184,932
Corus Bankshares, Inc.†	782,049	Financial Federal Corp.†	172,910
Colonial Properties Trust†	721,404	Guaranty Financial
Independent Bank Corp.†	560,364	Group, Inc.*†	15,093	160,288
BankAtlantic Bancorp, Inc. —	TrustCo Bank Corp.†	15,630	138,951
Class A	134,129	524,444	PS Business Parks, Inc.†	2,498	129,646
Central Pacific Financial Corp.†	507,819	United Bankshares, Inc.†	117,153
Umpqua Holding Corp.†	459,096	First Midwest Bancorp, Inc.†	110,719
Pennsylvania Real Estate	Anchor BanCorp
Investment Trust†	18,170	443,166	Wisconsin, Inc.	5,385	102,153
Safety Insurance Group, Inc.	435,294	Deerfield Capital Corp.	3,505	4,943
SWS Group, Inc.†	35,379	432,685
Susquehanna Bancshares, Inc.†	426,385
Franklin Bank Corp.*†	139,435	422,488
Bankunited Financial Corp. —
Class A†	82,370	412,674
Parkway Properties, Inc.†	388,745
Medical Properties Trust Inc.†	384,971
Mid-America Apartment
Communities, Inc.†	7,474	372,504
BioMed Realty Trust, Inc.†	366,305
First Financial Bancorp†	350,440
Lexington Realty Trust†	23,954	345,177
Presidential Life Corp.†	19,774	344,859
South Financial Group, Inc.†	339,937
Old National Bancorp†	17,980	323,640
Community Bank System, Inc.†	320,803
First Commonwealth
Financial Corp.†	26,963	312,501
Sterling Bancorp	20,093	312,044
Irwin Financial Corp.†	57,542	305,548
Home Properties, Inc.†	6,240	299,458
National Penn Bancshares, Inc.	283,036
Senior Housing Properties
Trust†	11,700	277,290
Kite Realty Group Trust†	272,846
Sovran Self Storage, Inc.†	266,254
National Retail Properties, Inc.†	262,726
Selective Insurance Group, Inc.	260,889
Sterling Savings Bank†	15,833	247,153
Hanmi Financial Corp.	33,050	244,240
DiamondRock Hospitality Co.†	239,463
Dime Community Bancshares†	236,871
FirstFed Financial Corp.*†	234,033
Entertainment Properties Trust†	230,864

20,932,734
Finish Line — Class A†	1,396,874
Stein Mart, Inc.†	212,793	1,195,897
Bassett Furniture
Industries, Inc.†	94,334	1,164,082
La-Z-Boy, Inc.†	120,999	1,009,132
M/I Homes, Inc.†	54,961	933,238
Haverty Furniture Cos., Inc.†	894,260
Tuesday Morning Corp.*†	704,371
Sonic Automotive, Inc.	34,232	703,468
Lithia Motors, Inc. — Class A†	700,105
Standard Motor Products, Inc.†	698,023
Building Material
Holding Corp.†	156,077	683,617
Monaco Coach Corp.	71,964	682,219
Group 1 Automotive, Inc.†	678,995
Jo-Ann Stores, Inc.*†	43,569	641,771
PEP Boys-Manny Moe & Jack†	595,369
Superior Industries
International, Inc.†	25,566	530,495
Oxford Industries, Inc.†	493,880
Fred’s, Inc.†	48,179	493,835
Triarc Cos., Inc. — Class B	464,573
Zale Corp.*†	21,433	423,516
Cato Corp. — Class A†	417,603
National Presto Industries, Inc.	416,632
MarineMax, Inc.*†	31,619	393,973
Arctic Cat, Inc.†	52,121	379,962
O’Charleys, Inc.	31,642	364,516
Brown Shoe Co., Inc.†	23,546	354,838
Libbey, Inc.	18,842	317,299
Nautilus, Inc.†	94,281	310,184
Live Nation, Inc.*†	22,533	273,325

|

9,302

14,436

1,239,990

5,862

18,196

11,234

130,819

18,376

91,045

80,375

7,928

29,996

53,985

26,940

4,396

29,600

3,987

12,754

20,932

10,518

34,008

15,333

26,055

22,876

13,062

15,560

19,489

6,234

11,915

10,925

18,900

13,551

8,620

4,680

293,461

84,047

135,979

68,908

114,056

28,918

59,776

21,921

67,232

27,952

7,951

MARKET	MARKET
SHARES	(NOTE 1)	SHARES	(NOTE 1)
Total Materials
UTILITIES 6.3%
Total Consumer Discretionary
INDUSTRIALS 14.2%
Total Utilities
INFORMATION TECHNOLOGY 6.1%
Total Information Technology
CONSUMER STAPLES 4.6%
Total Consumer Staples

VALUE	VALUE
Total Industrials
MATERIALS 7.4%

SMALL-CAP VALUE FUND

SCHEDULE OF INVESTMENTS (continued)

THE RYDEX SERIES FUNDS ANNUAL REPORT

See Notes to Financial Statements.	|	121

March 31, 2008
Landry’s Restaurants, Inc.†	$269,027	Schweitzer-Mauduit
Ethan Allen Interiors, Inc.†	210,524	International, Inc.	7,859	$181,857
Audiovox Corp. — Class A*	186,804	Omnova Solutions, Inc.*	144,785
Steak n Shake Co.*†	17,410	137,017
CPI Corp.†	7,871	135,932
Cabela’s, Inc. — Class A*†	134,775
Big 5 Sporting Goods Corp.	120,903
CKE Restaurants, Inc.	9,541	107,050
19,618,084
Avista Corp.	15,198	297,273
Wabash National Corp.†	1,079,771	Allete, Inc.	6,757	260,955
Arkansas Best Corp.†	27,917	889,436	UGI Corp.†	9,721	242,247
Standex International Corp.†	670,870	UIL Holding Corp.	7,736	233,086
Volt Information	Piedmont Natural Gas Co.†	224,838
Sciences, Inc.*†	36,811	624,315	New Jersey Resources Corp.†	224,678
Universal Forest Products, Inc.†	532,878	Central Vermont Public
Mesa Air Group, Inc.*	223,743	525,796	Service Corp.†	9,133	218,279
Spherion Corp.*	79,210	484,765	Unisource Energy Corp.	8,905	198,225
Angelica Corp.	22,805	409,122	Cleco Corp.†	7,940	176,109
Gibraltar Industries, Inc.†	387,958	Southern Union Co.	5,816	135,338
ABM Industries, Inc.	16,752	375,915	Northwest Natural Gas Co.†	131,754
Standard Register Co.†	46,106	359,166
Watsco, Inc.†	8,667	358,987
Tredegar Corp.	17,230	313,758
Griffon Corp.*	34,494	296,648
Briggs & Stratton Corp.†	292,558
Lydall, Inc.*	24,608	281,762
Applied Signal Technology, Inc.	266,385
A.O. Smith Corp.†	7,904	259,804
CDI Corp.†	9,791	245,264
Frontier Airlines
Holdings, Inc.*†	70,281	177,811
Mueller Industries, Inc.	5,849	168,744
Lawson Products, Inc.	5,530	152,351
NCI Building Systems, Inc.*†	150,597
United Stationers, Inc.*†	2,975	141,907
C&D Technologies, Inc.*†	137,980
Insituform Technologies,
Inc. — Class A*†	8,597	118,896
9,703,444
Nash Finch Co.†	17,503	594,752
Alliance One International, Inc.*	550,975
Central Garden and Pet Co. —
Class A*†	118,793	527,441
Performance Food
Group Co.*†	15,571	508,860
Spartan Stores, Inc.	18,593	387,664
Spectrum Brands, Inc.*†	204,407
Lance, Inc.†	7,224	141,590
Longs Drug Stores Corp.†	126,318
Great Atlantic & Pacific
Tea Company, Inc*†	4,657	122,107
3,164,114

5,078,656
Atmos Energy Corp.†	25,328	645,864
Laclede Group, Inc.†	14,698	523,690
CH Energy Group, Inc.†	424,166
Southwest Gas Corp.†	13,993	391,244
4,327,746
Gevity HR, Inc.	126,029	1,091,411
SYNNEX Corp.*†	35,356	750,254
Photronics, Inc.*†	30,985	295,907
Insight Enterprises, Inc.*†	285,075
CTS Corp.	22,806	244,024
Ciber, Inc.*	42,318	207,358
Park Electrochemical Corp.†	203,440
Benchmark Electronics, Inc.*†	199,586
Ditech Networks, Inc.*	65,900	193,746
Rudolph Technologies, Inc.*†	158,899
Black Box Corp.	4,883	150,641
Gerber Scientific, Inc.*	16,752	148,925
Methode Electronics, Inc. —
Class A	10,653	124,534
Symmetricom, Inc.*	32,084	111,973
4,165,773
Georgia Gulf Corp.†	134,784	934,053
Chesapeake Corp.†	134,606	647,455
PolyOne Corp.*	85,230	542,915
Quaker Chemical Corp.	540,660
Rock-Tenn Co. — Class A†	459,170
Wausau Paper Corp.	54,007	446,098
A. Schulman, Inc.†	18,673	383,357
Tronox, Inc.	97,796	381,405
A.M. Castle & Co.†	8,155	220,185
Material Sciences Corp.*	196,716

March 31, 2008

16,525

7,405

17,491

36,287

9,518

13,786

120,108

30,030

8,562

7,236

16,549

33,074

3,033

16,344

22,575

6,223

27,486

91,221

44,728

2,975

10,904

16,290

7,870

11,119

16,264

17,279

15,321

25,350

SCHEDULE OF INVESTMENTS (concluded)

March 31, 2008

SMALL-CAP VALUE FUND

MARKET

VALUE

SHARES

(NOTE 1)

HEALTH CARE 1.6%

Cambrex Corp.

45,909

$

318,149

Owens & Minor, Inc.†

6,054

238,164

Datascope Corp.

5,076

210,299

Medcath Corp.*

8,075

146,965

Gentiva Health Services, Inc.*†

6,530

142,093

Total Health Care

1,055,670

Total Common Stocks

(Cost $69,078,768)

68,046,221

FACE

AMOUNT

REPURCHASE AGREEMENTS 0.4%

Repurchase Agreements (Note 5)

Mizuho Financial Group, Inc.

issued 03/31/08 at 1.30%

due 04/01/08

$

169,847

169,847

Lehman Brothers Holdings, Inc.

issued 03/31/08 at 1.15%

due 04/01/08

90,343

90,343

Morgan Stanley

issued 03/31/08 at 1.35%

due 04/01/08

35,385

35,385

Total Repurchase Agreements

(Cost $295,575)

295,575

SHARES

SECURITIES LENDING COLLATERAL 21.9%

Mount Vernon Securities

Lending Trust Prime

Portfolio (Note 8)

14,998,127

14,998,127

Total Securities Lending Collateral

(Cost $14,998,127)

14,998,127

Total Investments 121.6%

(Cost $84,372,470)

$ 83,339,923

Liabilities in Excess of

Other Assets – (21.6)%

$(14,791,521)

Net Assets – 100.0%

$ 68,548,402

* Non-Income Producing Security.

† All or a portion of this security is on loan at March 31, 2008 — See Note 8.

122

|

THE RYDEX SERIES FUNDS ANNUAL REPORT

See Notes to Financial Statements.

MARKET	MARKET
SHARES	(NOTE 1)	SHARES	(NOTE 1)
COMMON STOCKS 99.5%	CONSUMER DISCRETIONARY 24.1%
FINANCIALS 31.2%
Total Consumer Discretionary
UTILITIES 12.8%
Total Utilities
INDUSTRIALS 12.1%
Total Financials

VALUE	VALUE

MID-CAP VALUE FUND

SCHEDULE OF INVESTMENTS

THE RYDEX SERIES FUNDS ANNUAL REPORT

See Notes to Financial Statements.	|	123

March 31, 2008
ArvinMeritor, Inc.†	23,863	$298,526
Furniture Brands
Fidelity National Financial, Inc. —	International, Inc.†	24,471	286,311
Class A†	14,822	$271,687	Ryland Group, Inc.†	7,194	236,611
IndyMac Bancorp, Inc.†	42,671	211,648	Charming Shoppes, Inc.*†	177,942
First American Corp.†	4,783	162,335	Lee Enterprises, Inc.†	16,394	164,104
Old Republic International	Foot Locker, Inc.†	13,587	159,919
Corp.†	9,276	119,753	Rent-A-Center, Inc.*†	7,108	130,432
First Niagara Financial	Media General, Inc.†	9,088	127,414
Group, Inc.†	8,294	112,715	Modine Manufacturing Co.	121,948
Hospitality Properties Trust†	110,599	Lear Corp.*	3,989	103,355
AmeriCredit Corp.*†	10,352	104,245	Ruby Tuesday, Inc.†	13,417	100,627
Highwoods Properties, Inc.†	103,401	Entercom Communications
Mack-Cali Realty Corp.	2,862	102,202	Corp.†	9,874	98,049
Protective Life Corp.	2,351	95,357	Borders Group, Inc.†	14,656	86,031
Liberty Property Trust	2,914	90,654	Belo Corp. — Class A†	6,847	72,373
TCF Financial Corp.†	4,435	79,475	Bob Evans Farms, Inc.†	2,201	60,725
New York Community	Collective Brands, Inc.*†	58,261
Bancorp, Inc.†	4,347	79,202	Regis Corp.	2,027	55,722
Webster Financial Corp.†	77,869	Scholastic Corp.*†	1,585	47,978
Colonial BancGroup, Inc.†	74,238	99 Cents Only Stores*†	4,777	47,244
Associated Banc-Corp.†	2,772	73,818	Barnes & Noble, Inc.†	1,465	44,902
Mercury General Corp.	1,634	72,403	Boyd Gaming Corp.†	1,045	20,900
FirstMerit Corp.†	3,489	72,083
American Financial Group, Inc.†	69,370
Camden Property Trust†	69,276
Unitrin, Inc.	1,891	66,828
Nationwide Health
Properties, Inc.†	1,957	66,049
Health Care REIT, Inc.	1,430	64,536
Duke Realty Corp.†	2,811	64,119
UDR, Inc.†	2,573	63,090
Commerce Group, Inc.	1,688	60,869
Astoria Financial Corp.	2,196	59,643
Cousins Properties, Inc.†	58,513
Weingarten Realty Investors†	56,344
Equity One, Inc.†	2,240	53,693
Hanover Insurance Group, Inc.†	49,697
The PMI Group, Inc.†	8,413	48,964
Arthur J. Gallagher & Co.†	48,586
Horace Mann Educators Corp.	47,843
Washington Federal, Inc.†	46,137
Everest Re Group Ltd.	496	44,407
Realty Income Corp.†	1,700	43,554
BRE Properties, Inc. —
Class A†	905	41,232
Wilmington Trust Corp.†	34,925
First Community Bancorp†	33,240
Apollo Investment Corp.†	31,977
3,236,576
Alaska Air Group, Inc.*†	89,879

2,499,374
Energy East Corp.	4,650	112,158
Hawaiian Electric
Industries, Inc.†	4,528	108,083
WGL Holdings, Inc.†	3,117	99,931
Great Plains Energy, Inc.†	97,688
Vectren Corp.†	3,555	95,381
Oneok, Inc.	2,121	94,660
AGL Resources, Inc.	2,480	85,114
PNM Resources, Inc.†	6,340	79,060
Westar Energy, Inc.†	3,381	76,985
SCANA Corp.	1,949	71,294
Puget Energy, Inc.	2,393	61,907
OGE Energy Corp.†	1,942	60,532
IDACORP, Inc.†	1,864	59,853
Alliant Energy Corp.	1,647	57,662
NSTAR	1,761	53,587
Black Hills Corp.†	1,491	53,348
Aquila, Inc.*	9,691	31,108
Sierra Pacific Resources	2,313	29,213
1,327,564
Kelly Services, Inc.†	11,017	226,509
YRC Worldwide, Inc.*†	13,411	175,952
Avis Budget Group, Inc.*	150,061
Federal Signal Corp.†	10,693	149,274

36,841

8,416

3,251

3,328

4,807

2,794

7,709

2,714

1,380

2,368

1,636

1,208

2,057

2,737

2,020

1,123

1,238

2,020

4,581

3,963

14,130

SCHEDULE OF INVESTMENTS (concluded)

March 31, 2008

MID-CAP VALUE FUND

MARKET

MARKET

VALUE

FACE

VALUE

SHARES

(NOTE 1)

AMOUNT

(NOTE 1)

GATX Corp.†

2,077

$

81,148

REPURCHASE AGREEMENTS 0.6%

Manpower, Inc.

1,208

67,962

Repurchase Agreements (Note 5)

Trinity Industries, Inc.†

2,517

67,078

Mizuho Financial Group, Inc.

United Rentals, Inc.*

3,328

62,700

issued 03/31/08 at 1.30%

Werner Enterprises, Inc.†

3,160

58,650

due 04/01/08

$

34,571

$

34,571

Timken Co.†

1,821

54,120

Lehman Brothers Holdings, Inc.

JetBlue Airways Corp.*†

8,316

48,233

issued 03/31/08 at 1.15%

Teleflex, Inc.

622

29,676

due 04/01/08

18,389

18,389

Total Industrials

1,261,242

Morgan Stanley

INFORMATION TECHNOLOGY 7.0%

issued 03/31/08 at 1.35%

Imation Corp.†

7,983

181,534

due 04/01/08

7,202

7,202

Ingram Micro, Inc. — Class A*

6,490

102,737

Total Repurchase Agreements

Acxiom Corp.

7,331

87,019

(Cost $60,162)

60,162

Palm, Inc.†

16,846

84,230

Tech Data Corp.*

2,369

77,703

SHARES

Vishay Intertechnology, Inc.*

6,369

57,703

SECURITIES LENDING COLLATERAL 43.1%

Diebold, Inc.

1,385

52,007

Mount Vernon Securities

Arrow Electronics, Inc.*†

1,319

44,384

Lending Trust Prime

KEMET Corp.*†

10,725

43,329

Portfolio (Note 8)

4,478,402

4,478,402

Total Information Technology

730,646

Total Securities Lending Collateral

MATERIALS 6.7%

(Cost $4,478,402)

4,478,402

Chemtura Corp.†

15,772

115,766

Total Investments 143.2%

Olin Corp.†

4,680

92,477

(Cost $14,398,450)

$14,884,905

RPM International, Inc.†

4,346

91,005

Louisiana-Pacific Corp.†

7,409

68,015

Liabilities in Excess of

Worthington Industries, Inc.

3,993

67,362

Other Assets – (43.2)%

$ (4,493,913)

Ferro Corp.

3,928

58,370

Net Assets – 100.0%

$10,390,992

Valspar Corp.†

2,687

53,310

Sonoco Products Co.

1,703

48,757

Sensient Technologies Corp.†

1,304

38,455

Lubrizol Corp.

636

35,304

Cabot Corp.†

1,144

32,032

Total Materials

700,853

HEALTH CARE 2.9%

Health Management

Associates, Inc. — Class A*

24,819

131,293

Kindred Healthcare, Inc.*†

4,980

108,913

Omnicare, Inc.

3,615

65,648

Total Health Care

305,854

CONSUMER STAPLES 2.7%

Universal Corp.†

2,204

144,428

Smithfield Foods, Inc.*†

2,372

61,103

J.M. Smucker Co.

826

41,804

Ruddick Corp.

1,001

36,897

Total Consumer Staples

284,232

Total Common Stocks

(Cost $9,859,886)

10,346,341

* Non-Income Producing Security.

† All or a portion of this security is on loan at March 31, 2008 — See Note 8.

REIT — Real Estate Investment Trust.

124

|

THE RYDEX SERIES FUNDS ANNUAL REPORT

See Notes to Financial Statements.

MARKET	MARKET
SHARES	(NOTE 1)	SHARES	(NOTE 1)
COMMON STOCKS 99.7%
FINANCIALS 33.8%
Total Financials
CONSUMER DISCRETIONARY 27.6%
Total Consumer Discretionary
UTILITIES 14.2%
Total Utilities

VALUE	VALUE

LARGE-CAP VALUE FUND

SCHEDULE OF INVESTMENTS

THE RYDEX SERIES FUNDS ANNUAL REPORT

See Notes to Financial Statements.	|	125

March 31, 2008
Lehman Brothers Holdings, Inc.†	$66,359
Ambac Financial Group, Inc.†	60,030
Bear Stearns Cos., Inc.†	2,876	30,169
Washington Mutual, Inc.†	$363,302
E*Trade Financial Corp.*†	359,339
Freddie Mac	13,363	338,351
KeyCorp	11,634	255,366
First Horizon National Corp.†	247,319
Countrywide Financial Corp.†	239,965
Regions Financial Corp.†	235,499
National City Corp.†	22,422	223,099
CIT Group, Inc.†	18,600	220,410
Allstate Corp.	4,554	218,865
American Capital Strategies Ltd.†	215,140
Bank of America Corp.†	5,449	206,572
Apartment Investment &
Management Co. — Class A	201,539
Sovereign Bancorp, Inc.†	200,939
BB&T Corp.†	6,224	199,541
Huntington Bancshares, Inc.†	198,800
Comerica, Inc.†	5,660	198,553
Wachovia Corp.†	7,116	192,132
MBIA, Inc.†	15,600	190,632
Citigroup, Inc.	8,705	186,461
Equity Residential†	4,488	186,207
Marshall & Ilsley Corp.†	7,525	174,580
Cincinnati Financial Corp.	170,876
Travelers Cos, Inc.	3,544	169,580
JPMorgan Chase & Co.	3,838	164,842
Morgan Stanley†	3,600	164,520
Zions Bancorporation†	3,460	157,603
SunTrust Banks, Inc.†	2,706	149,209
Genworth Financial, Inc. —
Class A	6,563	148,586
Marsh & McLennan Cos., Inc.†	147,317
Fifth Third Bancorp†	7,000	146,440
XL Capital Ltd.†	4,840	143,022
Developers Diversified Realty
Corp.†	3,411	142,853
HCP, Inc.	4,068	137,539
Capital One Financial Corp.†	125,019
U.S. Bancorp†	3,799	122,936
Lincoln National Corp.	2,254	117,208
Host Hotels & Resorts, Inc.†	115,579
Hartford Financial Services Group,
Inc.	1,440	109,109
Wells Fargo & Co.†	3,565	103,741
Merrill Lynch & Co., Inc.	2,480	101,035
M&T Bank Corp.	1,240	99,795
ACE Ltd.	1,811	99,714
General Growth Properties, Inc.†	90,845
PNC Financial Services Group, Inc.	83,995
Chubb Corp.	1,601	79,217

8,299,749
KB HOME†	28,080	694,418
D.R. Horton, Inc.†	43,530	685,597
Lennar Corp. — Class A†	613,770
Dillard’s, Inc. — Class A†	487,026
OfficeMax, Inc.†	25,213	482,577
AutoNation, Inc.*†	24,240	362,873
Jones Apparel Group, Inc.†	342,505
Centex Corp.†	13,710	331,919
Brunswick Corp.†	18,742	299,310
New York Times Co. — Class A†	287,467
Whirlpool Corp.†	2,895	251,228
Gannett Co., Inc.†	8,080	234,724
CBS Corp.†	8,658	191,169
Ford Motor Co.*†	32,806	187,650
Macy’s, Inc.	8,039	185,379
Leggett & Platt, Inc.†	12,106	184,616
Office Depot, Inc.*	12,100	133,705
Limited Brands, Inc.†	7,090	121,239
Eastman Kodak Co.†	6,818	120,474
Big Lots, Inc.*†	5,340	119,082
Liz Claiborne, Inc.	5,810	105,452
J.C. Penney Co., Inc.†	2,740	103,325
Time Warner, Inc.	7,076	99,206
Mattel, Inc.	4,465	88,854
Carnival Corp.†	1,958	79,260
6,792,825
Integrys Energy Group, Inc.†	363,559
NiSource, Inc.†	20,498	353,385
DTE Energy Co.†	6,980	271,452
Duke Energy Corp.†	13,458	240,225
Pinnacle West Capital Corp.	231,423
Progress Energy, Inc.†	5,391	224,805
TECO Energy, Inc.†	13,496	215,261
Consolidated Edison, Inc.†	204,455
Pepco Holdings, Inc.†	8,180	202,210
Nicor, Inc.†	5,411	181,323
Xcel Energy, Inc.	8,735	174,263
Ameren Corp.†	3,607	158,852
CenterPoint Energy, Inc.†	129,957
Southern Co.	3,383	120,469
American Electric Power Co.,
Inc.†	2,741	114,108
PG&E Corp.	2,819	103,795
CMS Energy Corp.†	7,470	101,144
Dominion Resources, Inc.†	85,927
3,476,613

1,763

10,440

35,272

93,093

17,653

43,630

11,924

6,298

5,628

21,560

18,493

4,492

6,050

2,540

7,260

2,380

1,281

32,630

28,299

25,522

15,226

7,795

6,597

5,150

9,107

2,104

SCHEDULE OF INVESTMENTS (concluded)

March 31, 2008

LARGE-CAP VALUE FUND

MARKET

MARKET

VALUE

VALUE

SHARES

(NOTE 1)

SHARES

(NOTE 1)

INDUSTRIALS 4.6%

ENERGY 1.8%

Ryder System, Inc.†

5,954

$

362,658

Spectra Energy Corp.

19,730

$

448,858

Masco Corp.†

10,108

200,442

Total Energy

448,858

Tyco International Ltd.

4,150

182,807

Allied Waste Industries, Inc.*

11,965

129,342

Total Common Stocks

RR Donnelley & Sons Co.

3,341

101,266

(Cost $22,348,738)

24,497,462

Avery Dennison Corp.†

1,640

80,770

FACE

AMOUNT

Northrop Grumman Corp.

1,036

80,611

Total Industrials

1,137,896

REPURCHASE AGREEMENTS 0.5%

Repurchase Agreements (Note 5)

MATERIALS 4.5%

Mizuho Financial Group, Inc.

Ashland, Inc.

5,893

278,739

issued 03/31/08 at 1.30%

Weyerhaeuser Co.†

3,335

216,908

due 04/01/08

$

63,173

63,173

International Paper Co.

7,340

199,648

Lehman Brothers Holdings, Inc.

Dow Chemical Co.†

4,323

159,303

issued 03/31/08 at 1.15%

Bemis Co.†

5,734

145,816

due 04/01/08

33,603

33,603

MeadWestvaco Corp.

3,556

96,794

Morgan Stanley

Total Materials

1,097,208

issued 03/31/08 at 1.35%

CONSUMER STAPLES 4.3%

due 04/01/08

13,161

13,161

Tyson Foods, Inc. — Class A

24,376

388,797

Total Repurchase Agreements

SUPERVALU, INC.

8,495

254,680

(Cost $109,937)

109,937

Kroger Co.†

4,830

122,682

Dean Foods Co.

5,630

113,107

SHARES

Reynolds American, Inc.†

1,695

100,056

Safeway Inc.†

2,807

82,385

SECURITIES LENDING COLLATERAL 49.2%

Mount Vernon Securities

Total Consumer Staples

1,061,707

Lending Trust Prime

HEALTH CARE 3.8%

Portfolio (Note 8)

12,085,740

12,085,740

AmerisourceBergen Corp.†

7,536

308,825

Total Securities Lending Collateral

Tenet Healthcare Corp.*†

25,261

142,977

McKesson Corp.†

2,522

132,077

(Cost $12,085,740)

12,085,740

Cardinal Health, Inc.

2,340

122,874

Total Investments 149.4%

Pfizer, Inc.

5,440

113,859

(Cost $34,544,415)

$ 36,693,139

Covidien Ltd.

2,530

111,953

Liabilities in Excess of

Total Health Care

932,565

Other Assets – (49.4)%

$(12,127,617)

TELECOMMUNICATION SERVICES 3.0%

Net Assets – 100.0%

$ 24,565,522

Embarq Corp.

3,562

142,836

Citizens Communications Co.†

13,271

139,213

Verizon Communications, Inc.†

3,771

137,453

Windstream Corp.

9,816

117,301

Sprint Nextel Corp.†

16,189

108,305

AT&T, Inc.

2,598

99,503

Total Telecommunication Services

744,611

INFORMATION TECHNOLOGY 2.1%

Electronic Data Systems Corp.

10,826

180,253

Jabil Circuit, Inc.

18,720

177,091

Micron Technology, Inc.*†

24,805

148,086

Total Information Technology

505,430

* Non-Income Producing Security.

† All or a portion of this security is on loan at March 31, 2008 — See Note 8.

126

|

THE RYDEX SERIES FUNDS ANNUAL REPORT

See Notes to Financial Statements.

MARKET	MARKET
SHARES	(NOTE 1)	SHARES	(NOTE 1)
COMMON STOCKS 99.3%
INFORMATION TECHNOLOGY 24.1%
Total Consumer Discretionary
HEALTH CARE 18.9%
Total Information Technology
CONSUMER DISCRETIONARY 24.0%

VALUE	VALUE

SMALL-CAP GROWTH FUND

SCHEDULE OF INVESTMENTS

THE RYDEX SERIES FUNDS ANNUAL REPORT

See Notes to Financial Statements.	|	127

March 31, 2008
Tractor Supply Co.*†	1,976	$78,092
P.F. Chang’s China Bistro, Inc.*†	76,162
Pre-Paid Legal Services, Inc.*†	73,242
j2 Global Communications,	Papa John’s International,
Inc.*†	6,467	$144,343	Inc.*†	2,936	71,081
Bankrate, Inc.*†	2,835	141,438	Drew Industries, Inc.*	2,892	70,738
Wright Express Corp.*†	4,070	125,071	Sonic Corp.*†	3,088	68,060
Websense, Inc.*†	6,017	112,819	Arbitron, Inc.†	1,546	66,725
Epicor Software Corp.*†	9,760	109,312	CEC Entertainment, Inc.*†	65,587
Flir Systems, Inc.*†	3,470	104,412	CROCS, Inc.*†	3,476	60,726
Ansoft Corp.*†	3,370	102,852	Bright Horizons Family
Quality Systems, Inc.†	3,279	97,944	Solutions, Inc.*†	1,371	59,008
Faro Technologies, Inc.*	2,600	81,068	Dress Barn, Inc.*†	4,538	58,722
Netgear, Inc.*†	4,002	79,840	Hibbett Sports Inc.*†	3,786	58,456
Factset Research Systems, Inc.†	76,819	Polaris Industries, Inc.†	1,410	57,824
United Online, Inc.†	7,270	76,771	Zumiez, Inc.*†	3,670	57,582
DealerTrack Holdings, Inc.*†	72,590	Stamps.com, Inc.*	5,170	53,044
SPSS, Inc.*	1,820	70,580	Shuffle Master, Inc.*†	9,555	51,119
Intevac, Inc.*	5,342	69,179	Jos. A. Bank Clothiers, Inc.*†	50,717
Sonic Solutions, Inc.*†	6,941	66,981	Monarch Casino & Resort,
Concur Technologies, Inc.*†	63,342	Inc.*†	2,655	47,020
Scansource, Inc.*†	1,713	61,993	Christopher & Banks Corp.†	43,536
Secure Computing Corp.*	60,694	Deckers Outdoor Corp.*†	40,001
CACI International, Inc. —	Select Comfort Corp.*†	39,060
Class A*†	1,330	60,582	Fossil, Inc.*†	1,273	38,877
Blackbaud, Inc.†	2,487	60,384	LKQ Corp.*†	1,536	34,514
Tyler Technologies, Inc.*†	56,605	Universal Technical Institute,
Smith Micro Software, Inc.*†	56,243	Inc.*	2,900	34,017
EPIQ Systems, Inc.*	3,518	54,599	WMS Industries, Inc.*†	837	30,107
InfoSpace, Inc.	4,700	54,379
Comtech Telecommunications
Corp.*†	1,391	54,249
Micros Systems, Inc.*†	1,504	50,625
Ansys, Inc.*†	1,371	47,327
Daktronics, Inc.†	2,427	43,468
Trimble Navigation Ltd.*†	39,311
LoJack Corp.*	3,050	38,552
Brightpoint, Inc.*	4,170	34,861
Diodes, Inc.*	1,520	33,379
Stratasys, Inc.*	1,650	29,370
ViaSat, Inc.*	1,190	25,847
2,457,829
Dionex Corp.*	801	61,669
Stage Stores, Inc.†	8,231	133,342	Immucor, Inc.*†	2,750	58,685
Meritage Homes Corp.*†	128,903	Air Methods Corp.*	1,190	57,560
PetMed Express, Inc.*†	9,795	108,627	Pediatrix Medical Group, Inc.*	57,020
Panera Bread Co. — Class A*†	108,160	Sciele Pharma, Inc.*†	2,814	54,873
Standard-Pacific Corp.†	104,850	Cooper Cos., Inc.†	1,583	54,503
Gymboree Corp.*	2,585	103,090	Kendle International, Inc.*†	53,455
Coinstar, Inc.*†	3,487	98,124	Healthways, Inc.*	1,505	53,187
Volcom, Inc.*†	4,790	96,806	Sunrise Senior Living, Inc.*	51,177
K-Swiss, Inc. — Class A†	5,544	87,706	PharMerica Corp.*†	3,040	50,373
Pool Corp.†	4,596	86,818	Idexx Laboratories, Inc.*	50,147

2,440,443
HealthExtras, Inc.*	5,344	132,745
LifeCell Corp.*†	3,117	131,008
Martek Biosciences Corp.*†	128,669
Palomar Medical Technologies,
Inc.*†	7,575	114,382
LHC Group, Inc.*	5,650	94,920
inVentiv Health, Inc.*†	3,140	90,463
LCA-Vision, Inc.†	7,130	89,125
Integra LifeSciences Holdings
Corp.*†	1,658	72,073
AMN Healthcare Services, Inc.*	67,077

2,678

1,727

2,271

1,426

3,590

2,474

2,040

4,358

9,410

371

10,850

4,049

9,190

1,375

6,672

846

2,582

21,574

1,190

2,297

1,018

4,209

4,350

SCHEDULE OF INVESTMENTS (continued)

March 31, 2008

SMALL-CAP GROWTH FUND

MARKET

MARKET

VALUE

VALUE

SHARES

(NOTE 1)

SHARES

(NOTE 1)

Molina Healthcare, Inc.*†

1,828

$

44,640

INDUSTRIALS 7.2%

Merit Medical Systems, Inc.*†

2,712

42,931

Landstar System, Inc.

2,267

$

118,247

AmSurg Corp.*

1,795

42,506

Orbital Sciences Corp.*†

3,210

77,361

Abaxis, Inc.*†

1,740

40,316

Ceradyne, Inc.*†

2,257

72,134

Kensey Nash Corp.*†

1,331

38,532

Knight Transportation, Inc.†

4,318

71,074

SurModics, Inc.*†

845

35,389

Simpson Manufacturing Co.,

PharmaNet Development

Inc.†

2,309

62,758

Group, Inc.*†

1,364

34,414

Forward Air Corp.†

1,638

58,051

Amedisys, Inc.*†

816

32,101

Heartland Express, Inc.†

3,639

51,892

American Medical Systems

Curtiss-Wright Corp.†

1,213

50,315

Holdings, Inc.*†

2,259

32,055

Toro Co.†

1,169

48,385

ICU Medical, Inc.*

990

28,482

AAR Corp.*†

1,710

46,632

Haemonetics Corp.*†

460

27,407

Waste Connections, Inc.*†

1,299

39,931

Total Health Care

1,921,884

Teledyne Technologies, Inc.*†

800

37,600

ENERGY 9.6%

Total Industrials

734,380

Basic Energy Services, Inc.*†

6,215

137,227

MATERIALS 3.9%

Petroleum Development

Headwaters, Inc.*†

8,161

107,644

Corp.*†

1,758

121,777

NewMarket Corp.†

1,370

103,367

Unit Corp.*†

2,119

120,041

Deltic Timber Corp.

1,630

90,791

Hornbeck Offshore Services,

Quanex Corp.†

1,116

57,742

Inc.*†

2,235

102,072

Brush Engineered Materials,

St. Mary Land & Exploration

Inc.*†

1,323

33,961

Co.†

2,647

101,909

Total Materials

393,505

Cabot Oil & Gas Corp.†

1,446

73,515

CONSUMER STAPLES 3.4%

Helix Energy Solutions Group,

Mannatech, Inc.†

21,483

153,174

Inc.*

2,284

71,946

USANA Health Sciences, Inc.*†

3,199

70,474

Penn Virginia Corp.†

1,584

69,839

Boston Beer Co., Inc. —

CARBO Ceramics, Inc.†

1,435

57,543

Class A*

1,060

50,392

Superior Well Services, Inc.*†

2,280

49,864

Chattem, Inc.*†

670

44,448

Oceaneering International, Inc.*

773

48,699

United Natural Foods, Inc.*†

1,696

31,732

Dril-Quip, Inc.*†

472

21,934

Total Consumer Staples

350,220

Total Energy

976,366

Total Common Stocks

FINANCIALS 8.2%

(Cost $9,382,417)

10,107,365

Portfolio Recovery Associates,

FACE

Inc.†

2,609

111,900

AMOUNT

Wilshire Bancorp, Inc.

11,143

85,133

optionsXpress Holdings, Inc.†

4,110

85,118

REPURCHASE AGREEMENTS 0.6%

Infinity Property & Casualty

Repurchase Agreements (Note 5)

Corp.†

2,026

84,282

Mizuho Financial Group, Inc.

Zenith National Insurance Corp.

2,340

83,912

issued 03/31/08 at 1.30%

TradeStation Group, Inc.*†

9,820

83,666

due 04/01/08

$

36,152

36,152

World Acceptance Corp.*†

2,226

70,898

Lehman Brothers Holdings, Inc.

Nara Bancorp, Inc.

4,860

63,131

issued 03/31/08 at 1.15%

Philadelphia Consolidated

due 04/01/08

19,229

19,229

Holding Corp.*

1,917

61,727

Morgan Stanley

PrivateBancorp, Inc.†

1,499

47,174

issued 03/31/08 at 1.35%

First Cash Financial Services,

due 04/01/08

7,532

7,532

Inc.*†

2,990

30,887

Total Repurchase Agreements

UCBH Holdings, Inc.†

3,210

24,910

(Cost $62,913)

62,913

Total Financials

832,738

128

|

THE RYDEX SERIES FUNDS ANNUAL REPORT

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (concluded)

March 31, 2008

SMALL-CAP GROWTH FUND

MARKET

VALUE

SHARES

(NOTE 1)

SECURITIES LENDING COLLATERAL 32.5%

Mount Vernon Securities

Lending Trust Prime

Portfolio (Note 8)

3,309,302

$

3,309,302

Total Securities Lending Collateral

(Cost $3,309,302)

3,309,302

Total Investments 132.4%

(Cost $12,754,632)

$13,479,580

Liabilities in Excess of

Other Assets – (32.4)%

$ (3,302,459)

Net Assets – 100.0%

$10,177,121

* Non-Income Producing Security.

† All or a portion of this security is on loan at March 31, 2008 — See Note 8.

See Notes to Financial Statements.

THE RYDEX SERIES FUNDS ANNUAL REPORT

|

129

MARKET	MARKET
SHARES	(NOTE 1)	SHARES	(NOTE 1)
COMMON STOCKS 100.0%
CONSUMER DISCRETIONARY 25.6%
Total Health Care
INFORMATION TECHNOLOGY 15.6%
Total Information Technology
INDUSTRIALS 11.1%
Total Consumer Discretionary
HEALTH CARE 21.0%
Total Industrials

VALUE	VALUE

MID-CAP GROWTH FUND

SCHEDULE OF INVESTMENTS

THE RYDEX SERIES FUNDS ANNUAL REPORT

130	See Notes to Financial Statements.

March 31, 2008
Community Health Systems,
Inc.*†	4,649	$156,067
Lincare Holdings, Inc.*†	5,470	153,762
NVR, Inc.*†	619	$369,852	Gen-Probe, Inc.*†	2,846	137,177
Aeropostale, Inc.*†	12,380	335,622	Par Pharmaceutical Cos., Inc.*†	134,372
Urban Outfitters, Inc.*†	10,190	319,456	Henry Schein, Inc.*†	2,012	115,489
Toll Brothers, Inc.*	12,852	301,765	Covance, Inc.*†	1,137	94,337
Getty Images, Inc.*†	8,770	280,640	Cerner Corp.*†	2,239	83,470
Chico’s FAS, Inc.*†	33,509	238,249	Charles River Laboratories
Ross Stores, Inc.†	7,883	236,175	International, Inc.*†	1,328	78,272
Strayer Education, Inc.†	1,337	203,893	Medicis Pharmaceutical Corp. —
Chipotle Mexican Grill, Inc. —	Class A†	3,929	77,362
Class A*†	1,680	190,562
The Warnaco Group, Inc.*†	172,747
Matthews International Corp. —
Class A	3,528	170,226
Pacific Sunwear of California,
Inc.*	13,295	167,650
Dollar Tree, Inc.*†	5,821	160,601
Advance Auto Parts, Inc.	160,512
Valassis Communications, Inc.*†	159,289
Williams-Sonoma, Inc.†	6,331	153,463
Timberland Co. — Class A*†	151,057
Cheesecake Factory, Inc.*†	138,410
American Eagle Outfitters,
Inc.†	7,833	137,156
John Wiley & Sons, Inc. —
Class A	3,431	136,211
Career Education Corp.*†	130,240
Sotheby’s†	4,450	128,650
ITT Educational Services, Inc.*	124,287
O’Reilly Automotive, Inc.*	118,529
Corinthian Colleges, Inc.*†	101,061
Scientific Games Corp. —
Class A*†	4,545	95,945
Guess?, Inc.†	2,360	95,509
4,977,757
Alliant Techsystems, Inc.*†	226,110
Graco, Inc.†	5,191	188,226
Korn/Ferry International, Inc.*†	164,268
Dun & Bradstreet Corp.	1,979	161,051
Fastenal Co.†	3,356	154,141
Corporate Executive
Board Co.†	3,278	132,694
Rollins, Inc.	7,229	127,881
Donaldson Co., Inc.	3,086	124,304
Copart, Inc.*	3,008	116,590
Mine Safety Appliances Co.†	98,856
Stericycle, Inc.*†	1,574	81,061
2,161,028
Techne Corp.*†	2,607	175,607
ResMed, Inc.*†	3,765	158,808

4,075,736
Digital River, Inc.*†	11,190	346,554
Western Digital Corp.*†	251,337
Cree, Inc.*†	8,840	247,166
DST Systems, Inc.*†	3,612	237,453
ACI Worldwide, Inc.*	11,171	222,526
Silicon Laboratories, Inc.*†	214,598
F5 Networks, Inc.*†	11,160	202,777
McAfee, Inc.*†	4,959	164,093
Global Payments, Inc.†	3,610	149,310
Amphenol Corp. — Class A	147,994
ValueClick, Inc.*†	8,370	144,383
Plantronics, Inc.	7,126	137,603
SRA International, Inc. —
Class A*†	4,760	115,716
Alliance Data Systems Corp.*	109,131
Harris Corp.	2,031	98,564
Fair Isaac Corp.†	4,133	88,942
Gartner, Inc. — Class A*†	83,162
Macrovision Corp.*†	5,800	78,300
3,039,609
Joy Global, Inc.	4,640	302,342
Navigant Consulting, Inc.*†	283,504
Psychiatric Solutions, Inc.*†	382,211
Intuitive Surgical, Inc.*	980	317,863
Invitrogen Corp.*†	3,410	291,453
Sepracor, Inc.*†	14,155	276,306
Kinetic Concepts, Inc.*†	5,670	262,124
Endo Pharmaceuticals
Holdings, Inc.*†	9,906	237,150
Hologic, Inc.*	3,815	212,114
Affymetrix, Inc.*†	11,308	196,872
Apria Healthcare Group, Inc.*†	181,779
Pharmaceutical Product
Development, Inc.	4,218	176,734
VCA Antech, Inc.*†	6,450	176,407

|

7,727

4,380

4,714

14,681

11,002

6,352

10,239

2,706

4,156

13,978

2,184

9,720

2,400

9,295

6,804

3,973

2,297

4,300

14,937

11,268

9,204

SCHEDULE OF INVESTMENTS (concluded)

March 31, 2008

MID-CAP GROWTH FUND

MARKET

MARKET

VALUE

FACE

VALUE

SHARES

(NOTE 1)

AMOUNT

(NOTE 1)

ENERGY 10.7%

REPURCHASE AGREEMENTS 0.8%

Encore Acquisition Co.*†

11,490

$

462,817

Repurchase Agreements (Note 5)

Cimarex Energy Co.†

5,455

298,607

Mizuho Financial Group, Inc.

Grant Prideco, Inc.*

4,133

203,426

issued 03/31/08 at 1.30%

Frontier Oil Corp.†

6,507

177,381

due 04/01/08

$

90,297

$

90,297

Quicksilver Resources, Inc.*†

4,648

169,791

Lehman Brothers Holdings, Inc.

Denbury Resources, Inc.*†

5,770

164,733

issued 03/31/08 at 1.15%

FMC Technologies, Inc.*†

2,845

161,852

due 04/01/08

48,029

48,029

Newfield Exploration Co.*†

2,902

153,371

Morgan Stanley

Pioneer Natural Resources Co.†

2,988

146,771

issued 03/31/08 at 1.35%

Southwestern Energy Co.*

4,322

145,608

due 04/01/08

18,812

18,812

Total Energy

2,084,357

Total Repurchase Agreements

MATERIALS 7.0%

(Cost $157,138)

157,138

Cleveland-Cliffs, Inc.

3,138

375,995

Steel Dynamics, Inc.

10,528

347,845

SHARES

Commercial Metals Co.

9,729

291,578

SECURITIES LENDING COLLATERAL 49.2%

CF Industries Holdings, Inc.†

1,698

175,947

Mount Vernon Securities

Terra Industries, Inc.*†

4,624

164,291

Lending Trust Prime

Total Materials

1,355,656

Portfolio (Note 8)

9,573,016

9,573,016

FINANCIALS 4.8%

Total Securities Lending Collateral

Jones Lang LaSalle, Inc.†

3,937

304,488

(Cost $9,573,016)

9,573,016

W.R. Berkley Corp.

7,474

206,955

Total Investments 150.0%

Brown & Brown, Inc.†

8,369

145,453

(Cost $26,948,849)

$29,164,620

SEI Investments Co.

5,588

137,968

Eaton Vance Corp.†

4,142

126,372

Liabilities in Excess of

Other Assets – (50.0)%

$ (9,717,833)

Total Financials

921,236

Net Assets – 100.0%

$19,446,787

CONSUMER STAPLES 4.2%

Hansen Natural Corp.*†

8,039

283,777

Energizer Holdings, Inc.*†

2,546

230,362

NBTY, Inc.*†

5,926

177,484

Church & Dwight Co., Inc.†

2,350

127,464

Total Consumer Staples

819,087

Total Common Stocks

(Cost $17,218,695)

19,434,466

* Non-Income Producing Security.

† All or a portion of this security is on loan at March 31, 2008 — See Note 8.

See Notes to Financial Statements.

THE RYDEX SERIES FUNDS ANNUAL REPORT

|

131

MARKET	MARKET
SHARES	(NOTE 1)	SHARES	(NOTE 1)
COMMON STOCKS 100.0%
CONSUMER DISCRETIONARY 19.4%
Total Information Technology
HEALTH CARE 16.8%
Total Consumer Discretionary
INFORMATION TECHNOLOGY 17.4%
Total Health Care
ENERGY 13.4%

VALUE	VALUE

LARGE-CAP GROWTH FUND

SCHEDULE OF INVESTMENTS

THE RYDEX SERIES FUNDS ANNUAL REPORT

132	See Notes to Financial Statements.

March 31, 2008
QLogic Corp.*†	6,900	$105,915
NetApp, Inc.*†	5,128	102,816
Motorola, Inc.	10,460	97,278
Sears Holdings Corp.*†	3,090	$315,458	Citrix Systems, Inc.*†	3,084	90,454
Coach, Inc.*†	9,171	276,506	Electronic Arts, Inc.*†	1,803	90,006
TJX Cos., Inc.†	6,783	224,314	Western Union Co.	3,920	83,378
Amazon.com, Inc.*†	3,019	215,255	MEMC Electronic Materials, Inc.*	80,826
Bed Bath & Beyond, Inc.*†	204,700	National Semiconductor Corp.	69,066
Abercrombie & Fitch Co. —	Nvidia Corp.*	3,133	62,002
Class A	2,770	202,598	BMC Software, Inc.*	1,790	58,211
Goodyear Tire & Rubber Co.*†	197,628
AutoZone, Inc.*	1,580	179,851
Expedia, Inc.*†	8,050	176,214
Darden Restaurants, Inc.	5,340	173,817
H&R Block, Inc.†	8,307	172,453
Starbucks Corp.*	9,530	166,775
Black & Decker Corp.†	2,463	162,804
Lowe’s Cos., Inc.†	6,841	156,933
Yum! Brands, Inc.†	4,192	155,984
Apollo Group, Inc. — Class A*†	155,952
Harley-Davidson, Inc.†	4,106	153,975
Kohl’s Corp.*†	2,828	121,293
International Game Technology,
Inc.†	2,917	117,293
Nike, Inc. — Class B†	1,700	115,600
Best Buy Co., Inc.†	2,788	115,590
Omnicom Group, Inc.†	2,343	103,514
Harman International Industries,
Inc.	2,198	95,701
GameStop Corp. — Class A*†	93,595
McGraw-Hill Cos., Inc.†	2,450	90,528
Polo Ralph Lauren Corp.†	79,857
4,224,188
Quest Diagnostics, Inc.†	105,026
Yahoo!, Inc.*†	10,187	294,710	C.R. Bard, Inc.†	1,086	104,690
Cognizant Technology Solutions	Becton, Dickinson & Co.†	96,581
Corp. — Class A*	7,434	214,322	Genzyme Corp.*	1,240	92,430
Google, Inc. — Class A*†	472	207,902
Dell, Inc.*†	8,469	168,702
Intuit, Inc.*	6,182	166,976
eBay, Inc.*	5,492	163,881
Qualcomm, Inc.	3,978	163,098
Apple, Inc.*	1,120	160,720
Lexmark International, Inc.*†	148,316
Fiserv, Inc.*†	3,080	148,117
Oracle Corp.*	7,171	140,265
Adobe Systems, Inc.*	3,928	139,798
Cisco Systems, Inc.*	5,755	138,638
Total System Services, Inc.	129,184
Symantec Corp.*†	7,328	121,791
SanDisk Corp.*†	5,378	121,381
Akamai Technologies, Inc.*†	114,893
Microsoft Corp.	3,860	109,547
Autodesk, Inc.*	3,418	107,599

3,799,792
Zimmer Holdings, Inc.*	3,634	282,943
Forest Laboratories, Inc.*	234,019
Express Scripts, Inc.*	3,343	215,022
Gilead Sciences, Inc.*†	3,812	196,432
Varian Medical Systems, Inc.*†	192,840
IMS Health, Inc.	8,143	171,085
St. Jude Medical, Inc.*	3,955	170,817
Patterson Cos., Inc.*†	4,516	163,931
Biogen Idec, Inc.*†	2,570	158,543
Celgene Corp.*†	2,504	153,470
Amgen, Inc.*†	3,504	146,397
Medtronic, Inc.†	3,024	146,271
Coventry Health Care, Inc.*†	142,597
Laboratory Corporation of America
Holdings*	1,874	138,076
Waters Corp.*†	2,440	135,908
Hospira, Inc.*†	3,143	134,426
Stryker Corp.	2,050	133,353
UnitedHealth Group, Inc.	120,775
Barr Pharmaceuticals, Inc.*	118,553
Johnson & Johnson, Inc.	108,852
3,663,037
XTO Energy, Inc.	4,945	305,898
EOG Resources, Inc.†	2,170	260,400
Apache Corp.†	1,870	225,933
Sunoco, Inc.†	3,940	206,732
Chesapeake Energy Corp.†	198,445
ConocoPhillips	2,230	169,948
Murphy Oil Corp.†	2,050	168,387
Schlumberger Ltd.	1,890	164,430
BJ Services Co.†	5,629	160,483
Devon Energy Corp.	1,515	158,060
Halliburton Co.	3,800	149,454
Transocean, Inc.*†	1,090	147,368
Valero Energy Corp.	2,890	141,928
Exxon Mobil Corp.	1,650	139,557
Smith International, Inc.	1,555	99,878
|

1,140

6,939

3,770

7,660

3,610

1,810

1,370

2,320

1,125

4,828

5,460

4,080

5,849

4,117

3,534

3,515

2,454

1,678

4,300

SCHEDULE OF INVESTMENTS (concluded)

March 31, 2008

LARGE-CAP GROWTH FUND

MARKET

MARKET

VALUE

VALUE

SHARES

(NOTE 1)

SHARES

(NOTE 1)

Consol Energy, Inc.†

1,356

$

93,821

WM Wrigley Jr Co.†

1,677

$

105,383

Baker Hughes, Inc.†

1,010

69,185

PepsiCo, Inc.

1,458

105,268

Cameron International Corp.*†

1,520

63,293

Total Consumer Staples

1,645,843

Total Energy

2,923,200

MATERIALS 6.5%

FINANCIALS 8.7%

United States Steel Corp.

2,350

298,145

CB Richard Ellis Group, Inc. —

Nucor Corp.†

3,988

270,147

Class A*

13,200

285,648

Freeport-McMoRan Copper &

Moody’s Corp.†

6,860

238,934

Gold, Inc.†

2,210

212,646

IntercontinentalExchange, Inc.*†

1,510

197,055

Ball Corp.†

4,423

203,193

Progressive Corp.

12,081

194,142

Titanium Metals Corp.†

8,450

127,173

Leucadia National Corp.

3,620

163,696

Sigma-Aldrich Corp.†

1,980

118,107

Safeco Corp.†

3,600

157,968

Ecolab, Inc.†

2,224

96,588

SLM Corp.*†

10,146

155,741

Pactiv Corp.*

3,340

87,541

Federated Investors, Inc. —

Total Materials

1,413,540

Class B

3,836

150,218

UTILITIES 1.6%

CME Group Inc.†

298

139,792

Constellation Energy Group, Inc.

1,480

130,640

Franklin Resources, Inc.†

880

85,351

Questar Corp.

1,988

112,441

American Express Co.

1,894

82,806

AES Corp.*

6,527

108,805

NYSE Euronext

946

58,377

Total Utilities

351,886

Total Financials

1,909,728

Total Common Stocks

INDUSTRIALS 8.7%

(Cost $19,361,497)

21,825,522

Caterpillar, Inc.†

2,260

176,936

Expeditors International of

FACE

Washington, Inc.†

3,610

163,100

AMOUNT

Trane, Inc.

3,467

159,135

REPURCHASE AGREEMENTS 0.7%

L-3 Communications Holdings, Inc.

1,264

138,206

Repurchase Agreements (Note 5)

Lockheed Martin Corp.

1,270

126,111

Mizuho Financial Group, Inc.

CH Robinson Worldwide, Inc.†

2,260

122,944

issued 03/31/08 at 1.30%

Cummins, Inc.

2,610

122,200

due 04/01/08

$

89,269

89,269

Danaher Corp.†

1,575

119,747

Lehman Brothers Holdings, Inc.

Rockwell Collins, Inc.

2,080

118,872

issued 03/31/08 at 1.15%

Pitney Bowes, Inc.†

3,340

116,967

due 04/01/08

47,483

47,483

Terex Corp.*

1,830

114,375

Morgan Stanley

General Dynamics Corp.

1,254

104,546

issued 03/31/08 at 1.35%

Equifax, Inc.†

2,750

94,820

due 04/01/08

18,598

18,598

ITT Industries, Inc.†

1,578

81,756

Total Repurchase Agreements

Rockwell Automation, Inc.†

1,370

78,665

(Cost $155,350)

155,350

Jacobs Engineering Group, Inc.*†

760

55,928

SHARES

Total Industrials

1,894,308

SECURITIES LENDING COLLATERAL 32.5%

CONSUMER STAPLES 7.5%

Mount Vernon Securities

Clorox Co.

3,028

171,506

Lending Trust Prime

Avon Products, Inc.

4,170

164,882

Portfolio (Note 8)

7,099,899

7,099,899

Colgate-Palmolive Co.

1,894

147,561

Kellogg Co.†

2,775

145,854

Total Securities Lending Collateral

Hershey Co.†

3,780

142,393

(Cost $7,099,899)

7,099,899

Anheuser-Busch Cos., Inc.

2,960

140,452

UST, Inc.†

2,550

139,026

Total Investments 133.2%

Pepsi Bottling Group, Inc.†

3,795

128,688

(Cost $26,616,746)

$29,080,771

Estee Lauder Cos., Inc. — Class A†

2,796

128,197

Liabilities in Excess of

Campbell Soup Co.†

3,730

126,633

Other Assets – (33.2)%

$ (7,246,565)

Net Assets – 100.0%

$21,834,206

* Non-Income Producing Security.

† All or a portion of this security is on loan at March 31, 2008 — See Note 8.

See Notes to Financial Statements.

THE RYDEX SERIES FUNDS ANNUAL REPORT

|

133

SCHEDULE OF INVESTMENTS

March 31, 2008

U.S. GOVERNMENT MONEY MARKET FUND

MARKET

MARKET

FACE

VALUE

FACE

VALUE

AMOUNT

(NOTE 1)

AMOUNT

(NOTE 1)

FEDERAL AGENCY DISCOUNT NOTES 72.0%

REPURCHASE AGREEMENTS 10.8%

Fannie Mae*

Joint Repurchase Agreements (Note 5)

2.80% due 04/23/08

$

75,000,000

$

74,871,667

Mizuho Financial Group, Inc.

3.91% due 04/02/08

50,000,000

49,994,569

issued 03/31/08 at 1.30%

2.82% due 04/23/08

25,000,000

24,956,917

due 04/01/08

$

51,716,984

$

51,716,984

Farmer Mac*

Lehman Brothers Holdings, Inc.

1.85% due 06/23/08

75,000,000

74,680,104

issued 03/31/08 at 1.15%

2.40% due 04/03/08

50,000,000

49,993,333

due 04/01/08

27,508,644

27,508,644

2.05% due 06/23/08

50,000,000

49,763,680

Morgan Stanley

3.60% due 04/10/08

25,000,000

24,977,500

issued 03/31/08 at 1.35%

2.70% due 05/22/08

25,000,000

24,904,375

due 04/01/08

10,774,372

10,774,372

2.15% due 06/13/08

25,000,000

24,891,007

Individual Repurchase Agreement

Federal Farm Credit Bank*

Lehman Brothers Holdings, Inc.

1.88% due 05/15/08

25,500,000

25,441,407

issued 03/31/08 at 1.15%

2.74% due 04/11/08

25,000,000

24,980,972

due 04/01/08 (Secured by a U.S.

Federal Home Loan Bank*

Treasury Bond, at a rate of 6.25%

2.71% due 05/21/08

50,000,000

49,811,805

and maturing 08/15/23

2.68% due 04/02/08

25,000,000

24,998,139

as collateral, with a

2.71% due 05/02/08

25,000,000

24,941,660

Market Value of $49,257,613)

2.65% due 05/07/08

25,000,000

24,933,750

to be repurchased at

2.70% due 05/21/08†

25,000,000

24,906,250

$48,295,617

48,294,074

48,294,074

2.23% due 06/11/08

25,000,000

24,890,049

Total Repurchase Agreements

Freddie Mac*

(Cost $138,294,074)

138,294,074

4.14% due 04/14/08

50,000,000

49,925,250

2.82% due 04/28/08

50,000,000

49,894,250

SHARES

2.07% due 06/23/08

50,000,000

49,761,375

SECURITIES LENDING COLLATERAL 9.9%

2.10% due 09/22/08

30,000,000

29,695,500

Morgan Stanley

2.72% due 05/27/08

25,000,000

24,894,222

Repurchase Agreement

1.81% due 07/28/08

25,000,000

24,851,681

2.90% due

04/01/08

2.03% due 08/04/08

25,000,000

24,823,785

(Note 8)

127,125,000

127,125,000

2.74% due 07/28/08

25,000,000

24,775,472

2.06% due 06/23/08

20,000,000

19,905,011

Total Securities Lending Collateral

(Cost $127,125,000)

127,125,000

Total Federal Agency Discount Notes

(Cost $922,463,730)

922,463,730

Total Investments 111.1%

(Cost $1,422,869,681)

$1,422,869,681

FEDERAL AGENCY BONDS 18.4%

Farmer Mac*

Liabilities in Excess of

2.50% due 04/01/09

50,000,000

50,000,000

Other Assets – (11.1)%

$

(142,563,262)

2.83% due 03/13/09

10,000,000

10,000,000

Net Assets – 100.0%

$1,280,306,419

Federal Home Loan Bank*

2.88% due 01/30/09

50,000,000

49,991,556

4.30% due 06/03/08

25,000,000

25,000,000

4.35% due 04/28/08

25,000,000

25,000,000

4.25% due 06/18/08

15,000,000

15,000,000

2.85% due 03/04/09

15,000,000

15,000,000

2.80% due 03/17/09

15,000,000

15,000,000

4.57% due 11/28/08

15,000,000

15,000,000

2.23% due 03/12/09

15,000,000

14,995,321

Total Federal Agency Bonds

(Cost $234,986,877)

234,986,877

* The issuer is a publicly traded company that operates under a Congressional charter; its securities are neither issued nor guaranteed by the

U.S. Government.

† All or a portion of this security is on loan at March 31, 2008 — See Note 8.

134

|

THE RYDEX SERIES FUNDS ANNUAL REPORT

See Notes to Financial Statements.

This page intentionally left blank.

THE RYDEX SERIES FUNDS ANNUAL REPORT

|

135

STATEMENTS OF ASSETS AND LIABILITIES

Inverse

S&P 500

Nova

S&P 500

Strategy

OTC

Fund

Fund

Fund

Fund

ASSETS

Investment Securities*

$ 142,340,931

$58,834,176

$ 195,269,171

$

829,004,745

Repurchase Agreements*

1,162,090

35,624,447

66,645,876

19,590,859

Segregated Cash with Broker

15,724,043

2,624,169

15,875,676

2,644,609

Deposits with Brokers for Securities Sold Short

—

—

—

—

Receivable for Equity Index Swap Settlement

265,967

20,802

—

229,963

Variation Margin on Futures Contracts

67,000

37,776

74,027

23,000

Receivable for Securities Sold

3,808,542

—

—

—

Receivable for Fund Shares Sold

1,155,598

993,857

756,453

565,068

Investment Income Receivable

168,195

49,819

2,303

217,450

Total Assets

164,692,366

98,185,046

278,623,506

852,275,694

LIABILITIES

Short Sales at Market Value**

—

—

—

—

Payable to cover Short Sale

—

—

—

—

Payable for Equity Index Swap Settlement

299,365

—

1,650,412

—

Variation Margin on Futures Contracts

—

—

—

—

Payable upon Return of Securities Loaned

26,417,952

8,443,950

—

196,292,630

Payable for Securities Purchased

—

24,898

—

5,016,540

Payable for Fund Shares Redeemed

209,181

473,102

709,827

564,998

Investment Advisory Fees Payable

79,518

41,501

206,413

377,083

Transfer Agent and Administrative Fees Payable

26,506

13,834

57,337

125,694

Distribution and Service Fees Payable

14,831

9,930

12,165

7,208

Portfolio Accounting Fees Payable

10,602

5,533

22,153

39,996

Custody Fees Payable

3,187

1,660

6,880

15,083

Short Sales Interest Payable

—

—

—

—

Overdraft Due to Custodian Bank

2,153,588

—

—

—

Short Sales Dividends Payable

—

—

—

—

Dividends Payable

—

—

—

—

Other Liabilities

79,179

13,682

139,490

342,141

Total Liabilities

29,293,909

9,028,090

2,804,677

202,781,373

NET ASSETS

$ 135,398,457

$89,156,956

$ 275,818,829

$

649,494,321

NET ASSETS CONSIST OF

Paid-In Capital

$ 292,733,944

$92,460,814

$ 558,286,863

$1,141,503,534

Undistributed Net Investment Income

432,002

2,559

3,989,079

—

Accumulated Net Realized Loss on Investments, Equity Index Swaps,

Futures Contracts and Securities Sold Short

(176,361,558)

(4,815,646)

(284,668,119)

(737,866,419)

Net Unrealized Appreciation (Depreciation) on Investments,

Equity Index Swaps, Futures Contracts and Securities Sold Short

18,594,069

1,509,229

(1,788,994)

245,857,206

NET ASSETS

$ 135,398,457

$89,156,956

$ 275,818,829

$

649,494,321

Investor Class

$

74,674,171

N/A

$ 223,044,210

$

617,922,718

Advisor Class

19,217,980

N/A

11,131,064

15,184,072

A-Class

11,791,409

$

2,357,993

9,344,256

6,044,247

C-Class

29,714,897

7,835,972

32,299,299

10,343,284

H-Class

N/A

78,962,991

N/A

N/A

SHARES OUTSTANDING

Investor Class

2,858,217

N/A

5,576,264

52,337,827

Advisor Class

777,287

N/A

295,089

1,352,270

A-Class

471,922

90,973

246,096

532,717

C-Class

1,230,975

306,708

872,848

944,595

H-Class

N/A

3,048,302

N/A

N/A

NET ASSET VALUES

Investor Class

$26.13

N/A

$40.00

$11.81

Advisor Class

24.72

N/A

37.72

11.23

A-Class

24.99

$25.92

37.97

11.35

A-Class Maximum Offering Price***

26.24

27.21

39.86

11.92

C-Class

24.14

25.55

37.00

10.95

H-Class

N/A

25.90

N/A

N/A

* The cost of investments is $125,185,070, $93,490,873, $261,915,047, $602,826,959, $72,713,094, $26,233,918, $46,203,383, $35,878,790,

$6,226,072, $49,767,508, $77,144,023, and $801,843,058, respectively.

** The proceeds from short sales are $0, $0, $0, $0, $0, $0, $0, $0, $0, $22,562,420, $0 and $308,667,502, respectively.

*** Net asset value adjusted for the maximum sales charge of 4.75% of offering price.

136

|

THE RYDEX SERIES FUNDS ANNUAL REPORT

See Notes to Financial Statements.

March 31, 2008

Inverse

Inverse

Inverse

Government

Inverse

OTC

Mid-Cap

Mid-Cap

Russell 2000®

Russell 2000®

Long Bond

Government

Strategy

1.5x Strategy

Strategy

1.5x Strategy

Russell 2000®

Strategy

1.2x Strategy

Long Bond

Fund

Fund

Fund

Fund

Fund

Fund

Fund

Strategy Fund

$

—

$21,307,917

$

—

$ 30,700,506

$4,858,473

$

—

$ 78,453,959

$369,900,917

72,713,094

5,238,925

46,203,383

5,186,621

1,385,487

49,767,508

2,428,963

431,931,284

1,556,857

1,229,079

3,407,806

2,571,709

167,239

4,949,884

438,000

2,673,604

—

—

—

—

—

22,562,420

—

—

—

—

1,149,559

26,220

2,785

—

—

—

—

103,140

84,244

51,162

—

44,426

85,421

—

—

52,082

—

—

—

—

—

—

178,873

62,493

88,693

63,594

708,763

121,485

17,896,490

4,359,157

2,525

14,954

1,617

31,824

1,335

10,252

427,830

13,586

74,451,349

28,008,590

50,935,302

38,631,636

7,124,082

77,455,975

99,730,663

808,878,548

—

—

—

—

—

20,782,065

—

322,401,905

—

—

—

—

—

—

—

29,853,635

1,128,929

514,014

—

887,916

12,440

675,327

—

—

6,439

—

—

—

16,276

—

—

544,781

—

5,432,081

—

8,604,404

548,245

—

—

—

—

—

—

—

—

—

14,065,263

—

206,914

293,709

1,870,676

3,087

627,873

380,367

3,069,291

29,016,087

55,349

16,701

26,956

20,994

2,329

42,677

29,857

308,342

15,375

4,639

7,488

5,832

776

11,855

11,943

85,651

3,713

4,117

4,306

5,479

571

6,899

8,052

53,047

6,150

1,856

2,995

2,333

311

4,742

5,971

30,647

1,845

578

899

700

93

1,423

1,791

10,278

—

—

—

—

—

—

—

1,757,792

—

—

—

—

—

—

—

—

—

—

—

—

—

19,176

—

—

—

—

—

—

—

—

9,047

—

47,191

18,979

8,535

17,378

1,826

25,896

40,305

196,217

1,471,905

6,286,674

1,921,855

9,548,123

1,210,740

21,950,427

17,241,520

384,258,382

$

72,979,444

$21,721,916

$49,013,447

$ 29,083,513

$5,913,342

$ 55,505,548

$ 82,489,143

$424,620,166

$  198,305,369

$29,131,158

$53,761,623

$ 38,550,576

$6,539,094

$ 85,364,969

$ 84,923,271

$702,049,049

695,607

—

25,629

—

—

143,279

183,622

—

(124,891,767)

(7,897,515)

(5,925,158)

(9,629,309)

(672,841)

(31,594,503)

(7,187,539)

(258,697,940)

(1,129,765)

488,273

1,151,353

162,246

47,089

1,591,803

4,569,789

(18,730,943)

$

72,979,444

$21,721,916

$49,013,447

$ 29,083,513

$5,913,342

$ 55,505,548

$ 82,489,143

$424,620,166

$

59,819,135

N/A

N/A

N/A

N/A

N/A

$ 30,695,089

$237,900,192

3,743,688

N/A

N/A

N/A

N/A

N/A

25,180,705

24,891,416

1,783,800

$

1,570,930

$

905,994

$

4,371,784

$

908,752

$

6,815,516

20,374,070

37,256,462

7,632,821

8,387,955

1,477,601

10,872,518

677,767

6,135,941

6,239,279

124,572,096

N/A

11,763,031

46,629,852

13,839,211

4,326,823

42,554,091

N/A

N/A

2,812,259

N/A

N/A

N/A

N/A

N/A

2,605,668

14,148,412

180,262

N/A

N/A

N/A

N/A

N/A

2,148,016

1,516,597

85,060

48,499

24,439

152,742

38,559

174,549

1,727,957

2,247,812

388,765

272,955

41,251

401,212

29,116

162,311

530,274

7,958,575

N/A

363,057

1,258,040

483,557

183,541

1,089,232

N/A

N/A

$21.27

N/A

N/A

N/A

N/A

N/A

$11.78

$16.81

20.77

N/A

N/A

N/A

N/A

N/A

11.72

16.41

20.97

$32.39

$37.07

$28.62

$23.57

$39.05

11.79

16.57

22.02

34.01

38.92

30.05

24.75

41.00

12.38

17.40

19.63

30.73

35.82

27.10

23.28

37.80

11.77

15.65

N/A

32.40

37.07

28.62

23.57

39.07

N/A

N/A

THE RYDEX SERIES FUNDS ANNUAL REPORT

|

137

STATEMENTS OF ASSETS AND LIABILITIES (concluded)

Inverse

High Yield

High Yield

Europe

Japan

Strategy

Strategy

1.25x Strategy

2x Strategy

Fund

Fund

Fund

Fund

ASSETS

Investment Securities*

$

—

$

—

$20,449,836

$

—

Credit Default Swaps at Value

—

1,170,6752

—

—

Repurchase Agreements*

79,076,693

9,962,370

12,256,751

5,760,593

Segregated Cash with Broker

2,890,664

70,400

3,709,278

290,700

Receivable for Credit Default Swap

301,744

—

—

—

Receivable for Equity Index Swap Settlement

—

—

48,170

54,558

Variation Margin on Futures Contracts

41,839

—

—

—

Receivable for Securities Sold

—

—

3,508,909

—

Receivable for Fund Shares Sold

1,639,604

25,000

787,760

186,129

Investment Income Receivable

2,768

349

111,480

202

Total Assets

83,953,312

11,228,794

40,872,184

6,292,182

LIABILITIES

Credit Default Swap at Value

8,035,0871

—

—

—

Variation Margin on Futures Contracts

—

19,219

27,545

20,352

Payable upon Return of Securities Loaned

—

—

7,037,195

—

Payable for Credit Default Swaps

—

13,613

—

—

Payable for Securities Purchased

—

—

—

—

Payable for Fund Shares Redeemed

65,322

3,181

4,172,990

147,922

Investment Advisory Fees Payable

12,642

10,891

22,643

3,098

Transfer Agent and Administrative Fees Payable

4,214

3,630

6,290

1,009

Distribution and Service Fees Payable

3,566

2,156

4,759

560

Portfolio Accounting Fees Payable

1,686

1,452

2,516

404

Custody Fees Payable

506

436

755

121

Dividends Payable

—

—

—

—

Other Liabilities

9,086

7,899

28,432

275

Total Liabilities

8,132,109

62,477

11,303,125

173,741

NET ASSETS

$75,821,203

$11,166,317

$29,569,059

$6,118,441

NET ASSETS CONSIST OF

Paid-In Capital

$78,721,635

$11,113,514

$34,655,203

$6,170,260

Undistributed Net Investment Income (Loss)

384,040

—

(2,603,625)

1,752

Accumulated Net Realized Loss on Investments, Credit Default/Equity

Index Swaps, and Futures Contracts

(2,990,062)

(532,575)

(5,234,900)

(285,728)

Net Unrealized Appreciation (Depreciation) on Investments, Credit

Default/Equity Index Swaps, and Futures Contracts

(294,410)

585,378

2,752,381

232,157

NET ASSETS

$75,821,203

$11,166,317

$29,569,059

$6,118,441

Investor Class

N/A

N/A

N/A

N/A

Advisor Class

N/A

N/A

N/A

N/A

A-Class

$10,529,634

$

1,672,766

$

1,749,978

$

635,832

C-Class

1,001,228

2,957,624

6,149,054

239,570

H-Class

64,290,341

6,535,927

21,670,027

5,243,039

SHARES OUTSTANDING

Investor Class

N/A

N/A

N/A

N/A

Advisor Class

N/A

N/A

N/A

N/A

A-Class

433,121

32,636

78,646

25,307

C-Class

41,513

57,922

292,817

9,545

H-Class

2,647,822

127,197

973,554

208,690

NET ASSET VALUES

Investor Class

N/A

N/A

N/A

N/A

Advisor Class

N/A

N/A

N/A

N/A

A-Class

$24.31

$51.26

$22.25

$25.12

A-Class Maximum Offering Price**

25.52

53.82

23.36

26.37

C-Class

24.12

51.06

21.00

25.10

H-Class

24.28

51.38

22.26

25.12

* The cost of investments is $79,076,693, $9,962,370, $30,136,864, $5,760,593, $84,372,470, $14,398,450, $34,544,415, $12,754,632,

$26,948,849, $26,616,746, and $1,422,869,681, respectively.

** Net asset value adjusted for the maximum sales charge of 4.75% of offering price.

1 Including unamortized upfront premiums received of $7,422,914.

2 Including unamortized upfront premiums paid of $511,178.

138

|

THE RYDEX SERIES FUNDS ANNUAL REPORT

See Notes to Financial Statements.

March 31, 2008

U.S.

Small-Cap

Mid-Cap

Large-Cap

Small-Cap

Mid-Cap

Large-Cap

Government

Value

Value

Value

Growth

Growth

Growth

Money Market

Fund

Fund

Fund

Fund

Fund

Fund

Fund

$83,044,348

$14,824,743

$36,583,202

$13,416,667

$29,007,482

$28,925,421

$1,284,575,607

—

—

—

—

—

—

—

295,575

60,162

109,937

62,913

157,138

155,350

138,294,074

—

—

—

—

—

—

—

—

—

—

—

—

—

—

—

—

—

—

—

—

—

—

—

—

—

—

—

—

193,485

—

—

—

—

—

—

269,380

5,443

41,524

1,160,536

12,087

11,542

53,521,745

87,368

17,546

205,955

4,241

17,840

11,861

1,549,532

83,890,156

14,907,894

36,940,618

14,644,357

29,194,547

29,104,174

1,477,940,958

—

—

—

—

—

—

—

—

—

—

—

—

—

—

14,998,127

4,478,402

12,085,740

3,309,302

9,573,016

7,099,899

127,125,000

—

—

—

—

—

—

—

—

—

100,242

934,136

—

—

—

303,403

18,151

96,461

210,320

114,719

122,741

68,987,695

18,348

6,281

39,835

3,796

27,586

13,639

495,401

6,116

2,094

13,278

1,265

9,195

4,546

198,160

7,381

1,186

6,560

948

3,473

3,067

74,135

2,446

837

5,311

506

3,678

1,819

56,466

774

569

1,765

152

1,109

605

30,666

—

—

—

—

—

—

42,563

5,159

9,382

25,904

6,811

14,984

23,652

624,453

15,341,754

4,516,902

12,375,096

4,467,236

9,747,760

7,269,968

197,634,539

$68,548,402

$10,390,992

$24,565,522

$10,177,121

$19,446,787

$21,834,206

$1,280,306,419

$77,865,092

$12,941,884

$26,042,102

$14,178,702

$24,894,448

$28,469,962

$1,280,458,425

92,190

—

303,322

—

—

—

(20,989)

(8,376,333)

(3,037,347)

(3,928,626)

(4,726,529)

(7,663,432)

(9,099,781)

(131,017)

(1,032,547)

486,455

2,148,724

724,948

2,215,771

2,464,025

—

$68,548,402

$10,390,992

$24,565,522

$10,177,121

$19,446,787

$21,834,206

$1,280,306,419

N/A

N/A

N/A

N/A

N/A

N/A

$

978,584,464

N/A

N/A

N/A

N/A

N/A

N/A

159,111,353

$

2,944,935

$

2,797,015

$

4,268,923

$

1,938,198

$

3,862,516

$

5,443,321

21,174,355

14,040,173

1,082,378

1,837,935

1,980,272

1,425,818

4,453,469

121,436,247

51,563,294

6,511,599

18,458,664

6,258,651

14,158,453

11,937,416

N/A

N/A

N/A

N/A

N/A

N/A

N/A

979,014,538

N/A

N/A

N/A

N/A

N/A

N/A

159,368,412

110,887

94,121

213,399

70,647

144,938

216,767

21,174,399

546,152

37,609

95,718

74,310

55,286

182,879

121,436,198

1,943,510

219,145

922,777

227,980

530,708

475,506

N/A

N/A

N/A

N/A

N/A

N/A

N/A

$1.00

N/A

N/A

N/A

N/A

N/A

N/A

1.00

$26.56

$29.72

$20.00

$27.43

$26.65

$25.11

1.00

27.88

31.20

21.00

28.80

27.98

26.36

1.00

25.71

28.78

19.20

26.65

25.79

24.35

1.00

26.53

29.71

20.00

27.45

26.68

25.10

N/A

THE RYDEX SERIES FUNDS ANNUAL REPORT

|

139

STATEMENTS OF OPERATIONS

Inverse

S&P 500

Nova

S&P 500

Strategy

OTC

Fund

Fund

Fund

Fund

INVESTMENT INCOME

Interest

$

1,566,595

$

577,663

$14,090,465

$

2,063,322

Income from Securities Lending, net

41,397

4,810

—

387,905

Dividends, Net of Foreign Tax Withheld*

3,195,973

273,097

—

3,277,738

Total Income

4,803,965

855,570

14,090,465

5,728,965

EXPENSES

Investment Advisory Fees

1,428,195

216,099

2,815,114

5,468,564

Transfer Agent and Administrative Fees

476,065

72,033

781,976

1,822,855

Distribution & Service Fees:

Advisor Class

149,968

—

76,293

85,466

A-Class

34,131

6,713

26,017

16,382

C-Class

393,218

42,638

328,946

133,910

H-Class

—

54,661

—

—

Portfolio Accounting Fees

190,426

28,813

297,050

548,228

Registration Fees

109,666

10,281

142,579

606,519

Short Sales Interest Expense

—

—

—

—

Short Sales Dividend Expense

—

—

—

—

Trustees’ Fees**

19,017

2,044

25,771

64,699

Custody Fees

49,370

7,684

81,947

190,111

Miscellaneous

139,418

24,323

275,043

663,810

Total Expenses

2,989,474

465,289

4,850,736

9,600,544

Net Investment Income (Loss)

1,814,491

390,281

9,239,729

(3,871,579)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Net Realized Gain (Loss) on:

Investment Securities

2,451,357

(1,592,506)

(11,195)

36,026,127

Equity Index Swaps

(7,941,391)

(1,405,896)

7,854,643

2,756,952

Futures Contracts

(4,061,221)

(1,635,444)

654,194

(1,232,153)

Securities Sold Short

—

—

—

—

Total Net Realized Gain (Loss)

(9,551,255)

(4,633,846)

8,497,642

37,550,926

Net Change in Unrealized Appreciation (Depreciation) on:

Investment Securities

(17,575,962)

408,363

—

(35,915,330)

Equity Index Swaps

(711,161)

3,907

5,542,750

168,660

Futures Contracts

(134,957)

536,829

437,213

(61,354)

Securities Sold Short

—

—

—

—

Net Change in Unrealized Appreciation (Depreciation)

(18,422,080)

949,099

5,979,963

(35,808,024)

Net Gain (Loss) on Investments

(27,973,335)

(3,684,747)

14,477,605

1,742,902

Net Increase (Decrease) in Net Assets from Operations

$(26,158,844)

$(3,294,466)

$23,717,334

$

(2,128,677)

* Foreign tax withheld of $0, $0, $0, $24,422, $0, $0, $0, $234, $21, $0, $0, and $0, respectively.

** Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

140

|

THE RYDEX SERIES FUNDS ANNUAL REPORT

See Notes to Financial Statements.

Year Ended March 31, 2008

Inverse

Inverse

Inverse

Government

Inverse

OTC

Mid-Cap

Mid-Cap

Russell 2000®

Russell 2000®

Long Bond

Government

Strategy

1.5x Strategy

Strategy

1.5x Strategy

Russell 2000®

Strategy

1.2x Strategy

Long Bond

Fund

Fund

Fund

Fund

Fund

Fund

Fund

Strategy Fund

$ 4,302,319

$

743,155

$

668,414

$

829,910

$ 206,321

$3,119,500

$ 3,480,226

$ 30,106,839

—

20,825

—

45,896

3,355

—

—

—

—

365,279

—

494,332

43,432

12

—

—

4,302,319

1,129,259

668,414

1,370,138

253,108

3,119,512

3,480,226

30,106,839

869,107

450,467

152,001

493,385

57,537

582,366

370,353

4,489,589

241,419

125,130

42,223

137,051

19,179

161,768

148,141

1,247,108

15,986

—

—

—

—

—

66,025

149,671

6,667

6,635

1,742

14,236

1,482

20,265

34,683

105,590

118,614

145,208

10,915

169,094

8,384

71,924

91,025

1,619,075

—

82,192

37,752

80,542

15,601

123,523

—

—

96,567

50,052

16,889

54,821

7,671

64,707

74,071

427,307

94,915

25,302

8,417

39,167

4,662

40,741

41,191

284,406

—

—

—

—

—

—

—

10,311,582

—

—

—

—

—

141,957

—

—

10,425

5,310

1,544

6,395

775

6,523

7,662

54,558

25,112

13,103

4,542

14,095

1,981

16,955

20,307

129,585

83,657

40,932

12,714

33,128

5,441

45,849

58,552

343,348

1,562,469

944,331

288,739

1,041,914

122,713

1,276,578

912,010

19,161,819

2,739,850

184,928

379,675

328,224

130,395

1,842,934

2,568,216

10,945,020

(6,215)

(1,009,942)

—

3,836,965

168,381

—

(2,252,759)

(148,463)

(8,334,634)

(1,456,786)

383,003

(5,595,534)

(273,426)

1,892,540

—

—

(450,841)

(2,167,662)

(118,848)

(4,497,740)

(109,564)

678,003

479,074

(39,418,524)

—

—

—

—

—

1,553,121

—

11,039,097

(8,791,690)

(4,634,390)

264,155

(6,256,309)

(214,609)

4,123,664

(1,773,685)

(28,527,890)

2,810

(4,106,508)

—

(8,337,789)

(369,051)

—

4,430,315

10,646

1,072,719

(42,392)

1,084,665

582,304

(11,228)

(1,284,610)

—

—

254,860

(283,321)

47,831

77,060

18,557

791,408

887,543

(6,230,743)

—

—

—

—

—

1,780,355

—

(17,979,119)

1,330,389

(4,432,221)

1,132,496

(7,678,425)

(361,722)

1,287,153

5,317,858

(24,199,216)

(7,461,301)

(9,066,611)

1,396,651

(13,934,734)

(576,331)

5,410,817

3,544,173

(52,727,106)

$(4,721,451)

$(8,881,683)

$1,776,326

$(13,606,510)

$(445,936)

$7,253,751

$ 6,112,389

$(41,782,086)

THE RYDEX SERIES FUNDS ANNUAL REPORT

|

141

STATEMENTS OF OPERATIONS (concluded)

Inverse

High Yield

High Yield

Europe

Japan

Strategy

Strategy

1.25x Strategy

2x Strategy

Fund†

Fund†

Fund

Fund†

INVESTMENT INCOME

Interest

$

942,894

$

571,609

$ 2,004,133

$

7,570

Income from Securities Lending, net

—

—

29,603

—

Dividends, Net of Foreign Tax Withheld*

—

—

1,423,279

—

Total Income

942,894

571,609

3,457,015

7,570

EXPENSES

Investment Advisory Fees

171,203

114,386

804,433

3,548

Transfer Agent and Administrative Fees

57,068

38,127

223,454

1,183

Distribution & Service Fees:

Advisor Class

—

—

—

—

A-Class

14,058

5,622

22,413

40

C-Class

4,070

16,210

121,038

151

H-Class

41,993

28,453

170,781

1,105

Portfolio Accounting Fees

22,827

15,251

89,382

473

Trustees’ Fees**

1,540

961

9,367

2

Custody Fees

6,043

4,046

22,975

140

Miscellaneous

26,998

20,826

119,050

321

Total Expenses

345,800

243,882

1,582,893

6,963

Net Investment Income (Loss)

597,094

327,727

1,874,122

607

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Net Realized Gain (Loss) on:

Investment Securities

11,915

—

(159,895)

—

Credit Default/Equity Index Swaps

(3,818,236)

711,915

2,652,319

—

Futures Contracts

1,783,657

(1,863,012)

(3,075,862)

(285,728)

Total Net Realized Gain (Loss)

(2,022,664)

(1,151,097)

(583,438)

(285,728)

Net Change in Unrealized Appreciation (Depreciation) on:

Investment Securities

—

—

(2,725,000)

—

Credit Default/Equity Index Swaps

(612,173)

659,497

(2,196,568)

54,558

Futures Contracts

317,763

(74,119)

134,488

177,599

Net Change in Unrealized Appreciation (Depreciation)

(294,410)

585,378

(4,787,080)

232,157

Net Gain (Loss) on Investments

(2,317,074)

(565,719)

(5,370,518)

(53,571)

Net Increase (Decrease) in Net Assets from Operations

$ (1,719,980)

$

(237,992)

$(3,496,396)

$

(52,964)

* Foreign tax withheld of $0, $0, $183,919, $0, $456, $0, $0, $0, $0, $0, and $0, respectively.

** Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

† Since the commencement of operations: April 16, 2007-High Yield Strategy Fund and Inverse High Yield Strategy Fund; February 22, 2008 –

Japan 2x Strategy Fund;

142

|

THE RYDEX SERIES FUNDS ANNUAL REPORT

See Notes to Financial Statements.

Year Ended March 31, 2008

U.S.

Small-Cap

Mid-Cap

Large-Cap

Small-Cap

Mid-Cap

Large-Cap

Government

Value

Value

Value

Growth

Growth

Growth

Money Market

Fund

Fund

Fund

Fund

Fund

Fund

Fund

$

2,993

$

7,458

$

19,482

$

5,249

$

7,923

$

21,311

$57,109,021

45,158

33,069

48,619

56,150

42,310

24,640

51,657

342,456

762,042

2,088,533

90,445

129,084

523,068

—

390,607

802,569

2,156,634

151,844

179,317

569,019

57,160,678

110,383

230,042

606,138

145,417

223,225

456,314

6,156,108

36,794

76,681

202,046

48,472

74,408

152,105

2,462,443

—

—

—

—

—

—

779,177

7,915

9,280

12,540

6,619

10,087

9,836

49,678

29,286

45,462

69,338

50,347

37,120

88,047

1,166,311

21,557

56,035

172,172

29,266

55,041

120,257

—

14,718

30,672

80,818

19,389

29,763

60,842

706,641

1,696

3,642

11,165

2,346

2,683

5,786

120,723

5,765

10,224

23,110

6,645

8,158

19,000

322,647

16,645

40,280

104,087

25,213

39,383

81,118

1,664,548

244,759

502,318

1,281,414

333,714

479,868

993,305

13,428,276

145,848

300,251

875,220

(181,870)

(300,551)

(424,286)

43,732,402

(3,529,923)

2,556,717

26,243,034

730,805

(4,673,720)

(4,624,388)

1,840

—

—

—

—

—

—

—

—

—

—

—

—

—

—

(3,529,923)

2,556,717

26,243,034

730,805

(4,673,720)

(4,624,388)

1,840

(4,152,139)

(4,572,641)

(23,545,348)

(1,728,062)

(149,780)

(1,638,431)

—

—

—

—

—

—

—

—

—

—

—

—

—

—

—

(4,152,139)

(4,572,641)

(23,545,348)

(1,728,062)

(149,780)

(1,638,431)

—

(7,682,062)

(2,015,924)

2,697,686

(997,257)

(4,823,500)

(6,262,819)

1,840

$(7,536,214)

$(1,715,673)

$

3,572,906

$(1,179,127)

$(5,124,051)

$(6,687,105)

$43,734,242

THE RYDEX SERIES FUNDS ANNUAL REPORT

|

143

STATEMENTS OF CHANGES IN NET ASSETS

Nova Fund

S&P 500 Fund

Year

Year

Year

Year

Ended

Ended

Ended

Ended

March 31,

March 31,

March 31,

March 31,

2008

2007

2008

2007*

FROM OPERATIONS

Net Investment Income (Loss)

$

1,814,491

$

(1,815,413)

$

390,281

$

151,643

Net Realized Gain (Loss) on Investments

(9,551,255)

29,953,138

(4,633,846)

788,794

Net Change in Unrealized Appreciation (Depreciation) on Investments

(18,422,080)

(3,327,070)

949,099

560,130

Net Increase (Decrease) in Net Assets from Operations

(26,158,844)

24,810,655

(3,294,466)

1,500,567

Distributions to Shareholders from:

Net Investment Income

Investor Class

(2,576,835)

(9,646,201)

—

—

Advisor Class

(587,393)

(4,140,935)

—

—

A-Class

(263,460)

(896,227)

(5,509)

(5,936)

C-Class

(872,315)

(3,094,762)

(22,779)

(3,109)

H-Class

—

—

(121,712)

(72,955)

Realized Gain on Investments

A-Class

—

—

—

(22,805)

C-Class

—

—

—

(11,942)

H-Class

—

—

—

(280,258)

Total Distributions to Shareholders

(4,300,003)

(17,778,125)

(150,000)

(397,005)

SHARE TRANSACTIONS

Proceeds from Shares Purchased

Investor Class

341,259,500

353,358,723

—

—

Advisor Class

68,277,906

189,464,156

—

—

A-Class

14,230,806

18,039,665

19,984,413

4,535,678

C-Class

35,778,708

59,036,397

100,930,691

25,274,285

H-Class

—

—

243,409,668

92,864,595

Value of Shares Purchased through Dividend Reinvestment

Investor Class

2,412,637

9,235,931

—

—

Advisor Class

502,879

4,100,656

—

—

A-Class

215,508

727,014

3,583

26,011

C-Class

815,962

2,866,432

22,414

15,050

H-Class

—

—

121,524

352,835

Cost of Shares Redeemed

Investor Class

(362,877,907)

(391,470,378)

—

—

Advisor Class

(83,015,389)

(199,644,131)

—

—

A-Class

(16,109,773)

(33,702,444)

(19,732,723)

(2,574,039)

C-Class

(43,779,722)

(71,132,598)

(94,416,991)

(23,636,531)

H-Class

—

—

(168,129,248)

(87,553,355)

Net Increase (Decrease) in Net Assets From Share Transactions

(42,288,885)

(59,120,577)

82,193,331

9,304,529

Net Increase (Decrease) in Net Assets

(72,747,732)

(52,088,047)

78,748,865

10,408,091

NET ASSETS—BEGINNING OF PERIOD

208,146,189

260,234,236

10,408,091

—

NET ASSETS—END OF PERIOD

$ 135,398,457

$ 208,146,189

$

89,156,956

$ 10,408,091

Undistributed Net Investment Income—End of Period

$

432,002

$

2,917,514

$

2,559

$

—

* Since the commencement of operations: May 31, 2006.

144

|

THE RYDEX SERIES FUNDS ANNUAL REPORT

See Notes to Financial Statements.

Inverse

Inverse

Mid-Cap

S&P 500 Strategy Fund

OTC Fund

OTC Strategy Fund

1.5x Strategy Fund

Year

Year

Year

Year

Year

Year

Year

Year

Ended

Ended

Ended

Ended

Ended

Ended

Ended

Ended

March 31,

March 31,

March 31,

March 31,

March 31,

March 31,

March 31,

March 31,

2008

2007

2008

2007

2008

2007

2008

2007

$

9,239,729

$

(2,749,491)

$

(3,871,579)

$

(3,961,757)

$

2,739,850

$

(1,125,772)

$

184,928

$

(68,693)

8,497,642

(20,879,523)

37,550,926

103,280,752

(8,791,690)

(1,889,091)

(4,634,390)

1,638,239

5,979,963

(2,629,540)

(35,808,024)

(76,217,103)

1,330,389

3,793,109

(4,432,221)

(4,004,265)

23,717,334

(26,258,554)

(2,128,677)

23,101,892

(4,721,451)

778,246

(8,881,683)

(2,434,719)

(10,150,499)

(7,828,638)

—

—

(2,469,997)

(2,663,111)

—

—

(544,365)

(674,044)

—

—

(93,712)

(133,537)

—

—

(417,734)

(377,469)

—

—

(220,499)

(76,936)

(13,285)

—

(1,287,404)

(1,381,899)

—

—

(365,790)

(418,719)

(81,268)

—

—

—

—

—

—

—

(155,448)

—

—

—

—

—

—

—

(86,908)

(154,068)

—

—

—

—

—

—

(531,658)

(714,004)

—

—

—

—

—

—

(1,016,946)

(1,148,745)

(12,400,002)

(10,262,050)

—

—

(3,149,998)

(3,292,303)

(1,885,513)

(2,016,817)

415,012,456

819,691,781

555,891,864

678,943,078

266,757,622

604,220,439

—

—

48,201,826

122,457,302

139,974,270

211,259,433

11,607,871

66,839,327

—

—

23,979,245

28,384,813

15,782,415

6,946,275

9,715,769

20,377,943

4,937,608

7,282,131

107,600,065

70,006,059

93,532,178

60,118,990

37,796,095

54,482,383

19,972,516

52,096,791

—

—

—

—

—

—

338,407,973

405,725,422

9,133,319

6,946,836

—

—

2,169,008

2,301,578

—

—

457,021

613,474

—

—

78,193

118,737

—

—

354,871

353,891

—

—

145,081

69,564

89,731

134,035

1,125,213

1,231,276

—

—

345,264

391,313

579,143

649,666

—

—

—

—

—

—

1,101,301

1,071,738

(504,104,091)

(835,174,645)

(573,819,417)

(959,081,671)

(308,127,363)

(645,462,888)

—

—

(60,172,882)

(142,963,079)

(132,669,492)

(230,490,040)

(18,768,096)

(65,312,711)

—

—

(26,601,648)

(24,729,395)

(13,135,349)

(5,732,055)

(11,615,256)

(17,695,782)

(5,770,358)

(9,517,551)

(120,326,325)

(63,649,348)

(92,744,657)

(68,580,358)

(47,225,030)

(49,610,769)

(26,383,646)

(64,225,572)

—

—

—

—

—

—

(345,280,940)

(428,596,356)

(105,340,930)

(16,831,035)

(7,188,188)

(306,616,348)

(57,120,842)

(29,280,866)

(12,346,672)

(35,379,696)

(94,023,598)

(53,351,639)

(9,316,865)

(283,514,456)

(64,992,291)

(31,794,923)

(23,113,868)

(39,831,232)

369,842,427

423,194,066

658,811,186

942,325,642

137,971,735

169,766,658

44,835,784

84,667,016

$ 275,818,829

$ 369,842,427

$ 649,494,321

$ 658,811,186

$

72,979,444

$

137,971,735

$

21,721,916

$

44,835,784

$

3,989,079

$

7,149,352

$

—

$

—

$

695,607

$

1,103,817

$

—

$

—

THE RYDEX SERIES FUNDS ANNUAL REPORT

|

145

STATEMENTS OF CHANGES IN NET ASSETS (continued)

Inverse

Russell 2000®

Mid-Cap Strategy Fund

1.5x Strategy Fund

Year

Year

Year

Year

Ended

Ended

Ended

Ended

March 31,

March 31,

March 31,

March 31,

2008

2007

2008

2007

FROM OPERATIONS

Net Investment Income (Loss)

$

379,675

$

1,043,112

$

328,224

$

105,309

Net Realized Gain (Loss) on Investments

264,155

(3,157,518)

(6,256,309)

8,300,281

Net Change in Unrealized Appreciation (Depreciation) on Investments

1,132,496

291,077

(7,678,425)

(21,838,197)

Net Increase (Decrease) in Net Assets from Operations

1,776,326

(1,823,329)

(13,606,510)

(13,432,607)

Distributions to Shareholders from:

Net Investment Income

Investor Class

—

—

—

—

Advisor Class

—

—

—

—

A-Class

(14,414)

(25,202)

(11,847)

—

C-Class

(12,714)

(80,807)

(39,861)

—

H-Class

(392,699)

(993,991)

(53,601)

—

Realized Gain on Investments

A-Class

—

—
—

(235,394)

C-Class

—

—

—

(1,078,955)

H-Class

—

—

—

(3,210,912)

Total Distributions to Shareholders

(419,827)

(1,100,000)

(105,309)

(4,525,261)

SHARE TRANSACTIONS

Proceeds from Shares Purchased

Investor Class

—

—

—

—

Advisor Class

—

—

—

—

A-Class

1,473,841

3,499,427

5,608,927

6,455,879

C-Class

19,784,055

24,219,225

27,002,919

45,791,773

H-Class

100,782,437

222,464,525

243,835,904

859,988,784

Value of Shares Purchased through Dividend Reinvestment

Investor Class

—

—

—

—

Advisor Class

—

—

—

—

A-Class

10,623

17,836

11,014

206,074

C-Class

11,651

74,887

35,684

1,020,205

H-Class

377,291

704,812

50,275

3,005,716

Cost of Shares Redeemed

Investor Class

—

—

—

—

Advisor Class

—

—

—

—

A-Class

(1,125,508)

(3,141,890)

(5,958,829)

(7,097,848)

C-Class

(19,223,442)

(24,403,805)

(31,943,301)

(57,687,966)

H-Class

(71,243,410)

(223,484,913)

(264,626,266)

(974,388,461)

Net Increase (Decrease) in Net Assets From Share Transactions

30,847,538

(49,896)

(25,983,673)

(122,705,844)

Net Increase (Decrease) in Net Assets

32,204,037

(2,973,225)

(39,695,492)

(140,663,712)

NET ASSETS—BEGINNING OF PERIOD

16,809,410

19,782,635

68,779,005

209,442,717

NET ASSETS—END OF PERIOD

$ 49,013,447

$

16,809,410

$

29,083,513

$

68,779,005

Undistributed Net Investment Income—End of Period

$

25,629

$

65,781

$

—

$

105,309

* Since the commencement of operations: May 31, 2006.

146

|

THE RYDEX SERIES FUNDS ANNUAL REPORT

See Notes to Financial Statements.

Russell 2000®

Inverse

Government Long Bond

Inverse Government

Fund

Russell 2000® Strategy Fund

1.2x Strategy Fund

Long Bond Strategy Fund

Year

Year

Year

Year

Year

Year

Year

Year

Ended

Ended

Ended

Ended

Ended

Ended

Ended

Ended

March 31,

March 31,

March 31,

March 31,

March 31,

March 31,

March 31,

March 31,

2008

2007*

2008

2007

2008

2007

2008

2007

$

130,395

$

113,596

$

1,842,934

$

4,030,926

$

2,568,216

$

4,146,710

$

10,945,020

$

(8,586,800)

(214,609)

(397,406)

4,123,664

(17,847,780)

(1,773,685)

7,036,691

(28,527,890)

10,704,439

(361,722)

408,811

1,287,153

2,362,677

5,317,858

732,771

(24,199,216)

12,883,017

(445,936)

125,001

7,253,751

(11,454,177)

6,112,389

11,916,172

(41,782,086)

15,000,656

—

—

—

—

(1,420,257)

(2,464,752)

(8,268,999)

(12,001,401)

—

—

—

—

(415,210)

(1,027,406)

(1,048,257)

(1,514,111)

(3,218)

(1,924)

(262,498)

(729,664)

(478,407)

(306,974)

(1,181,600)

(2,486,015)

(6,072)

(27,916)

(314,182)

(576,358)

(254,342)

(347,575)

(5,301,155)

(8,761,747)

(24,871)

(55,160)

(1,673,321)

(2,593,978)

—

—

—

—

—

—

—

—

—

—

—

—

—

—

—

—

—

—

—

—

—

—

—

—

—

—

—

—

(34,161)

(85,000)

(2,250,001)

(3,900,000)

(2,568,216)

(4,146,707)

(15,800,011)

(24,763,274)

—

—

—

—

824,506,330

727,162,729

1,047,079,062

690,551,081

—

—

—

—

180,695,157

1,232,236,117

151,234,508

117,254,275

6,689,164

618,360

15,262,274

35,929,995

27,478,043

21,897,689

27,820,957

31,983,116

11,788,819

7,783,139

29,493,508

45,882,074

79,769,479

53,529,026

57,936,431

49,237,154

112,455,644

103,031,707

226,253,216

703,818,678

—

—

—

—

—

—

—

—

1,291,988

2,303,877

5,921,254

9,339,323

—

—

—

—

411,265

1,026,854

873,772

1,263,583

3,055

1,922

245,925

368,469

372,582

147,191

1,052,303

2,031,753

4,822

27,588

264,680

345,970

221,778

249,842

4,607,055

7,681,687

24,724

54,704

1,475,890

2,142,780

—

—

—

—

—

—

—

—

(837,686,520)

(725,057,789)

(1,097,133,564)

(1,150,166,270)

—

—

—

—

(166,581,027)

(1,247,458,155)

(167,400,041)

(174,285,131)

(6,005,450)

(352,383)

(19,266,022)

(24,740,311)

(20,498,724)

(12,603,106)

(58,850,467)

(87,609,470)

(11,713,559)

(7,191,752)

(32,705,884)

(38,951,613)

(89,766,321)

(45,691,672)

(130,620,082)

(374,512,946)

(121,115,706)

(89,751,360)

(237,600,325)

(698,794,125)

—

—

—

—

(7,868,487)

14,221,925

(16,576,738)

26,001,917

214,030

7,742,603

(157,478,812)

(877,231,845)

(8,348,584)

14,261,926

(11,572,988)

10,647,740

3,758,203

15,512,068

(215,060,909)

(886,994,463)

14,261,926

—

67,078,536

56,430,796

78,730,940

63,218,872

639,681,075

1,526,675,538

$

5,913,342

$

14,261,926

$

55,505,548

$

67,078,536

$

82,489,143

$

78,730,940

$

424,620,166

$

639,681,075

$

—

$

34,161

$

143,279

$

550,346

$

183,622

$

183,622

$

—

$

4,660,543

THE RYDEX SERIES FUNDS ANNUAL REPORT

|

147

STATEMENTS OF CHANGES IN NET ASSETS (continued)

High Yield

Inverse High Yield

Europe

Strategy Fund

Strategy Fund

1.25x Strategy Fund

Year

Year

Year

Year

Ended

Ended

Ended

Ended

March 31,

March 31,

March 31,

March 31,

2008*

2008*

2008

2007

FROM OPERATIONS

Net Investment Income

$

597,094

$

327,727

$

1,874,122

$

2,243,859

Net Realized Gain (Loss) on Investments

(2,022,664)

(1,151,097)

(583,438)

5,781,760

Net Change in Unrealized Appreciation (Depreciation)

on Investments

(294,410)

585,378

(4,787,080)

2,810,770

Net Increase (Decrease) in Net Assets from Operations

(1,719,980)

(237,992)

(3,496,396)

10,836,389

Distributions to Shareholders from:

Net Investment Income

A-Class

(94,059)

—

(27,890)

(49,544)

C-Class

(3,119)

—

(143,919)

(58,417)

H-Class

(252,822)

—

(573,127)

(534,636)

Realized Gain on Investments

A-Class

—

—

(84,392)

—

C-Class

—

—

(435,477)

—

H-Class

—

—

(1,734,199)

—

Total Distributions to Shareholders

(350,000)

—

(2,999,004)

(642,597)

SHARE TRANSACTIONS

Proceeds from Shares Purchased

A-Class

49,111,859

18,335,302

12,571,808

16,977,404

C-Class

4,241,692

6,037,467

164,682,136

100,707,079

H-Class

298,135,020

159,139,664

425,839,427

666,454,854

Value of Shares Purchased through Dividend Reinvestment

A-Class

93,585

—

102,592

48,884

C-Class

3,048

—

555,797

54,272

H-Class

252,521

—

2,247,120

524,983

Cost of Shares Redeemed

A-Class

(37,905,292)

(16,310,916)

(22,788,995)

(8,497,935)

C-Class

(3,224,690)

(3,060,250)

(167,193,672)

(101,200,494)

H-Class

(232,816,560)

(152,736,958)

(458,269,642)

(663,091,873)

Net Increase (Decrease) in Net Assets From

Share Transactions

77,891,183

11,404,309

(42,253,429)

11,977,174

Net Increase (Decrease) in Net Assets

75,821,203

11,166,317

(48,748,829)

22,170,966

NET ASSETS—BEGINNING OF PERIOD

—

—

78,317,888

56,146,922

NET ASSETS—END OF PERIOD

$

75,821,203

$

11,166,317

$

29,569,059

$

78,317,888

Undistributed Net Investment Income (Loss)—End

of Period

$

384,040

$

—

$

(2,603,625)

$

744,936

* Since the commencement of operations: April 16, 2007-High Yield Strategy Fund and Inverse High Yield Strategy Fund; February 22, 2008 –

Japan 2x Strategy Fund.

148

|

THE RYDEX SERIES FUNDS ANNUAL REPORT

See Notes to Financial Statements.

Japan

Small-Cap

Mid-Cap

2x Strategy Fund

Value Fund

Value Fund

Year

Year

Year

Year

Year

Ended

Ended

Ended

Ended

Ended

March 31,

March 31,

March 31,

March 31,

March 31,

2008*

2008

2007

2008

2007

$

607

$

145,848

$

124,519

$

300,251

$

534,844

(285,728)

(3,529,923)

4,854,335

2,556,717

2,957,609

232,157

(4,152,139)

(9,121,442)

(4,572,641)

(794,129)

(52,964)

(7,536,214)

(4,142,588)

(1,715,673)

2,698,324

—

(18,247)

—

(78,237)

—

—

(7,413)

—

(41,598)

—

—

(28,903)

—

(157,115)

—

—

—

(1,816)

—

(8,741)

—

—

(8,702)

—

(31,137)

—

—

(12,894)

—

(255,676)

—

(54,563)

(23,412)

(276,950)

(295,554)

655,392

5,591,744

9,476,337

6,102,704

8,394,713

1,074,730

33,963,980

138,706,391

27,510,830

16,016,381

13,009,228

139,955,762

282,683,814

93,270,475

375,653,396

—

18,143

1,809

72,305

7,447

—

7,069

8,636

39,879

30,478

—

28,137

12,774

152,723

254,926

(56,585)

(5,725,821)

(5,962,251)

(7,404,551)

(5,345,984)

(829,607)

(20,857,249)

(153,625,423)

(34,318,144)

(15,575,130)

(7,681,753)

(93,517,092)

(372,023,131)

(162,625,394)

(332,347,303)

6,171,405

59,464,673

(100,721,044)

(77,199,173)

47,088,924

6,118,441

51,873,896

(104,887,044)

(79,191,796)

49,491,694

—

16,674,506

121,561,550

89,582,788

40,091,094

$  6,118,441

$  68,548,402

$

16,674,506

$

10,390,992

$

89,582,788

$

1,752

$

92,190

$

—

$

—

$

276,950

THE RYDEX SERIES FUNDS ANNUAL REPORT

|

149

STATEMENTS OF CHANGES IN NET ASSETS (concluded)

Large-Cap

Small-Cap

Value Fund

Growth Fund

Year

Year

Year

Year

Ended

Ended

Ended

Ended

March 31,

March 31,

March 31,

March 31,

2008

2007

2008

2007

FROM OPERATIONS

Net Investment Income (Loss)

$

875,220

$

1,852,395

$

(181,870)

$

(358,110)

Net Realized Gain (Loss) on Investments

26,243,034

4,936,652

730,805

3,923,577

Net Change in Unrealized Appreciation (Depreciation) on Investments

(23,545,348)

20,864,675

(1,728,062)

(5,584,395)

Net Increase (Decrease) in Net Assets from Operations

3,572,906

27,653,722

(1,179,127)

(2,018,928)

Distributions to Shareholders from:

Net Investment Income

Investor Class

—

—

—

—

Advisor Class

—

—

—

—

A-Class

(259,465)

(12,550)

—

—

C-Class

(384,645)

(31,328)

—

—

H-Class

(580,308)

(1,155,997)

—

—

Realized Gain on Investments

A-Class

(765,247)

(8,851)

(101,616)

—

C-Class

(1,134,442)

(22,096)

(327,448)

—

H-Class

(1,711,515)

(815,339)

(222,904)

—

Total Distributions to Shareholders

(4,835,622)

(2,046,161)

(651,968)

—

SHARE TRANSACTIONS

Proceeds from Shares Purchased

Investor Class

—

—

—

—

Advisor Class

—

—

—

—

A-Class

8,142,461

8,985,688

8,648,656

3,943,683

C-Class

56,251,502

233,175,557

71,659,894

60,784,481

H-Class

236,489,451

791,840,619

116,986,235

186,084,728

Value of Shares Purchased through Dividend Reinvestment

Investor Class

—

—

—

—

Advisor Class

—

—

—

—

A-Class

993,745

18,074

101,611

—

C-Class

1,442,982

52,050

327,318

—

H-Class

2,241,255

1,955,582

222,054

—

Cost of Shares Redeemed

Investor Class

—

—

—

—

Advisor Class

—

—

—

—

A-Class

(8,107,705)

(4,622,392)

(7,810,332)

(3,531,904)

C-Class

(76,358,825)

(218,355,220)

(76,836,624)

(58,782,523)

H-Class

(405,771,580)

(689,213,777)

(128,439,749)

(239,734,766)

Net Increase (Decrease) in Net Assets From Share Transactions

(184,676,714)

123,836,181

(15,140,937)

(51,236,301)

Net Increase (Decrease) in Net Assets

(185,939,430)

149,443,742

(16,972,032)

(53,255,229)

NET ASSETS—BEGINNING OF PERIOD

210,504,952

61,061,210

27,149,153

80,404,382

NET ASSETS—END OF PERIOD

$

24,565,522

$ 210,504,952

$

10,177,121

$

27,149,153

Undistributed Net Investment Income (Loss)—End of Period

$

303,322

$

652,520

$

—

$

—

150

|

THE RYDEX SERIES FUNDS ANNUAL REPORT

See Notes to Financial Statements.

Mid-Cap

Large-Cap

U.S. Government

Growth Fund

Growth Fund

Money Market Fund

Year

Year

Year

Year

Year

Year

Ended

Ended

Ended

Ended

Ended

Ended

March 31,

March 31,

March 31,

March 31,

March 31,

March 31,

2008

2007

2008

2007

2008

2007

$

(300,551)

$

(219,777)

$

(424,286)

$

(261,842)

$

43,732,402

$

53,412,553

(4,673,720)

6,127,485

(4,624,388)

1,101,463

1,840

—

(149,780)

(6,499,282)

(1,638,431)

2,011,772

—

—

(5,124,051)

(591,574)

(6,687,105)

2,851,393

43,734,242

53,412,553

—

—

—

—

(34,843,919)

(41,841,340)

—

—

—

—

(5,056,359)

(6,802,933)

—

—

—

—

(686,982)

(601,268)

—

—

—

—

(3,145,141)

(4,167,012)

—

—

—

—

—

—

(215,956)

(101,237)

(61,132)

—

—

—

(147,969)

(94,880)

(210,937)

—

—

—

(703,587)

(1,704,558)

(560,509)

—

—

—

(1,067,512)

(1,900,675)

(832,578)

—

(43,732,401)

(53,412,553)

—

—

—

—

16,744,764,573

17,412,386,338

—

—

—

—

3,541,832,288

3,589,122,862

7,741,318

8,027,918

7,583,898

5,281,268

86,075,767

74,982,888

46,185,102

18,960,792

121,153,557

161,095,146

1,349,987,737

1,456,374,458

230,118,496

160,770,254

199,536,612

283,534,133

—

—

—

—

—

—

34,409,275

41,147,937

—

—

—

—

5,026,273

6,747,367

214,830

101,016

60,489

—

611,010

557,808

146,362

91,735

207,581

—

3,040,004

3,708,601

698,887

1,701,213

545,152

—

—

—

—

—

—

—

(16,782,939,167)

(17,446,274,947)

—

—

—

—

(3,591,814,816)

(3,543,630,372)

(6,349,744)

(6,757,683)

(4,409,453)

(3,597,093)

(84,291,559)

(71,085,774)

(48,784,216)

(16,980,901)

(118,548,255)

(162,633,144)

(1,352,007,025)

(1,470,712,896)

(220,140,598)

(201,337,401)

(232,280,349)

(269,447,500)

—

—

9,830,437

(35,423,057)

(26,150,768)

14,232,810

(45,305,640)

53,324,270

3,638,874

(37,915,306)

(33,670,451)

17,084,203

(45,303,799)

53,324,270

15,807,913

53,723,219

55,504,657

38,420,454

1,325,610,218

1,272,285,948

$

19,446,787

$

15,807,913

$

21,834,206

$

55,504,657

$

1,280,306,419

$

1,325,610,218

$

—

$

—

$

—

$

—

$

(20,989)

$

(20,990)

THE RYDEX SERIES FUNDS ANNUAL REPORT

|

151

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund's performance for the periods presented.

RATIOS TO

AVERAGE NET ASSETS:

Net Realized

Net Increase

NET ASSET

Net

and

(Decrease)

Distributions

Distributions

Net Increase

NET ASSET

Net

Combined

Net Assets,

VALUE,

Investment

Unrealized

in Net Asset

from Net

from Net

(Decrease) in

VALUE,

Total

Investment

Net

Portfolio

End of

BEGINNING

Income

Gains (Losses)

Value Resulting

Investment

Realized

Total

Net Asset

END OF

Investment

Total

Net

Income

Investment

Turnover

Period (000’s

Year Ended

OF PERIOD

(Loss)†

on Investments

from Operations

Income

Gains

Distributions

Value

PERIOD

Return††

Expenses■

Expenses■

(Loss)

Income (Loss)▲

Rate

omitted)

Nova Fund Investor Class

March 31, 2008

$30.92

$ .40

$ (4.51)

$ (4.11)

$ (.68)

$ —

$ (.68)

$ (4.79)

$26.13

(13.71)%

1.27%

1.27%

1.26%

—

115%

$

74,674

March 31, 2007

28.89

(.15)

4.19

4.04

(2.01)

—

(2.01)

2.03

30.92

13.99%

1.25%

1.25%

1.23%

—

144%

113,195

March 31, 2006

25.96

(.12)

3.90

3.78

(.85)

—

(.85)

2.93

28.89

14.68%

1.35%

1.23%

(0.45)%

0.95%

192%

139,786

March 31, 2005

24.12

(.11)

1.95

1.84

—

—

—

1.84

25.96

7.63%

1.21%

1.21%

(0.44)%

0.82%

388%

175,042

March 31, 2004

15.54

.07

8.51

8.58

—

—

—

8.58

24.12

55.25%

1.25%

1.25%

0.35%

1.16%

540%

187,051

Nova Fund Advisor Class

March 31, 2008

29.44

.23

(4.27)

(4.04)

(.68)

—

(.68)

(4.72)

24.72

(14.16)%

1.77%

1.77%

0.78%

—

115%

19,218

March 31, 2007

27.73

(.28)

4.00

3.72

(2.01)

—

(2.01)

1.71

29.44

13.41%

1.75%

1.75%

0.73%

—

144%

36,441

March 31, 2006

25.08

(.25)

3.75

3.50

(.85)

—

(.85)

2.65

27.73

14.07%

1.85%

1.74%

(0.96)%

0.44%

192%

41,002

March 31, 2005

23.42

(.23)

1.89

1.66

—

—

—

1.66

25.08

7.09%

1.71%

1.71%

(0.94)%

0.32%

388%

52,642

March 31, 2004

15.17

(.05)

8.30

8.25

—

—

—

8.25

23.42

54.42%

1.74%

1.74%

(0.24)%

0.57%

540%

46,405

Nova Fund A-Class

March 31, 2008

29.67

.29

(4.29)

(4.00)

(.68)

—

(.68)

(4.68)

24.99

(13.92)%

1.52%

1.52%

0.97%

—

115%

11,791

March 31, 2007

27.87

(.21)

4.02

3.81

(2.01)

—

(2.01)

1.80

29.67

13.67%

1.50%

1.50%

0.98%

—

144%

15,586

March 31, 2006

25.15

(.19)

3.76

3.57

(.85)

—

(.85)

2.72

27.87

14.32%

1.60%

1.49%

(0.71)%

0.69%

192%

29,315

March 31, 2005

23.42

(.17)

1.90

1.73

—

—

—

1.73

25.15

7.39%

1.45%

1.45%

(0.68)%

0.58%

388%

18,463

March 31, 2004 *

23.42

—

—

—

—

—

—

—

23.42

0.00%

0.00%**à

0.00%**à

0.00%**

0.81%**

540%

1

Nova Fund C-Class

March 31, 2008

28.91

.07

(4.16)

(4.09)

(.68)

—

(.68)

(4.77)

24.14

(14.60)%

2.27%

2.27%

0.24%

—

115%

29,715

March 31, 2007

27.39

(.42)

3.95

3.53

(2.01)

—

(2.01)

1.52

28.91

12.88%

2.25%

2.25%

0.23%

—

144%

42,925

March 31, 2006

24.89

(.38)

3.73

3.35

(.85)

—

(.85)

2.50

27.39

13.58%

2.35%

2.24%

(1.46)%

(0.06)%

192%

50,131

March 31, 2005

23.36

(.35)

1.88

1.53

—

—

—

1.53

24.89

6.55%

2.21%

2.21%

(1.44)%

(0.18)%

388%

49,464

March 31, 2004

15.20

(.12)

8.28

8.16

—

—

—

8.16

23.36

53.72%

2.26%

2.26%

(0.56)%

0.25%

540%

32,710

S&P 500 Fund A-Class

March 31, 2008

27.32

.52

(1.78)

(1.26)

(.14)

—

(.14)

(1.40)

25.92

(4.68)%

1.51%

1.51%

1.86%

—

396%

2,358

March 31, 2007 *

25.00

.30

2.53

2.83

(.11)

(.40)

(.51)

2.32

27.32

11.34%

1.55%**

1.55%**

1.35%**

—

119%

2,063

S&P 500 Fund C-Class

March 31, 2008

27.15

.18

(1.64)

(1.46)

(.14)

—

(.14)

(1.60)

25.55

(5.45)%

2.25%

2.25%

0.67%

—

396%

7,836

March 31, 2007 *

25.00

.19

2.47

2.66

(.11)

(.40)

(.51)

2.15

27.15

10.65%

2.25%**

2.25%**

0.84%**

—

119%

1,971

S&P 500 Fund H-Class

March 31, 2008

27.31

.39

(1.66)

(1.27)

(.14)

—

(.14)

(1.41)

25.90

(4.72)%

1.48%

1.48%

1.40%

—

396%

78,963

March 31, 2007 *

25.00

.30

2.52

2.82

(.11)

(.40)

(.51)

2.31

27.31

11.29%

1.54%**

1.54%**

1.33%**

—

119%

6,374

Inverse S&P 500 Strategy Fund Investor Class

March 31, 2008

37.85

.93

2.74

3.67

(1.52)

—

(1.52)

2.15

40.00

10.24%

1.41%

1.41%

3.08%

—

—

223,044

March 31, 2007 †††

40.30

(.20)

(1.15)

(1.35)

(1.10)

—

(1.10)

(2.45)

37.85

(3.26)%

1.36%

1.36%

3.85%

—

—

293,092

March 31, 2006 †††

43.45

(.20)

(2.35)

(2.55)

(.60)

—

(.60)

(3.15)

40.30

(5.84)%

1.41%

1.38%

(0.45)%

2.29%

—

329,785

March 31, 2005 †††

45.85

(.20)

(2.20)

(2.40)

—

—

—

(2.40)

43.45

(5.23)%

1.38%

1.38%

(0.46)%

0.25%

—

326,085

March 31, 2004 †††

65.30

(.20)

(17.25)

(17.45)

—

(2.00)

(2.00)

(19.45)

45.85

(26.90)%

1.38%

1.38%

(0.37)%

(0.28)%

—

353,496

Inverse S&P 500 Strategy Fund Advisor Class

March 31, 2008

36.00

.73

2.51

3.24

(1.52)

—

(1.52)

1.72

37.72

9.56%

1.92%

1.92%

2.64%

—

—

11,131

March 31, 2007 †††

38.55

(.35)

(1.10)

(1.45)

(1.10)

—

(1.10)

(2.55)

36.00

(3.67)%

1.87%

1.87%

3.34%

—

—

22,712

March 31, 2006 †††

41.80

(.40)

(2.25)

(2.65)

(.60)

—

(.60)

(3.25)

38.55

(6.32)%

1.91%

1.88%

(0.95)%

1.79%

—

45,332

March 31, 2005 †††

44.35

(.40)

(2.15)

(2.55)

—

—

—

(2.55)

41.80

(5.75)%

1.88%

1.88%

(0.96)%

(0.25)%

—

40,964

March 31, 2004 †††

63.50

(.45)

(16.70)

(17.15)

—

(2.00)

(2.00)

(19.15)

44.35

(27.19)%

1.87%

1.87%

(0.86)%

(0.77)%

—

45,073

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund's performance for the periods presented.

RATIOS TO

AVERAGE NET ASSETS:

Net Realized

Net Increase

NET ASSET

Net

and

(Decrease)

Distributions

Distributions

Net Increase

NET ASSET

Net

Combined

Net Assets,

VALUE,

Investment

Unrealized

in Net Asset

from Net

from Net

(Decrease) in

VALUE,

Total

Investment

Net

Portfolio

End of

BEGINNING

Income

Gains (Losses)

Value Resulting

Investment

Realized

Total

Net Asset

END OF

Investment

Total

Net

Income

Investment

Turnover

Period (000’s

Year Ended

OF PERIOD

(Loss)†

on Investments

from Operations

Income

Gains

Distributions

Value

PERIOD

Return††

Expenses■

Expenses■

(Loss)

Income (Loss)▲

Rate

omitted)

Inverse S&P 500 Strategy Fund A-Class

March 31, 2008

$36.10

$ .81

$ 2.58

$ 3.39

$ (1.52)

$ —

$ (1.52)

$ 1.87

$37.97

9.95%

1.66%

1.66%

2.83%

—

$

9,344

March 31, 2007 †††

38.60

(.25)

(1.15)

(1.40)

(1.10)

—

(1.10)

(2.50)

36.10

(3.53)%

1.61%

1.61%

3.60%

—

—

11,388

March 31, 2006 †††

41.85

(.30)

(2.35)

(2.65)

(.60)

—

(.60)

(3.25)

38.60

(6.31)%

1.66%

1.63%

(0.70)%

2.04%

—

8,932

March 31, 2005 †††

44.35

(.30)

(2.20)

(2.50)

—

—

—

(2.50)

41.85

(5.64)%

1.63%

1.63%

(0.71)%

0.00%

—

7,318

March 31, 2004* †††

44.35

—

—

—

—

—

—

—

44.35

0.00%

0.00%**à

0.00%**à

0.00%**

0.09%**

—

1

Inverse S&P 500 Strategy Fund C-Class

March 31, 2008

35.50

.58

2.44

3.02

(1.52)

—

(1.52)

1.50

37.00

9.07%

2.41%

2.41%

2.14%

—

32,299

March 31, 2007 †††

38.25

(.55)

(1.10)

(1.65)

(1.10)

—

(1.10)

(2.75)

35.50

(4.22)%

2.36%

2.36%

2.85%

—

—

42,651

March 31, 2006 †††

41.65

(.60)

(2.20)

(2.80)

(.60)

—

(.60)

(3.40)

38.25

(6.70)%

2.41%

2.38%

(1.45)%

1.29%

—

39,146

March 31, 2005 †††

44.45

(.65)

(2.15)

(2.80)

—

—

—

(2.80)

41.65

(6.30)%

2.38%

2.38%

(1.46)%

(0.75)%

—

43,763

March 31, 2004 †††

64.00

(.70)

(16.85)

(17.55)

—

(2.00)

(2.00)

(19.55)

44.45

(27.62)%

2.39%

2.39%

(1.42)%

(1.33)%

—

45,604

OTC Fund Investor Class

March 31, 2008

11.78

(.06)

.09

.03

—

—

—

.03

11.81

0.25%

1.28%

1.28%

(0.50)%

—

57%

617,923

March 31, 2007

11.34

(.06)

.50

.44

—

—

—

.44

11.78

3.88%

1.22%

1.22%

(0.52)%

—

71%

635,744

March 31, 2006

9.94

(.05)

1.49

1.44

(.04)

—

(.04)

1.40

11.34

14.45%

1.20%

1.20%

(0.49)%

—

122%

893,295

March 31, 2005

9.73

.04

.17

.21

—

—

—

.21

9.94

2.16%

1.20%

1.20%

0.40%

—

132%

801,185

March 31, 2004

7.02

(.09)

2.80

2.71

—

—

—

2.71

9.73

38.60%

1.22%

1.22%

(0.98)%

—

139%

858,816

OTC Fund Advisor Class

March 31, 2008

11.26

(.12)

.09

(.03)

—

—

—

(.03)

11.23

(0.27)%

1.78%

1.78%

(0.99)%

—

57%

15,184

March 31, 2007

10.90

(.11)

.47

.36

—

—

—

.36

11.26

3.30%

1.73%

1.73%

(1.07)%

—

71%

9,349

March 31, 2006

9.60

(.10)

1.44

1.34

(.04)

—

(.04)

1.30

10.90

13.92%

1.70%

1.70%

(1.00)%

—

122%

27,832

March 31, 2005

9.46

(.02)

.16

.14

—

—

—

.14

9.60

1.48%

1.69%

1.69%

(0.25)%

—

132%

19,887

March 31, 2004

6.85

(.13)

2.74

2.61

—

—

—

2.61

9.46

38.10%

1.71%

1.71%

(1.47)%

—

139%

57,535

OTC Fund A-Class

March 31, 2008

11.36

(.09)

.08

(.01)

—

—

—

(.01)

11.35

(0.09)%

1.54%

1.54%

(0.76)%

—

57%

6,044

March 31, 2007

10.96

(.08)

.48

.40

—

—

—

.40

11.36

3.65%

1.46%

1.46%

(0.73)%

—

71%

3,686

March 31, 2006

9.63

(.08)

1.45

1.37

(.04)

—

(.04)

1.33

10.96

14.18%

1.46%

1.46%

(0.78)%

—

122%

2,491

March 31, 2005

9.46

.06

.11

.17

—

—

—

.17

9.63

1.80%

1.45%

1.45%

0.59%

—

132%

1,818

March 31, 2004 *

9.46

—

—

—

—

—

—

—

9.46

0.00%

0.00%**à

0.00%**à

0.00%**

—

139%

1

OTC Fund C-Class

March 31, 2008

11.02

(.18)

.11

(.07)

—

—

—

(.07)

10.95

(0.64)%

2.28%

2.28%

(1.50)%

—

57%

10,343

March 31, 2007

10.73

(.16)

.45

.29

—

—

—

.29

11.02

2.70%

2.22%

2.22%

(1.55)%

—

71%

10,032

March 31, 2006

9.50

(.16)

1.43

1.27

(.04)

—

(.04)

1.23

10.73

13.33%

2.21%

2.21%

(1.52)%

—

122%

18,707

March 31, 2005

9.41

(.03)

.12

.09

—

—

—

.09

9.50

0.96%

2.19%

2.19%

(0.33)%

—

132%

14,422

March 31, 2004

6.86

(.18)

2.73

2.55

-

—

—

2.55

9.41

37.17%

2.23%

2.23%

(1.97)%

—

139%

13,653

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented.

RATIOS TO

AVERAGE NET ASSETS:

Net Realized

Net Increase

NET ASSET

Net

and

(Decrease)

Distributions

Distributions

Net Increase

NET ASSET

Net

Combined

Net Assets,

VALUE,

Investment

Unrealized

in Net Asset

from Net

from Net

(Decrease) in

VALUE,

Total

Investment

Net

Portfolio

End of

BEGINNING

Income

Gains (Losses)

Value Resulting

Investment

Realized

Total

Net Asset

END OF

Investment

Total

Net

Income

Investment

Turnover

Period (000’s

Year Ended

OF PERIOD

(Loss)†

on Investments

from Operations

Income

Gains

Distributions

Value

PERIOD

Return††

Expenses■

Expenses■

(Loss)

Income (Loss)▲

Rate

omitted)

Inverse OTC Strategy Fund Investor Class

March 31, 2008

$21.67

$ .59

$   (.30)

$    .29

$ (.69)

$ —

$ (.69)

$   (.40)

$21.27

1.92%

1.47%

1.47%

2.98%

—

—

$

59,819

March 31, 2007

21.80

(.11)

.54

.43

(.56)

—

(.56)

(.13)

21.67

2.01%

1.40%

1.40%

3.79%

—

—

104,617

March 31, 2006

24.55

(.11)

(2.31)

(2.42)

(.33)

—

(.33)

(2.75)

21.80

(9.85)%

1.39%

1.38%

(0.45)%

2.22%

—

143,742

March 31, 2005

25.69

(.11)

(1.03)

(1.14)

—

—

—

(1.14)

24.55

(4.44)%

1.38%

1.38%

(0.46)%

0.20%

—

198,288

March 31, 2004

37.79

(.13)

(11.97)

(12.10)

—

—

—

(12.10)

25.69

(32.02)%

1.40%

1.40%

(0.47)%

(0.37)%

—

209,994

Inverse OTC Strategy Fund Advisor Class

March 31, 2008

21.28

.51

(.33)

.18

(.69)

—

(.69)

(.51)

20.77

1.43%

1.98%

1.98%

2.56%

—

—

3,744

March 31, 2007

21.51

(.22)

.55

.33

(.56)

—

(.56)

(.23)

21.28

1.56%

1.90%

1.90%

3.29%

—

—

11,436

March 31, 2006

24.34

(.22)

(2.28)

(2.50)

(.33)

—

(.33)

(2.83)

21.51

(10.27)%

1.89%

1.89%

(0.96)%

1.71%

—

10,390

March 31, 2005

25.60

(.24)

(1.02)

(1.26)

—

—

—

(1.26)

24.34

(4.92)%

1.88%

1.88%

(0.96)%

(0.30)%

—

17,059

March 31, 2004 *

29.97

(.16)

(4.21)

(4.37)

—

—

—

(4.37)

25.60

(14.58)%

1.90%**

1.90%**

(0.97)%**

(0.87)%**

—

17,975

Inverse OTC Strategy Fund A-Class

March 31, 2008

21.43

.52

(.29)

.23

(.69)

—

(.69)

(.46)

20.97

1.65%

1.72%

1.72%

2.61%

—

—

1,784

March 31, 2007

21.61

(.16)

.54

.38

(.56)

—

(.56)

(.18)

21.43

1.79%

1.64%

1.64%

3.55%

—

—

4,086

March 31, 2006

24.39

(.16)

(2.29)

(2.45)

(.33)

—

(.33)

(2.78)

21.61

(10.04)%

1.63%

1.63%

(0.70)%

1.97%

—

2,108

March 31, 2005

25.60

(.17)

(1.04)

(1.21)

—

—

—

(1.21)

24.39

(4.73)%

1.62%

1.62%

(0.70)%

(0.04)%

—

5,697

March 31, 2004 *

25.60

—

—

—

—

—

—

—

25.60

0.00%

0.00%**à

0.00%**à

0.00%**

0.10%**

—

1

Inverse OTC Strategy Fund C-Class

March 31, 2008

20.27

.38

(.33)

.05

(.69)

—

(.69)

(.64)

19.63

0.85%

2.48%

2.48%

2.05%

—

—

7,633

March 31, 2007

20.63

(.32)

.52

.20

(.56)

—

(.56)

(.36)

20.27

1.00%

2.40%

2.40%

2.79%

—

—

17,834

March 31, 2006

23.48

(.32)

(2.20)

(2.52)

(.33)

—

(.33)

(2.85)

20.63

(10.73)%

2.40%

2.39%

(1.46)%

1.21%

—

13,527

March 31, 2005

24.83

(.35)

(1.00)

(1.35)

—

—

—

(1.35)

23.48

(5.44)%

2.38%

2.38%

(1.46)%

(0.80)%

—

15,693

March 31, 2004

36.92

(.38)

(11.71)

(12.09)

—

—

—

(12.09)

24.83

(32.75)%

2.41%

2.41%

(1.48)%

(1.38)%

—

34,375

Mid-Cap 1.5x Strategy Fund A-Class

March 31, 2008

41.56

.23

(7.46)

(7.23)

(.26)

(1.68)

(1.94)

(9.17)

32.39

(18.29)%

1.67%

1.67%

0.57%

—

226%

1,571

March 31, 2007

40.14

.05

2.74

2.79

—

(1.37)

(1.37)

1.42

41.56

7.11%

1.67%

1.67%

0.13%

—

296%

2,806

March 31, 2006

31.86

.01

8.65

8.66

—

(.38)

(.38)

8.28

40.14

27.27%

1.92%

1.66%

0.03%

—

528%

4,948

March 31, 2005

28.30

(.03)

3.59

3.56

—

—

—

3.56

31.86

12.58%

1.63%

1.63%

(0.10)%

—

669%

1,050

March 31, 2004 *

28.30

—

—

—

—

—

—

—

28.30

0.00%

0.00%**à

0.00%**à

0.00%**

—

1,239%

4

Mid-Cap 1.5x Strategy Fund C-Class

March 31, 2008

39.82

(.08)

(7.07)

(7.15)

(.26)

(1.68)

(1.94)

(9.09)

30.73

(18.90)%

2.42%

2.42%

(0.20)%

—

226%

8,388

March 31, 2007

38.81

(.23)

2.61

2.38

—

(1.37)

(1.37)

1.01

39.82

6.29%

2.41%

2.41%

(0.62)%

—

296%

17,112

March 31, 2006

31.03

(.25)

8.41

8.16

—

(.38)

(.38)

7.78

38.81

26.38%

2.66%

2.40%

(0.72)%

—

528%

28,836

March 31, 2005

27.76

(.26)

3.53

3.27

—

—

—

3.27

31.03

11.78%

2.37%

2.37%

(0.91)%

—

669%

17,912

March 31, 2004

15.85

(.31)

12.22

11.91

—

—

—

11.91

27.76

75.14%

2.41%

2.41%

(1.31)%

—

1,239%

14,444

Mid-Cap 1.5x Strategy Fund H-Class

March 31, 2008

41.58

.25

(7.49)

(7.24)

(.26)

(1.68)

(1.94)

(9.18)

32.40

(18.31)%

1.67%

1.67%

0.61%

—

226%

11,763

March 31, 2007

40.17

.06

2.72

2.78

—

(1.37)

(1.37)

1.41

41.58

7.08%

1.67%

1.67%

0.16%

—

296%

24,918

March 31, 2006

31.86

—§§

8.69

8.69

—

(.38)

(.38)

8.31

40.17

27.36%

1.90%

1.64%

0.01%

—

528%

50,883

March 31, 2005

28.30

(.06)

3.62

3.56

—

—

—

3.56

31.86

12.58%

1.62%

1.62%

(0.21)%

—

669%

59,274

March 31, 2004

16.04

(.14)

12.40

12.26

—

—

—

12.26

28.30

76.43%

1.66%

1.66%

(0.56)%

—

1,239%

68,193

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund's performance for the periods presented.

RATIOS TO

AVERAGE NET ASSETS:

Net Realized

Net Increase

NET ASSET

Net

and

(Decrease)

Distributions

Distributions

Net Increase

NET ASSET

Net

Net Assets,

VALUE,

Investment

Unrealized

in Net Asset

from Net

from Net

(Decrease) in

VALUE,

Total

Investment

Portfolio

End of

BEGINNING

Income

Gains (Losses)

Value Resulting

Investment

Realized

Total

Net Asset

END OF

Investment

Total

Net

Income

Turnover

Period (000’s

Year Ended

OF PERIOD

(Loss)†

on Investments

from Operations

Income

Gains

Distributions

Value

PERIOD

Return††

Expenses

Expenses

(Loss)

Rate

omitted)

Inverse Mid-Cap Strategy Fund A-Class

March 31, 2008

$33.78

$ .81
$ 3.11

$ 3.92

$ (.63)

$ —

$ (.63)

$ 3.29

$37.07

11.83%

1.66%

1.66%

2.35%

—

$

906

March 31, 2007

37.03

1.35

(1.81)

(.46)

(2.79)

—

(2.79)

(3.25)

33.78

(1.35)%

1.65%

1.65%

3.52%

—

477

March 31, 2006

44.01

.87

(7.20)

(6.33)

(.65)

—

(.65)

(6.98)

37.03

(14.44)%

1.66%

1.66%

2.12%

—

161

March 31, 2005

49.01

(.06)

(4.94)

(5.00)

—

—

—

(5.00)

44.01

(10.20)%

1.63%

1.63%

(0.13)%

—

61

March 31, 2004 *

49.01

—

—

—

—

—

—

—

49.01

0.00%

0.00%**à

0.00%**à

0.00%**

—

1

Inverse Mid-Cap Strategy Fund C-Class

March 31, 2008

32.89

.60

2.96

3.56

(.63)

—

(.63)

2.93

35.82

11.05%

2.41%

2.41%

1.83%

—

1,478

March 31, 2007

36.43

1.05

(1.80)

(.75)

(2.79)

—

(2.79)

(3.54)

32.89

(2.19)%

2.40%

2.40%

2.81%

—

801

March 31, 2006

43.62

.15

(6.69)

(6.54)

(.65)

—

(.65)

(7.19)

36.43

(15.05)%

2.41%

2.41%

1.54%

—

1,147

March 31, 2005

48.98

(.27)

(5.09)

(5.36)

—

—

—

(5.36)

43.62

(10.94)%

2.36%

2.36%

(0.58)%

—

1,011

March 31, 2004 *

50.00

(.08)

(.94)

(1.02)

—

—

—

(1.02)

48.98

(2.04)%

2.23%**

2.23%**

(1.45)%**

—

137

Inverse Mid-Cap Strategy Fund H-Class

March 31, 2008

33.78

.78

3.14

3.92

(.63)

—

(.63)

3.29

37.07

11.83%

1.65%

1.65%

2.26%

—

46,630

March 31, 2007

37.04

1.35

(1.82)

(.47)

(2.79)

—

(2.79)

(3.26)

33.78

(1.38)%

1.66%

1.66%

3.51%

—

15,531

March 31, 2006

44.01

.83

(7.15)

(6.32)

(.65)

—

(.65)

(6.97)

37.04

(14.42)%

1.64%

1.64%

2.01%

—

18,475

March 31, 2005

49.01

.18

(5.18)

(5.00)

—

—

—

(5.00)

44.01

(10.20)%

1.60%

1.60%

0.39%

—

30,073

March 31, 2004 *

50.00

(.05)

(.94)

(.99)

—

—

—

(.99)

49.01

(1.98)%

1.54%**

1.54%**

(0.74)%**

—

2,678

Russell 2000® 1.5x Strategy Fund A-Class

March 31, 2008

37.24

.29

(8.83)

(8.54)

(.08)

—

(.08)

(8.62)

28.62

(22.98)%

1.67%

1.67%

0.81%

227%

4,372

March 31, 2007

37.33

.10

1.24

1.34

—

(1.43)

(1.43)

(.09)

37.24

3.60%

1.66%

1.66%

0.28%

179%

5,976

March 31, 2006

27.54

.04

9.75

9.79

—

—

—

9.79

37.33

35.55%

2.06%

1.65%

0.13%

441%

6,789

March 31, 2005

26.22

(.03)

1.51

1.48

—

(.16)

(.16)

1.32

27.54

5.63%

1.61%

1.61%

(0.10)%

501%

3,340

March 31, 2004 *

26.22

—

—

—

—

—

—

—

26.22

0.00%

0.00%**à

0.00%**à

0.00%**

965%

4

Russell 2000® 1.5x Strategy Fund C-Class

March 31, 2008

35.51

.03

(8.36)

(8.33)

(.08)

—

(.08)

(8.41)

27.10

(23.50)%

2.42%

2.42%

0.09%

227%

10,873

March 31, 2007

35.93

(.16)

1.17

1.01

—

(1.43)

(1.43)

(.42)

35.51

2.81%

2.41%

2.41%

(0.47)%

179%

19,942

March 31, 2006

26.69

(.21)

9.45

9.24

—

—

—

9.24

35.93

34.62%

2.81%

2.40%

(0.70)%

441%

31,956

March 31, 2005

25.63

(.26)

1.48

1.22

—

(.16)

(.16)

1.06

26.69

4.75%

2.37%

2.37%

(1.00)%

501%

18,915

March 31, 2004

12.75

(.28)

13.16

12.88

—

—

—

12.88

25.63

101.02%

2.41%

2.41%

(1.34)%

965%

48,851

Russell 2000® 1.5x Strategy Fund H-Class

March 31, 2008

37.22

.30

(8.82)

(8.52)

(.08)

—

(.08)

(8.60)

28.62

(22.93)%

1.67%

1.67%

0.83%

227%

13,839

March 31, 2007

37.32

.10

1.23

1.33

—

(1.43)

(1.43)

(.10)

37.22

3.57%

1.66%

1.66%

0.27%

179%

42,861

March 31, 2006

27.51

.03

9.78

9.81

—

—

—

9.81

37.32

35.66%

2.05%

1.64%

0.10%

441%

170,698

March 31, 2005

26.22

(.07)

1.52

1.45

—

(.16)

(.16)

1.29

27.51

5.52%

1.62%

1.62%

(0.26)%

501%

68,084

March 31, 2004

12.94

(.14)

13.42

13.28

—

—

—

13.28

26.22

102.63%

1.66%

1.66%

(0.62)%

965%

174,320

Russell 2000® Fund A-Class

March 31, 2008

27.64

.34

(4.21)

(3.87)

(.20)

—

(.20)

(4.07)

23.57

(14.08)%

1.51%

1.51%

1.26%

535%

909

March 31, 2007 *

25.00

.35

2.43

2.78

(.14)

—

(.14)

2.64

27.64

11.13%

1.51%**

1.51%**

1.54%**

335%

275

Russell 2000® Fund C-Class

March 31, 2008

27.48

.23

(4.23)

(4.00)

(.20)

—

(.20)

(4.20)

23.28

(14.63)%

2.27%

2.27%

0.85%

535%

678

March 31, 2007 *

25.00

.17

2.45

2.62

(.14)

—

(.14)

2.48

27.48

10.49%

2.28%**

2.28%**

0.76%**

335%

739

Russell 2000® Fund H-Class

March 31, 2008

27.64

.51

(4.38)

(3.87)

(.20)

—

(.20)

(4.07)

23.57

(14.08)%

1.52%

1.52%

1.86%

535%

4,327

March 31, 2007 *

25.00

.34

2.44

2.78

(.14)

(.14)

2.64

27.64

11.13%

1.52%**

1.52%**

1.55%**

335%

13,248

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented.

RATIOS TO

AVERAGE NET ASSETS:

Net Realized

Net Increase

NET ASSET

Net

and

(Decrease)

Distributions

Distributions

Net Increase

NET ASSET

Net

Combined

Net Assets,

VALUE,

Investment

Unrealized

in Net Asset

from Net

from Net

(Decrease) in

VALUE,

Total

Investment

Net

Portfolio

End of

BEGINNING

Income

Gains (Losses)

Value Resulting

Investment

Realized

Total

Net Asset

END OF

Investment

Total

Net

Operating

Income

Investment

Turnover

Period (000’s

Year Ended

OF PERIOD

(Loss)†

on Investments

from Operations

Income

Gains

Distributions

Value

PERIOD

Return††

Expenses■

Expenses■ Expenses§

(Loss)

Income (Loss)▲

Rate

omitted)

Inverse Russell 2000® Strategy Fund A-Class

March 31, 2008

$ 35.00

$ 1.06

$ 4.40

$ 5.46

$ (1.41)

$ —

$ (1.41)

$ 4.05

$39.05

16.11%

1.89%

1.89%

1.89%

2.96%

—

—

$

6,816

March 31, 2007

36.96

1.38

(1.65)

(.27)

(1.69)

—

(1.69)

(1.96)

35.00

(0.67)%

1.65%

1.65%

1.65%

3.64%

—

—

9,905

March 31, 2006

46.09

.85

(9.26)

(8.41)

(.72)

—

(.72)

(9.13)

36.96

(18.40)%

1.63%

1.63%

1.63%

1.97%

—

—

1,067

March 31, 2005

48.80

(.02)

(2.69)

(2.71)

—

—

—

(2.71)

46.09

(5.55)%

1.63%

1.63%

1.63%

(0.03)%

—

—

404

March 31, 2004 *

48.80

—

—

—

—

—

—

—

48.80

0.00%

0.00%**à

0.00%**à

0.00%**à

0.00%**

—

—

1

Inverse Russell 2000® Strategy Fund C-Class

March 31, 2008

34.18

.76

4.27

5.03

(1.41)

—

(1.41)

3.62

37.80

15.22%

2.67%

2.67%

2.67%

2.17%

—

—

6,136

March 31, 2007

36.40

1.07

(1.60)

(.53)

(1.69)

—

(1.69)

(2.22)

34.18

(1.40)%

2.40%

2.40%

2.40%

2.87%

—

—

8,455

March 31, 2006

45.71

.56

(9.15)

(8.59)

(.72)

—

(.72)

(9.31)

36.40

(18.95)%

2.40%

2.40%

2.40%

1.33%

—

—

3,164

March 31, 2005

48.77

(.49)

(2.57)

(3.06)

—

—

—

(3.06)

45.71

(6.27)%

2.39%

2.39%

2.39%

(0.97)%

—

—

3,951

March 31, 2004 *

50.00

(.08)

(1.15)

(1.23)

—

—

—

(1.23)

48.77

(2.46)%

2.24%**

2.24%**

2.24%**

(1.42)%**

—

—

492

Inverse Russell 2000® Strategy Fund H-Class

March 31, 2008

35.02

1.05

4.41

5.46

(1.41)

—

(1.41)

4.05

39.07

16.10%

1.89%

1.89%

1.89%

2.93%

—

—

42,554

March 31, 2007

36.98

1.36

(1.63)

(.27)

(1.69)

—

(1.69)

(1.96)

35.02

(0.67)%

1.65%

1.65%

1.65%

3.56%

—

—

48,718

March 31, 2006

46.09

.91

(9.30)

(8.39)

(.72)

—

(.72)

(9.11)

36.98

(18.36)%

1.65%

1.65%

1.65%

2.14%

—

—

52,201

March 31, 2005

48.80

.04

(2.75)

(2.71)

—

—

—

(2.71)

46.09

(5.55)%

1.63%

1.63%

1.63%

0.09%

—

—

46,832

March 31, 2004 *

50.00

(.04)

(1.16)

(1.20)

—

—

—

(1.20)

48.80

(2.40)%

1.54%**

1.54%**

1.54%**

(0.72)%**

—

—

5,054

Government Long Bond 1.2x Strategy Fund Investor Class

March 31, 2008

10.59

.40

1.19

1.59

(.40)

—

(.40)

1.19

11.78

15.43%

0.97%

0.97%

0.97%

3.75%

—

1,142%

30,695

March 31, 2007

10.50

.41

.09

.50

(.41)

—

(.41)

.09

10.59

4.87%

0.96%

0.96%

0.96%

3.92%

—

1,357%

40,816

March 31, 2006

11.04

.42

(.54)

(.12)

(.42)

—

(.42)

(.54)

10.50

(1.37)%

0.94%

0.94%

0.94%

3.69%

—

1,451%

33,223

March 31, 2005

11.03

.42

—

.42

(.41)

—

(.41)

.01

11.04

4.04%

0.93%

0.93%

0.93%

3.95%

—

737%

25,992

March 31, 2004

10.95

.41

.08

.49

(.41)

—

(.41)

.08

11.03

4.65%

0.95%

0.95%

0.95%

3.84%

—

1,143%

25,188

Government Long Bond 1.2x Strategy Fund Advisor Class

March 31, 2008

10.54

.34

1.19

1.53

(.35)

—

(.35)

1.18

11.72

14.82%

1.47%

1.47%

1.47%

3.13%

—

1,142%

25,181

March 31, 2007

10.50

.37

.03

.40

(.36)

—

(.36)

.04

10.54

3.86%

1.46%

1.46%

1.46%

3.44%

—

1,357%

10,815

March 31, 2006

11.07

.37

(.57)

(.20)

(.37)

—

(.37)

(.57)

10.50

(2.10)%

1.42%

1.42%

1.42%

3.16%

—

1,451%

21,200

March 31, 2005

11.04

.36

.04

.40

(.37)

—

(.37)

.03

11.07

3.75%

1.41%

1.41%

1.41%

3.32%

—

737%

53,283

March 31, 2004 *

10.00

.23

1.04

1.27

(.23)

—

(.23)

1.04

11.04

12.84%

1.45%**

1.45%**

1.45%**

3.21%**

—

1,143%

46,690

Government Long Bond 1.2x Strategy Fund A-Class

March 31, 2008

10.60

.38

1.19

1.57

(.38)

—

(.38)

1.19

11.79

15.13%

1.22%

1.22%

1.22%

3.44%

—

1,142%

20,374

March 31, 2007

10.50

.38

.10

.48

(.38)

—

(.38)

.10

10.60

4.71%

1.22%

1.22%

1.22%

3.64%

—

1,357%

11,460

March 31, 2006

11.07

.40

(.58)

(.18)

(.39)

—

(.39)

(.57)

10.50

(1.88)%

1.17%

1.17%

1.17%

3.45%

—

1,451%

1,503

March 31, 2005

11.05

.39

.02

.41

(.39)

—

(.39)

.02

11.07

3.86%

1.15%

1.15%

1.15%

3.63%

—

737%

1,703

March 31, 2004 *

11.05

—

—

—

—

—

—

—

11.05

0.00%

0.00%**à

0.00%**à

0.00%**à

0.00%**

—

1,143%

1

Government Long Bond 1.2x Strategy Fund C-Class

March 31, 2008

10.59

.30

1.18

1.48

(.30)

—

(.30)

1.18

11.77

14.20%

1.98%

1.98%

1.98%

2.80%

—

1,142%

6,239

March 31, 2007

10.50

.31

.08

.39

(.30)

—

(.30)

.09

10.59

3.84%

1.96%

1.96%

1.96%

2.93%

—

1,357%

15,640

March 31, 2006

11.07

.31

(.57)

(.26)

(.31)

—

(.31)

(.57)

10.50

(2.61)%

1.93%

1.93%

1.93%

2.69%

—

1,451%

7,293

March 31, 2005

11.05

.31

.02

.33

(.31)

—

(.31)

.02

11.07

3.10%

1.92%

1.92%

1.92%

2.86%

—

737%

11,005

March 31, 2004

10.97

.30

.08

.38

(.30)

—

(.30)

.08

11.05

3.59%

1.96%

1.96%

1.96%

2.85%

—

1,143%

3,828

Inverse Government Long Bond Strategy Fund Investor Class

March 31, 2008

19.37

.49

(2.39)

(1.90)

(.66)

—

(.66)

(2.56)

16.81

(9.98)%

3.45%

3.45%

1.40%

2.56%

—

550%

237,900

March 31, 2007

19.69

(.09)

.40

.31

(.63)

—

(.63)

(.32)

19.37

1.66%

4.97%

4.97%

1.36%

3.68%

—

192%

313,117

March 31, 2006

18.94

(.07)

.82

.75

—

—

—

.75

19.69

3.96%

4.66%

4.66%

1.33%

(0.40)%

0.78%

179%

768,588

March 31, 2005

19.77

(.08)

(.75)

(.83)

—

—

—

(.83)

18.94

(4.20)%

5.11%

5.11%

1.32%

(0.40)%

1.53%

101%

1,472,040

March 31, 2004

21.23

(.09)

(1.37)

(1.46)

—

—

—

(1.46)

19.77

(6.88)%

5.57%

5.57%

1.38%

(0.45)%

(3.84)%

187%

898,294

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented.

RATIOS TO

AVERAGE NET ASSETS:

Net Realized

Net Increase

NET ASSET

Net

and

(Decrease)

Distributions

Distributions

Net Increase

NET ASSET

Net

Combined

Net Assets,

VALUE,

Investment

Unrealized

in Net Asset

from Net

from Net

(Decrease) in

VALUE,

Total

Investment

Net

Portfolio

End of

BEGINNING

Income

Gains (Losses)

Value Resulting

Investment

Realized

Total

Net Asset

END OF

Investment

Total

Net

Operating

Income

Investment

Turnover

Period (000’s

Year Ended

OF PERIOD

(Loss)†

on Investments

from Operations

Income

Gains

Distributions

Value

PERIOD

Return††

Expenses■

Expenses■ Expenses§

(Loss)

Income (Loss)▲

Rate

omitted)

Inverse Government Long Bond Strategy Fund Advisor Class

March 31, 2008

$19.01

$ .34

$ (2.28)

$ (1.94)

$ (.66)

$ —

$ (.66)

$ (2.60)

$16.41

(10.39)%

4.10%

4.10%

1.90%

1.84%

—

550%

$

24,891

March 31, 2007

19.43

(.18)

.39

.21

(.63)

—

(.63)

(.42)

19.01

1.17%

5.47%

5.47%

1.86%

3.18%

—

192%

43,782

March 31, 2006

18.79

(.16)

.80

.64

—

—

—

.64

19.43

3.41%

5.16%

5.16%

1.83%

(0.90)%

0.28%

179%

99,546

March 31, 2005

19.71

(.17)

(.75)

(.92)

—

—

—

(.92)

18.79

(4.67)%

5.61%

5.61%

1.82%

(0.90)%

1.03%

101%

232,541

March 31, 2004 *

22.41

(.13)

(2.57)

(2.70)

—

—

—

(2.70)

19.71

(12.05)%

6.05%**

6.05%**

1.86%**

(0.93)%**

(4.32)%**

187%

52,298

Inverse Government Long Bond Strategy Fund A-Class

March 31, 2008

19.16

.44

(2.37)

(1.93)

(.66)

—

(.66)

(2.59)

16.57

(10.25)%

3.86%

3.86%

1.65%

2.37%

—

550%

37,256

March 31, 2007

19.52

(.14)

.41

.27

(.63)

—

(.63)

(.36)

19.16

1.47%

5.22%

5.22%

1.61%

3.43%

—

192%

69,606

March 31, 2006

18.84

(.12)

.80

.68

—

—

—

.68

19.52

3.61%

4.91%

4.91%

1.58%

(0.65)%

0.53%

179%

124,679

March 31, 2005

19.71

(.13)

(.74)

(.87)

—

—

—

(.87)

18.84

(4.41)%

5.35%

5.35%

1.56%

(0.64)%

1.29%

101%

177,178

March 31, 2004 *

19.71

—

—

—

—

—

—

—

19.71

0.00%

0.00%**à

0.00%**à

0.00%**à

0.00%**

(3.39)%**

187%

5,057

Inverse Government Long Bond Strategy Fund C-Class

March 31, 2008

18.26

.29

(2.24)

(1.95)

(.66)

—

(.66)

(2.61)

15.65

(10.87)%

4.44%

4.44%

2.40%

1.62%

—

550%

124,572

March 31, 2007

18.78

(.27)

.38

.11

(.63)

—

(.63)

(.52)

18.26

0.67%

5.97%

5.97%

2.36%

2.68%

—

192%

213,175

March 31, 2006

18.25

(.25)

.78

.53

—

—

—

.53

18.78

2.90%

5.66%

5.66%

2.33%

(1.40)%

(0.22)%

179%

533,862

March 31, 2005

19.24

(.27)

(.72)

(.99)

—

—

—

(.99)

18.25

(5.15)%

6.11%

6.11%

2.32%

(1.40)%

0.53%

101%

893,249

March 31, 2004

20.88

(.29)

(1.35)

(1.64)

—

—

(1.64)

19.24

(7.85)%

6.57%

6.57%

2.38%

(1.45)%

(4.84)%

187%

489,918

High Yield Strategy Fund A-Class

March 31, 2008*

25.00

.69

(1.31)

(.62)

(.07)

—

(.07)

(.69)

24.31

(2.49)%

1.50%**

1.50%**

1.50%**

2.79%**

—

—

10,530

High Yield Strategy Fund C-Class

March 31, 2008*

25.00

.46

(1.27)

(.81)

(.07)

—

(.07)

(.88)

24.12

(3.25)%

2.22%**

2.22%**

2.22%**

1.90%**

—

—

1,001

High Yield Strategy Fund H-Class

March 31, 2008*

25.00

.62

(1.27)

(.65)

(.07)

—

(.07)

(.72)

24.28

(2.61)%

1.49%**

1.49%**

1.49%**

2.55%**

—

—

64,290

Inverse High Yield Strategy Fund A-Class

March 31, 2008*

50.00

.54

.72

1.26

—

—

—

1.26

51.26

2.52%

1.52%**

1.52%**

1.52%**

1.09%**

—

—

1,673

Inverse High Yield Strategy Fund C-Class

March 31, 2008*

50.00

(.62)

1.68

1.06

—

—

—

1.06

51.06

2.12%

2.26%**

2.26%**

2.26%**

(1.25)%**

—

—

2,958

Inverse High Yield Strategy Fund H-Class

March 31, 2008*

50.00

1.44

(.06)

1.38

—

—

—

1.38

51.38

2.76%

1.52%**

1.52%**

1.52%**

2.84%**

—

—

6,536

Europe 1.25x Strategy Fund A-Class

March 31, 2008

24.13

.62

(1.57)

(.95)

(.23)

(.70)

(.93)

(1.88)

22.25

(4.60)%

1.69%

1.69%

1.69%

2.42%

—

320%

1,750

March 31, 2007

20.06

.54

3.65

4.19

(.12)

—

(.12)

4.07

24.13

20.90%

1.54%

1.54%

1.54%

2.33%

—

373%

10,892

March 31, 2006

17.14

.18

3.06

3.24

—

(.32)

(.32)

2.92

20.06

19.10%

1.67%

1.66%

1.66%

1.02%

—

454%

1,378

March 31, 2005

14.98

.05

2.59

2.64

(.47)

(.01)

(.48)

2.16

17.14

17.56%

1.62%

1.62%

1.62%

0.29%

—

—

180

March 31, 2004 *

14.98

—

—

—

—

—

—

—

14.98

0.00%

0.00%**à

0.00%**à

0.00%**à

0.00%**

—

—

1

Europe 1.25x Strategy Fund C-Class

March 31, 2008

22.98

.31

(1.36)

(1.05)

(.23)

(.70)

(.93)

(1.98)

21.00

(5.28)%

2.40%

2.40%

2.40%

1.27%

—

320%

6,149

March 31, 2007

19.25

.39

3.46

3.85

(.12)

—

(.12)

3.73

22.98

20.01%

2.40%

2.40%

2.40%

1.85%

—

373%

9,539

March 31, 2006

16.57

.10

2.90

3.00

—

(.32)

(.32)

2.68

19.25

18.30%

2.42%

2.41%

2.41%

0.59%

—

454%

8,703

March 31, 2005

14.62

(.09)

2.52

2.43

(.47)

(.01)

(.48)

1.95

16.57

16.55%

2.37%

2.37%

2.37%

(0.57)%

—

—

5,717

March 31, 2004

9.74

(1.18)

6.77

5.59

—

(.71)

(.71)

4.88

14.62

57.29%

2.47%

2.47%

2.47%

(8.31)%

—

—

1,999

Europe 1.25x Strategy Fund H-Class

March 31, 2008

24.14

.57

(1.52)

(.95)

(.23)

(.70)

(.93)

(1.88)

22.26

(4.60)%

1.67%

1.67%

1.67%

2.20%

—

320%

21,670

March 31, 2007

20.06

.59

3.61

4.20

(.12)

—

(.12)

4.08

24.14

20.95%

1.66%

1.66%

1.66%

2.63%

—

373%

57,887

March 31, 2006

17.13

.22

3.03

3.25

—

(.32)

(.32)

2.93

20.06

19.17%

1.64%

1.63%

1.63%

1.21%

—

454%

46,066

March 31, 2005

14.98

.05

2.58

2.63

(.47)

(.01)

(.48)

2.15

17.13

17.49%

1.61%

1.61%

1.61%

0.28%

—

—

62,957

March 31, 2004

9.88

(1.65)

7.46

5.81

—

(.71)

(.71)

5.10

14.98

58.72%

1.73%

1.73%

1.73%

(11.25)%

—

—

35,914

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented.

RATIOS TO

AVERAGE NET ASSETS:

Net Realized

Net Increase

NET ASSET

Net

and

(Decrease)

Distributions

Distributions

Net Increase

NET ASSET

Net

Net Assets,

VALUE,

Investment

Unrealized

in Net Asset

from Net

from Net

(Decrease) in

VALUE,

Total

Investment

Portfolio

End of

BEGINNING

Income

Gains (Losses)

Value Resulting

Investment

Realized

Total

Net Asset

END OF

Investment

Total

Income

Turnover

Period (000’s

Year Ended

OF PERIOD

(Loss)†

on Investments

from Operations

Income

Gains

Distributions

Value

PERIOD

Return††

Expenses

(Loss)

Rate

omitted)

Japan 2x Strategy Fund A-Class

March 31, 2008*

$25.00

$  —§§

$   .12

$   .12

$  —

$

—

$  —

$   .12

$25.12

0.48%

1.25%**

(0.12)%**

—

$

636

Japan 2x Strategy Fund C-Class

March 31, 2008*

25.00

(.02)

.12

.10

—

—

—

.10

25.10

0.40%

2.21%**

(0.74)%**

—

240

Japan 2x Strategy Fund H-Class

March 31, 2008*

25.00

   —§§

.12

.12

—

—

—

.12

25.12

0.48%

1.44%**

0.17%**

—

5,243

Small-Cap Value Fund A-Class

March 31, 2008

35.54

.26

(8.97)

(8.71)

(.27)

—

(.27)

(8.98)

26.56

(24.54)%

1.53%

0.82%

566%

2,945

March 31, 2007

33.40

.23

1.94

2.17

—

(.03)

(.03)

2.14

35.54

6.49%

1.51%

0.66%

728%

3,929

March 31, 2006

28.22

(.03)

5.71

5.68

—

(.50)

(.50)

5.18

33.40

20.35%

1.46%

(0.11)%

806%

335

March 31, 2005 *

25.28

(.06)

3.13

3.07

—

(.13)

(.13)

2.94

28.22

12.14%

1.43%**

(0.37)%**

744%

714

Small-Cap Value Fund C-Class

March 31, 2008

34.68

.28

(8.98)

(8.70)

(.27)

—

(.27)

(8.97)

25.71

(25.12)%

2.26%

0.99%

566%

14,040

March 31, 2007

32.85

(.05)

1.91

1.86

—

(.03)

(.03)

1.83

34.68

5.65%

2.26%

(0.16)%

728%

2,268

March 31, 2006

28.01

(.18)

5.52

5.34

—

(.50)

(.50)

4.84

32.85

19.29%

2.27%

(0.60)%

806%

18,779

March 31, 2005

25.59

(.24)

2.79

2.55

—

(.13)

(.13)

2.42

28.01

9.96%

2.21%

(0.89)%

744%

12,119

March 31, 2004 *

25.00

(.05)

.64

.59

—

—

—

.59

25.59

2.36%

2.11%**

(1.68)%**

177%

2,207

Small-Cap Value Fund H-Class

March 31, 2008

35.51

.33

(9.04)

(8.71)

(.27)

—

(.27)

(8.98)

26.53

(24.56)%

1.48%

1.04%

566%

51,563

March 31, 2007

33.38

.15

2.01

2.16

—

(.03)

(.03)

2.13

35.51

6.46%

1.52%

0.46%

728%

10,478

March 31, 2006

28.24

.06

5.58

5.64

—

(.50)

(.50)

5.14

33.38

20.20%

1.50%

0.19%

806%

102,448

March 31, 2005

25.62

(.01)

2.76

2.75

—

(.13)

(.13)

2.62

28.24

10.73%

1.47%

(0.04)%

744%

75,748

March 31, 2004 *

25.00

(.01)

.63

.62

—

—

—

.62

25.62

2.48%

1.41%**

(0.21)%**

177%

19,900

Mid-Cap Value Fund A-Class

March 31, 2008

36.58

.44

(6.37)

(5.93)

(.93)

—

(.93)

(6.86)

29.72

(16.45)%

1.53%

1.25%

297%

2,797

March 31, 2007

31.83

.34

4.57

4.91

—

(.16)

(.16)

4.75

36.58

15.45%

1.53%

1.00%

625%

4,744

March 31, 2006

27.49

.06

4.47

4.53

(—)§§

(.19)

(.19)

4.34

31.83

16.51%

1.48%

0.21%

558%

1,480

March 31, 2005 *

24.58

.11

2.91

3.02

(—)§§

(.11)

(.11)

2.91

27.49

12.29%

1.42%**

0.69%

731%

312

Mid-Cap Value Fund C-Class

March 31, 2008

35.75

.30

(6.34)

(6.04)

(.93)

—

(.93)

(6.97)

28.78

(17.15)%

2.28%

0.88%

297%

1,082

March 31, 2007

31.34

.11

4.46

4.57

—

(.16)

(.16)

4.41

35.75

14.61%

2.28%

0.33%

625%

8,326

March 31, 2006

27.29

(.10)

4.34

4.24

(—)§§

(.19)

(.19)

4.05

31.34

15.57%

2.25%

(0.35)%

558%

7,270

March 31, 2005

25.11

(.07)

2.36

2.29

(—)§§

(.11)

(.11)

2.18

27.29

9.12%

2.21%

(0.28)%

731%

8,831

March 31, 2004 *

25.00

(.02)

.13

.11

—

—

—

.11

25.11

0.44%

2.11%**

(0.50)%**

172%

710

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented.

RATIOS TO

AVERAGE NET ASSETS:

Net Realized

Net Increase

NET ASSET

Net

and

(Decrease)

Distributions

Distributions

Net Increase

NET ASSET

Net

Net Assets,

VALUE,

Investment

Unrealized

in Net Asset

from Net

from Net

(Decrease) in

VALUE,

Total

Investment

Portfolio

End of

BEGINNING

Income

Gains (Losses)

Value Resulting

Investment

Realized

Total

Net Asset

END OF

Investment

Total

Income

Turnover

Period (000’s

Year Ended

OF PERIOD

(Loss)†

on Investments

from Operations

Income

Gains

Distributions

Value

PERIOD

Return††

Expenses

(Loss)

Rate

omitted)

Mid-Cap Value Fund H-Class

March 31, 2008

$36.58

$ .35

$ (6.29)

$ (5.94)

$ (.93)

$  —

$ (.93)

$ (6.87)

$29.71

(16.48)%

1.54%

0.96%

297%

$

6,512

March 31, 2007

31.82

.46

4.46

4.92

—

(.16)

(.16)

4.76

36.58

15.49%

1.52%

1.39%

625%

76,513

March 31, 2006

27.49

.07

4.45

4.52

(—)§§

(.19)

(.19)

4.33

31.82

16.47%

1.48%

0.25%

558%

31,340

March 31, 2005

25.13

.21

2.26

2.47

(—)§§

(.11)

(.11)

2.36

27.49

9.83%

1.46%

0.77%

731%

115,660

March 31, 2004 *

25.00

.01

.12

.13

—

—

—

.13

25.13

0.52%

1.41%**

0.19%**

172%

18,064

Large-Cap Value Fund A-Class

March 31, 2008

33.46

.49

(6.10)

(5.61)

(1.99)

(5.86)

(7.85)

(13.46)

20.00

(19.98)%

1.52%

1.67%

289%

4,269

March 31, 2007

29.12

.37

4.33

4.70

(.21)

(.15)

(.36)

4.34

33.46

16.21%

1.50%

1.17%

389%

5,348

March 31, 2006

26.56

.19

2.77

2.96

—

(.40)

(.40)

2.56

29.12

11.20%

1.47%

0.70%

1054%

713

March 31, 2005 *

24.68

.12

1.81

1.93

(—)§§

(.05)

(.05)

1.88

26.56

7.82%

1.43%**

0.77%**

747%

211

Large-Cap Value Fund C-Class

March 31, 2008

32.68

.14

(5.77)

(5.63)

(1.99)

(5.86)

(7.85)

(13.48)

19.20

(20.57)%

2.29%

0.48%

289%

1,838

March 31, 2007

28.67

.09

4.28

4.37

(.21)

(.15)

(.36)

4.01

32.68

15.31%

2.27%

0.29%

389%

21,075

March 31, 2006

26.38

.04

2.65

2.69

—

(.40)

(.40)

2.29

28.67

10.25%

2.26%

0.14%

1,054%

4,344

March 31, 2005

24.85

.01

1.57

1.58

(—)§§

(.05)

(.05)

1.53

26.38

6.35%

2.20%

0.03%

747%

4,636

March 31, 2004 *

25.00

(.02)

(.13)

(.15)

—

—

—

(.15)

24.85

(0.60)%

2.10%**

(0.53)%**

202%

2,612

Large-Cap Value Fund H-Class

March 31, 2008

33.46

.36

(5.97)

(5.61)

(1.99)

(5.86)

(7.85)

(13.46)

20.00

(19.98)%

1.53%

1.11%

289%

18,459

March 31, 2007

29.12

.35

4.35

4.70

(.21)

(.15)

(.36)

4.34

33.46

16.21%

1.51%

1.12%

389%

184,082

March 31, 2006

26.56

.23

2.73

2.96

—

(.40)

(.40)

2.56

29.12

11.20%

1.49%

0.82%

1,054%

56,005

March 31, 2005

24.87

.16

1.58

1.74

(—)§§

(.05)

(.05)

1.69

26.56

6.99%

1.47%

0.63%

747%

24,974

March 31, 2004 *

25.00

.01

(.14)

(.13)

—

—

—

(.13)

24.87

(0.52)%

1.41%**

0.34%**

202%

8,094

Small-Cap Growth Fund A-Class

March 31, 2008

32.61

(.13)

(3.72)

(3.85)

—

(1.33)

(1.33)

(5.18)

27.43

(12.27)%

1.52%

(0.40)%

834%

1,938

March 31, 2007

32.25

(.29)

.65

.36

—

—

—

.36

32.61

1.12%

1.56%

(0.93)%

623%

1,408

March 31, 2006

27.96

(.18)

5.27

5.09

—

(.80)

(.80)

4.29

32.25

18.41%

1.47%

(0.61)%

1,003%

943

March 31, 2005 *

24.43

(.12)

3.90

3.78

—

(.25)

(.25)

3.53

27.96

15.49%

1.43%**

(0.74)%**

983%

76

Small-Cap Growth Fund C-Class

March 31, 2008

31.94

(.51)

(3.45)

(3.96)

—

(1.33)

(1.33)

(5.29)

26.65

(12.88)%

2.29%

(1.57)%

834%

1,980

March 31, 2007

31.82

(.58)

.70

.12

—

—

—

.12

31.94

0.38%

2.32%

(1.83)%

623%

7,570

March 31, 2006

27.78

(.47)

5.31

4.84

—

(.80)

(.80)

4.04

31.82

17.63%

2.27%

(1.57)%

1,003%

5,972

March 31, 2005

25.33

(.44)

3.14

2.70

—

(.25)

(.25)

2.45

27.78

10.68%

2.21%

(1.58)%

983%

2,710

March 31, 2004 *

25.00

(.04)

.37

.33

—

—

—

.33

25.33

1.32%

2.08%**

(1.31)%**

117%

2,505

Small-Cap Growth Fund H-Class

March 31, 2008

32.62

(.26)

(3.58)

(3.84)

—

(1.33)

(1.33)

(5.17)

27.45

(12.23)%

1.53%

(0.79)%

834%

6,259

March 31, 2007

32.27

(.33)

.68

.35

—

—

—

.35

32.62

1.08%

1.53%

(1.05)%

623%

18,171

March 31, 2006

27.97

(.22)

5.32

5.10

—

(.80)

(.80)

4.30

32.27

18.44%

1.50%

(0.73)%

1,003%

73,489

March 31, 2005

25.34

(.23)

3.11

2.88

—

(.25)

(.25)

2.63

27.97

11.38%

1.46%

(0.84)%

983%

26,145

March 31, 2004 *

25.00

(.02)

.36

.34

—

—

—

.34

25.34

1.36%

1.41%**

(0.85)%**

117%

2,544

Mid-Cap Growth Fund A-Class

March 31, 2008

30.72

(.27)

(1.42)

(1.69)

—

(2.38)

(2.38)

(4.07)

26.65

(6.26)%

1.52%

(0.88)%

736%

3,863

March 31, 2007

31.94

(.08)

.48

.40

—

(1.62)

(1.62)

(1.22)

30.72

1.36%

1.51%

(0.25)%

537%

2,777

March 31, 2006

26.85

(.17)

5.39

5.22

—

(.13)

(.13)

5.09

31.94

19.47%

1.48%

(0.60)%

681%

1,530

March 31, 2005 *

23.91

(.09)

3.04

2.95

—

(.01)

(.01)

2.94

26.85

12.33%

1.46%**

(0.58)%**

1,211%

553

Mid-Cap Growth Fund C-Class

March 31, 2008

30.01

(.50)

(1.34)

(1.84)

—

(2.38)

(2.38)

(4.22)

25.79

(6.92)%

2.28%

(1.69)%

736%

1,426

March 31, 2007

31.47

(.42)

.58

.16

—

(1.62)

(1.62)

(1.46)

30.01

0.60%

2.27%

(1.40)%

537%

5,316

March 31, 2006

26.66

(.42)

5.36

4.94

—

(.13)

(.13)

4.81

31.47

18.55%

2.26%

(1.43)%

681%

3,305

March 31, 2005

25.15

(.37)

1.89

1.52

—

(.01)

(.01)

1.51

26.66

6.04%

2.21%

(1.43)%

1,211%

2,313

March 31, 2004 *

25.00

(.05)

.20
.15

—

—

—

.15

25.15

0.60%

2.10%**

(1.50)%**

356%

1,172

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented.

RATIOS TO

AVERAGE NET ASSETS:

Net Realized

Net Increase

NET ASSET

Net

and

(Decrease)

Distributions

Distributions

Net Increase

NET ASSET

Net

Net Assets,

VALUE,

Investment

Unrealized

in Net Asset

from Net

from Net

(Decrease) in

VALUE,

Total

Investment

Portfolio

End of

BEGINNING

Income

Gains (Losses)

Value Resulting

Investment

Realized

Total

Net Asset

END OF

Investment

Total

Net

Income

Turnover

Period (000’s

Year Ended

OF PERIOD

(Loss)†

on Investments

from Operations

Income

Gains

Distributions

Value

PERIOD

Return††

Expenses

Expenses

(Loss)

Rate

omitted)

Mid-Cap Growth Fund H-Class

March 31, 2008

$30.75

$ (.28)

$ (1.41)

$ (1.69)

$ —

$ (2.38)

$ (2.38)

$ (4.07)

$26.68

(6.25)%

1.51%

1.51%

(0.92)%

736%

$

14,158

March 31, 2007

31.95

(.24)

.66

.42

—

(1.62)

(1.62)

(1.20)

30.75

1.42%

1.52%

1.52%

(0.80)%

537%

7,715

March 31, 2006

26.86

(.19)

5.41

5.22

—

(.13)

(.13)

5.09

31.95

19.46%

1.50%

1.50%

(0.63)%

681%

48,888

March 31, 2005

25.17

(.17)

1.87

1.70

—

(.01)

(.01)

1.69

26.86

6.75%

1.46%

1.46%

(0.66)%

1,211%

23,733

March 31, 2004 *

25.00

(.02)

.19

.17

—

—

—

.17

25.17

0.68%

1.41%**

1.41%**

(0.75)%**

356%

625

Large-Cap Growth Fund A-Class

March 31, 2008

27.17

(.15)

(1.52)

(1.67)

—

(.39)

(.39)

(2.06)

25.11

(6.28)%

1.51%

1.51%

(0.53)%

450%

5,443

March 31, 2007

26.11

(.13)

1.19

1.06

—

—

—

1.06

27.17

4.06%

1.52%

1.52%

(0.51)%

1,029%

2,675

March 31, 2006

24.48

(.07)

1.72

1.65

—

(.02)

(.02)

1.63

26.11

6.76%

1.48%

1.48%

(0.29)%

1,276%

914

March 31, 2005 *

23.44

.09

.95

1.04

—

(—)§§

(—)§§

1.04

24.48

4.45%

1.45%**

1.45%**

0.62%**

2,018%

74

Large-Cap Growth Fund C-Class

March 31, 2008

26.57

(.32)

(1.51)

(1.83)

—

(.39)

(.39)

(2.22)

24.35

(7.02)%

2.27%

2.27%

(1.21)%

450%

4,453

March 31, 2007

25.74

(.37)

1.20

.83

—

—

—

.83

26.57

3.22%

2.28%

2.28%

(1.44)%

1,029%

3,743

March 31, 2006

24.30

(.26)

1.72

1.46

—

(.02)

(.02)

1.44

25.74

6.03%

2.23%

2.23%

(1.04)%

1,276%

5,249

March 31, 2005

24.18

(.01)

.13

.12

—

(—)§§

(—)§§

.12

24.30

0.51%

2.20%

2.20%

(0.06)%

2,018%

19,703

March 31, 2004 *

25.00

(.05)

(.77)

(.82)

—

—

—

(.82)

24.18

(3.28)%

2.08%**

2.08%**

(1.25)%**

296%

—

Large-Cap Growth Fund H-Class

March 31, 2008

27.16

(.17)

(1.50)

(1.67)

—

(.39)

(.39)

(2.06)

25.10

(6.28)%

1.53%

1.53%

(0.62)%

450%

11,937

March 31, 2007

26.11

(.14)

1.19

1.05

—

—

—

1.05

27.16

4.02%

1.52%

1.52%

(0.53)%

1,029%

49,087

March 31, 2006

24.49

(.05)

1.69

1.64

—

(.02)

(.02)

1.62

26.11

6.71%

1.49%

1.49%

(0.19)%

1,276%

32,258

March 31, 2005

24.18

.37

(.06)

.31

—

(—)§§

(—)§§

.31

24.49

1.30%

1.47%

1.47%

1.52%

2,018%

11,762

March 31, 2004 *

25.00

(—)§§

(.82)

(.82)

—

—

—

(.82)

24.18

(3.28)%

1.41%**

1.41%**

(0.16)%**

296%

793

U.S. Government Money Market Fund Investor Class

March 31, 2008

1.00

.04

—

.04

(.04)

—

(.04)

—

1.00

3.76%

0.93%

0.93%

3.71%

—

978,584

March 31, 2007

1.00

.04

—

.04

(.04)

—

(.04)

—

1.00

4.26%

0.92%

0.92%

4.20%

—

982,347

March 31, 2006

1.00

.03

—

.03

(.03)

—

(.03)

—

1.00

2.79%

0.88%

0.88%

2.74%

—

975,088

March 31, 2005

1.00

.01

—

.01

(.01)

—

(.01)

—

1.00

0.82%

0.87%

0.87%

0.81%

—

1,196,009

March 31, 2004

1.00

—§§

—

—§§

(—)§§

—

(—)§§

—

1.00

0.18%

0.90%

0.90%

0.18%

—

1,057,062

U.S. Government Money Market Fund Advisor Class

March 31, 2008

1.00

.03

—

.03

(.03)

—

(.03)

—

1.00

3.24%

1.43%

1.43%

3.25%

—

159,111

March 31, 2007

1.00

.04

—

.04

(.04)

—

(.04)

—

1.00

3.75%

1.42%

1.42%

3.70%

—

204,068

March 31, 2006

1.00

.02

—

.02

(.02)

—

(.02)

—

1.00

2.28%

1.39%

1.39%

2.21%

—

151,828

March 31, 2005

1.00

—§§

—

—§§

(—)§§

—

(—)§§

—

1.00

0.43%

1.38%

1.25%

0.39%

—

245,890

March 31, 2004

1.00

—§§

—

—§§

(—)§§

—

(—)§§

—

1.00

0.01%

1.38%

1.08%

0.01%

—

249,599

U.S. Government Money Market Fund A-Class

March 31, 2008

1.00

.03

—

.03

(.03)

—

(.03)

—

1.00

3.51%

1.18%

1.18%

3.45%

—

21,174

March 31, 2007

1.00

.04

—

.04

(.04)

—

(.04)

—

1.00

4.01%

1.17%

1.17%

3.97%

—

18,779

March 31, 2006

1.00

.03

—

.03

(.03)

—

(.03)

—

1.00

2.51%

1.15%

1.15%

2.66%

—

14,324

March 31, 2005

1.00

.01

—

.01

(.01)

—

(.01)

—

1.00

0.59%

1.10%

1.10%

0.93%

—

7,335

March 31, 2004 *

1.00

—

—

—

—

—

—

—

1.00

0.00%

0.00%**à

0.00%**à

0.00%**

—

1

U.S. Government Money Market Fund C-Class

March 31, 2008

1.00

.03

—

.03

(.03)

—

(.03)

—

1.00

2.74%

1.93%

1.93%

2.69%

—

121,436

March 31, 2007

1.00

.03

—

.03

(.03)

—

(.03)

—

1.00

3.24%

1.92%

1.92%

3.20%

—

120,415

March 31, 2006

1.00

.02

—

.02

(.02)

—

(.02)

—

1.00

1.76%

1.89%

1.89%

1.72%

—

131,045

March 31, 2005

1.00

—§§

—

—§§

(—)§§

—

(—)§§

—

1.00

0.19%

1.87%

1.51%

0.19%

—

155,668

March 31, 2004

1.00

—§§

—

—§§

(—)§§

—

(—)§§

—

1.00

0.01%

1.90%

1.08%

0.01%

—

131,704

FINANCIAL HIGHLIGHTS (concluded)

* Since the commencement of operations:

August 1, 2003 — Inverse OTC Strategy Fund Advisor Class, Government Long Bond 1.2x Strategy Fund Advisor Class, and Inverse Government Long Bond Strategy Fund Advisor Class;

February 20, 2004 — Inverse Mid-Cap Strategy Fund C-Class and H-Class, Inverse Russell 2000® Strategy Fund C-Class and H-Class, Small-Cap Value Fund C-Class and H-Class, Mid-Cap Value C-Class and H-Class,

Large-Cap Value Fund C-Class and H-Class, Small-Cap Growth Fund C-Class and H-Class, Mid-Cap Growth Fund C-Class and H-Class, and Large-Cap Growth Fund C-Class and H-Class;

March 31, 2004 — Nova Fund A-Class, Inverse S&P 500 Strategy Fund A-Class, OTC Fund A-Class, Inverse OTC Strategy Fund A-Class, Mid-Cap 1.5x Strategy Fund A-Class, Inverse Mid-Cap Strategy Fund A-Class,

Russell 2000® 1.5x Strategy Fund A-Class, Inverse Russell 2000® Strategy Fund A-Class, Government Long Bond 1.2x Strategy Fund A-Class, Inverse Goverment Long Bond Strategy Fund A-Class,

Europe 1.25x Strategy Fund A-Class, and U.S. Goverment Money Market Fund A-Class;

September 1, 2004 — Small-Cap Value Fund A-Class, Mid-Cap Value Fund A-Class, Large-Cap Value Fund A-Class, Small-Cap Growth Fund A-Class, Mid-Cap Growth Fund A-Class, and Large-Cap Growth Fund A-Class;

May 31, 2006 — S&P 500 Fund A-Class, C-Class and H-Class and Russell 2000® Fund A-Class, C-Class and H-Class;

April 16, 2007 — High Yield Strategy Fund A-Class, C-Class and H-Class and Inverse High Yield Strategy Fund A-Class, C-Class and H-Class.

February 22, 2008 — Japan 2x Strategy Fund A-Class, C-Class and H-Class.

** Annualized

† Calculated using the average daily shares outstanding for the year.

†† Total investment return does not reflect the impact of any applicable sales charges and has not been annualized.

††† Inverse S&P 500 Strategy Fund — Per share amounts for the periods ended March 31, 2004 through March 31, 2007 have been restated to reflect a 1:5 reverse stock split effective April 23, 2007.

à Expense ratios for the period ended March 31, 2004 are calculated for one day only and are not indicative of future class performance.

§ Operating Expenses exclude interest expense from securities sold short and swap expense.

§§ Less than $.01 per share.

Prior to April 1, 2007, the Nova Fund, Inverse S&P 500 Strategy Fund, Inverse OTC Strategy Fund, and Inverse Government Long Bond Strategy Fund operated under a Master-Feeder Structure.

▲

Ratios represent combined net investment income of the former Master Portfolio and the Fund. Ratios shown under the caption “Net Investment Income (Loss)” for the year ended March 31, 2006 and preceding periods did not reflect the net investment income of the former Master Portfolio. This has no effect on the Fund's net asset value, per share value or total increase (decrease) in net assets from operations during any period.

■

Expense ratios to average net assets include expenses of the corresponding former Master Portfolio for the year ended March 31, 2007 and preceding periods.

NOTES TO FINANCIAL STATEMENTS

1.

Organization and Significant Accounting Policies

B. All equity securities for the morning NAV are valued

Organization

at the current sales price as of 10:45 a.m. on the

The Rydex Series Funds (the “Trust”) is registered with

valuation date. Equity securities listed on an exchange

the SEC under the Investment Company Act of 1940 (the

(NYSE or American Stock Exchange) are valued at the

“1940 Act”) as a non-diversified, open-ended investment

last quoted sales price as of the close of business on the

company. The Trust offers five separate classes of shares,

NYSE, usually 4:00 p.m. on the valuation date for the

Investor Class Shares, Advisor Class Shares, A-Class

afternoon NAV. Equity securities listed on the NASDAQ

Shares, C-Class Shares, and H-Class Shares. C-Class

market system are valued at the NASDAQ Official

Shares have a 1% CDSC if shares are redeemed within

Closing Price, usually as of 4:00 p.m. on the valuation

12 months of purchase. Sales of shares of each Class are

date. Listed options held by the Trust are valued at the

made without a sales charge at the net asset value per

their last bid price for twice a day pricing or the Official share, with the exception of A-Class Shares. A-Class

Settlement Price listed by the exchange, usually as of

Shares are sold at net asset value, plus the applicable

4:00 p.m. Over-the-Counter options held by the Trust are

front-end sales charge, except for the U.S. Government

valued using the average bid price obtained from one or

Money Market Fund. The sales charge varies depending

more security dealers. The value of futures contracts

on the amount purchased, but will not exceed 4.75%.

purchased and sold by the Trust is accounted for using

A-Class Share purchases of $1 million or more are exempt

the unrealized gain or loss on the contracts that is

from the front-end sales charge but have a 1% CDSC if

determined by marking the contracts to their current

shares are redeemed within 18 months of purchase.

realized settlement prices. Financial futures contracts are

valued as of the spot price at 10:45 a.m. on the valuation

At March 31, 2008, the Trust consisted of fifty-four

date for the morning pricing cycle. Financial futures

separate Funds: twenty-two Benchmark Funds, one

contracts are valued at the last quoted sales price,

Money Market Fund, eleven Alternative Strategy Funds,

usually as of 4:00 p.m. on the valuation date for the

seventeen Sector Funds, and three Essential Portfolio

afternoon NAV cycle. In the event that the exchange for

Funds. This report covers the twenty-two Benchmark

a specific futures contract closes earlier than 4:00 p.m.,

Funds and the Money Market Fund (the “Funds”), while

the futures contract is valued at the Official Settlement

the Sector Funds, the Alternative Strategy Funds, and

Price of the exchange. However, the underlying

the Essential Portfolio Funds are contained in separate

securities from which the futures contract value is

reports.

derived are monitored until 4:00 p.m. to determine if fair

Rydex Investments provides advisory, transfer agent and

valuation would provide a more accurate valuation.

administrative services, and accounting services to the

Short-term securities, if any, are valued at amortized

Trust. Rydex Distributors, Inc. (the “Distributor”) acts as

cost, which approximates market value.

principal underwriter for the Trust. Both Rydex

Debt securities with a maturity greater than 60 days are

Investments and the Distributor are affiliated entities.

valued at the last traded fill price at the close of the

Significant Accounting Policies

Funds’ pricing cycle, unless no trades were executed. If

The following significant accounting policies are in

there are no trades, a security is valued at the reported

conformity with U.S. generally accepted accounting

bid price, at the close of the Funds’ pricing cycle, usually principles and are consistently followed by the Trust. All

4:00 p.m.

time references are based on Eastern Time. The

Structured notes are valued in accordance with the terms

information contained in these notes may not apply to

of their agreement at the value of the underlying index

every Fund in the Trust.

close, usually 4:00 p.m., adjusted for any interest accruals

A. The Trust calculates a NAV twice each business day,

and financing charges. If the securities comprising the

first in the morning and again in the afternoon for the

underlying index cease trading before a Fund’s close of

Russell 2000® Fund and the S&P 500 Fund. All other

business, the index will be fair valued with the use of an

Funds in the Trust will price at the afternoon NAV. The

appropriate market indicator.

morning NAV is calculated at 10:45 a.m., and the

Traditional open-end investment companies (“Mutual

afternoon NAV is calculated at the close of the New York

Funds”) are valued at their NAV as of the close of

Stock Exchange (“NYSE”), usually 4:00 p.m. The NAV is

business, usually 4:00 p.m. on the valuation date.

calculated using the current market value of each Fund’s

Exchange Traded Funds (“ETFs”) and closed-end

total assets as of the respective time of calculation.

investment companies are valued at the last quoted

These financial statements are based on the March 31,

sales price.

2008 afternoon NAV.

The value of domestic equity index and credit default

swap agreements entered into by a Fund is accounted

for using the unrealized gain or loss on the agreements

162

|

THE RYDEX SERIES FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

that is determined by marking the agreements to the

with income tax regulations which may differ from U.S.

last quoted value of the index that the swap pertains to

generally accepted accounting principles.

at the close of the NYSE, usually 4:00 p.m. The swap’s

E. When a Fund engages in a short sale of an equity or

market value is then adjusted to include dividends

fixed income security, an amount equal to the proceeds

accrued, financing charges and/or interest associated

is reflected as an asset and an equivalent liability. The

with the swap agreements.

amount of the liability is subsequently marked-to-market

The value of foreign equity and index currency index

to reflect the market value of the short sale. The Fund

swap agreements entered into by a Fund is accounted

maintains a segregated account of cash and/or securities

for using the unrealized gain or loss on the agreements

as collateral for short sales. The Fund is exposed to

that is determined by marking the agreements to the

market risk based on the amount, if any, that the market

price at which orders are being filled at the close of the

value of the security exceeds the market value of the

NYSE, usually 4:00 p.m. In the event that no order is

securities in the segregated account. Fees, if any, paid to

filled at 4:00 p.m., the security dealer provides a fair

brokers to borrow securities in connection with short

value quote at which the swap agreement is valued. The

sales are considered part of the cost of short sale

swap’s market value is then adjusted to include

transactions. In addition, the Fund must pay out the

dividends accrued, financing charges and/or interest

dividend rate of the equity or coupon rate of the

associated with the swap agreements.

treasury obligation to the lender and records this as an

Investments for which market quotations are not readily

expense. Short dividends or interest expense is a cost

available are fair valued as determined in good faith by

associated with the investment objective of short sales

Rydex Investments under the direction of the Board of

transactions, rather than an operational cost associated

Trustees using methods established or ratified by the

with the day-to-day management of any mutual fund.

Board of Trustees. These methods include, but are not

F. Upon the purchase of an option by a Fund, the

limited to: (i) general information as to how these

premium paid is recorded as an investment, the value of

securities and assets trade; (ii) in connection with futures which is marked-to-market daily. When a purchased

contracts and options thereupon, and other derivative

option expires, that Fund will realize a loss in the

investments, information as to how (a) these contracts

amount of the cost of the option. When a Fund enters

and other derivative investments trade in the futures or

into a closing sale transaction, that Fund will realize a

other derivative markets, respectively, and (b) the

gain or loss depending on whether the proceeds from

securities underlying these contracts and other

the closing sale transaction are greater or less than the

derivative investments trade in the cash market; and (iii)

cost of the option. When a Fund exercises a put option,

other information and considerations, including current

that Fund will realize a gain or loss from the sale of the

values in related-markets.

underlying security and the proceeds from such sale will

C. Securities transactions are recorded on the trade date

be decreased by the premium originally paid. When a

for financial reporting purposes. Realized gains and

Fund exercises a call option, the cost of the security

losses from securities transactions are recorded using

purchased by that Fund upon exercise will be increased

the identified cost basis. Proceeds from lawsuits related

by the premium originally paid. When a Fund writes

to investment holdings are recorded as realized gains in

(sells) an option, an amount equal to the premium

the respective Fund. Dividend income is recorded on the

received is entered in that Fund’s accounting records as

ex-dividend date, net of applicable taxes withheld by

an asset and equivalent liability. The amount of the

foreign countries. Interest income, including amortization

liability is subsequently marked-to-market to reflect the

of premiums and accretion of discount, is accrued on a

current value of the option written. When a written

daily basis. Distributions received from investments in

option expires, or if a Fund enters into a closing

REITs are recorded as dividend income on the ex-

purchase transaction, that Fund realizes a gain (or loss if

dividend date, subject to reclassification upon notice of

the cost of a closing purchase transaction exceeds the

the character of such distribution by the issuer.

premium received when the option was sold).

D. Distributions from net investment income are

G. The Trust may enter into stock and bond index

declared daily and paid monthly in the Government

futures contracts and options on such futures contracts.

Long Bond 1.2x Strategy Fund and the U.S. Government

Futures contracts are contracts for delayed delivery of

Money Market Fund. Distributions of net investment

securities at a specified future delivery date and at a

income in the remaining Funds and distributions of net

specific price. Upon entering into a contract, a Fund

realized capital gains in all Funds, if any, are declared

deposits and maintains as collateral such initial margin as

and paid at least annually. Distributions are recorded on

required by the exchange on which the transaction is

the ex-dividend date and are determined in accordance

effected. Pursuant to the contract, the Fund agrees to

THE RYDEX SERIES FUNDS ANNUAL REPORT

|

163

NOTES TO FINANCIAL STATEMENTS (continued)

receive from or pay to the broker an amount of cash

custody of securities or commodities. Fluctuations in

equal to the daily fluctuation in value of the contract.

value of the structured notes are recorded as unrealized

Such receipts or payments are known as variation margin

gains and losses in the accompanying financial

and are recorded by the Fund as unrealized gains or

statements. Coupon payments are recorded as income

losses. When the contract is closed, the Fund records a

while net payments are recorded as net realized gains

realized gain or loss equal to the difference between the

or losses.

value of the contract at the time it was opened and the

J. Investment securities and other assets and liabilities

value at the time it was closed.

denominated in foreign currencies are translated into

H. The Trust may enter into domestic equity index and

U.S. dollar amounts at the date of valuation. Purchases

domestic currency index swap agreements, which are

and sales of investment securities and income and

over-the-counter contracts in which one party agrees to

expense items denominated in foreign currencies are

make periodic payments based on the change in market

translated into U.S. dollar amounts on the respective

value of a specified equity security, basket of equity

dates of such transactions. The Trust does not isolate

securities, equity index or domestic currency index, in

that portion of the results of operations resulting from

return for periodic payments based on a fixed or variable

changes in foreign exchange rates on investments from

interest rate or the change in market value of a different

the fluctuations arising from changes in market prices of

equity security, basket of equity securities, equity index

securities held. Such fluctuations are included with the

or domestic currency index. Swap agreements are used

net realized and unrealized gain and loss from

to obtain exposure to an equity or market without

investments.

owning or taking physical custody of securities. The swap

Reported net realized foreign exchange gains or losses

agreements are marked-to-market daily based upon

arise from sales of foreign currencies and currency gains

quotations from market makers and the change, if any,

or losses realized between the trade and settlement

are recorded as unrealized gain or loss. Payments

dates on investment transactions. Net unrealized

received or made as a result of an agreement or

exchange gains and losses arise from changes in the fair

termination of the agreement are recognized as realized

values of assets and liabilities other than investments in

gains or losses.

securities at the fiscal period end, resulting from changes

The Trust may enter into credit default swap agreements

in exchange rates.

where one party, the protection buyer, makes an upfront

K. The Trust may enter into forward currency contracts

or periodic payment to counterparty, the protection

primarily to hedge against foreign currency exchange

seller, in exchange for the right to receive a contingent

rate risks on its non-U.S. dollar denominated investment

payment. The maximum amount of the payment may

securities. When entering into a forward currency

equal the notional amount, at par, of the underlying index

contract, a Fund agrees to receive or deliver a fixed

or security as a result of a related credit event. Upfront

quantity of foreign currency for an agreed-upon price on

payments received or made by a Fund, are amortized

an agreed future date. These contracts are valued daily

over the expected life of the agreement. Periodic

and the corresponding unrealized gain or loss on the

payments received or paid by a Fund are recorded as

contracts, as measured by the difference between the

realized gains or losses. The credit default contracts are

forward foreign exchange rates at the dates of entry into

marked-to-market daily based upon quotations from

the contracts and the forward rates at the reporting

market makers and the change, if any, is recorded as

date, is included in the Statement of Assets and

unrealized gain or loss. Payments received or made as a

Liabilities. Realized and unrealized gains and losses are

result of a credit event or termination of the contract are

included in the Statement of Operations.

recognized, net of a proportional amount of the upfront

payment, as realized gains or losses.

L. Certain U.S. Government and Agency Obligations are

traded on a discount basis; the interest rates shown on

I. The Trust may invest in structured notes, which are

the Schedules of Investments reflect the effective rates

over-the-counter contracts linked to the performance of

at the time of purchase by the Funds. Other securities

an underlying benchmark such as interest rates, equity

bear interest at the rates shown, payable at fixed dates

markets, equity indices, commodities indices, corporate

through maturity. The Funds may also purchase

credits or foreign exchange markets. A structured note

American Depository Receipts, U.S. Government

is a type of bond in which an issuer borrows money

securities, and enter into repurchase agreements.

from investors and pays back the principal, adjusted for

performance of the underlying benchmark, at a specified

M. The Funds may leave cash overnight in their cash

maturity date. In addition, the contract may require periodic account with the custodian, U.S. Bank. Periodically, a

interest payments. Structured notes are used to obtain

Fund may have cash due to the custodian bank as an

exposure to a market without owning or taking physical

overdraft balance. A fee is incurred on this overdraft,

164

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THE RYDEX SERIES FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

calculated by multiplying the overdraft by a rate based

call option is that a Fund may forego the opportunity for

on the federal funds rate. Segregated cash with the

profit if the market price of the underlying security increases broker is held as collateral for investments in derivative

and the option is exercised. The risk in writing a covered

instruments such as futures contracts and index swap

put option is that a Fund may incur a loss if the market

agreements.

price of the underlying security decreases and the option

N. Interest and dividend income, most expenses, all

is exercised. In addition, there is the risk that a Fund may realized gains and losses, and all unrealized gains and

not be able to enter into a closing transaction because

losses are allocated to the Classes based upon the value

of an illiquid secondary market or, for over-the-counter

of the outstanding shares in each Class. Certain costs,

options, because of the counterparty’s inability to perform.

such as distribution fees relating to A-Class Shares and

There are several risks in connection with the use of

H-Class Shares and service and distribution fees related

futures contracts. Risks may be caused by an imperfect

to Advisor Class Shares and C-Class Shares, are charged

correlation between movements in the price of the

directly to specific Classes. In addition, certain expenses

instruments and the price of the underlying securities.

have been allocated to the individual Funds in the Trust

In addition, there is the risk that a Fund may not be able

on a pro rata basis upon the respective aggregate net

to enter into a closing transaction because of an illiquid

assets of each Fund included in the Trust.

secondary market.

O. The preparation of financial statements in conformity

There are several risks associated with the use of

with U.S. generally accepted accounting principles

structured notes. Structured notes are leveraged,

requires management to make estimates and

thereby providing an exposure to the underlying

assumptions that affect the reported amount of assets

benchmark of three times the face amount and

and liabilities and disclosure of contingent assets and

increasing the volatility of each note relative to the

liabilities at the date of the financial statements and the

change in the underlying linked financial instrument. A

reported amounts of revenues and expenses during the

highly liquid secondary market may not exist for the

reporting period. Actual results could differ from these

structured notes a Fund invests in, which may make it

estimates.

difficult for that Fund to sell the structured notes it holds

P. Throughout the normal course of business, the Funds

at an acceptable price or to accurately value them. In

enter into contracts that contain a variety of

addition, structured notes are subject to the risk that the

representations and warranties which provide general

counterparty to the instrument, or issuer, might not pay

indemnifications. The Funds’ maximum exposure under

interest when due or repay principal at maturity of the

these arrangements is unknown, as this would involve

obligation. Although the Trust will not invest in any

future claims that may be made against the Funds

structured notes unless Rydex Investments believes that

and/or their affiliates that have not yet occurred.

the issuer is creditworthy, a Fund does bear the risk of

However, based on experience, the Funds expect the

loss of the amount expected to be received in the event

risk of loss to be remote.

of the default or bankruptcy of the issuer.

2.

Financial Instruments

There are several risks associated with the use of swap

agreements that are different from those associated

As part of its investment strategy, the Trust may utilize

with ordinary portfolio securities transactions, due to

short sales and a variety of derivative instruments,

the fact they could be considered illiquid. Although the

including options, futures, options on futures, structured

Trust will not enter into any swap agreement unless

notes, and swap agreements. These investments involve,

Rydex Investments believes that the other party to the

to varying degrees, elements of market risk and risks in

transaction is creditworthy, the Funds bear the risk of

excess of the amounts recognized in the Statements of

loss of the amount expected to be received under a

Assets and Liabilities.

swap agreement in the event of the default or

Short sales are transactions in which a Fund sells an

bankruptcy of the agreement counterparty.

equity or fixed income security it does not own. If the

There are several risks associated with credit default

security sold short decreases in price between the time

swaps. Credit default swaps involve the exchange of a

the Fund sells the security and closes its short position,

fixed-rate premium for protection against the loss in

that Fund will realize a gain on the transaction.

value of an underlying debt instrument in the event of

Conversely, if the security increases in price during the

a defined credit event (such as payment default or

period, that Fund will realize a loss on the transaction.

bankruptcy). Under the terms of the swap, one party acts

The risk of such price increases is the principal risk of

as a “guarantor,” receiving a periodic payment that is a

engaging in short sales.

fixed percentage applied to a notional principal amount.

The risk associated with purchasing options is limited to

In return, the party agrees to purchase the notional

the premium originally paid. The risk in writing a covered

amount of the underlying instrument, at par, if a credit

THE RYDEX SERIES FUNDS ANNUAL REPORT

|

165

NOTES TO FINANCIAL STATEMENTS (continued)

event occurs during the term of the swap. A Fund may

average daily net assets, and 0.03% on the average daily

enter into credit default swaps in which that Fund or its

net assets over $750 million of each Fund.

counterparty acts as guarantor. By acting as the

Rydex Investments engages external service providers to

guarantor of a swap, that Fund assumes the market and

perform other necessary services to the Trust, such as

credit risk of the underlying instrument, including

accounting and auditing services, legal services, printing

liquidity and loss of value.

and mailing, etc., on a pass-through basis. Such

In conjunction with the use of short sales, options,

expenses vary from Fund to Fund and are allocated to

futures, options on futures, and swap agreements, the

the Funds based on relative net assets. Organizational

Funds are required to maintain collateral in various

and setup costs for new Funds are paid by the Trust.

forms. The Funds use, where appropriate, depending on

The Trust has adopted a Distribution and Shareholder

the financial instrument utilized and the broker involved,

Services Plan applicable to Advisor Class Shares and a

margin deposits at the broker, cash and/or securities

Distribution Plan applicable to A-Class Shares and H-

segregated at the custodian bank, discount notes, or the

Class Shares for which Rydex Distributors, Inc. (the

repurchase agreements allocated to each Fund.

“Distributor”), an affiliated entity, and other firms that

The risks inherent in the use of short sales, options,

provide distribution and/or shareholder services

futures contracts, options on futures contracts, structured

(“Service Providers”) may receive compensation. If a

notes, and swap agreements, include i) adverse changes

Service Provider provides distribution services, the Trust

in the value of such instruments; ii) imperfect correlation

will pay distribution fees to the Distributor at an annual

between the price of the instruments and movements in

rate not to exceed 0.25% of average daily net assets,

the price of the underlying securities, indices, or futures

pursuant to Rule 12b-1 of the 1940 Act. The Distributor,

contracts; iii) the possible absence of a liquid secondary

in turn, will pay the Service Provider out of its fees. The

market for any particular instrument at any time; and iv)

Distributor may, at its discretion, retain a portion of such the potential of counterparty default. The Trust has

payments to compensate itself for distribution services.

established strict counterparty credit guidelines and

With regard to Advisor Class Shares only, if a Service

enters into transactions only with financial institutions of

Provider provides shareholders services, the Distributor

investment grade or better.

will receive shareholder servicing fees from the Trust at

3.

Fees And Other Transactions With Affiliates

an annual rate not to exceed 0.25% of average daily net

assets. The Distributor, in turn, will pay the Service

Under the terms of an investment advisory contract, the

Provider out of its fees.

Trust pays Rydex Investments investment advisory fees

calculated at an annualized rate of 0.50% of the average

The Trust has adopted a separate Distribution and

daily net assets of the Government Long Bond 1.2x

Shareholder Services Plan applicable to its C-Class

Strategy Fund and the U.S. Government Money Market

Shares that allows the Funds to pay annual distribution

Fund; 0.75% of the average daily net assets of the Nova

and service fees of 1.00% of the Funds’ C-Class Shares

Fund, S&P 500 Fund, High Yield Fund, Inverse High Yield

average daily net assets. The annual 0.25% service fee

Fund, OTC Fund, Russell 2000 Fund, Japan 2x Strategy

compensates the shareholder’s financial advisor for

Fund, Small-Cap Value Fund, Mid-Cap Value Fund,

providing on-going services to the shareholder. The

Large-Cap Value Fund, Small-Cap Growth Fund, Mid-

annual 0.75% distribution fee reimburses the Distributor

Cap Growth Fund, and the Large-Cap Growth Fund; and

for paying the shareholder’s financial advisor an ongoing

0.90% of the average daily net assets of the remaining

sales commission. The Distributor advances the first

Funds covered in this report.

year’s service and distribution fees to the Financial

Advisor. The Distributor retains the service and

Rydex Investments provides transfer agent and

distribution fees on accounts with no authorized dealer

administrative services to the Trust for fees calculated at

of record.

an annualized rate of 0.20% of the average daily net

assets of the Government Long Bond 1.2x Strategy Fund

During the year ended March 31, 2008, the Distributor

and the U.S. Government Money Market Fund; and

retained sales charges of $839,951 relating to sales of

0.25% of the average daily net assets for the remaining

A-Class Shares of the Trust.

Funds covered in this report.

Certain officers and trustees of the Trust are also officers

Rydex Investments also provides accounting services to

of Rydex Investments and the Distributor.

the Trust for fees calculated at an annualized rate of

0.10% on the first $250 million of the average daily net

assets, 0.075% on the next $250 million of the average

daily net assets, 0.05% on the next $250 million of the

166

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THE RYDEX SERIES FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

4.

Federal Income Tax Information

The Funds intend to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all net investment income and capital gains to shareholders.

Therefore, no Federal income tax provision has been recorded.

Effective September 30, 2007, the Funds adopted Financial Accounting Standards Board (FASB) Interpretation No. 48

“Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax years for purposes of complying with FIN 48, and has concluded that no provision for income tax was required in the Funds’ financial statements.

The Funds file U.S. federal income tax returns and returns in various foreign jurisdictions in which they invest. While the statute of limitations remains open to examine the Funds’ U.S. federal income tax returns filed for the fiscal years 2004 to

2007, no examinations are in progress or anticipated at this time.

Income and capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments for derivatives, foreign currency transactions losses deferred due to wash sales, losses deferred due to post-October losses,

and excise tax regulations.

Permanent book and tax basis differences, if any, will result in reclassifications. This includes net operating losses not utilized during the current period, and capital loss, carryforward expired, and the utilization of earnings and profits distributed to the shareholders on redemption of shares as part of the dividends paid deduction for income tax purposes.

These reclassifications have no effect on net assets or net asset values per share. Any undistributed ordinary income or long-term capital gain remaining at fiscal year end is distributed in the following year.

The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the Funds did not incur any interest or penalties.

The Funds’ tax basis capital gains and losses are determined only at the end of each fiscal year. Tax basis capital losses in excess of capital gains are carried forward to offset future net capital gains. For the year ended March 31, 2008, the following Funds expired or offset net realized capital gains with capital losses from previous years:

Fund

Amount

Nova Fund

$

16,868,648

Inverse S&P 500 Strategy Fund

124,148,192

OTC Fund

44,101,889

Inverse OTC Strategy Fund

57,832,849

Russell 2000® 1.5x Strategy Fund

1,315,982

Russell 2000® Fund

288,233

Government Long Bond 1.2x Strategy Fund

2,049,621

Small-Cap Growth Fund

812,805

U.S. Government Money Market Fund

340,343

The tax character of distributions paid during the year ended March 31, 2008, was as follows:

Ordinary

Long-Term

Total

Fund

Income

Capital Gain

Distributions

Nova Fund

$

4,300,003

$

—

$

4,300,003

S&P 500 Fund

150,000

—

150,000

Inverse S&P 500 Strategy Fund

12,400,002

—

12,400,002

OTC Fund

—

—

—

Inverse OTC Strategy Fund

3,149,998

—

3,149,998

Mid-Cap 1.5x Strategy Fund

653,518

1,231,995

1,885,513

Inverse Mid-Cap Strategy Fund

419,827

—

419,827

Russell 2000® 1.5x Strategy Fund

105,309

—

105,309

Russell 2000® Fund

34,161

—

34,161

Inverse Russell 2000® Strategy Fund

2,250,001

—

2,250,001

Government Long Bond 1.2x Strategy Fund

2,568,216

—

2,568,216

Inverse Government Long Bond Strategy Fund

15,800,011

—

15,800,011

High Yield Strategy Fund

350,000

—

350,000

Inverse High Yield Strategy Fund

—

—

—

THE RYDEX SERIES FUNDS ANNUAL REPORT

|

167

NOTES TO FINANCIAL STATEMENTS (continued)

Ordinary

Long-Term

Total

Fund

Income

Capital Gain

Distributions

Europe 1.25x Strategy Fund

$

2,999,004

$

—

$

2,999,004

Japan 2x Strategy Fund

—

—

—

Small-Cap Value Fund

54,563

—

54,563

Mid-Cap Value Fund

276,950

—

276,950

Large-Cap Value Fund

4,835,622

—

4,835,622

Small-Cap Growth Fund

418,525

233,443

651,968

Mid-Cap Growth Fund

840,286

227,226

1,067,512

Large-Cap Growth Fund

611,183

221,395

832,578

U.S. Government Money Market Fund

43,732,401

—

43,732,401

The tax character of distributions paid during the year ended March 31, 2007, was as follows:

Ordinary

Long-Term

Total

Fund

Income

Capital Gain

Distributions

Nova Fund

$17,778,125

$

—

$17,778,125

S&P 500 Fund

397,005

—

397,005

Inverse S&P 500 Strategy Fund

10,262,050

—

10,262,050

OTC Fund

—

—

—

Inverse OTC Strategy Fund

3,292,303

—

3,292,303

Mid-Cap 1.5x Strategy Fund

—

2,016,817

2,016,817

Inverse Mid-Cap Strategy Fund

1,100,000

—

1,100,000

Russell 2000® 1.5x Strategy Fund

—

4,525,261

4,525,261

Russell 2000® Fund

85,000

—

85,000

Inverse Russell 2000® Strategy Fund

3,900,000

—

3,900,000

Government Long Bond 1.2x Strategy Fund

4,146,707

—

4,146,707

Inverse Government Long Bond Strategy Fund

24,763,274

—

24,763,274

Europe 1.25x Strategy Fund

642,597

—

642,597

Small-Cap Value Fund

—

23,412

23,412

Mid-Cap Value Fund

—

295,554

295,554

Large-Cap Value Fund

1,731,163

314,998

2,046,161

Small-Cap Growth Fund

—

—

—

Mid-Cap Growth Fund

1,170,224

730,451

1,900,675

Large-Cap Growth Fund

—

—

—

U.S. Government Money Market Fund

53,412,553

—

53,412,553

The tax character of distributable earnings/(accumulated losses) at March 31, 2008, was as follows:

Undistributed

Undistributed

Net Unrealized

Ordinary

Long-Term

Appreciation/

Capital Loss

Fund

Income

Capital Gain

(Depreciation)

Carryforward

Nova Fund

$

432,002

$

—

$

11,414,696

$(144,957,842)1

S&P 500 Fund

2,559

—

(1,609,618)

—

Inverse S&P 500 Strategy Fund

3,989,079

—

(901,991)

(285,555,122)1

OTC Fund

—

—

111,508,251

(592,617,149)1

Inverse OTC Strategy Fund

695,607

—

(1,437,199)

(124,584,333)1

Mid-Cap 1.5x Strategy Fund

—

1,334,271

(1,226,394)

—

Inverse Mid-Cap Strategy Fund

25,629

—

1,158,618

(5,932,423)1

Russell 2000® 1.5x Strategy Fund

—

—

(1,720,337)

(101,313)1

Russell 2000® Fund

—

—

(202,561)

—

Inverse Russell 2000® Strategy Fund

143,279

—

1,596,302

(31,599,002)1

Government Long Bond 1.2x Strategy Fund

192,660

—

2,876,258

(5,494,008)1

Inverse Government Long Bond Strategy Fund

—

—

(22,761,090)

(231,134,586)1

High Yield Strategy Fund

384,040

—

(612,173)

(270,230)1

Inverse High Yield Strategy Fund

—

—

659,497

(292,718)1

Europe 1.25x Strategy Fund

—

—

975,383

—

Japan 2x Strategy Fund

1,752

—

54,558

(108,129)1

Small-Cap Value Fund

92,190

—

(6,514,229)

(2,493,199)1

Mid-Cap Value Fund

—

—

(2,550,892)

—

Large-Cap Value Fund

2,504,590

—

(3,981,170)

—

Small-Cap Growth Fund

—

—

(1,247,210)

—

Mid-Cap Growth Fund

—

—

(4,699,486)

—

Large-Cap Growth Fund

—

—

(3,080,003)

—

U.S. Government Money Market Fund

21,570

—

—

(131,017)1

Capital Loss Carryforward amounts may be limited due to Treasury Regulations.

168

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THE RYDEX SERIES FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

1 A summary of the expiration of the afore mentioned Capital Loss Carryforward is as follows:

Total

Expires in

Expires in

Expires in

Expires in

Expires in

Expires in

Expires in

Expires in

Capital Loss

Fund

2009

2010

2011

2012

2013

2014

2015

2016

Carryforward

Nova Fund

$(37,911,293) $

(41,531,696)

$

(65,514,853) $

—

$

—

$

—

$

—

$

—

$(144,957,842)

Inverse S&P 500

Strategy Fund

—

—

—

(122,425,227)

(65,527,919)

(37,877,636)

(59,724,340)

—

(285,555,122)

OTC Fund

—

(184,833,850)

(302,251,932)

(60,857,728)

(44,673,639)

—

—

—

(592,617,149)

Inverse OTC Strategy

Fund

(60,215,201)

—

—

(19,380,747)

(3,723,075)

(17,351,209)

(15,380,081)

(8,534,020)

(124,584,333)

Inverse Mid-Cap

Strategy Fund

—

—

—

(102,676)

(784,220)

(162,059)

(4,032,668)

(850,800)

(5,932,423)

Russell 2000® 1.5x

Strategy Fund

—

—

—

—

—

—

(101,313)

—

(101,313)

Inverse Russell 2000®

Strategy Fund

—

—

—

(670,630)

(4,906,490)

(4,222,250)

(14,340,292)

(7,459,340)

(31,599,002)

Government Long Bond

1.2x Strategy Fund

—

(378,399)

(1,693,557)

(1,342,927)

—

—

—

(2,079,125)

(5,494,008)

Inverse Government

Long Bond Strategy

Fund

(1,582,486)

(3,660,853)

—

(16,998,940)

(63,759,468)

(82,212,943)

(60,731,802)

(2,188,094)

(231,134,586)

High Yield Strategy Fund

—

—

—

—

—

—

—

(270,230)

(270,230)

Inverse High Yield

StrategyFund

—

—

—

—

—

—

—

(292,718)

(292,718)

Japan 2x Strategy Fund

—

—

—

—

—

—

—

(108,129)

(108,129)

Small-Cap Value Fund

—

—

—

—

—

—

—

(2,493,199)

(2,493,199)

U.S. Government

Money Market Fund

(124,003)

—

—

—

—

(3,736)

(3,278)

—

(131,017)

At March 31, 2008, the cost of securities for Federal income tax purposes, the aggregate gross unrealized gain for all securities for which there was an excess of value over tax cost and the aggregate gross unrealized loss for all securities for which there was an excess of tax cost over value, were as follows:

Tax

Tax

Net

Tax

Unrealized

Unrealized

Unrealized

Fund

Cost

Gain

Loss

Gain (Loss)

Nova Fund

$

132,245,288

$

17,247,247

$

(5,989,514)

$

11,257,733

S&P 500 Fund

96,070,413

—

(1,611,790)

(1,611,790)

Inverse S&P 500 Strategy Fund

261,915,047

—

—

—

OTC Fund

737,213,703

143,705,092

(32,323,191)

111,381,901

Inverse OTC Strategy Fund

73,051,947

—

(338,853)

(338,853)

Mid-Cap 1.5x Strategy Fund

27,753,400

641,195

(1,847,753)

(1,206,558)

Inverse Mid-Cap Strategy Fund

46,203,383

—

—

—

Russell 2000® 1.5x Strategy Fund

37,516,358

1,284,595

(2,913,826)

(1,629,231)

Russell 2000® Fund

6,459,007

—

(215,047)

(215,047)

Inverse Russell 2000® Strategy Fund

49,800,454

—

(32,946)

(32,946)

Government Long Bond 1.2x Strategy Fund

78,006,664

2,876,258

—

2,876,258

Inverse Government Long Bond Strategy Fund

810,869,745

—

(9,037,544)

(9,037,544)

High Yield Strategy Fund

79,076,693

—

—

—

Inverse High Yield Strategy Fund

9,962,370

—

—

—

Europe 1.25x Strategy Fund

31,447,830

1,513,721

(254,964)

1,258,757

Japan 2x Strategy Fund

5,760,593

—

—

—

Small-Cap Value Fund

89,854,152

—

(6,514,229)

(6,514,229)

Mid-Cap Value Fund

17,435,797

—

(2,550,892)

(2,550,892)

Large-Cap Value Fund

40,674,309

—

(3,981,170)

(3,981,170)

Small-Cap Growth Fund

14,726,790

—

(1,247,210)

(1,247,210)

Mid-Cap Growth Fund

33,864,106

—

(4,699,486)

(4,699,486)

Large-Cap Growth Fund

32,160,774

—

(3,080,003)

(3,080,003)

U.S. Government Money Market Fund

1,422,869,681

—

—

—

THE RYDEX SERIES FUNDS ANNUAL REPORT

|

169

NOTES TO FINANCIAL STATEMENTS (continued)

Pursuant to Federal income tax regulations applicable to investment companies, the Funds have elected to treat net capital losses realized between November 1 and March 31 of each year as occurring on the first day of the following tax year. For the year ended March 31, 2008, the following amounts of realized capital and currency losses reflected in the accompanying financial statements will not be recognized for Federal income tax purposes until April 1, 2008:

Fund

Currency

Capital

Nova Fund

$

—

$(24,224,343)

S&P 500 Fund

—

(1,696,799)

OTC Fund

—

(10,900,315)

Mid-Cap 1.5x Strategy Fund

—

(7,517,119)

Russell 2000® 1.5x Strategy Fund

—

(7,645,413)

Russell 2000® Fund

—

(423,191)

Inverse Government Long Bond Strategy Fund

—

(23,533,207)

High Yield Strategy Fund

—

(2,402,069)

Inverse High Yield Strategy Fund

—

(313,976)

Europe 1.25x Strategy Fund

(2,603,625)

(3,457,902)

Small-Cap Value Fund

—

(401,452)

Small-Cap Growth Fund

—

(2,754,371)

Mid-Cap Growth Fund

—

(748,175)

Large-Cap Growth Fund

—

(3,555,753)

5.

Repurchase Agreements

The Trust transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by obligations of the U.S. Treasury and U.S. Government Agencies. The

collateral is in the possession of the Trust’s custodian and is evaluated daily to ensure that its market value exceeds by, at a minimum, 102% of the delivery value of the repurchase agreement at maturity. Each Fund holds a pro rata share of the collateral based on the dollar amount of the repurchase agreement entered into by each Fund.

The repurchase agreements executed by the joint account and outstanding as of March 31, 2008, were as follows:

Counterparty

Terms of Agreement

Face Value

Market Value

Repurchase Price

Mizuho Financial Group, Inc.

1.30% due 04/01/08

$600,000,000

$

600,000,000

$

600,021,667

Lehman Brothers Holdings, Inc.

1.15% due 04/01/08

361,415,602

361,415,602

361,427,148

Morgan Stanley

1.35% due 04/01/08

125,000,000

125,000,000

125,004,688

$1,086,415,602

$1,086,453,503

As of March 31, 2008, the collateral for the repurchase agreements in the joint account was as follows:

Security Type

Maturity Dates

Range of Rates

Par Value

Market Value

U.S. Treasury Notes

11/15/08 - 04/30/09

4.500% - 4.750%

$391,051,000

$

406,869,782

U.S. Treasury Bonds

08/15/19 - 08/15/23

6.250% - 8.125%

208,494,000

262,781,309

U.S. TIP Notes

04/15/11 - 01/15/18

1.625% - 2.625%

211,151,000

243,027,372

U.S. TIP Bonds

01/15/25 - 04/15/29

1.750% - 3.875%

172,432,000

179,310,625

U.S. Treasury Bills

04/03/08 - 09/25/08

—

16,097,000

16,047,993

$1,108,037,081

In the event of counterparty default, the Trust has the right to collect the collateral to offset losses incurred. There is potential loss to the Trust in the event the Trust is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Trust seeks to assert its rights. The Trust’s investment advisor, acting under the supervision of the Board of Trustees,

reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Trust enters into repurchase agreements to evaluate potential risks.

170

|

THE RYDEX SERIES FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

6.

Securities Transactions

During the year ended March 31, 2008, the cost of purchases and proceeds from sales of investment securities, excluding short-term and temporary cash investments, were:

Inverse

Inverse

Nova

S&P 500

S&P 500

OTC

Inverse OTC

Mid-Cap 1.5x

Mid-Cap

Fund

Fund

Strategy Fund

Fund

Strategy Fund

Strategy Fund

Strategy Fund

Purchases

$179,078,362

$ 105,678,343

$

—

$391,823,417

$

—

$

75,908,034

$

—

Sales

$220,271,402

$

60,164,947

$

—

$391,261,160

$

—

$

91,441,482

$

—

Inverse

Government

Inverse

Russell

Russell 2000®

Long Bond

Government

Inverse

2000® 1.5x

Russell 2000®

Strategy

1.2x Strategy

Long Bond

High Yield

High Yield

Strategy Fund

Fund

Fund

Fund

Strategy Fund

Strategy Fund

Strategy Fund

Purchases

$

85,091,953

$

19,577,688

$

—

$857,607,074

$1,556,542,088

$

—

$

—

Sales

$102,021,122

$

21,671,705

$

—

$866,499,788

$1,247,874,586

$

—

$

—

Small-Cap

Mid-Cap

Large-Cap

Small-Cap

Mid-Cap

Europe 1.25x

Japan 2x

Value

Value

Value

Growth

Growth

Strategy Fund

Strategy Fund

Fund

Fund

Fund

Fund

Fund

Purchases

$137,940,986

$

—

$160,226,791

$

90,704,859

$228,165,575

$169,117,346

$ 231,365,357

Sales

$150,067,942

$

—

$101,031,888

$167,510,665

$416,006,222

$184,970,805

$ 222,849,158

Large-Cap

U.S. Government

Growth

Money Market

Fund

Fund

Purchases

$264,038,496

$

—

Sales

$291,269,320

$

—

THE RYDEX SERIES FUNDS ANNUAL REPORT

|

171

NOTES TO FINANCIAL STATEMENTS (continued)

7.

Share Transactions

The Trust is authorized to issue an unlimited number of shares (no par value). Transactions in shares for the years presented were:

Shares Purchased

Purchased through Dividend Reinvestment

Shares Redeemed

Net Shares Purchased (Redeemed)

Year Ended

Year Ended

Year Ended

Year Ended

Year Ended

Year Ended

Year Ended

Year Ended

March 31,

March 31,

March 31,

March 31,

March 31,

March 31,

March 31,

March 31,

2008

2007

2008

2007

2008

2007

2008

2007

Nova Fund

Investor Class

10,763,436

11,867,719

75,348

298,415

(11,641,404)

(13,343,942)

(802,620)

(1,177,808)

Advisor Class

2,287,134

6,705,280

16,569

138,958

(2,764,194)

(7,084,947)

(460,491)

(240,709)

A-Class

486,941

621,498

7,031

24,462

(547,325)

(1,172,693)

(53,353)

(526,733)

C-Class

1,227,847

2,110,539

27,492

98,808

(1,509,363)

(2,554,688)

(254,024)

(345,341)

S&P 500 Fund

A-Class

717,124

169,249*

124

959*

(701,805)

(94,678)*

15,443

75,530*

C-Class

3,802,327

944,164*

787

557*

(3,568,990)

(872,137)*

234,124

72,584*

H-Class

8,954,070

3,546,100*

4,221

13,010*

(6,143,418)

(3,325,681)*

2,814,873

233,429*

Inverse S&P 500 Strategy Fund

Investor Class

11,985,693

20,065,776†

259,306

186,994†

(45,382,295)

(20,691,053)†

(33,137,296)

(438,283)†

Advisor Class

1,435,780

3,179,955†

13,737

17,354†

(4,310,762)

(3,741,419)†

(2,861,245)

(544,110)†

A-Class

724,012

732,639†

10,606

9,997†

(2,065,981)

(658,574)†

(1,331,363)

84,062†

C-Class

3,180,263

1,822,508†

34,413

35,280†

(8,351,679)

(1,679,518)†

(5,137,003)

178,270†

OTC Fund

Investor Class

42,755,463

61,435,597

—

—

(44,366,095)

(86,227,327)

(1,610,632)

(24,791,730)

Advisor Class

11,133,034

20,016,807

—

—

(10,611,159)

(21,740,573)

521,875

(1,723,766)

A-Class

1,224,853

635,953

—

—

(1,016,650)

(538,711)

208,203

97,242

C-Class

7,582,203

5,697,342

—

—

(7,547,831)

(6,530,411)

34,372

(833,069)

Inverse OTC Strategy Fund

Investor Class

13,266,797

26,146,510

121,160

108,463

(15,402,931)

(28,021,658)

(2,014,974)

(1,766,685)

Advisor Class

584,179

2,935,947

4,466

5,689

(945,671)

(2,887,360)

(357,026)

54,276

A-Class

486,070

872,478

8,211

3,314

(599,900)

(782,660)

(105,619)

93,132

C-Class

2,065,870

2,532,572

20,816

19,664

(2,577,766)

(2,328,082)

(491,080)

224,154

Mid-Cap 1.5x Strategy Fund

A-Class

114,194

186,349

2,239

3,369

(135,455)

(245,458)

(19,022)

(55,740)

C-Class

499,616

1,400,225

15,201

16,998

(671,558)

(1,730,574)

(156,741)

(313,351)

H-Class

8,197,410

10,384,583

27,478

26,915

(8,461,182)

(11,078,701)

(236,294)

(667,203)

Inverse Mid-Cap Strategy Fund

A-Class

42,249

90,536

323

521

(32,269)

(81,271)

10,303

9,786

C-Class

603,381

631,150

366

2,240

(586,835)

(640,536)

16,912

(7,146)

H-Class

2,884,473

5,765,039

11,489

20,584

(2,097,722)

(5,824,624)

798,240

(39,001)

Russell 2000® 1.5x Strategy Fund

A-Class

155,573

179,447

312

5,553

(163,625)

(206,373)

(7,740)

(21,373)

C-Class

794,721

1,350,907

1,065

28,754

(956,120)

(1,707,583)

(160,334)

(327,922)

H-Class

6,640,565

24,468,124

1,424

81,017

(7,309,867)

(27,971,122)

(667,878)

(3,421,981)

Russell 2000® Fund

A-Class

253,665

22,932*

114

71*

(225,169)

(13,054)*

28,610

9,949*

C-Class

441,630

299,998*

182

1,018*

(439,576)

(274,136)*

2,236

26,880*

H-Class

4,122,727

3,939,894*

924

2,011*

(4,419,348)

(3,462,667)*

(295,697)

479,238*

* Since the inception date: May 31, 2006.

† Share amounts have been restated to reflect a 1:5 reverse stock split effective April 23, 2007.

NOTES TO FINANCIAL STATEMENTS (continued)

Shares Purchased

Purchased through Dividend Reinvestment

Shares Redeemed

Net Shares Purchased (Redeemed)

Year Ended

Year Ended

Year Ended

Year Ended

Year Ended

Year Ended

Year Ended

Year Ended

March 31,

March 31,

March 31,

March 31,

March 31,

March 31,

March 31,

March 31,

2008

2007

2008

2007

2008

2007

2008

2007

Inverse Russell 2000® Strategy Fund

A-Class

430,239

907,994

7,114

10,595

(545,832)

(664,420)

(108,479)

254,169

C-Class

847,999

1,206,358

7,889

10,209

(940,973)

(1,056,082)

(85,085)

160,485

H-Class

6,274,357

18,043,046

42,668

61,859

(6,618,998)

(18,125,293)

(301,973)

(20,388)

Government Long Bond 1.2x Strategy Fund

Investor Class

76,783,346

70,058,550

119,095

218,614

(78,150,310)

(69,587,173)

(1,247,869)

689,991

Advisor Class

16,143,329

120,029,145

37,347

98,627

(15,059,265)

(121,120,268)

1,121,411

(992,496)

A-Class

2,480,041

2,092,952

33,796

13,767

(1,867,065)

(1,168,676)

646,772

938,043

C-Class

7,398,417

5,129,040

20,651

23,827

(8,365,974)

(4,370,375)

(946,906)

782,492

Inverse Government Long Bond Strategy Fund

Investor Class

55,942,835

34,656,623

335,286

495,718

(58,292,241)

(58,032,323)

(2,014,120)

(22,879,982)

Advisor Class

8,604,796

5,972,176

50,624

68,265

(9,441,570)

(8,861,966)

(786,150)

(2,821,525)

A-Class

1,523,588

1,608,844

60,408

109,000

(2,969,787)

(4,471,284)

(1,385,791)

(2,753,440)

C-Class

3,335,250

2,591,290

279,343

431,313

(7,328,114)

(19,779,050)

(3,713,521)

(16,756,447)

High Yield Strategy Fund*

A-Class

1,930,328

—

3,634

—

(1,500,841)

—

433,121

—

C-Class

170,873

—

119

—

(129,479)

—

41,513

—

H-Class

11,912,677

—

9,814

—

(9,274,669)

—

2,647,822

—

Inverse High Yield Strategy Fund*

A-Class

350,188

—

—

—

(317,552)

—

32,636

—

C-Class

117,922

—

—

—

(60,000)

—

57,922

—

H-Class

3,107,955

—

—

—

(2,980,758)

—

127,197

—

Europe 1.25x Strategy Fund

A-Class

481,557

762,570

3,796

2,118

(858,069)

(381,986)

(372,716)

382,702

C-Class

6,793,370

4,819,796

21,736

2,462

(6,937,333)

(4,859,292)

(122,227)

(37,034)

H-Class

16,294,141

30,427,446

83,104

22,736

(17,801,896)

(30,348,473)

(1,424,651)

101,709

Japan 2x Strategy Fund**

A-Class

27,605

—

—

—

(2,298)

—

25,307

—

C-Class

44,347

—

—

—

(34,802)

—

9,545

—

H-Class

528,213

—

—

—

(319,523)

—

208,690

—

Small-Cap Value Fund

A-Class

177,319

284,035

644

52

(177,608)

(183,571)

355

100,516

C-Class

1,259,064

4,333,852

258

253

(778,563)

(4,840,427)

480,759

(506,322)

H-Class

4,777,161

8,631,833

999

366

(3,129,747)

(11,406,222)

1,648,413

(2,774,023)

* Since the inception date: April 16, 2007.

** Since the inception date: February 22, 2008.

NOTES TO FINANCIAL STATEMENTS (continued)

Shares Purchased

Purchased through Dividend Reinvestment

Shares Redeemed

Net Shares Purchased (Redeemed)

Year Ended

Year Ended

Year Ended

Year Ended

Year Ended

Year Ended

Year Ended

Year Ended

March 31,

March 31,

March 31,

March 31,

March 31,

March 31,

March 31,

March 31,

2008

2007

2008

2007

2008

2007

2008

2007

Mid-Cap Value Fund

A-Class

174,959

245,850

2,215

212

(212,737)

(162,888)

(35,563)

83,174

C-Class

845,951

488,648

1,257

888

(1,042,478)

(488,650)

(195,270)

886

H-Class

2,664,509

11,102,812

4,679

7,273

(4,541,599)

(10,003,491)

(1,872,411)

1,106,594

Large-Cap Value Fund

A-Class

279,929

285,031

42,908

562

(269,266)

(150,248)

53,571

135,345

C-Class

2,025,443

7,914,068

64,737

1,653

(2,639,246)

(7,422,419)

(549,066)

493,302

H-Class

9,372,167

26,008,242

96,773

60,827

(14,047,706)

(22,491,073)

(4,578,766)

3,577,996

Small-Cap Growth Fund

A-Class

262,368

127,341

3,278

—

(238,178)

(113,401)

27,468

13,940

C-Class

2,189,483

1,971,684

10,842

—

(2,363,032)

(1,922,367)

(162,707)

49,317

H-Class

3,527,056

6,020,424

7,158

—

(3,863,333)

(7,740,354)

(329,119)

(1,719,930)

Mid-Cap Growth Fund

A-Class

250,895

269,187

7,273

3,352

(203,641)

(230,040)

54,527

42,499

C-Class

1,561,001

646,301

5,107

3,108

(1,687,976)

(577,261)

(121,868)

72,148

H-Class

7,525,765

5,358,319

23,635

56,388

(7,269,598)

(6,693,913)

279,802

(1,279,206)

Large-Cap Growth Fund

A-Class

277,830

202,640

2,193

—

(161,710)

(139,178)

118,313

63,462

C-Class

4,408,801

6,304,099

7,740

—

(4,374,533)

(6,367,140)

42,008

(63,041)

H-Class

7,048,426

11,081,000

19,766

—

(8,400,012)

(10,509,352)

(1,331,820)

571,648

U.S. Government Money Market Fund

Investor Class

16,744,764,573

17,412,386,340

34,409,275

41,147,937

(16,782,939,166)

(17,446,274,948)

(3,765,318)

7,259,329

Advisor Class

3,541,832,288

3,589,122,862

5,026,273

6,747,367

(3,591,814,815)

(3,543,630,372)

(44,956,254)

52,239,857

A-Class

86,075,767

74,982,888

611,010

557,808

(84,291,559)

(71,085,774)

2,395,218

4,454,922

C-Class

1,349,987,737

1,456,374,459

3,040,004

3,708,601

(1,352,007,026)

(1,470,712,897)

1,020,715

(10,629,837)

NOTES TO FINANCIAL STATEMENTS (continued)

8.

Portfolio Securities Loaned

The Funds may lend their securities to approved brokers to earn additional income. Security lending income shown on the statement of operations is shown net of rebates paid to borrowers and earnings on cash collateral investments shared with the lending agent. Within this arrangement, the Funds act as the lender, U.S. Bank acts as the agent, and other approved registered broker dealers act as the borrowers. The Funds receive cash collateral, valued at 100% of the value of the securities on loan, which is initially held in a segregated account at U.S. Bank. Under the terms of the Funds’ securities lending agreement with U.S. Bank, cash collateral may be invested by U.S. Bank in certain high quality, liquid investments.

At March 31, 2008, the cash collateral investments consisted of a money market mutual fund and repurchase agreement.

The Funds bear the risk of loss on cash collateral investments. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the Fund the next business day. Although the collateral mitigates risk, the Funds could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities. The Funds have the right under the securities lending agreement to recover the securities from the borrower on demand.

The following represents a breakdown of the collateral, its rates, and maturities:

MUTUAL FUND 70.54%

Issuer

Shares

Market Value

Mount Vernon Securities Lending Trust

304,320,943

$304,320,943

REPURCHASE AGREEMENT 29.46%

Counterparty

Terms of Agreement

Face Value

Market Value

Repurchase Price

Morgan Stanley

2.90% due 04/01/08

$127,125,000

$127,125,000

$127,135,241

TOTAL COLLATERAL 100.00%

$431,445,943

As of March 31, 2008, the collateral for the repurchase agreements in the joint account was as follows:

Range of Rates

Security Type

Current Par Value

Market Value

Maturity Dates

2.919%

-6.000%

Government Collateralized

Mortgage Obligations

$132,880,918

$130,220,513

11/20/28 - 03/25/37

$130,220,513

At March 31, 2008, the following Funds participated in securities lending and received cash collateral:

Fund

Cash Collateral

Value of Securities Loaned

Nova Fund

$

26,417,952

$

25,778,699

S&P 500 Fund

8,443,950

8,236,571

OTC Fund

196,292,630

190,053,154

Mid-Cap 1.5x Strategy Fund

5,432,081

5,281,190

Russell 2000® 1.5x Strategy Fund

8,604,404

8,283,783

Russell 2000® Fund

548,245

529,307

Europe 1.25x Strategy Fund

7,037,195

6,876,357

Small-Cap Value Fund

14,998,127

14,244,584

Mid-Cap Value Fund

4,478,402

4,307,818

Large-Cap Value Fund

12,085,740

11,515,211

Small-Cap Growth Fund

3,309,302

3,192,684

Mid-Cap Growth Fund

9,573,016

9,335,045

Large-Cap Growth Fund

7,099,899

6,924,081

U.S. Government Money Market Fund

127,125,000

124,612,500

9.

New Accounting Pronouncements

On September 15, 2006, the FASB released Statement of Financial Accounting Standard No. 157 (“FAS 157”) Fair Value

Measurement which provided enhanced guidance for using fair value to measure assets and liabilities. The standard requires companies to provide expanded information about the assets and liabilities measured at fair value and the potential effect of these fair valuations on an entity’s financial performance. The standard does not expand the use of fair value in any new circumstances, but provides clarification on acceptable fair valuation methods and applications. Adoption of FAS 157 is required for fiscal years beginning after November 15, 2007. The Funds are currently assessing the impact of the standard on the Funds’ financial statements.

THE RYDEX SERIES FUNDS ANNUAL REPORT

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175

NOTES TO FINANCIAL STATEMENTS (concluded)

In March 2008, the FASB issued FAS No. 161, “Disclosures about Derivative Instruments and Hedging Activities.” The new

requirement is intended to improve disclosures around an entity’s derivatives activity and help investors understand how entities use derivatives, how they are accounted for and how they affect the financial position and operations of that entity.

FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008.

10.

Dissolution of Master-Feeder Structure

Prior to April 1, 2007, the Nova Fund, Inverse S&P 500 Strategy Fund, Inverse OTC Strategy Fund, and Inverse

Government Long Bond Strategy Fund operated under a “master-feeder” structure, whereby each Fund invested substantially all of its assets in a corresponding investment company (“Master Portfolio”) having the same investment objectives as the Fund. At March 31, 2007, each Fund owned 100% of its respective Master Portfolio.

Effective April 1, 2007, each Fund ceased operations under the master-feeder structure. Accordingly, the net assets of each

Master-Portfolio, including the portfolio of investments, were transferred to the respective Funds under a tax-free liquidation. There was no change in the aggregate net assets, outstanding shares, or NAV of the Funds as a result of these transactions.

11.   Acquisition of Rydex Investments and the Distributor

At the close of business on January 17, 2008, Rydex NV, Inc., comprised of Rydex Investments, together with several other

Rydex entities, was acquired by Security Benefit Corporation (“Security Benefit”), a financial services firm that provides a broad variety of financial programs to investors in the advisor, banking, education, government, institutional, and qualified plan markets (the “Transaction”). As a result of the Transaction’s completion, Rydex Investments and the Distributor are wholly-owned subsidiaries of Security Benefit. While the Transaction has no material impact on the Funds or their shareholders, it resulted in a change of control of Rydex Investments, which in turn caused the termination of the investment advisory agreement between Rydex Investments and the Funds.

A new investment advisory agreement between Rydex Investments and the Funds was approved under substantially the same terms as the previous investment advisory agreement (the “New Agreement”). This New Agreement was approved by shareholders, via proxy, and took effect upon the closing of the Transaction.

The Transaction had no impact on the day-to-day operations of Rydex Investments, the fees payable to Rydex Investments under the New Agreement, or the persons responsible for the management of the Funds.

12.   NASDAQ Name Change

Effective April 1, 2008, the OTC Fund and the Inverse OTC Strategy Fund changed their Fund names to NASDAQ-100®

Fund and Inverse NASDAQ-100® Strategy Fund, respectively. The name change will have no impact on the Funds’

investment objectives, tickers and CUSIPS.

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THE RYDEX SERIES FUNDS ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC

ACCOUNTING FIRM

To the Board of Trustees and Shareholders

of the Rydex Series Funds:

We have audited the accompanying statements of assets and liabilities of Nova Fund, S&P 500 Fund, Inverse S&P 500

Strategy Fund, OTC Fund, Inverse OTC Strategy Fund, Mid-Cap 1.5x Strategy Fund, Inverse Mid-Cap Strategy Fund,

Russell 2000® 1.5x Strategy Fund, Russell 2000® Fund, Inverse Russell 2000® Strategy Fund, Government Long Bond 1.2x

Strategy Fund, Inverse Government Long Bond Strategy Fund, High Yield Strategy Fund, Inverse High Yield Strategy Fund,

Europe 1.25x Strategy Fund, Japan 2x Strategy Fund, Small-Cap Value Fund, Mid-Cap Value Fund, Large-Cap Value Fund,

Small-Cap Growth Fund, Mid-Cap Growth Fund, Large-Cap Growth Fund, and U.S. Government Money Market Fund (23

of the series constituting the Rydex Series Funds) (the “Funds”), including the schedules of investments, as of March 31,

2008, and the related statements of operations for the period then ended, statements of changes in net assets, and financial highlights for each of the periods presented in the two years then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the periods presented through

March 31, 2006 were audited by other auditors, whose report dated May 18, 2006 expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United

States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds at March 31, 2008, and the results of their operations for the period then ended, the changes in their net assets and their financial highlights for each of the periods presented in the two years then ended, in conformity with U.S. generally accepted accounting principles.

McLean, Virginia

May 29, 2008

THE RYDEX SERIES FUNDS ANNUAL REPORT

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177

OTHER INFORMATION (Unaudited)

Tax Information

This information is being provided for the year ended March 31, 2008, as required by the Internal Revenue Code. Amounts shown may differ from those elsewhere in the report because of differences in tax and financial reporting practice.

Of the ordinary income distributions paid during the year, the following Funds had the corresponding percentages qualify for the dividends received deduction for corporations:

Fund

% Qualifying

Nova Fund

85.68%

S&P 500 Fund

57.76%

Mid-Cap 1.5x Strategy Fund

51.79%

Russell 2000® Fund

23.48%

Small-Cap Value Fund

100.00%

Mid-Cap Value Fund

54.47%

Large-Cap Value Fund

29.79%

Small-Cap Growth Fund

36.49%

Mid-Cap Growth Fund

11.68%

Large-Cap Growth Fund

66.55%

Additionally, the following amounts of ordinary dividends paid during the same period qualified for the lower income tax rate available to individuals under the Jobs and Growth Tax Relief Reconciliation Act of 2003, respectively. This information was included in Form 1099-DIV sent to shareholders for the calendar year ended on December 31, 2007. Information for

2008 will be sent to shareholders in January of 2009.

Fund

% Qualifying

Nova Fund

32.15%

S&P 500 Fund

100.00%

Mid-Cap 1.5x Strategy Fund

42.42%

Russell 2000® Fund

26.28%

Europe 1.25x Strategy Fund

53.22%

Small-Cap Value Fund

100.00%

Large-Cap Value Fund

66.31%

Small-Cap Growth Fund

3.61%

Mid-Cap Growth Fund

14.12%

Large-Cap Growth Fund

66.55%

The Funds’ distributions to shareholders included:

Russell

Europe

S&P 500

Mid-Cap 1.5x

2000® 2x

1.25x

Strategy

Strategy

Strategy

Strategy

Fund

Fund

Fund

Fund

From short-term capital gains:

$

—

$

468,590

$

—

$2,254,068

From long-term capital gains,

subject to the 15% rate gains category:

—

1,231,995

—

—

From long-term capital gains, using

proceeds from shareholder redemptions:

159,075

—

60,826

1,295,025

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THE RYDEX SERIES FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited) (continued)

Mid-Cap

Large-Cap

Small-Cap

Mid-Cap

Value

Value

Growth

Growth

Fund

Fund

Fund

Fund

From short-term capital gains:

$

—

$

3,611,204

$418,525

$840,286

From long-term capital gains,

subject to the 15% rate gains category:

—

—

233,443

227,226

From long-term capital gains, using

proceeds from shareholder redemptions:

561,805

13,126,273

—

135,068

Large-Cap

Growth

Fund

From short-term capital gains:

$611,183

From long-term capital gains,

subject to the 15% rate gains category:

221,395

From long-term capital gains, using

proceeds from shareholder redemptions:

—

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 1-800-820-0888. This information is also available from the EDGAR database on the SEC’s website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-800-820-0888. This information is also available from the EDGAR database on the SEC’s website at http://www.sec.gov.

Proxy Results

At a special meeting of shareholders initially held on October 4, 2007, the shareholders of the Funds voted on whether to approve a new investment advisory agreement between Rydex Series Funds and Padco Advisors, Inc. A description of the number of shares voted is as follows:

Shares

Shares

Shares

Fund

For

Against

Abstained

Nova Fund

3,163,062.486

101,003.162

229,935.976

S&P 500 Fund

295,815.501

8,647.274

22,972.870

Inverse S&P 500 Strategy Fund

4,806,168.989

229,251.628

214,166.365

OTC Fund

27,570,410.841

878,257.366

1,964,603.661

Inverse OTC Strategy Fund

2,734,357.011

142,494.639

183,318.773

Mid-Cap 1.5x Strategy Fund

476,155.945

22,054.710

44,006.975

Inverse Mid-Cap Strategy Fund

125,396.002

14,810.624

6,431.270

Russell 2000® 1.5x Strategy Fund

702,980.735

29,023.906

43,417.641

Russell 2000® Fund

92,655.785

24,114.549

1,004.000

Inverse Russell 2000® Strategy Fund

1,308,672.871

60,089.793

91,630.306

Government Long Bond 1.2x Strategy Fund

4,751,179.578

49,721.186

199,783.120

Inverse Government Long Bond Strategy Fund

12,909,255.313

683,709.715

795,843.129

High Yield Strategy Fund

74,210.980

0.000

388.000

Inverse High Yield Strategy Fund

222,238.550

2,232.852

8,164.075

Europe 1.25x Strategy Fund

1,788,987.588

28,514.769

66,212.218

Small-Cap Value Fund

153,214.552

2,933.833

2,190.293

Mid-Cap Value Fund

368,445.018

17,247.307

22,909.074

Large-Cap Value Fund

500,487.516

14,911.115

12,823.759

Small-Cap Growth Fund

150,344.592

1,247.829

1,072.118

Mid-Cap Growth Fund

467,043.934

8,678.920

5,281.275

Large-Cap Growth Fund

1,368,958.407

46,355.280

47,325.374

U.S. Government Money Market Fund

649,031,152.596

21,984,885.990

38,605,738.300

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179

OTHER INFORMATION (Unaudited) (concluded)

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on

Form N-Q, which is available on the SEC’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and that information on the operation of the Public

Reference Room may be obtained by calling 1-800-SEC-0330. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 1-800-820-0888.

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THE RYDEX SERIES FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

A Board of Trustees oversees all Rydex Investments, in which its members have no stated term of service, and continue to serve after election until resignation. The Statement of Additional Information includes further information about Fund

Trustees and Officers, and can be obtained without charge by calling 1-800-820-0888.

All Trustees and Officers may be reached c/o Rydex Investments, 9601 Blackwell Rd., Suite 500, Rockville, MD 20850.

TRUSTEES AND OFFICERS

Length of Service

Name, Position and

As Trustee

Number of

–––––––––––––––––––––––

Year of Birth

––––––––––––––––––––––––––

(Year Began)

––––––––––––––––––

Funds Overseen

Carl G. Verboncoeur*

Rydex Series Funds – 2004

149

Trustee, President (1952)

Rydex Variable Trust – 2004

Rydex Dynamic Funds – 2004

Rydex ETF Trust – 2004

Principal Occupations During Past Five Years: Chief Executive Officer and Treasurer of Rydex Specialized Products, LLC (2005

to present); Chief Executive Officer of Rydex Investments and Rydex Distributors, Inc. (2003 to present); Executive Vice President of Rydex Investments (2000 to 2003)

Michael P. Byrum*

Rydex Series Funds – 2005

149

Trustee, Vice President

Rydex Variable Trust – 2005

(1970)

Rydex Dynamic Funds – 2005

Rydex ETF Trust – 2005

Principal Occupations During Past Five Years: Chief Investment Officer of Rydex Investments (2003 to present); Secretary of

Rydex Specialized Products, LLC (2005 to present); Vice President of Rydex Series Funds (1997 to present); Vice President of

Rydex Variable Trust (1998 to present); Vice President of Rydex Dynamic Funds (1999 to present); Vice President of Rydex ETF

Trust (2002 to present); President and Trustee of Rydex Capital Partners SPhinX Fund (2003 to 2006); President of Rydex

Investments (2004 to present); Chief Operating Officer of Rydex Investments and Rydex Distributors, Inc. (2003 to 2004)

INDEPENDENT TRUSTEES

Length of Service

Name, Position and

As Trustee

Number of

–––––––––––––––––––––––––

Year of Birth

–––––––––––––––––––––––––––

(Year Began)

–––––––––––––––––

Funds Overseen

John O. Demaret

Rydex Series Funds – 1997

141

Trustee, Chairman of the

Rydex Variable Trust – 1998

Board (1940)

Rydex Dynamic Funds – 1999

Rydex ETF Trust – 2003

Principal Occupations During Past Five Years: Retired

Corey A. Colehour

Rydex Series Funds – 1993

141

Trustee (1945)

Rydex Variable Trust – 1998

Rydex Dynamic Funds – 1999

Rydex ETF Trust – 2003

Principal Occupations During Past Five Years: Retired (2006 to present); Owner and President of Schield Management

Company, registered investment adviser (2005 to 2006); Senior Vice President of Marketing and Co-Owner of Schield

Management Company, registered investment adviser (1985 to 2005)

J. Kenneth Dalton

Rydex Series Funds – 1995

141

Trustee (1941)

Rydex Variable Trust – 1998

Rydex Dynamic Funds – 1999

Rydex ETF Trust – 2003

Principal Occupations During Past Five Years: Mortgage Banking Consultant and Investor, The Dalton Group

THE RYDEX SERIES FUNDS ANNUAL REPORT

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181

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited) (concluded)

Length of Service

Name, Position and

As Trustee

Number of

––––––––––––––––––––––

Year of Birth

–––––––––––––––––––––––––

(Year Began)

––––––––––––––––––––

Funds Overseen

Werner E. Keller

Rydex Series Funds – 2005

141

Trustee (1940)

Rydex Variable Trust – 2005

Rydex Dynamic Funds – 2005

Rydex ETF Trust – 2005

Principal Occupations During Past Five Years: Retired (2001 to present); Chairman, Centurion Capital Management (1991 to 2001)

Thomas F. Lydon, Jr.

Rydex Series Funds – 2005

141

Trustee (1960)

Rydex Variable Trust – 2005

Rydex Dynamic Funds – 2005

Rydex ETF Trust – 2005

Principal Occupations During Past Five Years: President, Global Trends Investments

Patrick T. McCarville

Rydex Series Funds – 1997

141

Trustee (1942)

Rydex Variable Trust – 1998

Rydex Dynamic Funds – 1999

Rydex ETF Trust – 2003

Principal Occupations During Past Five Years: Founder and Chief Executive Officer, Par Industries, Inc.

Roger Somers

Rydex Series Funds – 1993

141

Trustee (1944)

Rydex Variable Trust – 1998

Rydex Dynamic Funds – 1999

Rydex ETF Trust – 2003

Principal Occupations During Past Five Years: Owner, Arrow Limousine

EXECUTIVE OFFICERS

Name, Position and

Principal Occupations

–––––––––––––––––––––––

Year of Birth

––––––––––––––––––––––––––––––

During Past Five Years

Nick Bonos*

Chief Financial Officer of Rydex Specialized Products, LLC (2005 to present);

Vice President and Treasurer (1963)

Vice President and Treasurer of Rydex Series Funds, Rydex Variable Trust,

Rydex Dynamic Funds, and Rydex ETF Trust (2003 to present); Senior Vice

President of Rydex Investments (2003 to present); Vice President and

Treasurer of Rydex Capital Partners SPhinX Fund (2003 to 2006); Vice

President of Accounting of Rydex Investments (2000 to 2003)

Joanna M. Haigney*

Chief Compliance Officer of Rydex Series Funds, Rydex Variable Trust, and

Chief Compliance Officer and

Rydex Dynamic Funds (2004 to present); Secretary of Rydex Series Funds,

Secretary (1966)

Rydex Variable Trust, and Rydex Dynamic Funds (2000 to present); Secretary of Rydex ETF Trust (2002 to present); Vice President of Compliance of Rydex

Investments (2000 to present); Secretary of Rydex Capital Partners SPhinX

Fund (2003 to 2006)

Joseph Arruda*

Assistant Treasurer of Rydex Series Funds, Rydex Variable Trust, Rydex

Assistant Treasurer (1966)

Dynamic Funds, Rydex ETF Trust (2006 to present); Vice President of Rydex

Investments (2004 to present); Director of Accounting of Rydex Investments

(2003 to 2004); Vice President of Mutual Funds, State Street Bank & Trust

(2000 to 2003)

Paula Billos*

Controller of Rydex Series Funds, Rydex Variable Trust, Rydex Dynamic

Controller (1974)

Funds, Rydex ETF Trust (2006 to present); Director of Fund Administration of

Rydex Investments (2001 to present)

* Officers of the Fund are deemed to be “interested persons” of the Trust, within the meaning of Section 2(a)(19) of the 1940 Act, inasmuch as this person is affiliated with Rydex Investments.

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9601 Blackwell Road, Suite 500

Rockville, MD 20850

www.rydexinvestments.com

800-820-0888

RBENF-ANN-2-0308x0309